As filed with the Securities and Exchange Commission on December 30, 2016

Securities Act File No. 333-

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

(Check appropriate box or boxes)

Janus Investment Fund

(Exact Name of Registrant as Specified in Charter)

151 Detroit Street

Denver, Colorado 80206-4805

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(303) 333-3863

(Area Code and Telephone Number)

Michelle Rosenberg

151 Detroit Street

Denver, Colorado 80206-4805

(Name and Address of Agent for Service)

With copies to:

Kevin T. Hardy, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 155 North Wacker Drive Chicago, Illinois 60606	Michael K. Hoffman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The titles of the securities being registered are:

Class A, C, D, I, N and R Shares of Janus Henderson International Opportunities Fund;

Class A, C, D, I and N Shares of Janus Henderson Global Equity Income Fund;

Class A, C, D, I and N Shares of Janus Henderson European Focus Fund;

Class A, C, D, I and N Shares of Janus Henderson Strategic Income Fund;

Class A, C, D, I and N Shares of Janus Henderson All Asset Fund;

Class A, C, D, I and N Shares of Janus Henderson International Long/Short Equity Fund; and

Class A, C, D, I and N Shares of Janus Henderson Dividend & Income Builder Fund.

No filing fee is required because an indefinite number of shares of beneficial interest with $0.01 par value, of the Registrant have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

Explanatory Note

This Registration Statement relates to the following reorganizations, each involving the reorganization of a series of Henderson Global Funds into a corresponding newly-formed series of Janus Investment Fund:

Target Fund	Acquiring Fund
Henderson International Opportunities Fund	Janus Henderson International Opportunities Fund
Henderson Global Equity Income Fund	Janus Henderson Global Equity Income Fund
Henderson European Focus Fund	Janus Henderson European Focus Fund
Henderson Strategic Income Fund	Janus Henderson Strategic Income Fund
Henderson All Asset Fund	Janus Henderson All Asset Fund
Henderson International Long/Short Equity Fund	Janus Henderson International Long/Short Equity Fund
Henderson Dividend & Income Builder Fund	Janus Henderson Dividend & Income Builder Fund

This Registration Statement is organized as follows:

1.	Letter to Shareholders of the Target Funds

2.	Notice of Special Meeting of Shareholders of the Target Fund

3.	Joint Proxy Statement/Prospectus regarding the proposed reorganizations of each Target Fund into the corresponding Acquiring Fund

4.	Statement of Additional Information regarding the proposed reorganizations of each Target Fund into the corresponding Acquiring Fund

5.	Part C Information

6.	Exhibits

Following the filing of a 485(a) post-effective amendment to Registrant’s Registration Statement on Form N-1A in connection with the establishment of each newly-formed series, this Registration Statement will be amended to reflect class and series identifier information for each Acquiring Fund.

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HENDERSON GLOBAL FUNDS

737 North Michigan Avenue, Suite 1700

Chicago, Illinois 60611

Dear Shareholder:

A joint special meeting (the “Meeting”) of the shareholders of the Henderson Global Funds identified in the enclosed Notice of Joint Special Meeting of Shareholders (the “Notice”) will be held at 9:00 a.m. Central Time at 737 N. Michigan Avenue, Suite 2030, Chicago, Illinois 60611 on Thursday, April 6, 2017. The purpose of the Meeting is to vote on an important proposal that affects the Henderson Funds identified in the Notice (each a “Target Fund” and collectively the “Target Funds”) and your investment in one or more of them. Each Target Fund is a series of Henderson Global Funds (the “Henderson Trust”).

Janus Capital Group Inc. (“Janus”) and Henderson Group plc (“Henderson”) recently entered into an Agreement and Plan of Merger pursuant to which Janus and Henderson have agreed to effect an all-stock merger of equals strategic combination of their respective businesses (the “Parent Company Transaction”). In connection with the Parent Company Transaction, the Board of Trustees of the Henderson Trust has approved, under an Agreement and Plan of Reorganization (a “Plan”), the transition of each Target Fund (a “Merger”) to the Janus mutual fund platform, by transferring the assets and liabilities of each Target Fund to a newly formed series of Janus Investment Fund with the same investment objectives, principal investment strategies, and risks as the corresponding Target Fund (each, an “Acquiring Fund” and collectively the “Acquiring Funds”).

Janus and Henderson believe combining the Target Funds and the Acquiring Funds onto a single operating platform will create a larger fund family that will offer a broader range of investment options. Janus and Henderson believe the combination also presents the opportunity to achieve asset growth of the fund complex through combined distribution networks, to benefit from the combined resources of Janus and Henderson, and to operate with greater efficiency and lower overall costs. Each Acquiring Fund will be managed by the same portfolio managers as the corresponding Target Fund.

With respect to each fund Merger, the Board of Trustees of the Henderson Trust believes that the proposed Merger is in the best interests of the Target Fund and has recommended that shareholders vote FOR the Plan to authorize the Merger.

You can vote in one of four ways:

•	By Internet through the website listed in the proxy voting instructions;
•	By telephone using the toll-free number listed in the proxy voting instructions;
•	By mail with the enclosed proxy card(s); or
•	In person at the joint special shareholder meeting on Thursday, April 6, 2017.

The enclosed Joint Proxy Statement/Prospectus describes the proposal and compares each Target Fund to its corresponding Acquiring Fund. Your vote is extremely important, so please read the enclosed Joint Proxy Statement/Prospectus carefully and submit your vote. If you have any questions about the proposal, please call our proxy solicitor, Computershare Fund Services at 866-492-0863.

Thank you for your consideration of this important proposal. We value the trust and confidence you have placed with us and look forward to continuing our relationship with you.

Sincerely,

/s/ James G. O’Brien

James G. O’Brien

President Henderson Global Funds

HENDERSON GLOBAL FUNDS

737 North Michigan Avenue, Suite 1700

Chicago, Illinois 60611

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that the Board of Trustees of Henderson Global Funds (the “Henderson Trust”) has called a Joint Special Meeting of Shareholders of the series of the Henderson Trust identified below (each a “Target Fund” and collectively the “Target Funds”), to be held at 737 N. Michigan Avenue, Suite 2030, Chicago, Illinois 60611, on Thursday, April 6, 2017, at 9:00 a.m. Central Time (together with any postponements or adjournments thereof, the “Meeting”).

At the Meeting, shareholders of each Target Fund will be asked to vote to approve an Agreement and Plan of Reorganization (each, a “Plan”), which provides for the transfer of all of the assets and all the liabilities of each Target Fund to a corresponding series (each an “Acquiring Fund” and collectively the “Acquiring Funds”) of Janus Investment Fund. Each Acquiring Fund will have the same investment objectives, principal investment strategies, and risks as the corresponding Target Fund. The Target Funds participating in the Meeting are:

•	Henderson International Opportunities Fund
•	Henderson Global Equity Income Fund
•	Henderson European Focus Fund
•	Henderson Strategic Income Fund
•	Henderson All Asset Fund
•	Henderson International Long/Short Equity Fund
•	Henderson Dividend & Income Builder Fund

Any shareholder who owned shares of a Target Fund as of the close of business on January 13, 2017 (the “Record Date”) will receive notice of the Meeting and will be entitled to vote on their Target Fund’s Plan at the Meeting. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting.

In the event that the necessary quorum to transact business or the vote required to approve a Plan is not obtained at the Meeting, the persons named as proxies may propose one or more postponements or adjournments to permit further solicitation of proxies. Any such postponement or adjournment will require the affirmative vote of the holders of a majority of shares of the Target Fund entitled to vote that are present in person or by proxy at the Meeting. If a quorum is not present, the persons named as proxies will vote the proxies, in accordance with applicable law, in favor of postponement or adjournment if they determine additional solicitation is warranted and in the interests of the applicable Target Fund.

Shareholders are urged to take advantage of the Internet or telephonic voting procedures described on the enclosed proxy card(s), or complete, sign, and date the enclosed proxy card(s) and return it in the enclosed addressed envelope, which needs no postage if mailed in the United States. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

The Board of Trustees recommends that shareholders of each Target Fund vote FOR its Plan.

By Order of the Board of Trustees,

/s/ Christopher Golden

Christopher Golden

Secretary

Henderson Global Funds

[    date    ]

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual Account: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Account: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

THE INFORMATION IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS JOINT PROXY STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED [                ]

JOINT PROXY STATEMENT/PROSPECTUS

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JANUS INVESTMENT FUND	HENDERSON GLOBAL FUNDS
151 Detroit Street	737 North Michigan Avenue, Suite 1700
Denver, Colorado 80206	Chicago, Illinois 60611
1-866-3HENDERSON (1-866-343-6337)

INTRODUCTION

This Joint Proxy Statement/Prospectus is being furnished to shareholders of each Target Fund listed in the table below (each a “Target Fund” and collectively the “Target Funds”), each a series of Henderson Global Funds (the “Henderson Trust”), in connection with a joint special meeting of the shareholders of those Target Funds. This is both the proxy statement of the Target Funds and a prospectus for each Acquiring Fund listed in the table below (each an “Acquiring Fund” and collectively the “Acquiring Funds”). Each Acquiring Fund is a newly formed series of Janus Investment Fund (the “Janus Trust”). Both the Janus Trust and the Henderson Trust are registered open-end management companies.

Target Fund	Acquiring Fund
Henderson International Opportunities Fund	Janus Henderson International Opportunities Fund
Henderson Global Equity Income Fund	Janus Henderson Global Equity Income Fund
Henderson European Focus Fund	Janus Henderson European Focus Fund
Henderson Strategic Income Fund	Janus Henderson Strategic Income Fund
Henderson All Asset Fund	Janus Henderson All Asset Fund
Henderson International Long/Short Equity Fund	Janus Henderson International Long/Short Equity Fund
Henderson Dividend & Income Builder Fund	Janus Henderson Dividend & Income Builder Fund

At the joint special meeting, the shareholders of each Target Fund will be asked to consider a proposal to approve an Agreement and Plan of Reorganization, which provides for the transfer of all of the assets of their Target Fund to the corresponding Acquiring Fund, in exchange for shares of beneficial interest of such Acquiring Fund and the assumption by such Acquiring Fund of all the liabilities of the respective Target Fund, as described more fully below.

•	The Target Funds and the Acquiring Funds are sometimes referred to herein individually as a “Fund” and collectively as the “Funds.”

•	Each Agreement and Plan of Reorganization is sometimes referred to herein individually as a “Plan” and collectively as the “Plans” and the transactions contemplated by a Plan sometimes are referred to herein individually as a “Merger” and collectively as the “Mergers.”

As a result of the proposed Mergers, each shareholder of a Target Fund will receive a number of full and fractional shares of its corresponding Acquiring Fund equal in value to their holdings of the Target Fund as of the closing date of the respective Merger. The Janus Trust shall cause each Target Fund to deliver to the Henderson Trust full and fractional shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the value of the aggregate net assets of the same class of shares of the respective Target Fund, as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) on the closing date of the respective Merger. Janus Capital Management LLC (the “Janus Adviser”) will be the investment adviser for each Acquiring Fund. Henderson Investment Management Limited (the “Henderson Sub-adviser”) will be the sub-adviser for each Acquiring Fund. The closing of each Merger is contingent upon shareholder approval of the Plan applicable to its Target Fund. Each Plan is substantially similar and a form of the Plan is attached hereto as Appendix A. If all closing conditions are satisfied or waived, the Mergers are expected to occur on or about [                ] or as soon as practicable thereafter (the “Closing Date”).

With respect to each Target Fund, the Board of Trustees of the Henderson Trust (the “Henderson Board”) has determined that the use of this Joint Proxy Statement/Prospectus for the joint special meeting of shareholders of the Target Fund is in the best interests of the Target Fund in light of the similar matters being voted on by each Target Fund.

The joint special meeting of shareholders of the Target Funds will be held at 737 N. Michigan Avenue, Suite 2030, Chicago, Illinois 60611 on Thursday, April 6, 2017 at 9:00 a.m. Central Time (together with any postponements or adjournments thereof, the “Meeting”). The Henderson Board is soliciting proxies from shareholders of the Target Funds for the Meeting. The Henderson Board recommends that shareholders of each Target Fund vote FOR its Plan.

This Joint Proxy Statement/Prospectus, Notice of Joint Special Meeting, and the proxy card(s) are first being mailed to shareholders of the Target Funds on or about [            ]. Shareholders of record of each Target Fund as of the close of business on January 13, 2017 (“Record Date”) are entitled to notice of and to vote at the Meeting.

This Joint Proxy Statement/Prospectus, which you should read carefully and retain for future reference, sets forth the information that you should know about the Target Funds, the Acquiring Funds, and the proposed Mergers before voting on the proposal. The Joint Proxy Statement/Prospectus serves as a prospectus of each Acquiring Fund in connection with the issuance of the Acquiring Funds’ common shares in the Mergers. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Shares of the Acquiring Funds have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

Incorporation by Reference

For more information about the investment objectives, strategies, restrictions, and risks of the Target Funds, see:

•	The Prospectus for each Target Fund for Class A Shares, Class C Shares, Class I Shares and Class R6 Shares (and Class R Shares and Class IF Shares for Henderson International Opportunities Fund) filed in Post-Effective Amendment No. 104 to Henderson Trust’s registration statement on Form N-1A (File Nos. 811-10399 and 333-62270) (Accession No. 0000891804-16-001920), dated November 30, 2016, as supplemented;

•	The Statement of Additional Information for each Target Fund, filed in Post-Effective Amendment No. 104 to Henderson Trust’s registration statement on Form N-1A (File Nos. 811-10399 and 333-62270) (Accession No. 0000891804-16-001920), dated November 30, 2016, as supplemented; and

•	The Annual Report for each Target Fund, filed on Form N-CSR (File No. 811-10399), for the fiscal year ended July 31, 2016 (Accession No. 0000891804-16-001782).

The above documents have been filed with the SEC and are incorporated by reference herein as appropriate. The prospectus of each class of the Target Funds and its annual report have previously been delivered to the Target Funds’ shareholders.

You can obtain free copies of any of the foregoing Target Fund documents by contacting a Henderson representative at 1-866-3HENDERSON (or 1-866-343-6337). The reports are also available, without charge, at www.henderson.com, or by sending a written request to Henderson Global Funds at P.O. Box 8391, Boston, MA 02266-8391.

A Statement of Additional Information dated             , 2017 relating to the Mergers has been filed with the SEC and is incorporated by reference into this Joint Proxy Statement/Prospectus. You can obtain a free copy of that document by contacting your plan sponsor, broker-dealer, or financial intermediary or by contacting a Janus representative at 1-877-335-2687.

The shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution or the U.S. Government, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency, and involve risk, including the possible loss of the principal amount invested.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and, in accordance therewith, file reports, proxy materials, and other information with the SEC. You may review and copy information about the Funds at the Public Reference Room of the SEC or get text-only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the SEC’s Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov.

The following chart outlines the impacted share classes and their respective ticker symbols:

Fund/Class*	Ticker
Henderson International Opportunities Fund
Class A Shares	HFOAX
Class C Shares	HFOCX
Class I Shares	HFOIX
Class R6 Shares	HFORX
Class R Shares	HFOSX
Class IF Shares	HFITX
Henderson Global Equity Income Fund
Class A Shares	HFQAX
Class C Shares	HFQCX
Class I Shares	HFQIX
Class R6 Shares	HFQRX
Henderson European Focus Fund
Class A Shares	HFEAX
Class C Shares	HFECX
Class I Shares	HFEIX
Class R6 Shares	HFERX
Henderson Strategic Income Fund
Class A Shares	HFAAX
Class C Shares	HFACX
Class I Shares	HFAIX
Class R6 Shares	HFARX
Henderson All Asset Fund
Class A Shares	HGAAX
Class C Shares	HGACX
Class I Shares	HGAIX
Class R6 Shares	HGARX
Henderson International Long/Short Equity Fund
Class A Shares	HLNAX
Class C Shares	HLNCX
Class I Shares	HLNIX
Class R6 Shares	HLNRX
Henderson Dividend & Income Builder Fund
Class A Shares	HDAVX
Class C Shares	HDCVX
Class I Shares	HDIVX
Class R6 Shares	HDRVX
Janus Henderson International Opportunities Fund
Class A Shares
Class C Shares
Class I Shares
Class N Shares
Class R Shares
Class D Shares

Janus Henderson Global Equity Income Fund
Class A Shares
Class C Shares
Class I Shares
Class N Shares
Class D Shares
Janus Henderson European Focus Fund
Class A Shares
Class C Shares
Class I Shares
Class N Shares
Class D Shares
Janus Henderson Strategic Income Fund
Class A Shares
Class C Shares
Class I Shares
Class N Shares
Class D Shares
Janus Henderson All Asset Fund
Class A Shares
Class C Shares
Class I Shares
Class N Shares
Class D Shares
Janus Henderson International Long/Short Equity Fund
Class A Shares
Class C Shares
Class I Shares
Class N Shares
Class D Shares
Janus Henderson Dividend & Income Builder Fund
Class A Shares
Class C Shares
Class I Shares
Class N Shares
Class D Shares
*	Target Fund shareholders of any class who own their shares directly with the Target Fund and not through a third-party intermediary may have their Acquiring Fund shares received in the Merger exchanged for Acquiring Fund Class D Shares after the Merger.

JOINT PROXY STATEMENT/PROSPECTUS

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Q&A / SYNOPSIS

These questions and answers provide a brief overview of the key features and other matters typically of concern to shareholders considering a proposed combination of mutual funds. These questions and answers are qualified in their entirety by the remainder of this Joint Proxy Statement/Prospectus, which you should read carefully because it contains additional information and further details regarding the Mergers. The description of the Mergers is qualified by reference to the full text of the Plan, a form of which is attached as Appendix A.

Q.	What is being proposed?

A.	Janus Capital Group Inc. (“Janus”) and Henderson Group plc (“Henderson”) recently entered into an Agreement and Plan of Merger pursuant to which Janus and Henderson have agreed to effect an all-stock merger of equals strategic combination of their respective businesses (the “Parent Company Transaction”). Janus is the parent company of Janus Capital Management LLC (the “Janus Adviser”), which will be the investment adviser for the Acquiring Funds. Henderson is the parent company of Henderson Global Investors (North America) Inc. (the “Henderson Adviser”), which is the current investment adviser for each of the Target Funds, and Henderson Investment Management Limited (the “Henderson Sub-adviser”), which is the current investment sub-adviser for each of the Target Funds and will be the investment sub-adviser for each of the Acquiring Funds.

In connection with the Parent Company Transaction, the Board of Trustees of the Henderson Trust (the “Henderson Board” and the members of the Henderson Board, the “Henderson Trustees”) has approved that each Target Fund be transitioned to the Janus mutual fund platform by transferring the assets and liabilities of each Target Fund to a newly formed fund (each an “Acquiring Fund” and collectively the “Acquiring Funds”) of Janus Investment Fund (the “Janus Trust”) with the same investment objectives, principal investment strategies, and risks as the corresponding Target Fund. Janus and Henderson believe combining the Target Funds and the Acquiring Funds onto a single operating platform will create a larger fund family that will offer a broader range of investment options. Janus and Henderson believe the combination also presents the opportunity to achieve asset growth of the fund complex through combined distribution networks, to benefit from the combined resources of Janus and Henderson, and to operate with greater efficiency and lower overall costs.

The shares of each Acquiring Fund received by the corresponding Target Fund will be distributed pro rata to the Target Fund’s shareholders of record as of the Closing Date and each Target Fund will be liquidated. Each Merger is designed to qualify as a tax-free reorganization, so you should not realize a tax gain or loss as a direct result of the Merger of your Fund.

Q.	If the Mergers occur, how will the Acquiring Funds be managed?

A.	If the Mergers are consummated, the following will occur:

•	The Janus Adviser will be the investment adviser for each Acquiring Fund and will be responsible for overseeing the Henderson Sub-adviser, which will be the investment sub-adviser for each Acquiring Fund.
•	The investment team that currently manages each Target Fund will continue to be responsible for the day-to-day management of the corresponding Acquiring Fund’s portfolio.
•	Each Acquiring Fund will continue to have the same investment objectives and principal investment strategies as the corresponding Target Fund and will continue to have the same risks as the corresponding Target Fund.

Q.	What is the recommendation of the Henderson Board?

A.	At a meeting held on December 9, 2016, the Henderson Board determined that the Merger is in the best interests of each Target Fund. The Henderson Board recommends that shareholders of each Target Fund vote FOR the Plan applicable to their Fund.

Q.	What did the Henderson Board consider in determining that the Merger is in the best interests of each Target Fund?

A.	In assessing and approving the Plan for each Merger and determining to submit each Plan to the applicable Target Fund’s shareholders for approval, the Henderson Board considered a variety of factors deemed relevant in their business judgment, including, but not limited to, the following:

•	The reputation, financial strength and resources of Janus and Henderson and the combined entity following the Parent Company Transaction;

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•	The investment objective, principal investment strategies, and risks of each Target Fund are the same as the investment objective, principal investment strategies, and risks of the corresponding Acquiring Fund;
•	The portfolio manager(s) currently managing each Target Fund are anticipated to serve as the portfolio manager(s) of the corresponding Acquiring Fund;
•	The advisory fee rate to be paid by each Acquiring Fund is the same as the current advisory fee rate paid by the corresponding Target Fund (any variances in advisory fees paid are the result of application of breakpoints);
•	The Janus Adviser’s commitment that the total annual expense ratio of each class of each Acquiring Fund (after waivers and expense reimbursements) will be the same or lower than the total annual expense ratio (after waivers and expense reimbursements) of the applicable class of the corresponding Target Fund for at least one year after completion of the Merger;
•	The Janus Adviser’s pricing philosophy in setting advisory fees and expense limitation amounts;
•	There is not expected to be any diminution in the nature, quality and extent of services provided to the Target Funds and their shareholders as a result of the Parent Company Transaction or the Mergers, including the transition from the Target Funds’ current service providers to the Acquiring Funds’ service providers;
•	The potential conflicts of the Janus Adviser and its affiliates providing the Acquiring Funds with administrative, transfer agency and distribution services that currently are provided to the Target Funds by third-party service providers and the controls available to the Board of Trustees of the Janus Trust (the “Janus Board” or the “Janus Trustees”) to oversee those conflicts;
•	The Acquiring Funds will adopt the historical performance record of the Target Funds;
•	The potential for increased economies of scale from operational efficiencies within a significantly larger mutual fund complex;
•	The access to Janus’ U.S. distribution channels may create the potential for asset growth and a more stable asset base;
•	The opportunity to benefit from portfolio management and operational efficiencies that include investment benefits of increased interaction with other Janus investment teams and resources;
•	The Mergers are expected to be a “reorganization” within the meaning of Section 368(a) of the Code, and that no gain or loss is expected to be recognized by a Target Fund or its shareholders for federal income tax purposes as a result of the Merger;
•	The composition and qualifications of the Janus Trustees;
•	One member of the Henderson Board will join the Janus Board and participate in the oversight of the Acquiring Funds, and the remaining Henderson Trustees are expected to serve in an advisory capacity for a transition period following the Mergers;
•	Shareholder access to additional investment options, by virtue of certain exchange rights, within Janus’ U.S. fund complex;
•	The uncertainty of the future of the Target Funds if the Mergers are not effected, in light of the Parent Company Transaction;
•	The terms and conditions of the Plans;
•	Shareholders of the Target Funds will have the opportunity to vote on the proposed Mergers;
•	All costs associated with each Target Fund’s participation in the proposed Mergers (other than brokerage commissions or similar costs) will be paid by Henderson or Janus, and not by the shareholders of the Target Fund;
•	No sales charge, contingent deferred sales charge (“CDSC”), commission, redemption fee or other transactional fee will be charged as a result of the proposed Mergers;
•	The strong support expressed by the current senior management team at the Henderson Adviser for the Parent Company Transaction and the Mergers; and
•	The potential benefits of the Mergers to the Janus Adviser and the combined Janus and Henderson entities following the Parent Company Transaction.

In its deliberations, the Henderson Board considered all of the information it received, including the information described above, with no single factor or piece of information identified as paramount or controlling, and each Henderson Trustee may have attributed different weights to various factors. Although the Henderson Board considered the overall implications of the Parent Company Transaction on the Target Funds as a whole, the Plan for each Merger was evaluated individually, and the Henderson Board’s determinations with respect to each Plan and Merger were made on a fund-by-fund basis.

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Q.	Will I own the same number of shares of the corresponding Acquiring Fund as I currently own of my Target Fund?

A.	Yes. You will receive the same number and class of shares of the corresponding Acquiring Fund with equal dollar value as the class of shares of the Target Fund you own as of the time your Merger closes except owners of Class R6 Shares of any Target Fund will receive Class N Shares of the Acquiring Fund and owners of Class IF Shares of Henderson International Opportunities Fund will receive Class I Shares of Janus Henderson International Opportunities Fund. In addition, if you do not own your shares through a third-party intermediary, you may receive Class D Shares of the Acquiring Fund instead of your corresponding share class which will allow Janus Services LLC, the Acquiring Funds’ transfer agent, to provide services to you directly.

Q.	Are there any material differences between the investment objectives and principal investment strategies of each Target Fund and its corresponding Acquiring Fund?

A.	No. Each Acquiring Fund will have the same investment objectives, principal investment strategies, and risks as its corresponding Target Fund.

Q.	Will the portfolio managers of each Target Fund continue to manage the corresponding Acquiring Fund?

A.	Yes. It is expected that the same portfolio managers of each Target Fund will continue to manage the corresponding Acquiring Fund.

Q.	Are there any material differences in the advisory fee of each Target Fund and the corresponding Acquiring Fund?

A.	No. The advisory fee rate of each Target Fund and the corresponding Acquiring Fund will be the same.

Q.	Are there any significant differences in the total annual fund operating expenses of each Target Fund and its corresponding Acquiring Fund?

A.	The Acquiring Fund will have the fee and expense structure currently in place for the Janus Funds. Under this structure, expense limits are reviewed on an annual basis, which differs from the Target Fund expense limits that continue until 2020. Applying the Janus Funds’ expense structure and an expense limit agreed to by the Janus Adviser, for at least one year after completion of the Merger, the total annual net expense ratio of each class of shares of each Acquiring Fund will be equal to or less than the total annual net expense ratio of the class of shares of the corresponding Target Fund. Without this waiver agreed to by the Janus Adviser, certain share classes of certain Target Funds would experience a substantial increase in their total annual expense ratio. Upon the expiration of the waivers, total annual expense ratios may increase. Additional information regarding the pro forma fees and expenses is included in this Joint Proxy Statement/Prospectus.

Q.	What are the U.S. federal income tax consequences of the Mergers?

A.	Each Merger is expected to qualify as a reorganization for U.S. income tax purposes (under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”)) and will not take place unless special counsel provides an opinion to that effect. Assuming each Merger so qualifies, in general, shareholders should not recognize any capital gain or loss as a direct result of the Mergers. You may receive a regular taxable distribution towards the end of the 2016 calendar year. In addition, prior to the Closing Date you may receive an additional taxable distribution of ordinary income or capital gains that each Target Fund has accumulated as of the date of the distribution. As always, if you choose to redeem or exchange your shares (whether before or after your Target Fund’s Merger), you may realize a taxable gain or loss depending on the performance of such shares since you acquired them. Shareholders should consult a tax adviser with respect to the tax consequences of the Mergers and any exchange or redemption.

Q.	Will my cost basis for U.S. federal income tax purposes change as a result of the Mergers?

A.	Your total cost basis for U.S. federal income tax purposes is not expected to change as a result of a Merger.

Q.	Will the service providers change as a result of the Mergers?

A.	Yes. Currently, the Henderson Adviser is the investment adviser for each Target Fund. Following the Mergers, the Janus Adviser will be the investment adviser for each Acquiring Fund.

The Henderson Sub-adviser is the current investment sub-adviser for each Target Fund and will continue to be the investment sub-adviser for each Acquiring Fund. The same portfolio managers of each Target Fund will continue to manage the corresponding Acquiring Fund.

3

Following the Mergers, administration, distribution, and bookkeeping services for the Acquiring Funds will be performed by the providers historically utilized by Janus. If you own shares through a third-party intermediary, you will continue to own your shares through the same third-party intermediary who will coordinate their services through the Janus entities.

Q.	Will there be any sales load, commission, or other transactional fee in connection with the Mergers?

A.	No. There will be no sales load, commission, or other transactional fee in connection with the Mergers. The full and fractional value of shares of the Target Funds will be exchanged for full and fractional corresponding shares of the Acquiring Funds having equal value, without any sales load, commission, or other transactional fee being imposed.

Q.	Can I still add to my existing Target Fund account until the Merger?

A.	Yes. Current Target Fund shareholders may continue to make additional investments until the Closing Date (anticipated to be on or about [ ] or as soon as practicable thereafter), unless the Board of Trustees of the Henderson Trust determines to limit future investments to ensure a smooth transition of shareholder accounts or for any other reason. Upon the closing of a Merger, an account in the corresponding Acquiring Fund will be set up in your name and your shares of the Target Fund will be exchanged for shares of the corresponding Acquiring Fund. You will receive confirmation of this transaction following the Merger.

Q.	Will any of the Target Funds or any of the Acquiring Funds pay fees or expenses associated with the Mergers?

A.	No. Janus or Henderson will pay the fees and expenses associated with the Mergers, including without limitation, legal and accounting fees, fees associated with special meetings of the Boards of Trustees, costs associated with the preparation, printing, and mailing of this Joint Proxy Statement/Prospectus, and proxy solicitation costs.

Q.	If shareholders approve the Mergers, when will the Mergers take place?

A.	If shareholders approve the Merger for a Target Fund and any other conditions are satisfied or waived, the Merger is expected to occur on or about [ ], or as soon as reasonably practicable after shareholder approval is obtained. After completion of a Merger, your financial intermediary or plan sponsor is responsible for sending you a confirmation statement reflecting your new Acquiring Fund account number and number of shares owned.

Q.	What happens if a Merger is not completed?

A.	If a Merger is not approved by shareholders or any other condition is not satisfied or waived, any shares you hold in your Target Fund would remain shares of your Target Fund. Your Target Fund would continue to operate independently of the Janus Trust and the Board of Trustees of the Henderson Trust would determine what further action, if any, to take, including potential liquidation of the Target Fund.

Q.	What if I want to exchange my shares into another Henderson fund prior to the Mergers?

A.	Shareholders of the Target Funds may exchange their shares into another Henderson fund before the Closing Date in accordance with their current exchange privileges by contacting their plan sponsor, broker-dealer, or financial intermediary, or by contacting a Henderson representative. If you choose to exchange your shares, your request will be treated as a normal exchange of shares and will be a taxable transaction unless your shares are held in a tax-deferred account, such as an individual retirement account (“IRA”). Exchanges may be subject to minimum investment requirements. Exchanges into another Henderson fund are not subject to any front-end sales charge. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange. You should keep in mind that shareholders of other Henderson funds are being asked to either participate in a Merger or may otherwise be affected by the Parent Company Transaction. So if you exchange your shares into another Henderson fund prior to the Mergers, you should ensure that you understand how the Parent Company Transaction will affect the Henderson fund you are purchasing.

Q.	How many votes am I entitled to cast?

A.	Shareholders of each Target Fund are entitled to one vote for each whole share or a proportionate fractional vote for each fractional share of the Target Fund held in their name on the Record Date. Shareholders of record of each Target Fund at the close of business on the Record Date will receive notice of and be asked to vote on the Plan relating to their Fund.

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Q.	How can I vote my shares?

A.	You can vote in any one of four ways:

•	Through the Internet by going to the website listed on your proxy card(s);
•	By telephone using the toll-free number listed on your proxy card(s);
•	By mail, by sending the enclosed proxy card (completed, signed, and dated) in the enclosed envelope; or
•	In person, by attending the joint special meeting of shareholders on Thursday, April 6, 2017 (or any postponements or adjournments thereof).

Whichever method you choose, please take the time to read the full text of this Joint Proxy Statement/Prospectus before you vote.

Q.	If I vote my proxy now as requested, can I change my vote later?

A.	Yes. You may revoke your proxy vote at any time before it is voted at the joint special meeting of shareholders by (1) delivering a written revocation to the Secretary of the Henderson Trust; (2) submitting a subsequently executed proxy vote; or (3) attending the Meeting and voting in person. Even if you plan to attend the Meeting, we ask that you return the enclosed proxy card(s) or vote by telephone or the Internet. This will help us to ensure that an adequate number of shares are present at the Meeting for consideration of the Merger. Shareholders of the Target Funds should send notices of revocation to Henderson Global Funds, 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611, Attn: Secretary.

Q.	What is the required vote to approve each Merger?

A.	Approval of each Merger will require the affirmative vote of a “majority of the outstanding voting securities” of the respective Target Fund within the meaning of the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Target Fund present at its Meeting if the holders of more than 50% of the outstanding shares of the Target Fund are present or represented by proxy or (2) more than 50% of the outstanding shares of the Target Fund.

Q.	Whom should I call for additional information about this Joint Proxy Statement/Prospectus?

A.	Please call Computershare Fund Services (“Computershare”), your Fund’s information agent (proxy solicitor), at 866-492-0863.

5

SUMMARY

This section provides a summary of certain information with respect to the Mergers, each Target Fund, and the corresponding Acquiring Fund, including but not limited to, comparative information regarding each Fund’s investment objective, fees and expenses, principal investment strategies and risks, and historical performance. Please note that this is only a brief discussion and is qualified in its entirety by reference to the complete information contained herein, including the Target Funds’ prospectuses which are incorporated by reference.

There is no assurance that a Fund will achieve its stated objective. For more information on each Target Fund’s investment objectives, see “Investment Objectives and Principal Strategies.”

Comparison of Management Fees

Each Target Fund pays the Henderson Adviser a management fee at an annual rate of the Target Fund’s average daily net assets as set forth below, excluding any expense limitations and/or fee waivers, monthly. The Henderson Adviser pays the Henderson Sub-adviser a management fee for each Target Fund at an annual rate of the Target Fund’s average daily net assets as set forth below monthly. Each Acquiring Fund will pay management fees to the Janus Adviser at the same annual management fee rate as the corresponding Target Fund. However, the sub-advisory fee rate paid by the Janus Adviser to the Henderson Sub-adviser will equal 50% of the advisory fee rate paid by an Acquiring Fund to the Janus Adviser (net of fifty percent of any fee and expense waivers or reimbursements incurred by the Janus Adviser). This change in the fee structure for the Henderson Sub-adviser does not impact the fee your Fund pays to the Janus Adviser.

		Sub-adviser Fee Rate
Target Fund	Management Fee Rate (paid by the Target Fund and Acquiring Fund)	(paid by the Henderson Adviser)	(paid by the Janus Adviser)(1)
Henderson International Opportunities Fund	1.00% for the first $2 billion; 0.90% for the next $1 billion; 0.80% for the next $1 billion; 0.70% for the next billion; 0.60% for the next $5 billion; and 0.50% for the balance thereafter.	0.35%	50% of the Management Fee Rate
Henderson Global Equity Income Fund	0.85% for the first $1 billion; 0.65% for the next $1 billion; and 0.60% for the balance thereafter.	0.35%	50% of the Management Fee Rate
Henderson European Focus Fund	1.00% for the first $500 million; 0.90% for the next $1 billion; 0.85% for the next $1 billion; 0.80% for the balance thereafter.	0.35%	50% of the Management Fee Rate
Henderson Strategic Income Fund	0.55% for the first $1 billion; 0.50% for the next $500 million; and 0.45% for the balance thereafter.	0.35%	50% of the Management Fee Rate
Henderson All Asset Fund	0.40%	0.35%	50% of the Management Fee Rate
Henderson International Long/Short Equity Fund	1.25%	0.35%	50% of the Management Fee Rate
Henderson Dividend & Income Builder Fund	0.75% for the first $1 billion; 0.65% for the next $1 billion; and 0.55% for the balance thereafter.	0.35%	50% of the Management Fee Rate
(1)	Amount paid will be net of fifty percent of any fee and expense waivers or reimbursements incurred by the Janus Adviser.

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For purposes of calculating the foregoing advisory fees, “average net assets” includes amounts borrowed for investment purposes, if any.

Current and Pro Forma Total Net Assets, Fees and Expenses. The following tables compare the total net assets and the fees and expenses you may bear directly or indirectly as an investor in a Target Fund versus the projected (“pro forma”) estimated fees and expenses of the corresponding Acquiring Fund, assuming consummation of each Merger as of the first day of the fiscal year ended July 31, 2016. Fees and expenses shown for the Target Funds and the pro forma fees and expenses for the Acquiring Funds were determined based on the Target Fund’s average daily net assets as of July 31, 2016. The pro forma fees and expenses are estimated in good faith and are hypothetical, and do not reflect any change in expense ratios resulting from a change in assets under management since July 31, 2016. More current total net asset information is available for the Target Funds at henderson.com/uspi. It is important for you to know that a decline in a Fund’s average daily net assets during the current fiscal year and after the Mergers, as a result of market volatility or other factors, could cause a Fund’s expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold shares of the Funds.

Total Net Assets. Total net assets as of July 31, 2016 are shown in the table below and are the same amounts for each corresponding Acquiring Fund on a pro forma basis assuming the respective Merger closed as of the first day of the fiscal year ended July 31, 2016:

Target Fund	Total net assets
Henderson International Opportunities Fund	$4,875,890,073
Henderson Global Equity Income Fund	$4,010,903,477
Henderson European Focus Fund	$2,723,574,311
Henderson Strategic Income Fund	$442,383,295
Henderson All Asset Fund	$53,028,322
Henderson International Long/Short Equity Fund	$33,254,170
Henderson Dividend & Income Builder Fund	$121,052,932

Annual Fund Operating Expenses. Annual Fund Operating Expenses are paid out of a Fund’s assets and include fees for portfolio management, administration and administrative services, including recordkeeping, accounting or sub-accounting, and other shareholder services. You do not pay these fees directly, but as the examples in the tables below show, these costs are borne indirectly by all shareholders.

The Annual Fund Operating Expenses shown in the tables below represent annualized expenses for the Target Funds, as well as those estimated for the Acquiring Funds on a pro forma basis, assuming consummation of each of the Mergers on the first day of the fiscal year ended July 31, 2016.

Total Annual Fund Operating Expenses After Fee Waiver shown in the tables below reflect expense limits and fee waivers currently in effect for the Target Funds (as agreed to by the Henderson Adviser) and agreed to by the Janus Adviser for the Acquiring Funds, as described further below.

Expense Limitations. The Henderson Adviser has contractually agreed to waive its management fee for each Target Fund, and, if necessary, to reimburse other operating expenses of a Target Fund to the extent necessary to limit total annual operating expenses (excluding distribution and service (Rule 12b-1) fees, acquired fund fees and expenses on underlying funds owned, interest, taxes, brokerage commissions and other investment-related costs, including dividend and interest expenses on securities sold short and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business) to the level of the Target Fund’s respective average daily net assets shown in the table below. These Expense Limitation

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Agreements agreed to by the Henderson Adviser are scheduled to remain in effect through July 31, 2020. These Expense Limitation Agreements terminate upon completion of the Merger for a Target Fund.

Target Fund	Expense Limit
Henderson International Opportunities Fund	1.75%
Henderson Global Equity Income Fund	1.15%
Henderson European Focus Fund	1.75%
Henderson Strategic Income Fund	0.85%
Henderson All Asset Fund	0.60%
Henderson International Long/Short Equity Fund	1.50%
Henderson Dividend & Income Builder Fund	1.05%

The Janus Adviser has an established methodology for setting expense limits for the Janus Trust that differs from the methodology used for the Target Funds. Most significantly, it excludes from the expense limit percentage transfer agency fees, including sub- transfer agency and networking fees, and is reviewed on an annual basis. The Janus Adviser has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees paid under a Rule 12b-1 plan, administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses), exceed the limits shown in the table below. The length of the contractual waiver varies based on the fiscal year end of the Acquiring Fund and certain other factors. For Janus Henderson Strategic Income Fund and Janus Henderson Dividend & Income Builder Fund, the contractual waiver, which is based on Janus’ standard methodology, extends until November 1, 2018. For Janus Henderson International Opportunities Fund, Janus Henderson Global Equity Income Fund and Janus Henderson European Focus Fund, the contractual waiver, which is based on Janus’ standard methodology, extends until February 1, 2019. For Janus Henderson All Asset Fund and Janus Henderson International Long/Short Equity Fund, a non-standard contractual waiver extends for one year after completion of the Merger in order to maintain the total net expense ratio of such share classes as of the most recent fiscal year end of the corresponding Target Fund. In addition, for Class R Shares of Janus Henderson International Opportunities Fund, for one year after completion of the Merger, the Janus Adviser has agreed to waive Fund expenses an additional 4 basis points in order to maintain the total net expense ratio of such share class as of the most recent fiscal year end of the corresponding Target Fund. There is no assurance that, following the expiration of the contractual waivers, the Janus Adviser will agree to waive its investment advisory fee and/or reimburse Fund expenses as set forth in the table below or at any other level for all or any of the Acquiring Funds and the total annual operating expenses for any Acquiring Fund could exceed the limits set forth in the table below and also could exceed the limits set forth for the Target Funds in the table above.

Acquiring Fund	Expense Limit
Janus Henderson International Opportunities Fund	[0.94%]
Janus Henderson Global Equity Income Fund	[0.84%]
Janus Henderson European Focus Fund	[0.96%]
Janus Henderson Strategic Income Fund	[0.64%]
Janus Henderson All Asset Fund	[0.51%]
Janus Henderson International Long/Short Equity Fund	[1.43%]
Janus Henderson Dividend & Income Builder Fund	[0.84%]

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Changes to expenses and asset levels of any of the Target Funds could impact the net expenses shown below that will be paid by the corresponding Acquiring Funds.

INTERNATIONAL OPPORTUNITIES FUNDS SHAREHOLDER FEES (fees paid directly from your investment)
Class A Shares*	Henderson International Opportunities Fund		Janus Henderson International Opportunities Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		5.75%
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None(1)		None(1)

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.89%		0.89%
Distribution/Service (12b-1) Fees(3)	0.25%		0.25%
Other Expenses(4)	0.21%		0.19%
Acquired Fund Fees and Expenses(5)	0.01%		0.01%
Total Annual Fund Operating Expenses(6)	1.36%		1.34%
Fee Waiver(6)	0.00%		(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver(6)	1.36%		1.33%
Class C Shares*	Henderson International Opportunities Fund		Janus Henderson International Opportunities Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	1.00%	(7)	1.00%	(7)

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.89%		0.89%
Distribution/Service (12b-1) Fees(3)	1.00%		1.00%
Other Expenses(4)	0.22%		0.20%
Acquired Fund Fees and Expenses(5)	0.01%		0.01%
Total Annual Fund Operating Expenses(6)	2.12%		2.10%
Fee Waiver(6)	0.00%		(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver(6)	2.12%		2.09%

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Class D Shares*	Henderson International Opportunities Fund	Janus Henderson International Opportunities Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	N/A	0.89%
Distribution/Service (12b-1) Fees(3)	N/A	None
Other Expenses(4)	N/A	0.23%
Acquired Fund Fees and Expenses(5)	N/A	0.01%
Total Annual Fund Operating Expenses(6)	N/A	1.13%
Fee Waiver(6)	N/A	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver(6)	N/A	1.10%

Class I Shares*	Henderson International Opportunities Fund		Janus Henderson International Opportunities Fund Pro Forma(13)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	I Shares	IF Shares
	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.89%	0.89%	0.89%
Distribution/Service (12b-1) Fees(3)	None	0.05%	None
Other Expenses(4)	0.17%	0.10%	0.16%
Acquired Fund Fees and Expenses(5)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(6)	1.07%	1.05%	1.06%
Fee Waiver(6)	0.00%	0.00%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver(6)	1.07%	1.05%	1.03%

Class N Shares (Class R6 Shares for Target Fund)*	Henderson International Opportunities Fund	Janus Henderson International Opportunities Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.89%	0.89%
Distribution/Service (12b-1) Fees(3)	None	None
Other Expenses(4)	0.19%	0.17%
Acquired Fund Fees and Expenses(5)	0.01%	0.01%
Total Annual Fund Operating Expenses(6)	1.09%	1.07%
Fee Waiver(6)	0.00%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver(6)	1.09%	1.06%

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Class R Shares*	Henderson International Opportunities Fund	Janus Henderson International Opportunities Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.89%	0.89%
Distribution/Service (12b-1) Fees(3)	0.50%	0.50%
Other Expenses(4)	0.28%	0.34%
Acquired Fund Fees and Expenses(5)	0.01%	0.01%
Total Annual Fund Operating Expenses(6)	1.68%	1.74%
Fee Waiver(6)	0.00%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver(6)	1.68%	1.68%

EXAMPLES:

The following Examples are based on expenses with waivers for each Target Fund and without waivers for each Acquiring Fund. These Examples are intended to help you compare the cost of investing in Henderson International Opportunities Fund and Janus Henderson International Opportunities Fund after their Merger with the cost of investing in other mutual funds. These Examples should not be considered a representation of future expenses and actual expenses may be greater or less than those shown. The Examples assume that you invest $10,000 in each Fund for the time periods indicated and reinvest all dividends and distributions. The Examples also assume that your investment has a 5% return each year and that the Funds’ operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 Year(8)(9)(10)	3 Years(8)(11)	5 Years(8)(11)	10 Years(8)(11)
Class A Shares*
Henderson International Opportunities Fund	$706	$981	$1,277	$2,116
Janus Henderson International Opportunities Fund (pro forma assuming consummation of the Merger)	$704	$975	$1,267	$2,095
Class C Shares*
Henderson International Opportunities Fund	$315	$664	$1,139	$2,452
Janus Henderson International Opportunities Fund (pro forma assuming consummation of the Merger)	$313	$658	$1,129	$2,431
Class D Shares*
Henderson International Opportunities Fund	N/A	N/A	N/A	N/A
Janus Henderson International Opportunities Fund (pro forma assuming consummation of the Merger)	$115	$359	$622	$1,375
Class I Shares*
Henderson International Opportunities Fund	$109	$340	$590	$1,306
Janus Henderson International Opportunities Fund (pro forma assuming consummation of the Merger)	$108	$337	$585	$1,294
Class N Shares(12)*
Henderson International Opportunities Fund	$111	$347	$601	$1,329
Janus Henderson International Opportunities Fund (pro forma assuming consummation of the Merger)	$109	$340	$590	$1,306

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If shares are redeemed:	1 Year(8)(9)(10)	3 Years(8)(11)	5 Years(8)(11)	10 Years(8)(11)
Class R Shares*
Henderson International Opportunities Fund	$171	$530	$913	$1,987
Janus Henderson International Opportunities Fund (pro forma assuming consummation of the Merger)	$177	$548	$944	$2,052
If shares are not redeemed:	1 Year(8)(9)(10)	3 Years(8)(11)	5 Years(8)(11)	10 Years(8)(11)
Class A Shares*
Henderson International Opportunities Fund	$706	$981	$1,277	$2,116
Janus Henderson International Opportunities Fund (pro forma assuming consummation of the Merger)	$704	$975	$1,267	$2,095
Class C Shares*
Henderson International Opportunities Fund	$215	$664	$1,139	$2,452
Janus Henderson International Opportunities Fund (pro forma assuming consummation of the Merger)	$213	$658	$1,129	$2,431
Class D Shares*
Henderson International Opportunities Fund	N/A	N/A	N/A	N/A
Janus Henderson International Opportunities Fund (pro forma assuming consummation of the Merger)	$115	$359	$622	$1,375
Class I Shares*
Henderson International Opportunities Fund	$109	$340	$590	$1,306
Janus Henderson International Opportunities Fund (pro forma assuming consummation of the Merger)	$108	$337	$585	$1,294
Class N Shares(12)*
Henderson International Opportunities Fund	$111	$347	$601	$1,329
Janus Henderson International Opportunities Fund (pro forma assuming consummation of the Merger)	$109	$340	$590	$1,306
Class R Shares*
Henderson International Opportunities Fund	$171	$530	$913	$1,987
Janus Henderson International Opportunities Fund (pro forma assuming consummation of the Merger)	$171	$530	$913	$1,987
*	Target Fund shareholders of any class who own their shares directly with the Target Fund and not through a third-party intermediary may have their Acquiring Fund shares received in the Merger exchanged for Acquiring Fund Class D Shares after the Merger.
(1)	A 1.00% deferred sales charge, also known as a CDSC, applies to redemptions of Class A Shares within one year of purchase if purchased with no initial sales charge. In addition, for the Target Fund, the CDSC applies to Class A Shares that were bought as part of an investment of $1 million or more and if the Target Fund’s distributor paid a sales commission on the purchase.
(2)	The “Management Fee” is the investment advisory fee rate paid by the Fund to its investment adviser under its Investment Advisory Agreement. The Target Fund pays a management fee at an annual rate based on its average daily net assets, subject to certain breakpoints. For purposes of the management fee, “net assets” includes any amounts borrowed for investment purposes. The Acquiring Fund will have the same management fee schedule as the Target Fund. The management fee shown for the Funds does not reflect any waivers. These waivers, if applicable, are reflected under “Total Annual Fund Operating Expenses After Fee Waiver.” Refer to the “Management Expenses” and “Expense Limitations” sections in this Joint Proxy Statement/Prospectus for additional information.
(3)	If applicable to the share class, because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution/Service (12b-1) Fees include a shareholder servicing fee of up to 0.25% for Class C Shares.
(4)	“Other Expenses” for Class A Shares, Class C Shares, and Class I Shares may include shareholder servicing fees charged by intermediaries for the provision of shareholder services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other non-distribution related shareholder services provided on behalf of shareholders of the Funds. “Other Expenses” for each share class of the Acquiring Fund may include reimbursement to Janus of its out-of-pocket costs for services as administrator and (except Class R Shares) to Janus Services LLC (“Janus Services”), the Acquiring Fund’s transfer agent, for its out-of-pocket costs for serving as transfer agent and providing, or arranging by others for the provision of, servicing to shareholders. “Other Expenses” for Class R Shares of the Acquiring Fund includes an administrative services fee of 0.25% of the average daily net assets of Class R Shares, to compensate Janus Services for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other non-distribution related shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels. “Other Expenses” for Class D Shares of the Acquiring Fund include a shareholder services fee of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. “Other Expenses” are based on estimated amounts for the current fiscal year.
(5)

Acquired fund fees and expenses are indirect expenses the Fund may incur as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. To the extent that the Fund invests in Acquired Funds, the Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “ratio of gross expenses to average net

12

assets presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.
(6)	With respect to the Target Fund and the Acquiring Fund, the Henderson Adviser and the Janus Adviser, respectively, have contractually agreed to waive investment advisory fees and/or certain Fund expenses, as described under “Expenses Limitations” in this Joint Proxy Statement/Prospectus. The contractual waiver may be terminated or modified prior to their expiration only at the discretion of the respective Fund’s Board of Trustees, or, for the Target Fund, in connection with completion of the Merger. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, under “Total Annual Fund Operating Expenses After Fee Waiver” in the table. For Class R Shares of the Acquiring Fund, the “Fee Waiver” and “Total Annual Fund Operating Expenses After Fee Waiver” also include a waiver agreed to by the Janus Adviser of 0.04% in order to maintain the same total net expense ratio of Class R Shares of the Target Fund as shown in the table, for one year following the completion of the Merger. All expenses for the Acquiring Fund are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. All expenses for the Target Fund are shown with the effect of expense offset arrangements for periods prior to the expense cap’s expiration.
(7)	A CDSC of 1.00% generally applies to redemptions of Class C Shares within 12 months of purchase.
(8)	Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Funds. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.
(9)	A CDSC of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. In addition, for the Target Fund, the CDSC applies as part of an investment of $1 million or more and if the Target Fund’s distributor paid a sales commission on the purchase. The CDSC is not reflected in the Examples.
(10)	A CDSC of 1.00% generally applies on Class C Shares redeemed within 12 months of purchase. The CDSC may be waived for certain investors, as described in Appendix C.
(11)	A CDSC is not applicable.
(12)	The Class R6 Shares offered by the Target Fund will receive Class N Shares of the Acquiring Fund in the Merger.

GLOBAL EQUITY INCOME FUNDS SHAREHOLDER FEES (fees paid directly from your investment)
Class A Shares*	Henderson Global Equity Income Fund	Janus Henderson Global Equity Income Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None (1)	None (1)

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.68%	0.68%
Distribution/Service (12b-1) Fees(3)	0.25%	0.25%
Other Expenses(4)	0.16%	0.15%
Acquired Fund Fees and Expenses(5)	0.08%	0.08%
Total Annual Fund Operating Expenses(6)	1.17%	1.16%
Fee Waiver(6)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver(6)	1.17%	1.16%

Class C Shares*	Henderson Global Equity Income Fund	Janus Henderson Global Equity Income Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	1.00%(7)	1.00%(7)

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.68%	0.68%
Distribution/Service (12b-1) Fees(3)	1.00%	1.00%
Other Expenses(4)	0.17%	0.16%
Acquired Fund Fees and Expenses(5)	0.08%	0.08%
Total Annual Fund Operating Expenses(6)	1.93%	1.92%
Fee Waiver(6)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver(6)	1.93%	1.92%

13

Class D Shares*	Henderson Global Equity Income Fund	Janus Henderson Global Equity Income Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	N/A	0.68%
Distribution/Service (12b-1) Fees(3)	N/A	None
Other Expenses(4)	N/A	0.23%
Acquired Fund Fees and Expenses(5)	N/A	0.08%
Total Annual Fund Operating Expenses(6)	N/A	0.99%
Fee Waiver(6)	N/A	0.00%
Total Annual Fund Operating Expenses After Fee Waiver(6)	N/A	0.99%
Class I Shares*	Henderson Global Equity Income Fund	Janus Henderson Global Equity Income Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.68%	0.68%
Distribution/Service (12b-1) Fees(3)	None	None
Other Expenses(4)	0.16%	0.15%
Acquired Fund Fees and Expenses(5)	0.08%	0.08%
Total Annual Fund Operating Expenses(6)	0.92%	0.91%
Fee Waiver(6)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver(6)	0.92%	0.91%
Class N Shares (Class R6 Shares for the Target Fund)*	Henderson Global Equity Income Fund	Janus Henderson Global Equity Income Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.68%	0.68%
Distribution/Service (12b-1) Fees(3)	None	None
Other Expenses(4)	0.11%	0.10%
Acquired Fund Fees and Expenses(5)	0.08%	0.08%
Total Annual Fund Operating Expenses(6)	0.87%	0.86%
Fee Waiver(6)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver(6)	0.87%	0.86%

14

EXAMPLES:

The following Examples are based on expenses with waivers for the Target Fund and without waivers for the Acquiring Fund. These Examples are intended to help you compare the cost of investing in Henderson Global Equity Income Fund and Janus Henderson Global Equity Income Fund after their Merger with the cost of investing in other mutual funds. These Examples should not be considered a representation of future expenses and actual expenses may be greater or less than those shown. The Examples assume that you invest $10,000 in each Fund for the time periods indicated and reinvest all dividends and distributions. The Examples also assume that your investment has a 5% return each year and that the Funds’ operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 Year(8)(9)(10)	3 Years(8)(11)	5 Years(8)(11)	10 Years(8)(11)
Class A Shares*
Henderson Global Equity Income Fund	$687	$925	$1,182	$1,914
Janus Henderson Global Equity Income Fund (pro forma assuming consummation of the Merger)	$686	$922	$1,177	$1,903
Class C Shares*
Henderson Global Equity Income Fund	$296	$606	$1,042	$2,254
Janus Henderson Global Equity Income Fund (pro forma assuming consummation of the Merger)	$295	$603	$1,037	$2,243
Class D Shares*
Henderson Global Equity Income Fund	N/A	N/A	N/A	N/A
Janus Henderson Global Equity Income Fund (pro forma assuming consummation of the Merger)	$101	$315	$547	$1,213
Class I Shares*
Henderson Global Equity Income Fund	$94	$293	$509	$1,131
Janus Henderson Global Equity Income Fund (pro forma assuming consummation of the Merger)	$93	$290	$504	$1,120
Class N Shares(12)*
Henderson Global Equity Income Fund	$89	$278	$482	$1,073
Janus Henderson Global Equity Income Fund (pro forma assuming consummation of the Merger)	$88	$274	$477	$1,061
If shares are not redeemed:	1 Year(8)(9)(10)	3 Years(8)(11)	5 Years(8)(11)	10 Years(8)(11)
Class A Shares*
Henderson Global Equity Income Fund	$687	$925	$1,182	$1,914
Janus Henderson Global Equity Income Fund (pro forma assuming consummation of the Merger)	$686	$922	$1,177	$1,903
Class C Shares*
Henderson Global Equity Income Fund	$196	$606	$1,042	$2,254
Janus Henderson Global Equity Income Fund (pro forma assuming consummation of the Merger)	$195	$603	$1,037	$2,243
Class D Shares*
Henderson Global Equity Income Fund	N/A	N/A	N/A	N/A
Janus Henderson Global Equity Income Fund (pro forma assuming consummation of the Merger)	$101	$315	$547	$1,213
Class I Shares*
Henderson Global Equity Income Fund	$94	$293	$509	$1,131
Janus Henderson Global Equity Income Fund (pro forma assuming consummation of the Merger)	$93	$290	$504	$1,120
Class N Shares(12)*
Henderson Global Equity Income Fund	$89	$278	$482	$1,073
Janus Henderson Global Equity Income Fund (pro forma assuming consummation of the Merger)	$88	$274	$477	$1,061

15

*	Target Fund shareholders of any class who own their shares directly with the Target Fund and not through a third-party intermediary may have their Acquiring Fund shares received in the Merger exchanged for Acquiring Fund Class D Shares after the Merger.
(1)	A 1.00% deferred sales charge, also known as a CDSC, applies to redemptions of Class A Shares within one year of purchase if purchased with no initial sales charge. In addition, for the Target Fund, the CDSC applies to Class A Shares that were bought as part of an investment of $1 million or more and if the Target Fund’s distributor paid a sales commission on the purchase.
(2)	The “Management Fee” is the investment advisory fee rate paid by the Fund to its investment adviser under its Investment Advisory Agreement. The Target Fund pays a management fee at an annual rate based on its average daily net assets, subject to certain breakpoints. For purposes of the management fee, “net assets” includes any amounts borrowed for investment purposes. The Acquiring Fund will have the same management fee schedule as the Target Fund. The management fee shown for the Funds does not reflect any waivers. These waivers, if applicable, are reflected under “Total Annual Fund Operating Expenses After Fee Waiver.” Refer to the “Management Expenses” and “Expense Limitations” sections in this Joint Proxy Statement/Prospectus for additional information.
(3)	If applicable to the share class, because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution/Service (12b-1) Fees include a shareholder servicing fee of up to 0.25% for Class C Shares.
(4)	“Other Expenses” for Class A Shares, Class C Shares, and Class I Shares may include shareholder servicing fees charged by intermediaries for the provision of shareholder services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other non-distribution related shareholder services provided on behalf of shareholders of the Funds. “Other Expenses” for each share class of the Acquiring Fund may include reimbursement to Janus of its out-of-pocket costs for services as administrator and to Janus Services, the Acquiring Fund’s transfer agent, for its out-of-pocket costs for serving as transfer agent and providing, or arranging by others for the provision of, servicing to shareholders. “Other Expenses” for Class D Shares of the Acquiring Fund include a shareholder services fee of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. “Other Expenses” are based on estimated amounts for the current fiscal year.
(5)	Acquired fund fees and expenses are indirect expenses the Fund may incur as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. To the extent that the Fund invests in Acquired Funds, the Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “ratio of gross expenses to average net assets presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.
(6)	With respect to the Target Fund and the Acquiring Fund, the Henderson Adviser and the Janus Adviser, respectively, have contractually agreed to waive investment advisory fees and/or certain Fund expenses, as described under “Expenses Limitations” in this Joint Proxy Statement/Prospectus. The contractual waiver may be terminated or modified prior to their expiration only at the discretion of the respective Fund’s Board of Trustees, or, for the Target Fund, in connection with completion of the Merger. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, under “Total Annual Fund Operating Expenses After Fee Waiver” in the table. All expenses for the Acquiring Fund are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. All expenses for the Target Fund are shown with the effect of expense offset arrangements for periods prior to the expense cap’s expiration.
(7)	A CDSC of 1.00% generally applies to redemptions of Class C Shares within 12 months of purchase.
(8)	Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Funds. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.
(9)	A CDSC of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. In addition, for the Target Fund, the CDSC applies as part of an investment of $1 million or more and if the Target Fund’s distributor paid a sales commission on the purchase. The CDSC is not reflected in the Examples.
(10)	A CDSC of 1.00% generally applies on Class C Shares redeemed within 12 months of purchase. The CDSC may be waived for certain investors, as described in Appendix C.
(11)	A CDSC is not applicable.
(12)	The Class R6 Shares offered by the Target Fund will receive Class N Shares of the Acquiring Fund in the Merger.

EUROPEAN FOCUS FUNDS SHAREHOLDER FEES (fees paid directly from your investment)
Class A Shares*	Henderson European Focus Fund	Janus Henderson European Focus Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None (1)	None (1)

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.87%	0.87%
Distribution/Service (12b-1) Fees(3)	0.25%	0.25%
Other Expenses(4)	0.16%	0.14%
Acquired Fund Fees and Expenses(5)	0.01%	0.01%
Total Annual Fund Operating Expenses(6)	1.29%	1.27%
Fee Waiver(6)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver(6)	1.29%	1.27%

16

Class C Shares*	Henderson European Focus Fund	Janus Henderson European Focus Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	1.00%(7)	1.00%(7)

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.87%	0.87%
Distribution/Service (12b-1) Fees(3)	1.00%	1.00%
Other Expenses(4)	0.20%	0.18%
Acquired Fund Fees and Expenses(5)	0.01%	0.01%
Total Annual Fund Operating Expenses(6)	2.08%	2.06%
Fee Waiver(6)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver(6)	2.08%	2.06%
Class D Shares*	Henderson European Focus Fund	Janus Henderson European Focus Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	N/A	0.87%
Distribution/Service (12b-1) Fees(3)	N/A	None
Other Expenses(4)	N/A	0.22%
Acquired Fund Fees and Expenses(5)	N/A	0.01%
Total Annual Fund Operating Expenses(6)	N/A	1.10%
Fee Waiver(6)	N/A	0.00%
Total Annual Fund Operating Expenses After Fee Waiver(6)	N/A	1.10%
Class I Shares*	Henderson European Focus Fund	Janus Henderson European Focus Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.87%	0.87%
Distribution/Service (12b-1) Fees(3)	None	None
Other Expenses(4)	0.17%	0.15%
Acquired Fund Fees and Expenses(5)	0.01%	0.01%
Total Annual Fund Operating Expenses(6)	1.05%	1.03%
Fee Waiver(6)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver(6)	1.05%	1.03%

17

Class N Shares (Class R6 Shares of the Target Fund)*	Henderson European Focus Fund	Janus Henderson European Focus Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.87%	0.87%
Distribution/Service (12b-1) Fees(3)	None	None
Other Expenses(4)	0.18%	0.16%
Acquired Fund Fees and Expenses(5)	0.01%	0.01%
Total Annual Fund Operating Expenses(6)	1.06%	1.04%
Fee Waiver(6)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver(6)	1.06%	1.04%

EXAMPLES:

The following Examples are based on expenses with waivers for the Target Fund and without waivers for the Acquiring Fund. These Examples are intended to help you compare the cost of investing in Henderson European Focus Fund and Janus Henderson European Focus Fund after their Merger with the cost of investing in other mutual funds. These Examples should not be considered a representation of future expenses and actual expenses may be greater or less than those shown. The Examples assume that you invest $10,000 in each Fund for the time periods indicated and reinvest all dividends and distributions. The Examples also assume that your investment has a 5% return each year and that the Funds’ operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 Year(8)(9)(10)	3 Years(8)(11)	5 Years(8)(11)	10 Years(8)(11)
Class A Shares*
Henderson European Focus Fund	$699	$960	$1,242	$2,042
Janus Henderson European Focus Fund (pro forma assuming consummation of the Merger)	$697	$955	$1,232	$2,021
Class C Shares*
Henderson European Focus Fund	$311	$652	$1,119	$2,410
Janus Henderson European Focus Fund (pro forma assuming consummation of the Merger)	$309	$646	$1,108	$2,390
Class D Shares*
Henderson European Focus Fund	N/A	N/A	N/A	N/A
Janus Henderson European Focus Fund (pro forma assuming consummation of the Merger)	$112	$350	$606	$1,340
Class I Shares*
Henderson European Focus Fund	$107	$334	$579	$1,283
Janus Henderson European Focus Fund (pro forma assuming consummation of the Merger)	$105	$328	$569	$1,259
Class N Shares(12)*
Henderson European Focus Fund	$108	$337	$585	$1,294
Janus Henderson European Focus Fund (pro forma assuming consummation of the Merger)	$106	$331	$574	$1,271

18

If shares are not redeemed:	1 Year(8)(9)(10)	3 Years(8)(11)	5 Years(8)(11)	10 Years(8)(11)
Class A Shares*
Henderson European Focus Fund	$699	$960	$1,242	$2,042
Janus Henderson European Focus Fund (pro forma assuming consummation of the Merger)	$697	$955	$1,232	$2,021
Class C Shares*
Henderson European Focus Fund	$211	$652	$1,119	$2,410
Janus Henderson European Focus Fund (pro forma assuming consummation of the Merger)	$209	$646	$1,108	$2,390
Class D Shares*
Henderson European Focus Fund	N/A	N/A	N/A	N/A
Janus Henderson European Focus Fund (pro forma assuming consummation of the Merger)	$112	$350	$606	$1,340
Class I Shares*
Henderson European Focus Fund	$107	$334	$579	$1,283
Janus Henderson European Focus Fund (pro forma assuming consummation of the Merger)	$105	$328	$569	$1,259
Class N Shares(12)*
Henderson European Focus Fund	$108	$337	$585	$1,294
Janus Henderson European Focus Fund (pro forma assuming consummation of the Merger)	$106	$331	$574	$1,271
*	Target Fund shareholders of any class who own their shares directly with the Target Fund and not through a third-party intermediary may have their Acquiring Fund shares received in the Merger exchanged for Acquiring Fund Class D Shares after the Merger.
(1)	A 1.00% deferred sales charge, also known as a CDSC, applies to redemptions of Class A Shares within one year of purchase if purchased with no initial sales charge. In addition, for the Target Fund, the CDSC applies to Class A Shares that were bought as part of an investment of $1 million or more and if the Target Fund’s distributor paid a sales commission on the purchase.
(2)	The “Management Fee” is the investment advisory fee rate paid by the Fund to its investment adviser under its Investment Advisory Agreement. The Target Fund pays a management fee at an annual rate based on its average daily net assets, subject to certain breakpoints. For purposes of the management fee, “net assets” includes any amounts borrowed for investment purposes. The Acquiring Fund will have the same management fee schedule as the Target Fund. The management fee shown for the Funds does not reflect any waivers. These waivers, if applicable, are reflected under “Total Annual Fund Operating Expenses After Fee Waiver.” Refer to the “Management Expenses” and “Expense Limitations” sections in this Joint Proxy Statement/Prospectus for additional information.
(3)	If applicable to the share class, because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution/Service (12b-1) Fees include a shareholder servicing fee of up to 0.25% for Class C Shares.
(4)	“Other Expenses” for Class A Shares, Class C Shares, and Class I Shares may include shareholder servicing fees charged by intermediaries for the provision of shareholder services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other non-distribution related shareholder services provided on behalf of shareholders of the Funds. “Other Expenses” for each share class of the Acquiring Fund may include reimbursement to Janus of its out-of-pocket costs for services as administrator and to Janus Services, the Acquiring Fund’s transfer agent, for its out-of-pocket costs for serving as transfer agent and providing, or arranging by others for the provision of, servicing to shareholders. “Other Expenses” for Class D Shares of the Acquiring Fund include a shareholder services fee of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. “Other Expenses” are based on estimated amounts for the current fiscal year.
(5)	Acquired fund fees and expenses are indirect expenses the Fund may incur as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. To the extent that the Fund invests in Acquired Funds, the Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “ratio of gross expenses to average net assets presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.
(6)	With respect to the Target Fund and the Acquiring Fund, the Henderson Adviser and the Janus Adviser, respectively, have contractually agreed to waive investment advisory fees and/or certain Fund expenses, as described under “Expenses Limitations” in this Joint Proxy Statement/Prospectus. The contractual waiver may be terminated or modified prior to their expiration only at the discretion of the respective Fund’s Board of Trustees, or, for the Target Fund, in connection with completion of the Merger. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, under “Total Annual Fund Operating Expenses After Fee Waiver” in the table. All expenses for the Acquiring Fund are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. All expenses for the Target Fund are shown with the effect of expense offset arrangements for periods prior to the expense cap’s expiration.
(7)	A CDSC of 1.00% generally applies to redemptions of Class C Shares within 12 months of purchase.
(8)	Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Funds. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.
(9)	A CDSC of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. In addition, for the Target Fund, the CDSC applies as part of an investment of $1 million or more and if the Target Fund’s distributor paid a sales commission on the purchase. The CDSC is not reflected in the Examples.

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(10)	A CDSC of 1.00% generally applies on Class C Shares redeemed within 12 months of purchase. The CDSC may be waived for certain investors, as described in Appendix C.
(11)	A CDSC is not applicable.
(12)	The Class R6 Shares offered by the Target Fund will receive Class N Shares of the Acquiring Fund in the Merger.

STRATEGIC INCOME FUNDS SHAREHOLDER FEES (fees paid directly from your investment)
Class A Shares*	Henderson Strategic Income Fund	Janus Henderson Strategic Income Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%	4.75%
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None (1)	None (1)

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.55%	0.55%
Distribution/Service (12b-1) Fees(3)	0.25%	0.25%
Other Expenses(4)	0.24%	0.21%
Acquired Fund Fees and Expenses(5)	0.02%	0.02%
Total Annual Fund Operating Expenses(6)	1.06%	1.03%
Fee Waiver(6)	0.00%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver(6)	1.06%	1.00%
Class C Shares*	Henderson Strategic Income Fund	Janus Henderson Strategic Income Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	1.00%(7)	1.00%(7)

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.55%	0.55%
Distribution/Service (12b-1) Fees(3)	1.00%	1.00%
Other Expenses(4)	0.25%	0.22%
Acquired Fund Fees and Expenses(5)	0.02%	0.02%
Total Annual Fund Operating Expenses(6)	1.82%	1.79%
Fee Waiver(6)	0.00%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver(6)	1.82%	1.75%
Class D Shares*	Henderson Strategic Income Fund	Janus Henderson Strategic Income Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	N/A	0.55%
Distribution/Service (12b-1) Fees(3)	N/A	None
Other Expenses(4)	N/A	0.29%
Acquired Fund Fees and Expenses(5)	N/A	0.02%
Total Annual Fund Operating Expenses(6)	N/A	0.86%
Fee Waiver(6)	N/A	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver(6)	N/A	0.81%

20

Class I Shares*	Henderson Strategic Income Fund	Janus Henderson Strategic Income Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.55%	0.55%
Distribution/Service (12b-1) Fees(3)	None	None
Other Expenses(4)	0.24%	0.21%
Acquired Fund Fees and Expenses(5)	0.02%	0.02%
Total Annual Fund Operating Expenses(6)	0.81%	0.78%
Fee Waiver(6)	0.00%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver(6)	0.81%	0.75%
Class N Shares (Class R6 Shares of the Target Fund)*	Henderson Strategic Income Fund	Janus Henderson Strategic Income Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.55%	0.55%
Distribution/Service (12b-1) Fees(3)	None	None
Other Expenses(4)	0.18%	0.15%
Acquired Fund Fees and Expenses(5)	0.02%	0.02%
Total Annual Fund Operating Expenses(6)	0.75%	0.72%
Fee Waiver(6)	0.00%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver(6)	0.75%	0.69%

EXAMPLES:

The following Examples are based on expenses with waivers for the Target Fund and without waivers for the Acquiring Fund. These Examples are intended to help you compare the cost of investing in Henderson Strategic Income Fund and Janus Henderson Strategic Income Fund after their Merger with the cost of investing in other mutual funds. These Examples should not be considered a representation of future expenses and actual expenses may be greater or less than those shown. The Examples assume that you invest $10,000 in each Fund for the time periods indicated and reinvest all dividends and distributions. The Examples also assume that your investment has a 5% return each year and that the Funds’ operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 Year(8)(9)(10)	3 Years(8)(11)	5 Years(8)(11)	10 Years(8)(11)
Class A Shares*
Henderson Strategic Income Fund	$677	$893	$1,126	$1,795
Janus Henderson Strategic Income Fund (pro forma assuming consummation of the Merger)	$674	$884	$1,111	$1,762
Class C Shares*
Henderson Strategic Income Fund	$285	$573	$985	$2,137
Janus Henderson Strategic Income Fund (pro forma assuming consummation of the Merger)	$282	$563	$970	$2,105

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If shares are redeemed:	1 Year(8)(9)(10)	3 Years(8)(11)	5 Years(8)(11)	10 Years(8)(11)
Class D Shares*
Henderson Strategic Income Fund	N/A	N/A	N/A	N/A
Janus Henderson Strategic Income Fund (pro forma assuming consummation of the Merger)	$88	$274	$477	$1,061
Class I Shares*
Henderson Strategic Income Fund	$83	259	450	1,002
Janus Henderson Strategic Income Fund (pro forma assuming consummation of the Merger)	$80	249	433	966
Class N Shares(12)*
Henderson Strategic Income Fund	$77	240	417	930
Janus Henderson Strategic Income Fund (pro forma assuming consummation of the Merger)	$74	230	401	894
If shares are not redeemed:	1 Year(8)(9)(10)	3 Years(8)(11)	5 Years(8)(11)	10 Years(8)(11)
Class A Shares*
Henderson Strategic Income Fund	$677	$893	$1,126	$1,795
Janus Henderson Strategic Income Fund (pro forma assuming consummation of the Merger)	$674	$884	$1,111	$1,762
Class C Shares*
Henderson Strategic Income Fund	$185	$573	$985	$2,137
Janus Henderson Strategic Income Fund (pro forma assuming consummation of the Merger)	$182	$563	$970	$2,105
Class D Shares*
Henderson Strategic Income Fund	N/A	N/A	N/A	N/A
Janus Henderson Strategic Income Fund (pro forma assuming consummation of the Merger)	$88	$274	$477	$1,061
Class I Shares*
Henderson Strategic Income Fund	$83	$259	$450	$1,002
Janus Henderson Strategic Income Fund (pro forma assuming consummation of the Merger)	$80	$249	$433	$966
Class N Shares(12)*
Henderson Strategic Income Fund	$77	$240	$417	$930
Janus Henderson Strategic Income Fund (pro forma assuming consummation of the Merger)	$74	$230	$401	$894
*	Target Fund shareholders of any class who own their shares directly with the Target Fund and not through a third-party intermediary may have their Acquiring Fund shares received in the Merger exchanged for Acquiring Fund Class D Shares after the Merger.
(1)	A 1.00% deferred sales charge, also known as a CDSC, applies to redemptions of Class A Shares within one year of purchase if purchased with no initial sales charge. In addition, for the Target Fund, the CDSC applies to Class A Shares that were bought as part of an investment of $1 million or more and if the Target Fund’s distributor paid a sales commission on the purchase.
(2)	The “Management Fee” is the investment advisory fee rate paid by the Fund to its investment adviser under its Investment Advisory Agreement. The Target Fund pays a management fee at an annual rate based on its average daily net assets, subject to certain breakpoints. For purposes of the management fee, “net assets” includes any amounts borrowed for investment purposes. The Acquiring Fund will have the same management fee schedule as the Target Fund. The management fee shown for the Funds does not reflect any waivers. These waivers, if applicable, are reflected under “Total Annual Fund Operating Expenses After Fee Waiver.” Refer to the “Management Expenses” and “Expense Limitations” sections in this Joint Proxy Statement/Prospectus for additional information.
(3)	If applicable to the share class, because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution/Service (12b-1) Fees include a shareholder servicing fee of up to 0.25% for Class C Shares.
(4)	“Other Expenses” for Class A Shares, Class C Shares, and Class I Shares may include shareholder servicing fees charged by intermediaries for the provision of shareholder services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other non-distribution related shareholder services provided on behalf of shareholders of the Funds. “Other Expenses” for each share class of the Acquiring Fund may include reimbursement to Janus of its out-of-pocket costs for services as administrator and to Janus Services, the Acquiring Fund’s transfer agent, for its out-of-pocket costs for serving as transfer agent and providing, or arranging by others for the provision of, servicing to shareholders. “Other Expenses” for Class D Shares of the Acquiring Fund include a shareholder services fee of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. “Other Expenses” are based on estimated amounts for the current fiscal year.

22

(5)	Acquired fund fees and expenses are indirect expenses the Fund may incur as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. To the extent that the Fund invests in Acquired Funds, the Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “ratio of gross expenses to average net assets presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.
(6)	With respect to the Target Fund and the Acquiring Fund, the Henderson Adviser and the Janus Adviser, respectively, have contractually agreed to waive investment advisory fees and/or certain Fund expenses, as described under “Expenses Limitations” in this Joint Proxy Statement/Prospectus. The contractual waiver may be terminated or modified prior to their expiration only at the discretion of the respective Fund’s Board of Trustees, or, for the Target Fund, in connection with completion of the Merger. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, under “Total Annual Fund Operating Expenses After Fee Waiver” in the table. All expenses for the Acquiring Fund are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. All expenses for the Target Fund are shown with the effect of expense offset arrangements for periods prior to the expense cap’s expiration.
(7)	A CDSC of 1.00% generally applies to redemptions of Class C Shares within 12 months of purchase.
(8)	Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Funds. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.
(9)	A CDSC of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. In addition, for the Target Fund, the CDSC applies as part of an investment of $1 million or more and if the Target Fund’s distributor paid a sales commission on the purchase. The CDSC is not reflected in the Examples.
(10)	A CDSC of 1.00% generally applies on Class C Shares redeemed within 12 months of purchase. The CDSC may be waived for certain investors, as described in Appendix C.
(11)	A CDSC is not applicable.
(12)	The Class R6 Shares offered by the Target Fund will receive Class N Shares of the Acquiring Fund in the Merger.

ALL ASSET FUNDS SHAREHOLDER FEES (fees paid directly from your investment)
Class A Shares*	Henderson All Asset Fund		Janus Henderson All Asset Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		5.75%
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	(1)	None	(1)

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.40%		0.40%
Distribution/Service (12b-1) Fees(3)	0.25%		0.25%
Other Expenses(4)	0.30%		0.44%
Acquired Fund Fees and Expenses(5)	0.45%		0.45%
Total Annual Fund Operating Expenses(6)	1.40%		1.54%
Fee Waiver(6)	(0.10)%		(0.25)%
Total Annual Fund Operating Expenses After Fee Waiver(6)	1.30%		1.29%
Class C Shares*	Henderson All Asset Fund		Janus Henderson All Asset Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	1.00	%(7)	1.00	%(7)

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.40%		0.40%
Distribution/Service (12b-1) Fees(3)	1.00%		1.00%
Other Expenses(4)	0.31%		0.45%
Acquired Fund Fees and Expenses(5)	0.45%		0.45%
Total Annual Fund Operating Expenses(6)	2.16%		2.30%
Fee Waiver(6)	(0.11)%		(0.25)%
Total Annual Fund Operating Expenses After Fee Waiver(6)	2.05%		2.05%

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Class D Shares*	Henderson All Asset Fund	Janus Henderson All Asset Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	N/A	0.40%
Distribution/Service (12b-1) Fees(3)	N/A	None
Other Expenses(4)	N/A	0.52%
Acquired Fund Fees and Expenses(5)	N/A	0.45%
Total Annual Fund Operating Expenses(6)	N/A	1.37%
Fee Waiver(6)	N/A	(0.26)%
Total Annual Fund Operating Expenses After Fee Waiver(6)	N/A	1.11%
Class I Shares*	Henderson All Asset Fund	Janus Henderson All Asset Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.40%	0.40%
Distribution/Service (12b-1) Fees(3)	None	None
Other Expenses(4)	0.28%	0.42%
Acquired Fund Fees and Expenses(5)	0.45%	0.45%
Total Annual Fund Operating Expenses(6)	1.13%	1.27%
Fee Waiver(6)	(0.08)%	(0.24)%
Total Annual Fund Operating Expenses After Fee Waiver(6)	1.05%	1.03%
Class N Shares (Class R6 Shares for the Target Fund)*	Henderson All Asset Fund	Janus Henderson All Asset Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.40%	0.40%
Distribution/Service (12b-1) Fees(3)	None	None
Other Expenses(4)	0.24%	0.38%
Acquired Fund Fees and Expenses(5)	0.45%	0.45%
Total Annual Fund Operating Expenses(6)	1.09%	1.23%
Fee Waiver(6)	(0.04)%	(0.26)%
Total Annual Fund Operating Expenses After Fee Waiver(6)	1.05%	0.97%

EXAMPLES:

The following Examples are based on expenses with waivers for the Target Fund and without waivers for the Acquiring Fund. These Examples are intended to help you compare the cost of investing in Henderson All Asset Fund and Janus Henderson All Asset Fund after their Merger with the cost of investing in other mutual funds. These Examples should not be considered a representation of future expenses and actual expenses may be greater or less than those shown. The Examples

24

assume that you invest $10,000 in each Fund for the time periods indicated and reinvest all dividends and distributions. The Examples also assume that your investment has a 5% return each year and that the Funds’ operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 Year(8)(9)(10)	3 Years(8)(11)	5 Years(8)(11)	10 Years(8)(11)
Class A Shares*
Henderson All Asset Fund	$709	$993	$1,297	$2,158
Janus Henderson All Asset Fund (pro forma assuming consummation of the Merger)	$723	$1,033	$1,366	$2,304
Class C Shares*
Henderson All Asset Fund	$319	$676	$1,159	$2,493
Janus Henderson All Asset Fund (pro forma assuming consummation of the Merger)	$333	$718	$1,230	$2,636
Class D Shares*
Henderson All Asset Fund	N/A	N/A	N/A	N/A
Janus Henderson All Asset Fund (pro forma assuming consummation of the Merger)	$139	$434	$750	$1,646
Class I Shares*
Henderson All Asset Fund	$115	$359	$622	$1,375
Janus Henderson All Asset Fund (pro forma assuming consummation of the Merger)	$129	$403	$697	$1,534
Class N Shares(12)*
Henderson All Asset Fund	$111	$347	$601	$1,329
Janus Henderson All Asset Fund (pro forma assuming consummation of the Merger)	$125	$390	$676	$1,489
If shares are not redeemed:	1 Year(8)(9)(10)	3 Years(8)(11)	5 Years(8)(11)	10 Years(8)(11)
Class A Shares*
Henderson All Asset Fund	$709	$993	$1,297	$2,158
Janus Henderson All Asset Fund (pro forma assuming consummation of the Merger)	$723	$1,033	$1,366	$2,304
Class C Shares*
Henderson All Asset Fund	$219	$676	$1,159	$2,493
Janus Henderson All Asset Fund (pro forma assuming consummation of the Merger)	$233	$718	$1,230	$2,636
Class D Shares*
Henderson All Asset Fund	N/A	N/A	N/A	N/A
Janus Henderson All Asset Fund (pro forma assuming consummation of the Merger)	$139	$434	$750	$1,646
Class I Shares*
Henderson All Asset Fund	$115	$359	$622	$1,375
Janus Henderson All Asset Fund (pro forma assuming consummation of the Merger)	$129	$403	$697	$1,534
Class N Shares(12)*
Henderson All Asset Fund	$111	$347	$601	$1,329
Janus Henderson All Asset Fund (pro forma assuming consummation of the Merger)	$125	$390	$676	$1,489
*	Target Fund shareholders of any class who own their shares directly with the Target Fund and not through a third-party intermediary may have their Acquiring Fund shares received in the Merger exchanged for Acquiring Fund Class D Shares after the Merger.
(1)	A 1.00% deferred sales charge, also known as a CDSC, applies to redemptions of Class A Shares within one year of purchase if purchased with no initial sales charge. In addition, for the Target Fund, the CDSC applies to Class A Shares that were bought as part of an investment of $1 million or more and if the Target Fund’s distributor paid a sales commission on the purchase.

25

(2)	The “Management Fee” is the investment advisory fee rate paid by the Fund to its investment adviser under its Investment Advisory Agreement. The Target Fund pays a management fee at an annual rate based on its average daily net assets. For purposes of the management fee, “net assets” includes any amounts borrowed for investment purposes. The Acquiring Fund will have the same management fee schedule as the Target Fund. The management fee shown for the Funds does not reflect any waivers. These waivers, if applicable, are reflected under “Total Annual Fund Operating Expenses After Fee Waiver.” Refer to the “Management Expenses” and “Expense Limitations” sections in this Joint Proxy Statement/Prospectus for additional information.
(3)	If applicable to the share class, because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution/Service (12b-1) Fees include a shareholder servicing fee of up to 0.25% for Class C Shares.
(4)	“Other Expenses” for Class A Shares, Class C Shares, and Class I Shares may include shareholder servicing fees charged by intermediaries for the provision of shareholder services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other non-distribution related shareholder services provided on behalf of shareholders of the Funds. “Other Expenses” for each share class of the Acquiring Fund may include reimbursement to Janus of its out-of-pocket costs for services as administrator and to Janus Services, the Acquiring Fund’s transfer agent, for its out-of-pocket costs for serving as transfer agent and providing, or arranging by others for the provision of, servicing to shareholders. “Other Expenses” for Class D Shares of the Acquiring Fund include a shareholder services fee of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. “Other Expenses” are based on estimated amounts for the current fiscal year.
(5)	Acquired fund fees and expenses are indirect expenses the Fund may incur as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. To the extent that the Fund invests in Acquired Funds, the Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “ratio of gross expenses to average net assets presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.
(6)	With respect to the Target Fund and the Acquiring Fund, the Henderson Adviser and the Janus Adviser, respectively, have contractually agreed to waive investment advisory fees and/or certain Fund expenses, as described under “Expenses Limitations” in this Joint Proxy Statement/Prospectus. The contractual waiver may be terminated or modified prior to their expiration only at the discretion of the respective Fund’s Board of Trustees. The expense limitations of the Target Fund will terminate in connection with completion of the Merger. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, under “Total Annual Fund Operating Expenses After Fee Waiver” in the table. All expenses for the Acquiring Fund are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. The Acquiring Fund fee waiver is a special, non-standard waiver that continues for one year after completion of the Merger. Had a standard waiver been set, the waiver would be 0% and the Total Annual Fund Operating Expenses After Fee Waiver would have been [1.36%] for Class A, [2.12%] for Class C, [1.17%] for Class D, [1.11%] for Class I and [1.03%] for Class N. All expenses for the Target Fund are shown with the effect of expense offset arrangements for periods prior to the expense cap’s expiration.
(7)	A CDSC of 1.00% generally applies to redemptions of Class C Shares within 12 months of purchase.
(8)	Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Funds. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.
(9)	A CDSC of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. In addition, for the Target Fund, the CDSC applies as part of an investment of $1 million or more and if the Target Fund’s distributor paid a sales commission on the purchase. The CDSC is not reflected in the Examples.
(10)	A CDSC of 1.00% generally applies on Class C Shares redeemed within 12 months of purchase. The CDSC may be waived for certain investors, as described in Appendix C.
(11)	A CDSC is not applicable.
(12)	The Class R6 Shares offered by the Target Fund will receive Class N Shares of the Acquiring Fund in the Merger.

INTERNATIONAL LONG/SHORT EQUITY FUNDS SHAREHOLDER FEES (fees paid directly from your investment)
Class A Shares*	Henderson International Long/Short Equity Fund	Janus Henderson International Long/Short Equity Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None (1)	None (1)

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	1.25%	1.25%
Distribution/Service (12b-1) Fees(3)	0.25%	0.25%
Other Expenses(4)	0.92%	0.94%
Acquired Fund Fees and Expenses(5)	0.13%	0.13%
Dividends and Interest Expense on Securities Sold Short(6)	1.57%	1.57%
Total Annual Fund Operating Expenses(7)	4.12%	4.14%
Fee Waiver(7)	(0.67)%	(0.69)%
Total Annual Fund Operating Expenses After Fee Waiver(7)	3.45%	3.45%

26

Class C Shares*	Henderson International Long/Short Equity Fund		Janus Henderson International Long/Short Equity Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	1.00	%(8)	1.00	%(8)

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	1.25%		1.25%
Distribution/Service (12b-1) Fees(3)	1.00%		1.00%
Other Expenses(4)	2.04%		2.05%
Acquired Fund Fees and Expenses(5)	0.13%		0.13%
Dividends and Interest on Securities Sold Short(6)	1.57%		1.57%
Total Annual Fund Operating Expenses(7)	5.99%		6.00%
Fee Waiver(7)	(1.79)%		(1.84)%
Total Annual Fund Operating Expenses After Fee Waiver(7)	4.20%		4.16%

Class D Shares*	Henderson International Long/Short Equity Fund	Janus Henderson International Long/Short Equity Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	N/A	1.25%
Distribution/Service (12b-1) Fees(3)	N/A	None
Other Expenses(4)	N/A	1.73%
Acquired Fund Fees and Expenses(5)	N/A	0.13%
Dividends and Interest on Securities Sold Short(6)	N/A	1.57%
Total Annual Fund Operating Expenses(7)	N/A	4.68%
Fee Waiver(7)	N/A	(1.40)%
Total Annual Fund Operating Expenses After Fee Waiver(7)	N/A	3.28%
Class I Shares*	Henderson International Long/Short Equity Fund	Janus Henderson International Long/Short Equity Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	1.25%	1.25%
Distribution/Service (12b-1) Fees(3)	None	None
Other Expenses(4)	1.75%	1.76%
Acquired Fund Fees and Expenses(5)	0.13%	0.13%
Dividends and Interest on Securities Sold Short(6)	1.57%	1.57%
Total Annual Fund Operating Expenses(7)	4.70%	4.71%
Fee Waiver(7)	(1.50)%	(1.52)%
Total Annual Fund Operating Expenses After Fee Waiver(7)	3.20%	3.19%

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Class N Shares (Class R6 Shares for the Target Fund)*	Henderson International Long/Short Equity Fund	Janus Henderson International Long/Short Equity Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	1.25%	1.25%
Distribution/Service (12b-1) Fees(3)	None	None
Other Expenses(4)	1.44%	1.45%
Acquired Fund Fees and Expenses(5)	0.13%	0.13%
Dividends and Interest on Securities Sold Short(6)	1.57%	1.57%
Total Annual Fund Operating Expenses(7)	4.39%	4.40%
Fee Waiver(7)	(1.19)%	(1.26)%
Total Annual Fund Operating Expenses After Fee Waiver(7)	3.20%	3.14%

EXAMPLES:

The following Examples are based on expenses with waivers for the Target Fund and without waivers for the Acquiring Fund. These Examples are intended to help you compare the cost of investing in Henderson International Long/Short Equity Fund and Janus Henderson International Long/Short Equity Fund after their Merger with the cost of investing in other mutual funds. These Examples should not be considered a representation of future expenses and actual expenses may be greater or less than those shown. The Examples assume that you invest $10,000 in each Fund for the time periods indicated and reinvest all dividends and distributions. The Examples also assume that your investment has a 5% return each year and that the Funds’ operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 Year(9)(10)(11)	3 Years(9)(12)	5 Years(9)(12)	10 Years(9)(12)
Class A Shares*
Henderson International Long/Short Equity Fund	$965	$1,755	$2,560	$4,633
Janus Henderson International Long/Short Equity Fund (pro forma assuming consummation of the Merger)	$967	$1,761	$2,568	$4,649
Class C Shares*
Henderson International Long/Short Equity Fund	$696	$1,770	$2,922	$5,702
Janus Henderson International Long/Short Equity Fund (pro forma assuming consummation of the Merger)	$697	$1,773	$2,926	$5,708
Class D Shares*
Henderson International Long/Short Equity Fund	N/A	N/A	N/A	N/A
Janus Henderson International Long/Short Equity Fund (pro forma assuming consummation of the Merger)	$469	$1,411	$2,359	$4,756
Class I Shares*
Henderson International Long/Short Equity Fund	$471	$1,416	$2,368	$4,771
Janus Henderson International Long/Short Equity Fund (pro forma assuming consummation of the Merger)	$472	$1,419	$2,372	$4,779
Class N Shares(13)*
Henderson International Long/Short Equity Fund	$440	$1,329	$2,229	$4,526
Janus Henderson International Long/Short Equity Fund (pro forma assuming consummation of the Merger)	$441	$1,332	$2,233	$4,534

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If shares are not redeemed:	1 Year(9)(10)(11)	3 Years(9)(12)	5 Years(9)(12)	10 Years(9)(12)
Class A Shares*
Henderson International Long/Short Equity Fund	$965	$1,755	$2,560	$4,633
Janus Henderson International Long/Short Equity Fund (pro forma assuming consummation of the Merger)	$967	$1,761	$2,568	$4,649
Class C Shares*
Henderson International Long/Short Equity Fund	$596	$1,770	$2,922	$5,702
Janus Henderson International Long/Short Equity Fund (pro forma assuming consummation of the Merger)	$597	$1,773	$2,926	$5,708
Class D Shares*
Henderson International Long/Short Equity Fund	N/A	N/A	N/A	N/A
Janus Henderson International Long/Short Equity Fund (pro forma assuming consummation of the Merger)	$469	$1,411	$2,359	$4,756
Class I Shares*
Henderson International Long/Short Equity Fund	$471	$1,416	$2,368	$4,771
Janus Henderson International Long/Short Equity Fund (pro forma assuming consummation of the Merger)	$472	$1,419	$2,372	$4,779
Class N Shares(13)*
Henderson International Long/Short Equity Fund	$440	$1,329	$2,229	$4,526
Janus Henderson International Long/Short Equity Fund (pro forma assuming consummation of the Merger)	$441	$1,332	$2,233	$4,534
*	Target Fund shareholders of any class who own their shares directly with the Target Fund and not through a third-party intermediary may have their Acquiring Fund shares received in the Merger exchanged for Acquiring Fund Class D Shares after the Merger.
(1)	A 1.00% deferred sales charge, also known as a CDSC, applies to redemptions of Class A Shares within one year of purchase if purchased with no initial sales charge. In addition, for the Target Fund, the CDSC applies to Class A Shares that were bought as part of an investment of $1 million or more and if the Target Fund’s distributor paid a sales commission on the purchase.
(2)	The “Management Fee” is the investment advisory fee rate paid by the Fund to its investment adviser under its Investment Advisory Agreement. The Target Fund pays a management fee at an annual rate based on its average daily net assets. For purposes of the management fee, “net assets” includes any amounts borrowed for investment purposes. The Acquiring Fund will have the same management fee schedule as the Target Fund. The management fee shown for the Funds does not reflect any waivers. These waivers, if applicable, are reflected under “Total Annual Fund Operating Expenses After Fee Waiver.” Refer to the “Management Expenses” and “Expense Limitations” sections in this Joint Proxy Statement/Prospectus for additional information.
(3)	If applicable to the share class, because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution/Service (12b-1) Fees include a shareholder servicing fee of up to 0.25% for Class C Shares.
(4)	“Other Expenses” for Class A Shares, Class C Shares, and Class I Shares may include shareholder servicing fees charged by intermediaries for the provision of shareholder services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other non-distribution related shareholder services provided on behalf of shareholders of the Funds. “Other Expenses” for each share class of the Acquiring Fund may include reimbursement to Janus of its out-of-pocket costs for services as administrator and to Janus Services, the Acquiring Fund’s transfer agent, for its out-of-pocket costs for serving as transfer agent and providing, or arranging by others for the provision of, servicing to shareholders. “Other Expenses” for Class D Shares of the Acquiring Fund include a shareholder services fee of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. For the Target Fund, deferred offering costs are amortized for a one-year period following commencement of operations; accordingly, the Target Fund’s deferred offering costs were fully amortized as of December 9, 2015. “Other Expenses” have been restated to remove the effect of this non-recurring expense. “Other Expenses” are based on estimated amounts for the current fiscal year.
(5)	Acquired fund fees and expenses are indirect expenses the Fund may incur as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. To the extent that the Fund invests in Acquired Funds, the Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “ratio of gross expenses to average net assets presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.
(6)	Dividend expenses on securities sold short refers to paying the value of dividends to the securities’ lenders. Interest and brokerage expenses on securities sold short arises from the cost to borrow securities to facilitate the trades and the financing, or collateralization, of the short positions.
(7)	With respect to the Target Fund and the Acquiring Fund, the Henderson Adviser and the Janus Adviser, respectively, have contractually agreed to waive investment advisory fees and/or certain Fund expenses, as described under “Expenses Limitations” in this Joint Proxy Statement/Prospectus. The contractual waiver may be terminated or modified prior to their expiration only at the discretion of the respective Fund’s Board of Trustees, or, for the Target Fund, in connection with completion of the Merger. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, under “Total Annual Fund Operating Expenses After Fee Waiver” in the table. All expenses for the Acquiring Fund are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. The Acquiring Fund fee waiver is a special, non-standard waiver that continues for one year after completion of the Merger. Had a standard waiver been set, the waiver would have been [0.65%] for Class A, [1.80%] for Class C, [1.36%] for Class D, [1.48%] for Class I and [1.22%] for Class N. All expenses for the Target Fund are shown with the effect of expense offset arrangements for periods prior to the expense cap’s expiration.

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(8)	A CDSC of 1.00% generally applies to redemptions of Class C Shares within 12 months of purchase.
(9)	Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Funds. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.
(10)	A CDSC of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. In addition, for the Target Fund, the CDSC applies as part of an investment of $1 million or more and if the Target Fund’s distributor paid a sales commission on the purchase. The CDSC is not reflected in the Examples.
(11)	A CDSC of 1.00% generally applies on Class C Shares redeemed within 12 months of purchase. The CDSC may be waived for certain investors, as described in Appendix C.
(12)	A CDSC is not applicable.
(13)	The Class R6 Shares offered by the Target Fund will receive Class N Shares of the Acquiring Fund in the Merger.

DIVIDEND & INCOME BUILDER FUNDS SHAREHOLDER FEES (fees paid directly from your investment)
Class A Shares*	Henderson Dividend & Income Builder Fund	Janus Henderson Dividend & Income Builder Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.00%	5.00%
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None (1)	None (1)

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.75%	0.75%
Distribution/Service (12b-1) Fees(3)	0.25%	0.25%
Other Expenses(4)	0.27%	0.29%
Acquired Fund Fees and Expenses(5)	0.01%	0.01%
Total Annual Fund Operating Expenses(6)	1.28%	1.30%
Fee Waiver(6)	0.00%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver(6)	1.28%	1.15%
Class C Shares*	Henderson Dividend & Income Builder Fund	Janus Henderson Dividend & Income Builder Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	1.00%(7)	1.00%(7)

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.75%	0.75%
Distribution/Service (12b-1) Fees(3)	1.00%	1.00%
Other Expenses(4)	0.29%	0.31%
Acquired Fund Fees and Expenses(5)	0.01%	0.01%
Total Annual Fund Operating Expenses(6)	2.05%	2.07%
Fee Waiver(6)	(0.01)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver(6)	2.04%	1.92%

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Class D Shares*	Henderson Dividend & Income Builder Fund	Janus Henderson Dividend & Income Builder Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	N/A	0.75%
Distribution/Service (12b-1) Fees(3)	N/A	0.00%
Other Expenses(4)	N/A	0.39%
Acquired Fund Fees and Expenses(5)	N/A	0.01%
Total Annual Fund Operating Expenses(6)	N/A	(1.15)%
Fee Waiver(6)	N/A	0.15%
Total Annual Fund Operating Expenses After Fee Waiver(6)	N/A	1.00%

Class I Shares*	Henderson Dividend & Income Builder Fund	Janus Henderson Dividend & Income Builder Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.75%	0.75%
Distribution/Service (12b-1) Fees(3)	None	None
Other Expenses(4)	0.29%	0.33%
Acquired Fund Fees and Expenses(5)	0.01%	0.01%
Total Annual Fund Operating Expenses(6)	1.05%	1.09%
Fee Waiver(6)	0.00%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver(6)	1.05%	0.94%
Class N Shares (Class R6 Shares for the Target Fund)*	Henderson Dividend & Income Builder Fund	Janus Henderson Dividend & Income Builder Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.75%	0.75%
Distribution/Service (12b-1) Fees(3)	None	None
Other Expenses(4)	0.34%	0.39%
Acquired Fund Fees and Expenses(5)	0.01%	0.01%
Total Annual Fund Operating Expenses(6)	1.10%	1.15%
Fee Waiver(6)	(0.06)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver(6)	1.04%	1.00%

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EXAMPLES:

The following Examples are based on expenses with waivers for the Target Fund and without waivers for the Acquiring Fund. These Examples are intended to help you compare the cost of investing in Henderson Dividend & Income Builder Fund and Janus Henderson Dividend & Income Builder Fund after their Merger with the cost of investing in other mutual funds. These Examples should not be considered a representation of future expenses and actual expenses may be greater or less than those shown. The Examples assume that you invest $10,000 in each Fund for the time periods indicated and reinvest all dividends and distributions. The Examples also assume that your investment has a 5% return each year and that the Funds’ operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 Year(8)(9)(10)	3 Years(8)(11)	5 Years(8)(11)	10 Years(8)(11)
Class A Shares*
Henderson Dividend & Income Builder Fund	$698	$958	$1,237	$2,031
Janus Henderson Dividend & Income Builder Fund (pro forma assuming consummation of the Merger)	$700	$963	$1,247	$2,053
Class C Shares*
Henderson Dividend & Income Builder Fund	$308	$643	$1,103	$2,379
Janus Henderson Dividend & Income Builder Fund (pro forma assuming consummation of the Merger)	$310	$649	$1,114	$2,400
Class D Shares*
Henderson Dividend & Income Builder Fund	N/A	N/A	N/A	N/A
Janus Henderson Dividend & Income Builder Fund (pro forma assuming consummation of the Merger)	$117	$365	$633	$1,398
Class I Shares*
Henderson Dividend & Income Builder Fund (pro forma assuming consummation of the Merger)	$107	$334	$579	$1,283
Janus Henderson Dividend & Income Builder Fund (pro forma assuming consummation of the Merger)	$111	$347	$601	$1,329
Class N Shares(12)*
Henderson Dividend & Income Builder Fund	$112	$350	$606	$1,340
Janus Henderson Dividend & Income Builder Fund (pro forma assuming consummation of the Merger)	$117	$365	$633	$1,398
If shares are not redeemed:	1 Year(8)(9)(10)	3 Years(8)(11)	5 Years(8)(11)	10 Years(8)(11)
Class A Shares*
Henderson Dividend & Income Builder Fund	$698	$958	$1,237	$2,031
Janus Henderson Dividend & Income Builder Fund (pro forma assuming consummation of the Merger)	$700	$963	$1,247	$2,053
Class C Shares*
Henderson Dividend & Income Builder Fund	$208	$643	$1,103	$2,379
Janus Henderson Dividend & Income Builder Fund (pro forma assuming consummation of the Merger)	$210	$649	$1,114	$2,400
Class D Shares*
Henderson Dividend & Income Builder Fund	N/A	N/A	N/A	N/A
Janus Henderson Dividend & Income Builder Fund (pro forma assuming consummation of the Merger)	$117	$365	$633	$1,398
Class I Shares*
Henderson Dividend & Income Builder Fund	$107	$334	$579	$1,283
Janus Henderson Dividend & Income Builder Fund (pro forma assuming consummation of the Merger)	$111	$347	$601	$1,329

32

If shares are not redeemed:	1 Year(8)(9)(10)	3 Years(8)(11)	5 Years(8)(11)	10 Years(8)(11)
Class N Shares(12)*
Henderson Dividend & Income Builder Fund	$112	$350	$606	$1,340
Janus Henderson Dividend & Income Builder Fund (pro forma assuming consummation of the Merger)	$117	$365	$633	$1,398
*	Target Fund shareholders of any class who own their shares directly with the Target Fund and not through a third-party intermediary may have their Acquiring Fund shares received in the Merger exchanged for Acquiring Fund Class D Shares after the Merger.
(1)	A 1.00% deferred sales charge, also known as a CDSC, applies to redemptions of Class A Shares within one year of purchase if purchased with no initial sales charge. In addition, for the Target Fund, the CDSC applies to Class A Shares that were bought as part of an investment of $1 million or more and if the Target Fund’s distributor paid a sales commission on the purchase.
(2)	The “Management Fee” is the investment advisory fee rate paid by the Fund to its investment adviser under its Investment Advisory Agreement. The Target Fund pays a management fee at an annual rate based on its average daily net assets, subject to certain breakpoints. For purposes of the management fee, “net assets” includes any amounts borrowed for investment purposes. The Acquiring Fund will have the same management fee schedule as the Target Fund. The management fee shown for the Funds does not reflect any waivers. These waivers, if applicable, are reflected under “Total Annual Fund Operating Expenses After Fee Waiver.” Refer to the “Management Expenses” and “Expense Limitations” sections in this Joint Proxy Statement/Prospectus for additional information.
(3)	If applicable to the share class, because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution/Service (12b-1) Fees include a shareholder servicing fee of up to 0.25% for Class C Shares.
(4)	“Other Expenses” for Class A Shares, Class C Shares, and Class I Shares may include shareholder servicing fees charged by intermediaries for the provision of shareholder services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other non-distribution related shareholder services provided on behalf of shareholders of the Funds. “Other Expenses” for each share class of the Acquiring Fund may include reimbursement to Janus of its out-of-pocket costs for services as administrator and to Janus Services, the Acquiring Fund’s transfer agent, for its out-of-pocket costs for serving as transfer agent and providing, or arranging by others for the provision of, servicing to shareholders. “Other Expenses” for Class D Shares of the Acquiring Fund include a shareholder services fee of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. “Other Expenses” are based on estimated amounts for the current fiscal year.
(5)	Acquired fund fees and expenses are indirect expenses the Fund may incur as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. To the extent that the Fund invests in Acquired Funds, the Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “ratio of gross expenses to average net assets presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.
(6)	With respect to the Target Fund and the Acquiring Fund, the Henderson Adviser and the Janus Adviser, respectively, have contractually agreed to waive investment advisory fees and/or certain Fund expenses, as described under “Expenses Limitations” in this Joint Proxy Statement/Prospectus. The contractual waiver may be terminated or modified prior to their expiration only at the discretion of the respective Fund’s Board of Trustees. The expense limitations for the Target Fund will terminate in connection with completion of the Merger. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, under “Total Annual Fund Operating Expenses After Fee Waiver” in the table. All expenses for the Acquiring Fund are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. All expenses for the Target Fund are shown with the effect of expense offset arrangements for periods prior to the expense cap’s expiration.
(7)	A CDSC of 1.00% generally applies to redemptions of Class C Shares within 12 months of purchase.
(8)	Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Funds. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.
(9)	A CDSC of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. In addition, for the Target Fund, the CDSC applies as part of an investment of $1 million or more and if the Target Fund’s distributor paid a sales commission on the purchase. The CDSC is not reflected in the Examples.
(10)	A CDSC of 1.00% generally applies on Class C Shares redeemed within 12 months of purchase. The CDSC may be waived for certain investors, as described in Appendix C.
(11)	A CDSC is not applicable.
(12)	The Class R6 Shares offered by the Target Fund will receive Class N Shares of the Acquiring Fund in the Merger.

Portfolio Turnover

Each Target Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Although portfolio turnover rates vary from year to year due to changing market conditions and other factors, each Acquiring Fund will have the same portfolio managers that have managed the corresponding Target Fund, which could lead to similar portfolio turnover experience in similar market conditions. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

33

reflected in annual fund operating expenses or in the Examples, affect each Fund’s performance. The table below reflects each Target Fund’s portfolio turnover rate as a percentage of the average value of the Fund’s portfolio for the most recent fiscal year.

Target Fund	Portfolio Turnover Rate
Henderson International Opportunities Fund	45%
Henderson Global Equity Income Fund	145%
Henderson European Focus Fund	62%
Henderson Strategic Income Fund	110%
Henderson All Asset Fund	44%
Henderson International Long/Short Equity Fund	274%
Henderson Dividend & Income Builder Fund	39%

Investment Objectives, Principal Investment Strategies, and Principal Risk Factors

Each Acquiring Fund was recently formed specifically to acquire the assets and assume the liabilities of the corresponding Target Fund in the Mergers. The investment objective, principal investment strategies, and principal risks of the Target Fund of which you are a record owner can be found in the current prospectus of the Target Fund. Each Target Fund and the corresponding Acquiring Fund have the same investment objective and principal investment strategies and invest in the same types of securities. As a result, the risks associated with an investment in each Acquiring Fund are the same as the risks associated with an investment in the corresponding Target Fund.

Set forth below are the investment objective, principal investment strategies, and principal risk factors for each Acquiring Fund. Each Acquiring Fund’s investment objective, principal investment strategies, and principal risks are the same as those of the corresponding Target Fund.

Janus Henderson International Opportunities Fund

Investment Objective: The Fund seeks to achieve long-term capital appreciation primarily through investment in equities of non-U.S. companies.

Principal Investment Strategies:

Under normal circumstances, the Fund invests at least 40% of its net assets in equity securities of non-U.S. companies and in at least three different countries. Equity securities include common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. Non-U.S. companies include companies in emerging market countries and are broadly defined to include any company that meets one of the following tests: (i) its country of organization, its primary business office and/or the principal trading market of its stock are located outside of the U.S., (ii) 50% or more of its assets are located in a country other than the U.S., or (iii) 50% or more of its revenues are derived from outside of the U.S.

Fund investment performance will be derived primarily from stock selection. A strategic asset allocation process will be a secondary contributor to the investment process. Security selection will be based upon an analysis of a company’s valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company’s management and the unique competitive advantages of a company. Asset allocation will be reviewed monthly based upon strategic views related to the growth prospects, valuations and pricing associated with international equity regions and sectors. Assets of the Fund are allocated to teams of portfolio managers who have experience with respect to a particular geographic region or sector.

The Fund generally sells a stock when, in the portfolio managers’ opinion, there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the portfolio managers believe that negative country or regional factors may affect the company’s outlook, in the portfolio managers’ opinion, a superior investment opportunity arises or to meet cash requirements. The portfolio managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the portfolio managers believe the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities. In addition, the Fund

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may invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements.

The Fund may engage in derivative transactions to hedge against fluctuations in currency exchange rates. There are no limits on the extent to which foreign currency hedging may be utilized.

In addition, the Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies directly. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the portfolio managers generally will invest across countries, industry groups and/or sectors.

Principal Risk Factors:

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

•	Concentration Risk. At times the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

•	Market Risk. The value of the Fund’s portfolio may decrease if the value of an individual investment, or multiple investments, in the portfolio decreases. Further, while the Fund’s goal is to produce returns that have a low correlation to the stock and bond markets, you should understand that regardless of how well the Fund’s individual investments perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. The value of your investment in the Fund may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Because the Fund seeks to produce returns that have a low correlation to the returns generated by the stock and bond markets, the Fund may underperform these markets when these markets rise sharply or experience prolonged periods of outperformance. Additionally, the Fund’s performance may be negatively affected during prolonged periods when the returns provided by the risk premia are consistently low.

•	Small- and Mid-Sized Companies Risk. A Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger companies, which could have a significant adverse effect on a Fund’s returns, especially as market conditions change.

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•	Foreign Exposure Risk. The Fund normally has exposure to foreign markets as a result of its investments in foreign securities and derivatives that provide exposure to foreign markets, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. The Fund’s exposure to emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

•	Emerging Markets Risk. The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.

•	Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

•	Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.

•	Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

Janus Henderson Global Equity Income Fund

Investment Objective: The Fund seeks to achieve a high level of current income and, as a secondary objective, steady growth of capital.

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Principal Investment Strategies:

Under normal circumstances, the Fund invests at least 80% of its net assets in a portfolio of income-producing equity securities, such as common and preferred dividend-paying stocks. The Fund invests in U.S. and non-U.S. issuers and has no specific policy on the number of different countries in which it will invest but intends to invest in at least three different countries. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.

In selecting investments, the portfolio managers primarily seek to identify companies with attractive long-term business prospects that generate cash and produce attractive levels of dividend income, and which are, in the opinion of the portfolio managers, undervalued or inexpensive relative to other similar investments. Security selection will be based upon an analysis of a broad range of appropriate value metrics, including price to earnings ratios, valuation relative to asset values, and a particular focus on cash flow generation and ability to service growing dividend streams in the medium term.

For its investments in common stocks, the Fund seeks to invest in securities that the portfolio managers believe have the potential for growth of income and capital over time. The portfolio managers may shift the Fund’s assets among various types of income-producing securities based on changing market conditions. The Fund may also invest in fixed-income securities (including non-investment grade), derivatives, equity real estate investment trusts (“REITs”) and preferred stocks. The Fund may invest across the maturity range of fixed-income securities.

Although the Fund does not have a specific policy regarding the growth/value orientation or market capitalization of the companies in which it invests, the portfolio managers believe that focusing on income-producing equity securities will tend to lead to investments in mid-to-large capitalization “value” stocks with a market capitalization greater than $3 billion (stocks of well-established, undervalued companies that the portfolio managers believe offer the potential for income and long term capital appreciation). The portfolio managers may, however, invest in smaller and less seasoned issuers, including through initial public offerings and private placements, and in stocks that are considered “growth” stocks.

The Fund may seek to enhance the level of dividend income it receives by engaging in regional rotation trading. In a regional rotation trade, the Fund would sell a stock that has declared its dividend and no longer trades with an entitlement to the dividend, and purchase a stock in another region that is about to declare a dividend within the next two months (also known as a dividend capture strategy). By entering into a series of such trades, the Fund could augment the amount of dividend income it receives over the course of a year.

The Fund has no limits on the geographic asset distribution of its investments, but the Fund does not expect to invest more than 25% of its assets in securities of companies based in emerging markets. The Fund may invest in companies domiciled in any country that the portfolio managers believe to be appropriate to the Fund’s objectives. The Fund may also invest a portion of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities. The Fund has no specific capitalization range for foreign companies in which it will invest. The capitalization range for foreign companies will vary over time depending on the portfolio managers’ ongoing assessment of market opportunities for the Fund.

The Fund will generally consider selling a security when, in the portfolio managers’ opinion, there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security if, in the portfolio managers’ opinion, a superior investment opportunity arises. Also, the Fund may consider selling a security as part of the Fund’s regional rotation trading strategy.

The Fund may engage in derivative transactions to hedge against fluctuations in currency exchange rates. There are no limits on the extent to which foreign currency hedging may be utilized.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies directly. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options

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on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund may engage in active and frequent trading to achieve its investment objective, and the Fund’s regional rotation strategy may increase the rate of portfolio turnover. In addition, frequently purchasing stocks in a short period prior to the ex-dividend date (the interval between the announcement and the payment of the next dividend) increases the amount of trading costs the Fund will incur and the potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading. The Fund’s portfolio turnover rate may be 100% or more. The Fund does not limit its investments to companies of any particular size. However, in an attempt to reduce portfolio risks, the portfolio managers generally will invest across countries, industry groups and/or securities.

Principal Risk Factors:

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

•	Management Risk. The Fund’s ability to achieve its investment objective depends largely upon the portfolio managers’ successful evaluation of the risks, potential returns, and correlation properties with respect to the various risk premia in which the Fund invests. There is a risk that the returns provided by an individual risk premium may be subject to high volatility and that the portfolio managers’ beliefs about the risk, expected returns and correlation properties of various risk premia may be incorrect. A relatively small price movement in a derivatives position may result in an immediate and substantial loss to the Fund. Further, the Fund’s ability to achieve its investment objective also depends on the successful allocation of the Fund’s assets among various risk premia and asset classes, and you could lose money on your investment in the Fund as a result of these allocations. There is also a risk that the Fund’s investments will correlate with the performance of stocks and bonds to a greater degree than anticipated, and the Fund will not meet its investment objective. Finally, the Janus Adviser has limited experience managing a risk premia investment strategy, and there is no guarantee that the investment techniques and analysis used by the Fund’s portfolio managers will produce the desired results.

•	Market Risk. The value of the Fund’s portfolio may decrease if the value of an individual investment, or multiple investments, in the portfolio decreases. Further, while the Fund’s goal is to produce returns that have a low correlation to the stock and bond markets, you should understand that regardless of how well the Fund’s individual investments perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. The value of your investment in the Fund may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Because the Fund seeks to produce returns that have a low correlation to the returns generated by the stock and bond markets, the Fund may underperform these markets when these markets rise sharply or experience prolonged periods of outperformance. Additionally, the Fund’s performance may be negatively affected during prolonged periods when the returns provided by the risk premia are consistently low.

•	Foreign Exposure Risk. The Fund normally has exposure to foreign markets as a result of its investments in foreign securities and derivatives that provide exposure to foreign markets, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. The Fund’s exposure to emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

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•	Small- and Mid-Sized Companies Risk. A Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger companies, which could have a significant adverse effect on a Fund’s returns, especially as market conditions change.

•	Emerging Markets Risk. The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.

•	Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

•

Fixed-Income Securities Risk. The Fund invests in a variety of fixed-income securities and derivatives. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, the Fund may not be able to maintain positive returns. The Fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are at historically low levels. The conclusion of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Fund investments. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. These developments or others also could cause the Fund to face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as

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the value of your investment. The amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth.

•	Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.

•	Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

Janus Henderson European Focus Fund

Investment Objective: The Fund seeks to achieve long-term capital appreciation primarily through investment in equities of European companies.

Principal Investment Strategies:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of European companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. European companies are broadly defined to include any company that meets one or more of the following tests: (i) its country of organization, its primary business office and/or the principal trading market of its stock are located in Europe, (ii) 50% or more of its assets are located in Europe, or (iii) 50% or more of its revenues are derived from Europe.

The portfolio manager seeks investments that will increase in value by emphasizing stock selection and may invest in companies of any size, including through initial public offerings and private placements. Stock selection is based on an opportunistic approach which seeks to exploit stock specific criteria described below and particular investment factors in Europe that are expected to drive stock prices. The portfolio manager will invest in both “growth” stocks that the portfolio manager believes are reasonably priced and “value” stocks that are, in the portfolio manager’s opinion, undervalued.

Companies are evaluated using a broad range of criteria, including: (i) a company’s financial strength; (ii) competitive position in its industry; and (iii) projected future earnings and cash flows.

The Fund has no limits on the geographic asset distribution of its investments within Europe. The Fund may invest in companies located in Western European countries such as the United Kingdom, Belgium, Germany, Norway, the Netherlands, Denmark, Switzerland, Finland, Sweden, Portugal, France, Austria, Italy and Spain. If political and economic conditions warrant, the Fund may invest in issuers located in Central and Eastern European countries such as Russia, Bulgaria, the Czech Republic, Turkey and Poland.

Country and sector allocation decisions are driven primarily by the stock selection process. However, in evaluating investment opportunities in various countries and sectors, the portfolio manager will consider: (i) the condition and growth potential of the various economies, industry sectors and securities markets; (ii) expected levels of inflation; (iii) government policies influencing business conditions; (iv) currency and taxation factors; and (v) other financial, social and political factors that may have an effect on the investment climate of the companies that are located in those markets.

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The Fund generally sells a stock when, in the portfolio manager’s opinion, there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the portfolio manager believes that negative country or regional factors may affect the company’s outlook, in the portfolio manager’s opinion, a superior investment opportunity arises or to meet cash requirements. The portfolio manager anticipates that the Fund will continue to hold securities of companies that grow or expand so long as the portfolio manager believes the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a portion of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities.

The Fund may engage in derivative transactions to hedge against fluctuations in currency exchange rates. There are no limits on the extent to which foreign currency hedging may be utilized.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies directly. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the portfolio manager generally will invest across countries, industry groups and/or securities.

Principal Risk Factors:

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

•	Geographic Concentration Risk. Geographic concentration risk is the risk of investing mostly in one geographic region. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. This vulnerability to factors affecting European investments is significantly greater than it would be for a more geographically diversified fund, and may result in greater losses and volatility. This risk increases to the extent the Fund focuses on issuers in a limited number of countries in Europe. Western Europe has, in certain instances, been susceptible to serious financial hardship, high debt levels and high levels of unemployment. The European Union itself has experienced difficulties in connection with the debt loads of some of its member states. Although Western Europe is developed, recent economic hardship will pose investment risk in neighboring emerging nations.

•	Concentration Risk. At times the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

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Market Risk. The value of the Fund’s portfolio may decrease if the value of an individual investment, or multiple investments, in the portfolio decreases. Further, while the Fund’s goal is to produce returns that have a low correlation to the stock and bond markets, you should understand that regardless of how well the Fund’s individual investments

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perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. The value of your investment in the Fund may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Because the Fund seeks to produce returns that have a low correlation to the returns generated by the stock and bond markets, the Fund may underperform these markets when these markets rise sharply or experience prolonged periods of outperformance. Additionally, the Fund’s performance may be negatively affected during prolonged periods when the returns provided by the risk premia are consistently low.

•	Small- and Mid-Sized Companies Risk. A Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger companies, which could have a significant adverse effect on a Fund’s returns, especially as market conditions change.

•	Foreign Exposure Risk. The Fund normally has exposure to foreign markets as a result of its investments in foreign securities and derivatives that provide exposure to foreign markets, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. The Fund’s exposure to emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

•	Emerging Markets Risk. The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.

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Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments.

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Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

•	Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.

Janus Henderson Strategic Income Fund

Investment Objective: The Fund seeks total return through current income and capital appreciation.

Principal Investment Strategies:

Under normal circumstances, the Fund will invest at least 80% of its net assets in income-producing securities including foreign investment grade debt (including developed market government bonds), emerging market debt, international and domestic high yield debt (including lower-quality securities, “high yield” or “junk bonds”), U.S. investment grade corporate debt, U.S. government debt securities, and floating rate notes (“FRNs”). For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. The Fund may also invest in dividend-paying equity securities of companies domiciled in the U.S. or abroad. The portfolio managers may shift the Fund’s assets among various types of income-producing securities based upon changing market conditions. Under normal circumstances, the portfolio managers intend to invest at least 40% of the Fund’s net assets outside of the U.S. and in at least three different countries. A security is deemed to originate in a country if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity are located in, the country, (ii) a majority of the company’s assets are located in the country, or (iii) a majority of the company’s revenues are derived from the country.

The portfolio managers use a process that combines a bottom-up approach to individual security selection rooted in thorough, independent research with a macro-economic overlay that determines appropriate country, asset sector, currency and industry exposure.

In their bottom-up approach, the portfolio managers use both qualitative and quantitative credit analysis to consider a variety of factors, including the issuer’s: experience and managerial strength, debt service capability, operating outlook, sensitivity to economic conditions, current financial condition, liquidity and access to capital, asset protection, structural issues, covenant protection, and equity sponsorship.

The portfolio managers perform credit analysis and meet with prospective and purchased debt issuers. They also work closely with a team of analysts to search for the most appropriate securities to include in the Fund’s portfolio.

Sector, regional and industry allocations are evaluated within a broader economic and market context and involve: (i) evaluation of the economic and interest rate environment that determines asset sector allocation and quality mix; (ii) evaluation of country and regional economic environment to support country allocation decisions; and (iii) analysis of industry weightings, including stability and growth of industries, cash flows and/or positive equity momentum.

The Fund will generally consider selling a security when, in the portfolio managers’ opinion, there is significant deterioration in company fundamentals, an inability to maintain open communication with management, a change in business strategy, a change in issuer-specific business outlook, realization of anticipated gains, or a failure by the issuer to meet operating/financial targets. The Fund may also consider selling a security if, in the portfolio managers’ opinion, a superior investment opportunity arises.

The Fund may use bank borrowings to increase the amount of money the Fund can invest. This strategy is called leverage. The Fund may borrow money to the extent permissible under the Investment Company Act of 1940, as amended (the “1940 Act”), currently up to 33 1⁄3% of its total assets, including the amount borrowed.

Securities in which the Fund may invest include: all types of bonds, debentures, mortgage-related and other asset-backed securities, investment grade debt securities, high yield securities, U.S. Government securities, foreign securities, derivatives, distressed securities and emerging market debt securities, subordinated bank debt, private placements, domestic or foreign floating rate senior secured syndicated bank loans, floating rate unsecured loans, and other floating rate bonds, loans and notes.

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Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London InterBank Offered Rate (“LIBOR”) or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals. The Fund has no specific range with respect to the duration of the fixed-income securities it may invest in and may invest in any credit quality. The Fund also may invest up to 30% of its net assets in equity and equity-related securities such as convertibles and debt securities with warrants and may invest up to 15% of its net assets in illiquid securities. The Fund has no policy limiting the currency in which foreign securities may be denominated.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements. However, the Fund may also purchase or sell other types of derivatives contracts. With regard to the Fund, the investment adviser has claimed relief from the definition of commodity pool operator (“CPO”) under revised U.S. Commodity Futures Trading Commission (“CFTC”) Rule 4.5. Specifically, pursuant to CFTC Rule 4.5, the investment adviser may claim an exclusion from the definition of CPO and registration as a CPO, with regard to a fund that trades derivatives solely for “bona fide hedging purposes,” or that limits its investment in derivatives to a “de minimis” amount, as defined in CFTC rules. The Fund does not currently expect to use derivatives beyond the thresholds permitted by CFTC Rule 4.5.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers, including through initial public offerings and private placements.

Principal Risk Factors:

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

•	High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds (also known as “junk” bonds) may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.

•	Market Risk. The value of the Fund’s portfolio may decrease if the value of an individual investment, or multiple investments, in the portfolio decreases. Further, while the Fund’s goal is to produce returns that have a low correlation to the stock and bond markets, you should understand that regardless of how well the Fund’s individual investments perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. The value of your investment in the Fund may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Because the Fund seeks to produce returns that have a low correlation to the returns generated by the stock and bond markets, the Fund may underperform these markets when these markets rise sharply or experience prolonged periods of outperformance. Additionally, the Fund’s performance may be negatively affected during prolonged periods when the returns provided by the risk premia are consistently low.

•	Issuer Risk. The value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. The price of high yield securities tends to reflect individual developments of the issuer to a greater extent than do higher quality securities and is, therefore, more volatile and sensitive to actual or perceived negative developments affecting an issuer.

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•	Fixed-Income Securities Risk. The Fund invests in a variety of fixed-income securities and derivatives. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, the Fund may not be able to maintain positive returns. The Fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are at historically low levels. The conclusion of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Fund investments. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. These developments or others also could cause the Fund to face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth.

•	Leverage Risk. Engaging in transactions using leverage or those having a leveraging effect subjects the Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. Through the use of leverage, the Fund’s total investment exposure could far exceed the value of its portfolio securities and its investment performance could be dependent on securities not directly owned by the Fund. Certain commodity-linked derivatives may subject the Fund to leveraged market exposure to commodities. In addition, the Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.

•	Foreign Exposure Risk. The Fund normally has exposure to foreign markets as a result of its investments in foreign securities and derivatives that provide exposure to foreign markets, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. The Fund’s exposure to emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

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Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result.

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Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

•	Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.

•	Small- and Mid-Sized Companies Risk. A Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger companies, which could have a significant adverse effect on a Fund’s returns, especially as market conditions change.

•	Overweighting in Certain Market Sectors Risk. The percentage of the Fund’s assets invested in various industries and sectors will vary from time to time depending on the portfolio managers’ perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund’s NAV.

•	Loan Risk. Certain underlying funds may invest in various commercial loans, including bank loans, bridge loans, debtor-in possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. The bank loans in which an underlying fund may invest may be denominated in U.S. or non-U.S. currencies, including the euro. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. An underlying fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Some participation interests and assignments may not be considered “securities,” and purchasers, such as an underlying fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Additionally, because Janus Capital, in the course of investing an underlying fund’s assets in loans, may have access to material non-public information regarding the borrower, the ability of an underlying fund to purchase or sell publicly-traded securities of such borrowers may be restricted. In addition, to the extent an underlying fund invests in non-U.S. bank loan investments, those investments are subject to the risks of foreign investment, including Eurozone risk. Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. Mezzanine loans are secured by the stock of the company that owns the assets. In addition to the risks associated with bank loans, an underlying fund’s investments in bridge loans may subject a Fund to certain risks, including the risk that a borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. An underlying fund’s investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Because mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations.

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Janus Henderson All Asset Fund

Investment Objective: The Fund seeks to provide total return by investing in a broad range of asset classes.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing in a broad range of both traditional asset classes (such as equity and fixed-income investments) and alternative asset classes (such as real estate, commodities, currencies, private equity, and absolute return strategies). As part of this strategy, the Fund may hold cash and/or invest in money market instruments or cash equivalents. A flexible asset allocation approach will be utilized to invest across asset classes within a risk controlled framework.

Asset allocation decisions will be driven by a process consisting of three key elements: asset selection, diversified portfolio construction and efficient implementation. Risk management is an integral part of decision making and is considered at all stages of the investment process. The Fund will vary its exposure to different asset classes and strategies over time in response to changing market and economic conditions. The level of exposure to various asset classes will be based on the adviser’s assessment of the asset’s potential return, associated volatility and correlation with other assets.

The Fund may seek exposure to the asset classes described above by investing in other investment companies or investment pools, by investing directly in securities and other investments or through the use of derivatives. Such investment companies and investment pools might include, for example, other open-end or closed-end investment companies (including investment companies that concentrate their investments in one or more industries or economic or market sectors), exchange-traded funds (“ETFs”, which are open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges), unit investment trusts, and domestic or foreign private investment pools (including investment companies not registered under the 1940 Act, such as “hedge funds”) or indexes of investment pools. The Fund’s adviser or sub-adviser may itself manage the Fund’s assets allocated to a particular asset class, either directly or through a mutual fund or other pooled vehicle managed by it, or it may invest the Fund’s assets in other investment companies or private investment pools providing access to specialist management outside of the Janus Henderson organization. The amount and type of the Fund’s investment in a particular asset class, and the amount invested in certain investment companies or investment pools, is limited by law and by tax considerations. The Fund may invest across the maturity range of fixed-income securities and expects to invest in fixed-income securities.

The Fund’s investment exposure, either through direct investment or through the underlying funds, primarily includes the following types of securities and other financial instruments:

•	Equity securities of U.S. and non-U.S. companies, including in emerging markets. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, and equity interests in trusts, warrants to purchase equity securities, partnerships, and limited liability companies.
•	Fixed-income securities of various types including U.S. government debt securities, U.S. investment grade corporate debt, high yield debt securities or “junk bonds”, mortgage-related and other asset-backed securities, foreign investment grade debt (including developed market government bonds), emerging market debt, international high yield debt, convertible securities, senior loans and cash equivalents.
•	Derivatives. The Fund may engage in exchange-traded or over-the-counter derivative transactions to enhance total return, to gain or limit exposure to equity or credit markets, interest rates or currency exchange rates, and/or as a substitute for the purchase or sale of securities, currencies or certain asset classes directly. The Fund expects to use derivatives principally when seeking to gain or limit exposure to equity markets by using futures contracts on securities indices or by purchasing exchange-traded call or put options on equity indices futures contracts, to gain or limit currency exposure using forward foreign currency contracts, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements. However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives. At times the Fund may hold a significant amount of cash, money market instruments (which may include investments in one or more money market funds or similar vehicles) or other high-quality, short-term instruments to cover obligations with respect to, or that may result from, the Fund’s investments in futures contracts or securities indices, forward foreign currency contracts, bond or interest rate future contracts or other derivatives.

The Fund or an underlying fund may invest in commodity-related investments. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund

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or an underlying fund may invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements. The Fund or an underlying fund may also enter into repurchase agreements.

Janus Investment Fund has obtained an exemptive order that allows the Fund to invest in affiliated and unaffiliated investment companies (including registered open-end and closed-end management companies, business development companies, and registered unit investment trusts) in excess of the limits under the 1940 Act, subject to the conditions of the order. The Fund may invest without limitation in any affiliated Fund of Janus Investment Fund (“Underlying Janus Funds” and together with unaffiliated underlying funds, “underlying funds”). In addition to investing in the Underlying Janus Funds, at the discretion of the adviser and/or sub-adviser and without shareholder approval, the Fund may invest in additional series of Janus Investment Fund created in the future.

Principal Risk Factors:

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

•	Investment Company and Pooled Vehicles Risk. As a shareholder in an investment company, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the investment company’s expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses. Where an investment company or pooled investment vehicle offers multiple classes of shares or interests, the Fund will seek to invest in the class with the lowest expenses to the Fund, although there is no guarantee that it will be able to do so. ETFs issue redeemable securities, but because these securities may only be redeemed in kind in significant amounts investors generally buy and sell shares in secondary market transactions on securities exchanges. Investments in other investment companies may be subject to investment limitations. When investing in a closed-end investment company, the Fund may pay a premium above such investment company’s net asset value per share and when the shares are sold, the price received by the Fund may be at a discount to net asset value.

•	Management Risk. The Fund’s ability to achieve its investment objective depends largely upon the portfolio managers’ successful evaluation of the risks, potential returns, and correlation properties with respect to the various risk premia in which the Fund invests. There is a risk that the returns provided by an individual risk premium may be subject to high volatility and that the portfolio managers’ beliefs about the risk, expected returns and correlation properties of various risk premia may be incorrect. A relatively small price movement in a derivatives position may result in an immediate and substantial loss to the Fund. Further, the Fund’s ability to achieve its investment objective also depends on the successful allocation of the Fund’s assets among various risk premia and asset classes, and you could lose money on your investment in the Fund as a result of these allocations. There is also a risk that the Fund’s investments will correlate with the performance of stocks and bonds to a greater degree than anticipated, and the Fund will not meet its investment objective. Finally, the Janus Adviser has limited experience managing a risk premia investment strategy, and there is no guarantee that the investment techniques and analysis used by the Fund’s portfolio managers will produce the desired results.

•	Allocation Risk. The Fund’s ability to achieve its investment objective depends largely upon the portfolio managers’ allocation of assets among the underlying funds and other securities, using the optimization process (a process that utilizes quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship among underlying funds) and the judgment of the portfolio managers. You could lose money on your investment in the Fund as a result of these allocations. The Fund will typically invest in a number of different underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund focuses.

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Market Risk. The value of the Fund’s portfolio may decrease if the value of an individual investment, or multiple investments, in the portfolio decreases. Further, while the Fund’s goal is to produce returns that have a low correlation to the stock and bond markets, you should understand that regardless of how well the Fund’s individual investments perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. The value of your investment in the Fund may fall, sometimes sharply, in response to changes in the market, and you

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could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Because the Fund seeks to produce returns that have a low correlation to the returns generated by the stock and bond markets, the Fund may underperform these markets when these markets rise sharply or experience prolonged periods of outperformance. Additionally, the Fund’s performance may be negatively affected during prolonged periods when the returns provided by the risk premia are consistently low.

•	Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of an investment’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks or derivatives may perform differently from the market as a whole and other types of securities.

•	Mid-Sized Companies Risk. The Fund’s investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies.

•	Foreign Exposure Risk. The Fund normally has exposure to foreign markets as a result of its investments in foreign securities and derivatives that provide exposure to foreign markets, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. The Fund’s exposure to emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

•	Emerging Markets Risk. The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.

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Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net

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amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

•	Geographic Concentration Risk. To the extent the Fund or underlying funds invest a substantial amount of its or their assets in issuers located in a single country or region, the economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund or underlying funds than they would on a more geographically diversified fund, which may result in greater losses and volatility.

•	Convertible Securities Risk. The Fund or underlying funds may invest in securities that are convertible into preferred and common stocks, and thus, are subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.

•	Warrants Risk. The price, performance and liquidity of warrants to purchase equity securities are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and, similarly, will react to variations in the general market for equity securities.

•	Fixed-Income Securities Risk. The Fund invests in a variety of fixed-income securities and derivatives. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, the Fund may not be able to maintain positive returns. The Fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are at historically low levels. The conclusion of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Fund investments. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. These developments or others also could cause the Fund to face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth.

•	High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds (also known as “junk” bonds) may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.

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Inflation-Related Investment Risk. Inflation index swaps, inflation-linked bonds (including TIPS), and other inflation-linked securities are subject to inflation risk. A swap held long by the Fund can potentially lose value if the rate of inflation over the life of the swap is less than the fixed rate that the Fund agrees to pay at the initiation of the swap. Except for the Fund’s investments in TIPS, which are guaranteed as to principal by the U.S. Treasury, the inflation-adjusted principal value of inflation-linked bonds repaid at maturity may be less than the original principal. Because of their inflation-linked adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate

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securities. In the event of deflation, where prices decline over time, the principal and income of inflation-linked bonds will likely decline, resulting in losses to the Fund.

•	Leverage Risk. Engaging in transactions using leverage or those having a leveraging effect subjects the Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. Through the use of leverage, the Fund’s total investment exposure could far exceed the value of its portfolio securities and its investment performance could be dependent on securities not directly owned by the Fund. Certain commodity-linked derivatives may subject the Fund to leveraged market exposure to commodities. In addition, the Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.

•	Over-the-Counter Risk. Securities traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund or an underlying fund pays as part of the purchase price.

•	Real Estate Securities Risk. The Fund’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in real estate investment trusts (“REITs”) involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Code or fail to maintain its exemption from registration under the 1940 Act, which could produce adverse economic consequences for the REIT and its investors, including the Fund.

•	Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

•	Commodity-Linked Investments Risk. The Fund may invest, directly or indirectly, in various commodity-linked investments that provide exposure to the commodities markets. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

•	Infrastructure Investment Risk. Infrastructure-related investments expose the Fund or an underlying fund to potential adverse economic, regulatory, political and other changes affecting such investments. Issuers of securities in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational, or other events or mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

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Private Placements and Restricted Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or

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limits their resale. They may include private placement securities that have not been registered under the Securities Act of 1933, as amended, and are generally eligible for sale only to certain eligible investors. Restricted securities may not be listed on an exchange and may have no active trading market and therefore may be considered to be illiquid. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund or an underlying fund could find it difficult to sell such securities when the Fund’s adviser or sub-adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be difficult to determine the fair value of such securities for purposes of computing the net asset value of the Fund or an underlying fund. The sale of such investments may also be restricted under securities laws.

•	Repurchase Agreements Risk. Repurchase agreements may be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. Investment return on such assets will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements. If the seller of a repurchase agreement defaults, the Fund or any underlying fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest.

•	Private Equity Risk. There are inherent risks in investing in private equity companies, which are vehicles whose principal business is to invest in and lend capital to privately-held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that private equity investors may not be able to make a fully informed investment decision. Listed private equity companies may have relatively concentrated investment portfolios consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by poor performance of a small number of investments or even a single investment, particularly if a company experiences the need to write down an investment.

Janus Henderson International Long/Short Equity Fund

Investment Objective: The Fund seeks to achieve long-term capital appreciation.

Principal Investment Strategies:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in long and short positions of equity securities issued by, or equity-related derivative instruments providing exposure to, non-U.S. companies from at least three different countries. For these purposes, equity securities include common stocks, preferred stocks, rights, warrants, securities convertible into common stocks, instruments that carry the right to buy common stocks of non-U.S. companies, and depositary receipts. Non-U.S. companies are broadly defined to include any issuer that meets one of the following tests: (i) its country of organization, its primary business office or the principal trading market of its stock are located outside of the U.S., (ii) 50% or more of its assets are located in a country other than the U.S., or (iii) 50% or more of its revenues are derived from outside of the U.S.

In addition to holding equities long and selling equities short, the Fund transacts in certain derivative instruments in order to obtain or amplify its exposure to long and short positions, primarily through the use of single-security equity swap transactions, but may also use futures, options, forward contracts and other derivatives for this purpose. The Fund may also transact in derivative instruments for hedging purposes or to manage risks.

The Fund may invest in securities of companies of any size capitalization, style or sector and may invest in any country, including emerging markets. The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies. Under normal circumstances, the Fund intends to engage in derivative transactions to hedge against fluctuations in currency exchange rates but may not always do so.

In selecting investments, the portfolio managers use a fundamental, bottom up approach in an attempt to identify undervalued, overvalued or mispriced stocks. The Fund seeks to invest in long positions of equities that are believed to be undervalued and short positions of equities that are believed to be overvalued or poised to underperform. The Fund will allocate its assets among various regions and countries based on strategic views related to the growth prospects, valuations and pricing associated with international equity regions and sectors. Assets of the Fund are allocated to teams of portfolio managers who have experience with respect to a particular geographic region or sector. A strategic top-down overlay process will be used to manage the Fund’s overall net exposure and provide aggregate portfolio level risk control. The Fund expects to maintain a net long exposure bias in its portfolio but has the ability to have net short exposure.

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Security selection will be based upon an analysis of a range of criteria, including: (i) a company’s financial strength; (ii) a company’s competitive position in its industry; (iii) a company’s projected future earnings and cash flows; (iv) a company’s valuations relative to earnings forecasts or other valuation criteria; and (v) the quality of a company’s management.

The Fund will generally consider selling a security or other investment, or cover a short position when, in the portfolio managers’ opinion, there is a risk of significant change in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security or exiting a short position if, in the portfolio managers’ opinion, a superior investment opportunity arises or to meet cash requirements.

The Fund may invest in all types of equity and equity-related securities including, but not limited to, common stocks, preferred stocks, convertible securities, sponsored and unsponsored depositary receipts, rights, warrants, shares of investment companies including exchanged-traded funds (“ETFs”) and equity interests in trusts, partnerships, and limited liability companies. As part of this strategy, the Fund may also hold cash and/or invest in money market instruments or cash equivalents in order to achieve it investment objective. The Fund may also invest in fixed-income securities of U.S. and non-U.S. companies, including below investment grade securities (commonly referred to as “junk bonds”).

The Fund may also invest a portion of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities. In addition, the Fund may invest in securities issued by smaller companies and in less seasoned issues, including through initial public offerings and private placements.

The Fund may use bank borrowings to increase the amount of money the Fund can invest. This strategy is called leverage. The Fund may borrow money to the extent permissible under the 1940 Act, currently up to 33 1⁄3% of its total assets, including the amount borrowed.

The Fund may engage in exchange-traded or over-the-counter (“OTC”) derivative transactions for purposes of speculation to seek return, to hedge against fluctuations in securities prices or currency exchange rates, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies directly. The Fund expects to use derivatives principally when seeking to obtain exposure to long or short positions in individual securities using equity swaps, to gain or hedge exposure to a certain equity markets using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options, or to hedge currency exposure using forward foreign currency contracts. However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund may engage in active and frequent trading to seek to achieve its investment objective. The Fund is classified as a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.

Principal Risk Factors:

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

•	Allocation Risk. The Fund’s ability to achieve its investment objective depends largely upon the portfolio managers’ allocation of assets among the underlying funds and other securities, using the optimization process (a process that utilizes quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship among underlying funds) and the judgment of the portfolio managers. You could lose money on your investment in the Fund as a result of these allocations. The Fund will typically invest in a number of different underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund focuses.

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Short Sales Risk. Short sales are speculative transactions and involve special risks, including a greater reliance on the portfolio managers’ ability to accurately anticipate the future value of a security. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. The Fund’s losses are potentially unlimited in a short

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sale transaction. The use of short sales may also cause the Fund to have higher expenses than those of other funds. In addition, due to the investment process of long and short positions, the Fund may be subject to additional transaction costs that may lower the Fund’s returns. The Fund’s use of short sales may also have a leveraging effect on the Fund’s portfolio.

•	Sector Concentration Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility.

•	Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

•	Market Risk. The value of the Fund’s portfolio may decrease if the value of an individual investment, or multiple investments, in the portfolio decreases. Further, while the Fund’s goal is to produce returns that have a low correlation to the stock and bond markets, you should understand that regardless of how well the Fund’s individual investments perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. The value of your investment in the Fund may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Because the Fund seeks to produce returns that have a low correlation to the returns generated by the stock and bond markets, the Fund may underperform these markets when these markets rise sharply or experience prolonged periods of outperformance. Additionally, the Fund’s performance may be negatively affected during prolonged periods when the returns provided by the risk premia are consistently low.

•	Issuer Risk. An issuer in which the Fund invests may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

•	Small- and Mid-Sized Companies Risk. A Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger companies, which could have a significant adverse effect on a Fund’s returns, especially as market conditions change.

•	Foreign Exposure Risk. The Fund normally has exposure to foreign markets as a result of its investments in foreign securities and derivatives that provide exposure to foreign markets, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. The Fund’s exposure to emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

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•	Emerging Markets Risk. The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.

•	Depositary Receipts Risk. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (“ADRs”), which are traded in U.S. markets and are U.S. dollar-denominated, and Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), which are traded in foreign markets and may not be denominated in the same currency as the security they represent.

Although ADRs, GDRs and EDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include, among other things, market, political, currency and regulatory risk, by investing in ADRs, GDRs or EDRs rather than directly in stocks of foreign issuers, the Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the U.S. for many ADRs. The information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. These standards generally are more uniform and more exacting than those to which many foreign issuers may be subject.

•	Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

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Swaps Risk. In a swap transaction, one party agrees to pay the other party an amount equal to the return, based upon an agreed-upon notional value, of a defined underlying asset or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the return from a different underlying asset or non-asset reference based upon an agreed-upon notional value. Swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of swap transactions involving short exposures. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk in that the Fund’s exposure and potential losses are greater than the amount invested) and are subject to counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is

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intended to offset), pricing risk (swaps may be difficult to value) and liquidity risk (it may not be possible to liquidate a swap position at an advantageous time or price), each of which may result in significant and unanticipated losses to the Fund.

•	Equity Swaps Risk. Equity swaps are subject to liquidity risk because the liquidity of equity swaps is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the equity swap transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty under the equity swap and the return on related assets in its portfolio, the equity swap transaction may increase the Fund’s financial risk. Equity swaps, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the Fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the Fund is liable. The income tax treatment of swap agreements is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service. If such future guidance limits the Fund’s ability to use derivatives, the Fund may have to find other ways of achieving its investment objective.

•	Forward Foreign Currency Contracts Risk. Forward foreign currency contracts are a type of derivative contract, whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These instruments may fall in value due to foreign market downswings or foreign currency value fluctuations. The effectiveness of any currency hedging strategy by the Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts, unanticipated changes in the currency markets could result in reduced performance for the Fund. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market. Investment in these instruments also subjects the Fund, among other factors, to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument).

•	Leverage Risk. Engaging in transactions using leverage or those having a leveraging effect subjects the Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. Through the use of leverage, the Fund’s total investment exposure could far exceed the value of its portfolio securities and its investment performance could be dependent on securities not directly owned by the Fund. Certain commodity-linked derivatives may subject the Fund to leveraged market exposure to commodities. In addition, the Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.

•	Liquidity and Trading Volume Risk. Due to market conditions, including uncertainty regarding the price of a security, it may be difficult for the Fund to buy or sell portfolio securities at a desirable time or price, which could result in investment losses. This risk of portfolio illiquidity is heightened with respect to small-and mid-cap securities, generally, and foreign small- and mid-cap securities in particular. The Fund may have to lower the selling price, liquidate other investments, or forego another, more appealing investment opportunity as a result of illiquidity in the markets. As a result of significant and sustained reductions in emerging and developed international market trading volumes in the wake of the 2007-2009 financial crisis, it may take longer to buy or sell securities, which can exacerbate the Fund’s exposure to volatile markets. The Fund may also be limited in its ability to execute favorable trades in portfolio securities in response to changes in company prices and fundamentals, and may be forced to dispose of securities under disadvantageous circumstances and at a loss.

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Fixed-Income Securities Risk. The Fund invests in a variety of fixed-income securities and derivatives. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to

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changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, the Fund may not be able to maintain positive returns. The Fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are at historically low levels. The conclusion of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Fund investments. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. These developments or others also could cause the Fund to face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth.

•	Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.

•	Nondiversification Risk. The Fund is classified as nondiversified under the 1940 Act. This gives the Fund’s portfolio managers more flexibility to hold larger positions in a smaller number of securities. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s net asset value and total return.

Janus Henderson Dividend & Income Builder Fund

Investment Objective: The Fund seeks to provide current income from a portfolio of securities that exceeds the average yield on global stocks, and aims to provide a growing stream of income per share over time. The Fund’s secondary objective is to seek to provide long-term capital appreciation.

Principal Investment Strategies:

Under normal circumstances, the Fund invests at least 80% of its net assets in a portfolio of income-producing securities, and at least 50% of its assets in equity securities. For purposes of this Investment strategy, assets of the Fund means net assets plus the amount of any borrowings for Investment purposes.

The Fund will normally invest its assets primarily in dividend-paying equities as well as a range of fixed income securities, including high yield corporate bonds (“junk bonds”), investment grade bonds, sovereign debt from issuers in the U.S. and around the world, unrated bonds and floating rate securities.

In selecting investments, the Fund seeks to invest in securities that the portfolio managers believe offer the potential for growth of income and capital over time. The portfolio managers may shift the Fund’s assets among various types of income-producing securities based on changing market conditions.

For the Fund’s investment in equity securities, the portfolio managers primarily seek to invest in common stocks of companies with attractive long-term business prospects that generate profits and produce attractive levels of dividend income, and which are, in the opinion of the portfolio managers, undervalued or inexpensive relative to other comparable investments. The Fund may also invest in preferred stocks, depository receipts, equity real estate investment trusts (“REITs”), and other equity-related securities.

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The Fund may invest in a variety of fixed income securities, including bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. companies, governments or other public sector entities. The Fund may invest in fixed income securities across the maturity range and of any credit quality.

The Fund invests in U.S. and non-U.S. issuers and has no specific policy on the number of different countries in which it will invest but intends to invest in at least three different countries. The Fund may invest in companies domiciled in any country that the portfolio managers believe to be appropriate in pursuit of the Fund’s objectives and may invest in securities of companies or issuers based in and/or economically tied to emerging markets. There is no limitation on the market capitalization range of issuers in which the Fund may invest. The Fund’s investment in an issuer may be effected through an initial public offering and/or a private placement.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities.

The Fund will generally consider selling a security when, in the portfolio managers’ opinion, there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security if, in the portfolio managers’ opinion, a superior investment opportunity arises.

Although the Fund does not have a specific policy regarding the growth/value orientation or market capitalization of the companies in which it invests, the portfolio managers believe that focusing on income-producing equity securities will tend to lead to investments in mid-to-large capitalization “value” stocks with a market capitalization greater than $3 billion (stocks of well-established, undervalued companies that the portfolio managers believe offer the potential for income and long term capital appreciation). The portfolio managers may, however, invest in smaller and less seasoned issuers and in stocks that are considered “growth” stocks.

The Fund may use bank borrowings to increase the amount of money the Fund can invest. This strategy is called leverage. The Fund may borrow money to the extent permissible under the 1940 Act, currently up to 33 1⁄3% of its total assets, including the amount borrowed.

The Fund may engage in derivative transactions to hedge against fluctuations in currency exchange rates. There are no limits on the extent to which foreign currency hedging may be utilized.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies directly. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

Principal Risk Factors:

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

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Market Risk. The value of the Fund’s portfolio may decrease if the value of an individual investment, or multiple investments, in the portfolio decreases. Further, while the Fund’s goal is to produce returns that have a low correlation to the stock and bond markets, you should understand that regardless of how well the Fund’s individual investments perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. The value of your investment in the Fund may fall, sometimes sharply, in response to changes in the market, and you

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could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Because the Fund seeks to produce returns that have a low correlation to the returns generated by the stock and bond markets, the Fund may underperform these markets when these markets rise sharply or experience prolonged periods of outperformance. Additionally, the Fund’s performance may be negatively affected during prolonged periods when the returns provided by the risk premia are consistently low.

•	Foreign Exposure Risk. The Fund normally has exposure to foreign markets as a result of its investments in foreign securities and derivatives that provide exposure to foreign markets, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. The Fund’s exposure to emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

•	Small- and Mid-Sized Companies Risk. A Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger companies, which could have a significant adverse effect on a Fund’s returns, especially as market conditions change.

•	Emerging Markets Risk. The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.

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Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net

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amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

•	Leverage Risk. Engaging in transactions using leverage or those having a leveraging effect subjects the Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. Through the use of leverage, the Fund’s total investment exposure could far exceed the value of its portfolio securities and its investment performance could be dependent on securities not directly owned by the Fund. Certain commodity-linked derivatives may subject the Fund to leveraged market exposure to commodities. In addition, the Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.

•	Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.

•	Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

•	Fixed-Income Securities Risk. The Fund invests in a variety of fixed-income securities and derivatives. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, the Fund may not be able to maintain positive returns. The Fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are at historically low levels. The conclusion of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Fund investments. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. These developments or others also could cause the Fund to face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. The amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth.

•	High–Yield/High-Risk Bond Risk. High-yield/high-risk bonds (also known as “junk” bonds) may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.

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Sovereign Debt Risk. The Fund may invest, directly or indirectly, in U.S. and non-U.S. government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment

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of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Management of the Funds

Investment Adviser:

The Henderson Adviser is the current investment adviser for each Target Fund. The Janus Adviser will be the investment adviser for each Acquiring Fund following the Mergers.

Investment Sub-adviser:

The Henderson Sub-adviser is the current investment sub-adviser for each of the Target Funds and will be the investment sub-adviser for each Acquiring Fund following the Mergers.

Portfolio Management:

It is anticipated that each Acquiring Fund will be managed by the same portfolio managers that historically have managed the corresponding Target Fund. For more information about the Acquiring Funds’ management personnel, please refer to “Other Comparative Information about the Funds – Investment Advisers and Personnel.”

Other Service Providers:

The following table identifies the principal service providers of the Target Funds and the Acquiring Funds:

Service Provider	Target Funds	Acquiring Funds
Transfer Agent and Dividend Disbursing Agent	State Street Bank and Trust Company	Janus Services LLC
Administrator and Fund Accounting Agent	State Street Bank and Trust Company	Janus Capital Management LLC
Distributor	Foreside Fund Services, LLC	Janus Distributors LLC
Custodian	State Street Bank and Trust Company	State Street Bank and Trust Company
Accountant	[to be updated by amendment]	[to be updated by amendment]

Tax Information

Henderson International Opportunities Fund, Henderson European Focus Fund, Henderson All Asset Fund, and Henderson International Long/Short Equity Fund pay dividends at least annually. Henderson Global Equity Income Fund and Henderson Dividend & Income Builder Fund pay dividends quarterly. Henderson Strategic Income Fund pays dividends monthly. Each Acquiring Fund intends to pay dividends on the same schedule as its corresponding Target Fund. You will generally have to pay U.S. federal income taxes, and any applicable state or local taxes, on the distributions you receive from a Fund as ordinary income or capital gains unless you are investing through a tax-advantaged account such as a qualified retirement plan. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund’s shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend a Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

THE MERGERS

The Plans

Shareholders of each Target Fund are being asked to approve a Plan, which sets forth the terms and conditions under which the Merger of their Target Fund and the corresponding Acquiring Fund will be implemented. The Plans are substantially

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identical and significant provisions of the Plans are summarized below; however, this summary is qualified in its entirety by reference to the Plans, a form of which is attached hereto as Appendix A to this Joint Proxy Statement/Prospectus.

Each Plan contemplates: (i) the Acquiring Fund’s acquisition of all of the assets of the corresponding Target Fund in exchange solely for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund and the assumption by the Acquiring Fund of all the corresponding Target Fund’s liabilities, if any, as of the Closing Date; (ii) the distribution on the Closing Date of the applicable class of shares of the Acquiring Fund to the shareholders of the corresponding Target Fund; and (iii) the complete termination and liquidation of the corresponding Target Fund.

The value of each Target Fund’s assets to be acquired and the amount of its liabilities to be assumed by the corresponding Acquiring Fund and the net asset value (“NAV”) of a share of a Target Fund will be determined as of the close of the regular trading session on the NYSE on the Closing Date, after the declaration by the Target Fund of distributions, if any, on the Closing Date, and will be determined by the Acquiring Fund, in cooperation with the Target Fund, in accordance with the Acquiring Fund’s valuation procedures described in the Acquiring Fund’s currently effective prospectus and Statement of Additional Information, as supplemented (“SAI”). All computations of value are subject to review by the Target Fund and, if requested by the Board of Trustees of the Target Fund or the Acquiring Fund, the independent registered public accountant of the requesting party. The Plan provides that the Janus Adviser and the Henderson Adviser will bear the fees and costs related the Mergers, including the costs and expenses incurred in the preparation and mailing of this Joint Proxy Statement/Prospectus. The Funds will pay for their respective brokerage commissions, transaction costs, or similar costs related to the Mergers. The Closing Date is expected to be on or about [                ] or as soon as practicable thereafter.

Immediately after the close of business on the Closing Date for each Merger, the Target Fund will distribute pro rata to its shareholders of record the shares of the Acquiring Fund it receives in the Merger, so that each shareholder of the Target Fund will receive a number of full and fractional shares of the corresponding Acquiring Fund equal in value to his or her holdings in the Target Fund, and the Target Fund will be liquidated. As soon as practicable after the closing of the reorganization, Class A, C, I and N Acquiring Fund Shares received by shareholders who were direct shareholders of a Target Fund, will be automatically exchanged for Class D Shares of the Acquiring Fund having an equal aggregate net asset value to the shares so exchanged. The Janus Trust shall cause each Target Fund to deliver to the Henderson Trust full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the value of the aggregate net assets of the same class of shares of the corresponding Target Fund, as of the close of the regular trading session on the NYSE on the Closing Date of the respective Merger.

Such distribution will be accomplished by opening accounts on the books of each Acquiring Fund in the names of the corresponding Target Funds’ shareholders and by transferring to those accounts the shares of the Acquiring Fund previously credited to the account of the Target Fund. Each shareholder account shall be credited with the pro rata number of the Acquiring Fund’s shares due to that shareholder. All issued and outstanding shares of each Target Fund will simultaneously be canceled on the books of the Target Fund. Accordingly, immediately after the Merger of a Target Fund with its corresponding Acquiring Fund, each former shareholder of the Target Fund will own shares of the Acquiring Fund that will have a value equal to the value of that shareholder’s shares of the Target Fund as of the Closing Date for the Merger.

The implementation of each Merger is subject to a number of conditions set forth in the Plan, including approval by shareholders of the Target Fund. The completion of the Mergers is conditioned on the consummation of the Parent Company Transaction. If this condition is not satisfied, none of the Mergers will be consummated. Each Plan also requires receipt of a tax opinion from Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden Arps”), dated as of the Closing Date, indicating that, for U.S. federal income tax purposes, the respective Merger will qualify as a reorganization under Section 368(a) of the Code. The consummation of any particular Merger is not conditioned upon the consummation of any other Merger. As a result, the Mergers may close at different times if, for example, shareholders of one or more Target Funds have not approved their respective Mergers at the time of the closing of the Parent Company Transaction. In addition, the parties may choose to delay the consummation of a Merger that shareholders have approved so that all or substantially all of the Mergers are consummated at the same time. Each Plan may be terminated and the respective Merger abandoned by mutual agreement of the Henderson Trust and Janus Trust or by either the Janus Trust or Henderson Trust pursuant to specific conditions in the Plan, including in the event that the Henderson Trustees or the Janus Trustees reasonably determine, after consultation with outside counsel, that failure to terminate the Plan would constitute a breach of the fiduciary duties of such Board of Trustees, in which case such party may terminate the Plan with the written consent of the other party (which consent may not be unreasonably withheld).

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Each Target Fund and Acquiring Fund has made representations and warranties in the form of Plan attached as Appendix A that are customary in matters such as the Mergers. These representations and warranties were made solely for the benefit of the parties to the Plan and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in the Plan by disclosures that were made in connection with the negotiation of the Plan; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the Plan or such other dates as may be specified in the Plan. Please review your Plan carefully.

Reasons for the Mergers

Janus and Henderson recently announced the Parent Company Transaction. A provision of the Parent Company Transaction requires Henderson and Janus to use reasonable best efforts to reorganize the funds within the Henderson Trust with U.S. registered investment companies advised or sub-advised by Janus or its subsidiaries. In connection with this requirement, the Henderson Adviser recommended that each Target Fund be transitioned into its corresponding Acquiring Fund, subject to the approval of the Target Fund’s shareholders. More specifically, the Henderson Adviser recommended a proposal to transition each Target Fund to the Janus mutual fund platform by transferring the assets and liabilities of each Target Fund to a newly formed Acquiring Fund that currently has no assets or liabilities and that will have the same investment objective, principal investment strategies, and risks as the corresponding Target Fund. Integrating the Henderson funds onto the Janus mutual fund platform will create a larger fund family with a broader range of investment options. Janus and Henderson believe that the Parent Company Transaction also presents the opportunity to achieve asset growth of the fund complex through combined distribution networks, to benefit from the combined resources of Janus and Henderson, and to operate with greater efficiency and lower overall costs. Janus and Henderson believe the combination has the potential to contribute to the creation of a global active asset manager with significant scale, diverse products and investment strategies, and depth and breadth in global distribution, combining Janus’ strength in U.S. markets and Henderson’s strength in the U.K. and European markets. Based on asset levels as of September 30, 2016, the combined group will have an AUM of more than $326 billion and as of December 19, 2016, a combined market capitalization of approximately $5.75 billion. Janus and Henderson also believe that transitioning the Target Funds to the Janus mutual fund platform is an effective means to combine the Target Funds and Janus mutual funds, which will result in benefits to shareholders.

The Henderson Board, including all of the Henderson Trustees who are not “interested persons” of the Henderson Trust as defined in Section 2(a)(19) of the 1940 Act (the “Henderson Independent Trustees”), reviewed and considered information regarding the Parent Company Transaction and the proposed Plans and Mergers at multiple in-person and telephonic meetings held in September, October, November and December 2016 (the “Merger Evaluation Meetings”). During the Merger Evaluation Meetings and other times during the period, the Henderson Independent Trustees conferred privately on these matters with their independent counsel. In addition, during several Merger Evaluation Meetings, the Henderson Independent Trustees met with senior management of the Janus Adviser, as well as the Chief Compliance Officer of the Acquiring Funds. The Henderson Independent Board Members also met with several independent board members of the Janus Trust. Based on its evaluation of all of the information presented and discussed, the Henderson Board, on behalf of each Target Fund, including all of the Henderson Independent Trustees, concluded that each Merger was in the best interests of the applicable Target Fund, and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Merger. At a meeting held on December 9, 2016, the Henderson Board unanimously approved the Plan for each Merger, and unanimously recommended that shareholders of each Target Fund vote to approve the applicable Plan.

The Henderson Independent Trustees requested and received information provided by the Henderson Adviser, the Janus Adviser, and their respective affiliates regarding, among other things: the structure and terms of the Parent Company Transaction; the expected impact of the Parent Company Transaction on the Target Funds and, separately, on the Henderson Adviser; information regarding Janus and the Janus Adviser before and after the Parent Company Transaction, including, among other things, organization and personnel, business strategy, ownership structure, financial strength, affiliations, asset management and compliance practices and capabilities, and legal and regulatory matters; and information regarding the Janus Trust and each Acquiring Fund. Among the various information reviewed and discussed at the Merger Evaluation Meetings were Janus’ investment reputation, broad U.S. product line and presence in the U.S. retail market, service quality, industry relationships, and distribution capabilities. The parties also discussed how the current Henderson and Janus businesses compare and complement each other and the synergies of the combined organization, which the Henderson Adviser and the Janus Adviser believe will benefit the Target Funds’ shareholders. The Henderson Board considered the views of the Henderson Adviser and the Janus Adviser that combining the Target Funds and the mutual funds advised by the Janus Adviser onto a single operating platform will create a larger fund family that will offer a broader range of investment options for investors, and

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presents the opportunity to achieve asset growth through combined distribution networks, to achieve economies of scale, and to operate with greater efficiency and lower overall costs. The Henderson Board reviewed and discussed the characteristics and steps of each Merger, and the advisory fees and total expenses of each Acquiring Fund relative to those of its corresponding Target Fund. The Henderson Board considered the differences in methodologies for setting advisory fees and expense limitation amounts, and the differences in processes for reviewing and extending such expense limitation amounts. The Henderson Board reviewed the characteristics of the share classes offered by the Target Funds and the Acquiring Funds, and noted that holders of Class R6 shares of the Target Funds would receive Class N shares of the Acquiring Funds, certain direct shareholders of the Target Funds would receive Class D shares of the Acquiring Funds, and holders of Class IF shares of the Henderson International Opportunities Fund will receive Class I shares of the Acquiring Fund in connection with the Mergers. The Henderson Board also considered that, as part of the Mergers, the Janus Adviser and its affiliates would provide the Target Funds’ shareholders with administrative, transfer agency and distribution services that currently are provided to the Target Funds by third parties.

In assessing and approving the Plan for each Merger and determining to submit each Plan to the applicable Target Fund’s shareholders for approval, the Henderson Board considered a variety of factors deemed relevant in their business judgment, including, but not limited to, the following:

•	The reputation, financial strength and resources of Janus and Henderson and the combined entity following the Parent Company Transaction;
•	The investment objective, principal investment strategies, and risks of each Target Fund are the same as the investment objective, principal investment strategies, and risks of the corresponding Acquiring Fund;
•	The portfolio manager(s) currently managing each Target Fund will serve as the portfolio manager(s) of the corresponding Acquiring Fund, excluding , who will no longer be portfolio manager of Henderson All Asset Fund effective January 31, 2017;
•	The advisory fee rate to be paid by each Acquiring Fund is the same as the current advisory fee rate paid by the corresponding Target Fund (any variances in advisory fees paid are the result of application of breakpoints);
•	The Janus Adviser’s commitment that the total annual expense ratio of each class of each Acquiring Fund (after waivers and expense reimbursements) will be the same or lower than the total annual expense ratio (after waivers and expense reimbursements) of the applicable class of the corresponding Target Fund for at least one year after completion of the Merger;
•	The Janus Adviser’s pricing philosophy in setting advisory fees and expense limitation amounts;
•	There is not expected to be any diminution in the nature, quality and extent of services provided to the Target Funds and their shareholders as a result of the Parent Company Transaction or the Mergers, including the transition from the Target Funds’ current service providers to the Acquiring Funds’ service providers;
•	The potential conflicts of the Janus Adviser and its affiliates providing the Acquiring Funds with administrative, transfer agency and distribution services that currently are provided to the Target Funds by third-party service providers and the controls available to the Janus Board to oversee those conflicts;
•	The Acquiring Funds will adopt the historical performance record of the Target Funds;
•	The potential for increased economies of scale from operational efficiencies within a significantly larger mutual fund complex;
•	The access to Janus’ U.S. distribution channels may create the potential for asset growth and a more stable asset base;
•	The opportunity to benefit from portfolio management and operational efficiencies that include investment benefits of increased interaction with other Janus investment teams and resources;
•	The Mergers are expected to be a “reorganization” within the meaning of Section 368(a) of the Code, and that no gain or loss is expected to be recognized by a Target Fund or its shareholders for federal income tax purposes as a result of the Merger;
•	The composition and qualifications of the Janus Trustees;
•	One member of the Henderson Board will join the Janus Board and participate in the oversight of the Acquiring Funds, and the remaining Henderson Trustees are expected to serve in an advisory capacity for a transition period following the Mergers;
•	Shareholder access to additional investment options, by virtue of certain exchange rights, within Janus’ U.S. fund complex;
•	The uncertainty of the future of the Target Funds if the Mergers are not effected, in light of the Parent Company Transaction;
•	The terms and conditions of the Plans;

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•	Shareholders of the Target Funds will have the opportunity to vote on the proposed Mergers;
•	All costs associated with each Target Fund’s participation in the proposed Mergers (other than brokerage commissions or similar costs) will be paid by Henderson or Janus, and not by the shareholders of the Target Fund;
•	No sales charge, CDSC, commission, redemption fee or other transactional fee will be charged as a result of the proposed Mergers;
•	The strong support expressed by the current senior management team at the Henderson Adviser for the Parent Company Transaction and the Mergers; and
•	The potential benefits of the Mergers to the Janus Adviser and the combined Janus and Henderson entities following the Parent Company Transaction.

In its deliberations, the Henderson Board considered all of the information it received, including the information described above, with no single factor or piece of information identified as paramount or controlling, and each Henderson Trustee may have attributed different weights to various factors. Although the Henderson Board considered the overall implications of the Parent Company Transaction on the Target Funds as a whole, the Plan for each Merger was evaluated individually, and the Henderson Board’s determinations with respect to each Plan and Merger were made on a fund-by-fund basis.

The Henderson Board recommends that shareholders of each of the Target Funds vote FOR approval of the Plan to authorize the Mergers.

Certain Conditions under the 1940 Act

The Board has been advised that the parties to the Merger Agreement have structured the Parent Company Transaction in reliance upon Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The composition of the Board of the Acquiring Funds currently meets this test. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission (the “SEC”) or the staff of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the Merger Agreement, Henderson has acknowledged Janus’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Parent Company Transaction.

U.S. Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of the Mergers. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the applicable Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Mergers. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. Each Fund’s shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Mergers, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of each Merger that each Acquiring Fund and respective Target Fund receive an opinion from Skadden Arps dated as of the Closing Date, regarding the characterization of the Merger as a “reorganization” within the

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meaning of Section 368(a) of the Code. The opinion of Skadden Arps will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of each Fund and assume, among other things, that the Mergers will be consummated in accordance with the Plans and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court. If a Merger does not qualify as a reorganization under the Code, the tax consequences could materially and adversely differ from those described herein.

Assuming each Merger qualifies as a reorganization, the U.S. federal income tax consequences of the Mergers can generally be summarized as follows:

•	no gain or loss will be recognized by the respective Target Fund on the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund or the assumption by the Acquiring Fund of all liabilities of the respective Target Fund or upon the distribution of the shares of the Acquiring Fund to the respective Target Fund shareholders in exchange for their shares of the respective Target Fund, except that, immediately prior to the respective Merger, the respective Target Fund may be required to “mark-to-market,” and thus recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;
•	the tax basis of the respective Target Fund’s assets acquired by the Acquiring Fund will be the same to the Acquiring Fund as the tax basis of such assets to the respective Target Fund immediately prior to the respective Merger, and the holding period of the assets of the respective Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the respective Target Fund;
•	no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the respective Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the respective Target Fund;
•	no gain or loss will be recognized by shareholders of the respective Target Fund upon the receipt of the Acquiring Fund shares by such shareholders, provided such shareholders receive solely the Acquiring Fund shares (including fractional shares) in exchange for their respective Target Fund shares; and
•	the aggregate tax basis of the shares of the Acquiring Fund, including any fractional shares, received by each shareholder of the respective Target Fund pursuant to the respective Merger will be the same as the aggregate tax basis of the respective Target Fund shares held by such shareholder immediately prior to the respective Merger, and the holding period of the Acquiring Fund shares, including fractional shares, to be received by each shareholder of the respective Target Fund will include the period during which the respective Target Fund shares exchanged were held by such shareholder.

Each Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Target Fund.

Prior to the Closing Date of a Merger, the applicable Target Fund may pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any gains realized from any actual or deemed sales of assets prior to the closing, which may be, but is likely not to be, attributable to portfolio transitioning. This distribution would generally be taxable to shareholders that are subject to tax.

Shareholders of each Target Fund should consult their tax advisers regarding the effect, if any, of their Merger in light of their individual circumstances. Since the foregoing discussion relates only to the U.S. federal income tax consequences of the Mergers, shareholders of each Target Fund should also consult tax advisers as to state and local tax consequences, if any, of the respective Merger.

Securities to Be Issued, Key Differences in Shareholder Rights

Each Acquiring Fund is organized as separate series of the Janus Trust, a Massachusetts business trust, and is governed by the same Amended and Restated Agreement and Declaration of Trust dated March 18, 2003, as amended from time to time (the “Janus Trust Instrument”) and Bylaws (together with the Janus Trust Instrument, the “Janus Governing Documents”).

Each Target Fund is organized as separate series of the Henderson Trust, a Delaware statutory trust, and is governed by a Declaration of Trust dated May 11, 2001, as amended from time to time (the “Henderson Trust Instrument”) and Bylaws (together with the Henderson Trust Instrument, the “Henderson Governing Documents” and, together with the Janus Governing Documents, the “Governing Documents”).

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The following is a discussion of certain important provisions of the Governing Documents and governing laws of each Target Fund and each Acquiring Fund, but is not a complete description thereof and is qualified by any requirements of applicable law, including the 1940 Act. Further information about each Target Fund’s governance structure is contained in its Statement of Additional Information and the Henderson Governing Documents, which are on file with the SEC and incorporated by reference in this Joint Proxy Statement/Prospectus. Additionally, a comparison of certain provisions of the Delaware Statutory Trust Act and the Massachusetts Business Trust Law is provided in Appendix E to this Joint Proxy Statement/Prospectus.

Shares. When issued and paid for in accordance with the applicable prospectus, shares of each Target Fund and each Acquiring Fund are fully paid and non-assessable, have no preemptive or subscription rights, and are freely transferable. Each share of each Target Fund and each Acquiring Fund represents an equal interest in such entity. Shares of each Target Fund and each Acquiring Fund are entitled to receive their pro rata share of distributions of income and capital gains, if any, made with respect to that entity as are declared by the Board of Trustees overseeing such entity, although such distributions may vary in amount among the classes of each entity, as determined by such Board of Trustees. Such distributions may be in cash, in additional shares of such entity or a class thereof, as applicable, or a combination of cash and such additional shares, as determined by the Fund’s Board of Trustees or pursuant to any program that such Board of Trustees may have in effect at the time for the election by each shareholder of the mode of the making of such dividend or distribution to that shareholder. In any liquidation of any Target Fund or any Acquiring Fund, each shareholder is entitled to receive his or her pro rata share of the net assets attributable to such entity, after satisfaction of all outstanding liabilities attributable to such entity. Each of the Target Funds and the Acquiring Funds have the right to redeem, at the then current NAV, the shares of any shareholder whose account does not meet certain minimum requirements as described in each Target Fund’s prospectus and also included in Appendix C.

Organization and Governing Law. Each Target Fund is organized as a separate series of a Delaware statutory trust (“DST”), pursuant to the Delaware Statutory Trust Act, governed by the Henderson Governing Documents and its business and affairs are managed under the supervision of the Henderson Trustees. Each Acquiring Fund is organized as a separate series of a Massachusetts business trust, pursuant to the Massachusetts Business Trust Law, governed by the Janus Governing Documents and its business and affairs are managed under the supervision of the Janus Board.

Each Fund is subject to the federal securities laws, including the 1940 Act, and the rules and regulations promulgated by the SEC thereunder. As mentioned above, a comparison of certain provisions of Delaware Statutory Act and the Massachusetts Business Trust Law is provided in Appendix E to this Joint Proxy Statement/Prospectus.

Shareholder Meetings and Rights of Shareholders to Call a Meeting. None of the Target Funds or the Acquiring Funds are required to hold annual shareholders’ meetings under the Henderson Governing Documents or the Janus Governing Documents, as applicable.

The Henderson Trust Instrument and the Janus Trust Instrument generally provide that meetings of shareholders may be called for any purpose by a majority of the Trustees. In addition, the Henderson Governing Documents and the Janus Governing Documents provide that shareholders may call a special meeting of shareholders under certain circumstances. Each provides that shareholders holding at least 10% of the shares then outstanding and entitled to vote on a matter may call and give notice of a special meeting relating to such matter if the Trustees have not called or given notice of such meeting for a period of 30 days after written application by shareholders holding at least 10% of the shares outstanding and entitled to vote on such matter.

Submission of Shareholder Proposals. None of the Target Funds or the Acquiring Funds have provisions in their Governing Documents requiring that a shareholder provide notice to the applicable entity in advance of a shareholder meeting to enable the shareholder to present a proposal at such meeting, although the federal securities laws, which apply to each of the Target Funds and the Acquiring Funds, require that certain conditions be met to present any proposals at shareholder meetings, as described in the proxy rules of the SEC. Under such rules, shareholder proposals that meet certain conditions may be included in a fund’s proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the applicable fund’s securities to be voted at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by a fund of any such proposal. Under those rules, a proposal must have been submitted within a reasonable time before the fund began to print and mail the relevant proxy statement in order to be included in such proxy statement. A proposal submitted for inclusion in a fund’s proxy material for the next special meeting after the meeting to which such fund’s current proxy statement relates must be received by the fund within a reasonable time before the fund begins to print and mail the proxy materials for that meeting. Failure to satisfy these requirements may result in a shareholder not being able to present a proposal at a meeting.

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Quorum. For each Target Fund, a quorum will exist if shareholders of one-third (33 1/3%) of the outstanding shares entitled to vote are present at the meeting in person or by proxy. For each Acquiring Fund, a quorum will exist if shareholders of thirty percent (30%) of the outstanding shares entitled to vote are present at the meeting in person or by proxy.

Number of Votes; Aggregate Voting. The Janus Trust Instrument provides that each shareholder is entitled to one vote for each dollar of net asset value attributable to such shareholder, and a fractional vote for each fraction of a dollar of net asset value attributable to such shareholder. The Henderson Trust Instrument provides that each shareholder is entitled to one vote for each whole share that they hold, and a fractional vote for each fractional share that they hold. Therefore, for the Target Funds, when all classes of a Target Fund vote together on a matter as a single class, or all series of the Henderson Trust vote together on a matter as a single class, each shareholder will have equal voting power regardless of differences in net asset value per share between classes or series. However, for the Acquiring Funds, when all classes of an Acquiring Fund vote together on a matter as a single class, or all series of the Janus Trust vote together on a matter as a single class, the relative voting power of shareholders will differ based on differences in net asset value per share between classes or series.

The Henderson Governing Documents and the Janus Governing Documents provide that shareholders are not entitled to cumulative voting in the election of Trustees and that all shares of all series and classes of the applicable trust shall be voted together as a single class, except (1) when required by the 1940 Act or the instrument establishing a certain series or class and (2) with respect to matters affecting the holders of the interests of one or more series (or classes), then only the shareholders of all such affected series (or classes) are entitled to vote on such matters.

Right to Vote. The 1940 Act provides that shareholders of each of the Target Funds and the Acquiring Funds have the power to vote with respect to certain matters: specifically, for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental. Shareholders of each of the Target Funds and the Acquiring Funds also have the right to vote on certain matters affecting such entity or a particular share class thereof under their respective Governing Documents. The following summarizes the matters on which the shareholders of such entities have a right to vote under the Governing Documents as well as the minimum shareholder vote required to approve the matter. For matters on which shareholders of a certain entity do not have a right to vote, the Board of Trustees of such entity may nonetheless determine to submit the matter to shareholders for approval. Where referenced below, the phrase “Majority Shareholder Vote” means the “majority of the outstanding voting securities” as defined by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

•	Election and Removal of Directors/Trustees. The shareholders of each of the Target Funds and the Acquiring Funds are only entitled to vote for the election of Trustees under the Governing Documents to the extent such a vote is required by the 1940 Act. In such instances Trustees are elected by a plurality vote. With respect to each of the Target Funds and the Acquiring Funds, pursuant to the Governing Documents, any Trustee may be removed by a vote of two-thirds of the outstanding shares of such Trust. With respect to the Acquiring Funds as set forth in the Janus Trust Instrument, a Trustee may also be removed pursuant to a written declaration signed by two-thirds of the outstanding shares and filed with the Trust’s custodian.

•	Amendment of Governing Instruments. Generally, the Trustees of any of the Target Funds or Acquiring Funds, have the right to amend, from time to time, the Governing Documents relating to each such entity, subject to the requirements of applicable law, including the 1940 Act. Additionally, under the Janus Trust Instrument, shareholders have the right to vote on any amendment to such instrument that would materially adversely affect their rights as shareholders. Any such amendment requires the vote of a majority of the outstanding shares entitled to vote. Under the Henderson Trust Instrument, shareholders have the right to vote on any amendment to such instrument that would change any rights with respect to any interest in the corresponding Trust by (1) reducing the amount payable thereon upon liquidation of such Trust, (2) repealing the limitations on personal liability of any holder or Trustee, or (3) diminishing or eliminating any voting rights pertaining to such interest. Any such amendment requires a Majority Shareholder Vote.

•

Mergers and Reorganizations. Subject to the requirements of applicable law, including the 1940 Act, the Janus Trust Instrument provides that any merger, consolidation or transfer of a substantial portion of its assets or another entity’s assets to it, requires the approval of majority vote of the Trustees and only notice to, but not approval of, the shareholders of the applicable class or series. The Henderson Trust Instrument, in addition to the requirements of applicable law, including the 1940 Act, provides that a merger, consolidation or sale, lease or exchange of substantially

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all of its assets, requires the authorization of a majority of the Trustees and a Majority Shareholder Vote or an instrument in writing consented to by the holders of at least 50% of the total interests of the Trust or series, as applicable.

•	Liquidation of a Fund. The Janus Trust Instrument allows the corresponding Trust to be liquidated by the Trustees and only notice to, but not the approval of, the shareholders. The Henderson Trust Instrument, however, requires a Majority Shareholder Vote to liquidate the corresponding Trust.

Liability of Shareholders. Shareholders of a Delaware statutory trust are not liable for the obligations of the trust. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation on liability afforded to shareholders of a Delaware statutory trust from the Massachusetts business trust’s liabilities. Thus, under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Funds. However, each of the Janus Trust Instrument and the Henderson Trust Instrument provides that shareholders will not be subject to personal liability for the obligations of the Trust and are to be held harmless and indemnified by the Trust or series, as applicable, if any shareholder is personally held liable for the obligations of such Trust or series solely by reason of being a shareholder thereof. Therefore, with respect to the Acquiring Funds, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations.

Liability of Directors/Trustees and Officers. Trustees of a Delaware statutory trust are not liable for the obligations of the trust when acting in such capacity. Trustees of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation on liability afforded to Trustees of a Delaware statutory trust from the Massachusetts business trust’s liabilities. Thus, under Massachusetts law, Trustees could, under certain circumstances, be held liable for the obligations of the Acquiring Funds. However, consistent with the 1940 Act, each of the Janus Trust Instrument and the Henderson Trust Instrument provides that no Trustee, officer, employee or agent of the Funds shall be subject to any personal liability in connection with the assets or affairs of the relevant Trusts, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office or the discharge of his or her functions (“Disqualifying Conduct”).

Indemnification. The Janus Trust Instrument provides that the Trust or series, as applicable, shall indemnify each of the Trustees, members of the advisory board and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (each, a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved, or threatened to be involved, as a party or otherwise, while in office or thereafter, by reason of being or having had such position with respect to the Trust, except with respect to Disqualifying Conduct by such Covered Person. Such a determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified did not engage in Disqualifying Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disqualifying Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee did not engage in Disqualifying Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

The Janus Trust also maintains a liability insurance policy covering its Trustees, officers and any Advisory Board members. Additionally, each Non-interested Trustee (as defined in Section 2(a)(19) of the Investment Company Act of 1940 as amended) of the Janus Trust has entered into an Indemnification Agreement with the Janus Trust, which agreement provides that the Janus Trust shall indemnify such Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer, employee or authorized agent of the Janus Trust to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The Indemnification Agreement cannot be altered without the consent of the applicable Non-interested Trustee and the Janus Trust. In addition, the Indemnification Agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses more timely, efficient, and certain. In accordance with Section 17(h) of the 1940 Act, the Indemnification Agreement does not protect a Non-interested Trustee of the Janus Trust against any liability to the Janus Trust or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be advanced by the series in question prior to the final

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disposition of any such action, suit or proceeding, provided that (i) the Covered Person shall have undertaken to repay the amounts so advanced if it is ultimately determined that indemnification of such expenses is not authorized under the Janus Trust Instrument and (ii) the Covered Person provided security for such undertaking, (iii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iv) a majority of a quorum of the Trustees who are neither “interested persons” of the Trust nor parties to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification. With respect to any matter disposed of by a compromise payment by any such Covered Person referred to above, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the Trustees who are neither “interested persons of the Trust nor parties to the Proceeding” or (b) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its shareholders by reason of Disqualifying Conduct.

The Henderson Trust Instrument provides that the Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in a manner constituting Disqualifying Conduct; provided, however, that as to any matter disposed of by a compromise payment by such person, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such person did not engage in Disqualifying Conduct by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (but not a full trial-type inquiry), that he or she did not engage in such conduct or by a reasonable determination, based upon a review of the facts, that such person was not liable by reason of such Disqualifying Conduct, by (a) the vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust nor parties to the proceeding, or (b) a written opinion from independent legal counsel approved by the Trustees. The rights accruing to any person pursuant to this under the provisions described in this paragraph shall not exclude any other right to which he or she may be lawfully entitled; provided that such indemnification is limited to the assets of the Trust or series, as applicable. The Trustees may make advance payments in connection with indemnification under these provisions, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he or she is not entitled to such indemnification.

Capitalization

The following table shows, on an [unaudited] basis, the capitalization as of July 31, 2016 for each Target Fund, as well as each Acquiring Fund on a pro forma basis after giving effect to the Mergers, assuming each Merger was completed as of the first day of the fiscal year ended July 31, 2016:

	Henderson International Opportunities Fund*	Pro Forma Adjustments	Janus Henderson International Opportunities Fund (pro forma after Merger)
Net Assets
Class A Shares	$784,965,595	$(496,234)	$784,469,361
Class C Shares	$504,192,148	$(929,679)	$503,262,469
Class D Shares	N/A	$3,698,666	$3,698,666
Class I Shares	$2,966,702,950	$597,701,030	$3,564,403,980
Class N/R6 Shares[1]	$713,615	$(663,615)	$50,000
Class R Shares	$20,055,597	-	$20,055,597
Class IF Shares	$599,260,168	$(599,260,168)	-
Class S Shares	N/A	$50,000	$50,000
Class T Shares	N/A	$50,000	$50,000

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	Henderson International Opportunities Fund*	Pro Forma Adjustments	Janus Henderson International Opportunities Fund (pro forma after Merger)
Net Asset Value Per Shares
Class A Shares	$26.05	-	$26.05
Class C Shares	$24.31	-	$24.31
Class D Shares	N/A	-	$26.05
Class I Shares	$26.06	-	$26.06
Class N/R6 Shares[1]	$26.05	-	$26.05
Class R Shares	$25.55	-	$25.55
Class IF Shares	$26.08	-	N/A
Class S Shares	N/A	-	$26.05
Class T Shares	N/A	-	$26.05
Shares Outstanding
Class A Shares	30,134,682	(19,049)	30,115,633
Class C Shares	20,735,883	(38,243)	20,697,640
Class D Shares	N/A	141,983	141,983
Class I Shares	113,863,047	22,935,550	136,798,597
Class N/R6 Shares[1]	27,392	(25,473)	1,919
Class R Shares	785,066	-	785,066
Class IF Shares	22,974,999	(22,974,999)	-
Class S Shares	N/A	1,919	1,919
Class T Shares	N/A	1,919	1,919

	Henderson Global Equity Income Fund*	Pro Forma Adjustments	Janus Henderson Global Equity Income Fund (pro forma after Merger)
Net Assets
Class A Shares	$755,674,282	$(497,567)	$755,176,715
Class C Shares	$1,074,860,330	$(528,105)	$1,074,332,225
Class D Shares	N/A	$1,914,394	$1,914,394
Class I Shares	$2,178,544,588	$(643,152)	$2,177,901,436
Class N/R6 Shares[1]	$1,824,277	$(245,570)	$1,578,707
Class R Shares	N/A	$50,000	$50,000
Class S Shares	N/A	$50,000	$50,000
Class T Shares	N/A	$50,000	$50,000
Net Asset Value Per Shares
Class A Shares	$7.29	-	$7.29
Class C Shares	$7.24	-	$7.24
Class D Shares	N/A	-	$7.29
Class I Shares	$7.30	-	$7.30
Class N/R6 Shares[1]	$7.30	-	$7.30
Class R Shares	N/A	-	$7.29
Class S Shares	N/A	-	$7.29
Class T Shares	N/A	-	$7.29

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	Henderson Global Equity Income Fund*	Pro Forma Adjustments	Janus Henderson Global Equity Income Fund (pro forma after Merger)
Shares Outstanding
Class A Shares	103,707,487	(68,253)	103,639,234
Class C Shares	148,493,912	(72,943)	148,420,969
Class D Shares	N/A	262,605	262,605
Class I Shares	298,378,162	(88,103)	298,290,059
Class N/R6 Shares[1]	249,869	(33,640)	216,229
Class R Shares	N/A	6,859	6,859
Class S Shares	N/A	6,859	6,859
Class T Shares	N/A	6,859	6,859

	Henderson European Focus Fund*	Pro Forma Adjustments	Janus Henderson European Focus Fund (pro forma after Merger)
Net Assets
Class A Shares	$560,451,502	$(4,304,937)	$556,146,565
Class C Shares	$287,339,480	$(669,879)	$286,669,601
Class D Shares	N/A	$6,533,939	$6,533,939
Class I Shares	$1,874,370,652	$(150,677)	$1,874,219,975
Class N/R6 Shares[1]	$1,412,677	$(1,408,446)	$4,231
Class R Shares	N/A	$50,000	$50,000
Class S Shares	N/A	$50,000	$50,000
Class T Shares	N/A	$50,000	$50,000
Net Asset Value Per Shares
Class A Shares	$32.17	-	$32.17
Class C Shares	$30.06	-	$30.06
Class D Shares	N/A	-	$32.17
Class I Shares	$32.18	-	$32.18
Class N/R6 Shares[1]	$32.18	-	$32.18
Class R Shares	N/A	-	$32.17
Class S Shares	N/A	-	$32.17
Class T Shares	N/A	-	$32.17
Shares Outstanding
Class A Shares	17,422,873	(133,818)	17,289,055
Class C Shares	9,557,987	(22,285)	9,535,702
Class D Shares	N/A	203,107	203,107
Class I Shares	58,242,837	(4,682)	58,238,155
Class N/R6 Shares[1]	43,897	(43,768)	129
Class R Shares	N/A	1,554	1,554
Class S Shares	N/A	1,554	1,554
Class T Shares	N/A	1,554	1,554

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	Henderson Strategic Income Fund*	Pro Forma Adjustments	Janus Henderson Strategic Income Fund (pro forma after Merger)
Net Assets
Class A Shares	$66,862,541	$(7,863)	$66,854,678
Class C Shares	$50,530,951	-	$50,530,951
Class D Shares	N/A	$250,799	$250,799
Class I Shares	$323,461,896	-	$323,461,896
Class N/R6 Shares[1]	$1,527,907	$(242,936)	$1,284,971
Class R Shares	N/A	$50,000	$50,000
Class S Shares	N/A	$50,000	$50,000
Class T Shares	N/A	$50,000	$50,000
Net Asset Value Per Shares
Class A Shares	$9.34	-	$9.34
Class C Shares	$9.29	-	$9.29
Class D Shares	N/A	-	$9.34
Class I Shares	$9.31	-	$9.31
Class N/R6 Shares[1]	$9.32	-	$9.32
Class R Shares	N/A	-	$9.34
Class S Shares	N/A	-	$9.34
Class T Shares	N/A	-	$9.34
Shares Outstanding
Class A Shares	7,158,336	(842)	7,157,494
Class C Shares	5,437,927	-	5,437,927
Class D Shares	N/A	26,852	26,852
Class I Shares	34,729,323	-	34,729,323
Class N/R6 Shares[1]	163,966	(26,066)	137,900
Class R Shares	N/A	5,353	5,353
Class S Shares	N/A	5,353	5,353
Class T Shares	N/A	5,353	5,353

	Henderson All Asset Fund*	Pro Forma Adjustments	Janus Henderson All Asset Fund (pro forma after Merger)
Net Assets
Class A Shares	$4,011,018	$(4,853)	$4,006,165
Class C Shares	$9,247,261	$(14,012)	$9,233,249
Class D Shares	N/A	$108,781	$108,781
Class I Shares	$10,749,759	-	$10,749,759
Class N/R6 Shares[1]	$29,020,284	$(89,916)	$28,930,368
Class R Shares	N/A	$50,000	$50,000
Class S Shares	N/A	$50,000	$50,000
Class T Shares	N/A	$50,000	$50,000

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	Henderson All Asset Fund*	Pro Forma Adjustments	Janus Henderson All Asset Fund (pro forma after Merger)
Net Asset Value Per Shares
Class A Shares	$10.12	-	$10.12
Class C Shares	$9.93	-	$9.93
Class D Shares	N/A	-	$10.12
Class I Shares	$10.10	-	$10.10
Class N/R6 Shares[1]	$10.09	-	$10.09
Class R Shares	N/A	-	$10.12
Class S Shares	N/A	-	$10.12
Class T Shares	N/A	-	$10.12
Shares Outstanding
Class A Shares	396,230	(480)	395,750
Class C Shares	931,567	(1,411)	930,156
Class D Shares	N/A	10,749	10,749
Class I Shares	1,063,959	-	1,063,959
Class N/R6 Shares[1]	2,875,058	(8,911)	2,866,147
Class R Shares	N/A	4,941	4,941
Class S Shares	N/A	4,941	4,941
Class T Shares	N/A	4,941	4,941

	Henderson International Long/Short Equity Fund*	Pro Forma Adjustments	Janus Henderson International Long/Short Equity Fund (pro forma after Merger)
Net Assets
Class A Shares	$18,045,560	-	$18,045,560
Class C Shares	$232,833	$(93,800)	$139,033
Class D Shares	N/A	$4,774,339	$4,774,339
Class I Shares	$10,295,238	-	$10,295,238
Class N/R6 Shares[1]	$4,680,539	$(4,630,539)	$50,000
Class R Shares	N/A	$50,000	$50,000
Class S Shares	N/A	$50,000	$50,000
Class T Shares	N/A	$50,000	$50,000
Net Asset Value Per Shares
Class A Shares	$9.45	-	$9.45
Class C Shares	$9.38	-	$9.38
Class D Shares	N/A	-	$9.45
Class I Shares	$9.49	-	$9.49
Class N/R6 Shares[1]	$9.48	-	$9.48
Class R Shares	N/A	-	$9.45
Class S Shares	N/A	-	$9.45
Class T Shares	N/A	-	$9.45

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	Henderson International Long/Short Equity Fund*	Pro Forma Adjustments	Janus Henderson International Long/Short Equity Fund (pro forma after Merger)
Shares Outstanding
Class A Shares	1,910,058	-	1,910,058
Class C Shares	24,821	(10,000)	14,821
Class D Shares	N/A	505,221	505,221
Class I Shares	1,085,382	-	1,085,382
Class N/R6 Shares[1]	493,805	(488,531)	5,274
Class R Shares	N/A	5,291	5,291
Class S Shares	N/A	5,291	5,291
Class T Shares	N/A	5,291	5,291

	Henderson Dividend & Income Builder Fund*	Pro Forma Adjustments	Janus Henderson Dividend & Income Builder Fund (pro forma after Merger)
Net Assets
Class A Shares	$40,868,724	$(1,453,038)	$39,415,686
Class C Shares	$33,327,291	$(4,994)	$33,322,297
Class D Shares	N/A	$1,860,907	$1,860,907
Class I Shares	$46,454,042	-	$46,454,042
Class N/R6 Shares[1]	$402,875	$(352,875)	$50,000
Class R Shares	N/A	$50,000	$50,000
Class S Shares	N/A	$50,000	$50,000
Class T Shares	N/A	$50,000	$50,000
Net Asset Value Per Shares
Class A Shares	$12.16	-	$12.16
Class C Shares	$12.05	-	$12.05
Class D Shares	N/A	-	$12.16
Class I Shares	$12.16	-	$12.16
Class N/R6 Shares[1]	$12.17	-	$12.17
Class R Shares	N/A	-	$12.16
Class S Shares	N/A	-	$12.16
Class T Shares	N/A	-	$12.16
Shares Outstanding
Class A Shares	3,359,949	(119,493)	3,240,456
Class C Shares	2,765,617	(414)	2,765,203
Class D Shares	N/A	153,035	153,035
Class I Shares	3,819,491	-	3,819,491
Class N/R6 Shares[1]	33,112	(29,004)	4,108
Class R Shares	N/A	4,112	4,112
Class S Shares	N/A	4,112	4,112
Class T Shares	N/A	4,112	4,112
*	Target Fund shareholders of any class who own their shares directly with the Target Fund and not through a third-party intermediary may have their Acquiring Fund shares received in the Merger exchanged for Acquiring Fund Class D Shares after the Merger.
(1)	Holders of Class R6 Shares of a Target Fund will receive Class N Shares of the corresponding Acquiring Fund in connection with the Mergers.

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ADDITIONAL INFORMATION ABOUT THE FUNDS

General Portfolio Policies

Each Fund’s Board of Trustees may change its investment objective or non-fundamental principal investment strategies without a shareholder vote. A Fund will notify you in writing at least 60 days before making any such change it considers material. To the extent a Fund has an 80% investment policy, the Fund will provide shareholders with at least 60 days’ notice prior to changing this policy. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.

Each Acquiring Fund will have the same investment objectives, principal investment strategies, risks and portfolio managers as its corresponding Target Fund, though past performance does not guarantee future returns. The “Glossary of Investment Terms” in Appendix D includes descriptions of investment terms used throughout the Joint Proxy Statement/Prospectus.

For more information with respect to each Target Fund concerning the following topics, please refer to the following sections of the Target Fund Prospectuses, which have been made a part of this Joint Proxy Statement/Prospectus by reference: (i) see “Performance” for more information about the performance of each Target Fund; (ii) see “Management of the Funds” for more information about the management of the Target Funds; (iii) see “How to Purchase, Exchange and Redeem Shares” for more information about the pricing of shares of the Target Funds; (iv) see “Tax Information” for more information about tax consequences to shareholders of various transactions in shares of each Target Fund; and (v) see “Financial Highlights” for more information about the Target Funds’ financial performance.

Fundamental Investment Restrictions

Each Fund has certain additional fundamental investment restrictions that can only be changed with shareholder approval. Each Target Fund has the same fundamental investment restrictions. The fundamental investment restrictions for the Target Funds and the Acquiring Funds are shown in Appendix B.

Additional Risks of the Funds

For more information on the additional risks associated with each Target Fund, see the “Additional Information about Investment Strategies and Risks” section of the Henderson Trust’s Prospectus, dated November 30, 2016. The “Introduction” section of this Joint Proxy Statement/Prospectus describes how you can obtain a copy of this Prospectus.

Other Comparative Information about the Funds

Investment Advisers and Personnel

Target Funds

The Henderson Adviser is the investment adviser to each Target Fund. The Henderson Adviser is located at 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611.

The Henderson Sub-adviser is the investment sub-adviser to each Target Fund. The Henderson Sub-adviser is located at 201 Bishopsgate, London UK EC2M 3AE. The Henderson Adviser oversees the management of each Target Fund’s investments and the administration of each Target Fund’s business affairs, provides certain clerical, bookkeeping, and administrative services, and furnishes office facilities and equipment for each Target Fund. Pursuant to a sub-advisory agreement with the Henderson Adviser, the Henderson Sub-adviser provides research, analysis, advice, and recommendations for each Target Fund with respect to the purchase and sale of securities and manages investment decisions regarding assets of each Target Fund, subject to the oversight of the Board of Trustees and the Henderson Adviser.

The portfolio managers for the Henderson International Opportunities Fund are:

•	Stephen Peak, Director of International Equities, Lead Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2001.

•	Nicholas Cowley, Investment Manager, Global Emerging Markets Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2012.

•	Glen Finegan, Head of Global Emerging Markets Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since August 2015.

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•	Andrew Gillan, Head of Asia (ex-Japan) Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2014.

•	Ronan Kelleher, Portfolio Manager, has been a member of the Fund’s portfolio management team since August 2015.

•	Paul O’Connor, Head of Multi-Asset, Portfolio Manager, has been a member of the Fund’s portfolio management team since April 2016.

•	Vincent Musumeci, CFA, Portfolio Manager of Japanese Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2012.

•	Tim Stevenson, Director of Pan European Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2002.

•	Ian Warmerdam, Director of Global Growth Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2001. Mr. Warmerdam was on sabbatical during 2016.

The portfolio managers for the Henderson Global Equity Fund are:

•	Alex Crooke, Head of Global Equity Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2006.

•	Job Curtis, Director of Global Equity Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2006.

•	Ben Lofthouse, CFA, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2014.

The portfolio manager for the Henderson European Focus Fund is:

•	Stephen Peak, Director of International Equities, Portfolio Manager, has managed the Fund since inception in 2001.

The portfolio managers for the Henderson Strategic Income Fund are:

•	John Pattullo, Co-Head of Retail Fixed-Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since December, 2008.

•	Jenna Barnard, CFA, Co-Head of Retail Fixed-Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since December, 2008.

The portfolio manager for the Henderson All Asset Fund is:

•	Paul O’Connor, Co-Head of Multi-Asset, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2013.

The portfolio managers for the Henderson International Long/Short Equity Fund are:

•	Stephen Peak, Director of International Equities, Co-Lead Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in December 2014.

•	Steve Johnstone, Fund Manager, Diversified Hedge Funds, Co-Lead Portfolio Manager & Quantitative Strategist, has been a member of the Fund’s portfolio management team since inception in December 2014.

•	Andrew Gillan, Head of Asia (ex-Japan) Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in December 2014.

•	Vincent Musumeci, CFA, Portfolio Manager of Japanese Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in December 2014.

•	Neil Hermon, Co-Head of UK Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in December 2014.

The portfolio managers for the Henderson Dividend & Income Builder Fund are:

•	Alex Crooke, Head of Global Equity Income, Portfolio Manager, has been a member of the Henderson Target’s portfolio management team since inception in 2012.

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•	Job Curtis, Director of Global Equity Income, Portfolio Manager, has been a member of the Henderson Target’s portfolio management team since inception in 2012.

•	Ben Lofthouse, CFA, Portfolio Manager, has been a member of the Henderson Target’s portfolio management team since 2014.

•	Jenna Barnard, CFA, Co-Head of Retail Fixed Income, Portfolio Manager, has been a member of the Henderson Target’s portfolio management team since inception in 2012.

•	John Pattullo, Co-Head of Retail Fixed Income, Portfolio Manager, has been a member of the Henderson Target’s portfolio management team since inception in 2012.

The Target Funds’ SAI, dated November 30, 2016, which is incorporated by reference herein, provides information about the compensation structure for each Target Fund’s investment personnel and other accounts they manage, as well as the range of their individual ownership of securities of the specific funds they manage and the aggregate range of their individual ownership in all mutual funds advised by the Henderson Adviser.

Acquiring Funds

The Janus Adviser will be the investment adviser to each Acquiring Fund. The Janus Adviser is located at 151 Detroit Street, Denver, Colorado 80206. The Henderson Sub-adviser will be the investment sub-adviser to each Acquiring Fund. The portfolio managers for each of the Target Funds listed above will be responsible for the day-to-day management of each corresponding Acquiring Fund’s investment portfolio subject to the general oversight of the Janus Adviser and the Board of Trustees of the Janus Trust.

The Janus Adviser and the Janus Trust have received an exemptive order from the SEC that permits Janus, subject to the approval of the Janus Trustees, to appoint and replace certain sub-advisers to manage all or a portion of its fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain sub-advisers without obtaining shareholder approval (a “manager-of-managers structure”). The sole initial shareholder of each Acquiring Fund has approved implementation of a manager-of-managers structure for the Acquiring Fund. The manager-of-managers structure applies to sub-advisers that are not affiliated with the Acquiring Fund or the Janus Adviser (“non-affiliated sub-advisers”), as well as any sub-adviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of the Janus Adviser or of another company that, indirectly or directly, wholly owns the Janus Adviser (collectively, “wholly-owned sub-advisers”).

Pursuant to the order, the Janus Adviser, with the approval of the Janus Board of Trustees, has the discretion to terminate any sub-adviser and allocate and, as appropriate, reallocate the Acquiring Fund’s assets among the Janus Adviser and any other non-affiliated sub-advisers or wholly-owned sub-advisers (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser). The Janus Adviser, subject to oversight of the Board of Trustees of the Janus Trust, has responsibility to oversee any sub-adviser to the Acquiring Funds and to recommend for approval by Board of Trustees of the Janus Trust, the hiring, termination, and replacement of a sub-adviser for the Acquiring Funds. The order also permits the Acquiring Funds to disclose sub-advisers’ fees only in the aggregate in the SAI. In the event that the Janus Adviser hires a new sub-adviser pursuant to the manager-of-managers structure, the Acquiring Fund would provide shareholders with information about the new sub-adviser and sub-advisory agreement within 90 days.

The Janus Adviser will furnish certain administration, compliance, and accounting services to the Acquiring Funds and will be reimbursed by each such Acquiring Fund for certain of its costs in providing those services (to the extent the Janus Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus and/or its affiliates may serve as officers of the Janus Trust. Janus provides office space for the Acquiring Funds. Some expenses related to compensation payable to the Janus Trust’s Chief Compliance Officer and compliance staff are shared with other Janus funds. The Janus funds also pay for some or all of the salaries, fees, and expenses of certain Janus employees and/or its affiliates and certain officers of the Janus Trust, with respect to certain specified administration functions they perform on behalf of the Janus funds. The Janus funds pay these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital will provide to the Acquiring Funds. These arrangements are anticipated to remain in place with respect to the Acquiring Funds following completion of the Mergers, except that shared expenses generally will be shared not only with other Janus funds but also with legacy Henderson funds.

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The SAI for this Joint Proxy Statement/Prospectus, which is incorporated by reference herein, provides information about the compensation structure for each Acquiring Fund’s investment personnel and the other accounts managed, as well as the range of their individual ownership of securities of the Acquiring Funds and the aggregate range of their individual ownership in all mutual funds advised by the Janus Adviser.

Management Fees and Expenses

Each Target Fund pays an investment advisory fee and incurs other expenses, including administrative services fees payable pursuant to a transfer agency agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. Each Target Fund’s advisory agreement details the investment advisory fee and other expenses that each Target Fund must pay.

Each Target Fund pays the Henderson Adviser a monthly management fee at an annual rate of the Target Fund’s average daily net assets as set forth in the table below. Each Acquiring Fund will pay the Janus Adviser an annual management fee at the same management fee rate as that paid by the corresponding Target Fund to the Henderson Adviser, including breakpoints. The Henderson Adviser pays the Henderson Sub-adviser a sub-advisory fee at the annual rate of 0.35% of the average daily net assets of each Target Fund. For each Acquiring Fund, the Janus Adviser will pay the Henderson Sub-adviser a sub-advisory fee at a rate equal to 50% of the advisory fee rate paid by that Acquiring Fund (net of fifty percent of any fee and expense waivers incurred by the Janus Adviser). This change in the fee structure for the Henderson Sub-adviser does not impact the fee your Fund pays to the Janus Adviser.

Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)	Post-Waiver Investment Advisory Fee Rate (%) (for the fiscal year ended July 31, 2016) (1)
Henderson International Opportunities Fund	First $2 billion	1.00	0.89
and Janus Henderson International Opportunities Fund	Next $1 billion	0.90
	Next $1 billion	0.80
	Next $1 billion	0.70
	Next $5 billion	0.60
	Above $10 billion	0.50
Henderson Global Equity Income Fund	First $1 billion	0.85	0.68
and Janus Henderson Global Equity Income Fund	Next $1 billion	0.65
	Above $2 billion	0.60
Henderson European Focus Fund	First $500 million	1.00	0.87
and Janus Henderson European Focus Fund	Next $1 billion	0.90
	Next $1 billion	0.85
	Above $2.5 billion	0.80
Henderson Strategic Income Fund	First $1 billion	0.55	0.55
and Janus Henderson Strategic Income Fund	Next $500 million	0.50
	Above $1.5 billion	0.45
Henderson All Asset Fund	All Asset Levels	0.40	0.32
and Janus Henderson All Asset Fund
Henderson International Long/Short Equity Fund	All Asset Levels	1.25	0.03
and Janus Henderson International Long/Short Equity Fund
Henderson Dividend & Income Builder Fund	First $1 billion	0.75	0.75
and Janus Henderson Dividend & Income Builder Fund	Next $1 billion	0.65
	Above $2 billion	0.55

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(1)	Reflects fee waivers agreed to by the Henderson Adviser for each Target Fund, and by the Janus Adviser for each Acquiring Fund, as described under “Expense Limitations” in this Joint Proxy Statement/Prospectus. Application of an expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus. The waiver is not reflected in the contractual fee rate shown.

Conflicts of Interest

The Janus Adviser, the Henderson Adviser, and the Henderson Sub-adviser each manage many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing a Fund’s cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. The Janus Adviser is the adviser to the Janus “funds of funds,” which are funds that invest primarily in other mutual funds managed by Janus. The Henderson Adviser is the adviser to the Henderson All Asset Fund, which invests in part in other Henderson Funds. Because the Janus Adviser and the Henderson Adviser are the advisers to the “funds of funds” and other funds, each is subject to certain potential conflicts of interest when allocating the assets of a “fund of funds” among its other funds. To the extent that an Acquiring Fund is an underlying fund in a “fund of funds,” a potential conflict of interest arises when allocating the assets of the “fund of funds” to that Fund. Purchases and redemptions of fund shares by a “fund of funds” due to reallocations or rebalancings may result in an Acquiring Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a “fund of funds” could cause actual expenses to increase, or could result in an Acquiring Fund’s current expenses being allocated over a smaller asset base, which may lead to an increase in the Acquiring Fund’s expense ratio. The impact of these transactions is likely to be greater when a “fund of funds” purchases, redeems, or owns a substantial portion of an Acquiring Fund’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in each Fund’s SAI, which is incorporated by reference herein.

Pricing of Fund Shares

The Funds calculate their respective NAV per share at the close of the regular trading session of the NYSE (normally 4:00 p.m. Eastern Time) each business day. For additional information about the Acquiring Funds’ calculation of NAV, please refer to Appendix C.

Purchase of Fund Shares

A detailed description of each Acquiring Fund’s policy with respect to purchases is available in Appendix C.

Redemption of Fund Shares

A detailed description of each Acquiring Fund’s policy with respect to redemptions is available in Appendix C.

Dividends and Distributions

A detailed description of each Acquiring Fund’s policy with respect to dividends and distributions is available in Appendix C.

Frequent Purchases and Redemptions

A detailed description of each Acquiring Fund’s policies with respect to frequent trading of Fund shares is available in Appendix C.

Distribution Arrangements

A detailed description of each Acquiring Fund’s distribution arrangements is available in Appendix C.

For a description of each Target Fund’s policies with respect to purchases, redemptions, dividends and distributions, frequent trading of Fund shares, tax consequences of buying, holding, exchanging and selling Fund shares, and distribution arrangements, refer to the respective Target Fund’s prospectus, each of which is incorporated by reference herein, and available upon request without charge.

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Tax Consequences

A detailed description of the U.S. federal income tax consequences of buying, holding, exchanging, and selling any of the Acquiring Funds’ shares is available in Appendix C.

Trustees and Officers

The following individuals comprise the Board of Trustees of the Janus Trust: Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart, and Linda S. Wolf. Each Janus Trustee is independent of the Janus Adviser, Janus Distributors LLC, and the Janus Trust. The officers of the Janus Trust are disclosed in the SAI related to this Joint Proxy Statement/Prospectus, which is incorporated herein by reference.

The following individuals comprise the Board of Trustees of the Henderson Trust: James W. Atkinson, Barbara L. Lamb, J. Marshall Peck, James G. O’Brien, Charles Thompson II, and Diane L. Wallace. James G. O’Brien and Charles Thompson II are interested persons as defined in Section 2(a)(19) of the 1940 Act. The Independent Trustees who will not join the board of the Janus Trust have agreed, for a one-year period, to serve in an advisory capacity to the Janus Trust Board. In recognition of that service, and in light of the savings to Henderson from the consolidation of fund operations, Henderson has agreed to pay each non-continuing Independent Trustee a one-time fee of $200,000. The officers of the Henderson Trust are disclosed in the Target Funds’ SAI which is incorporated herein by reference and has been filed with the SEC.

A proposal to elect one additional Trustee to serve on the Board of Trustees of the Janus Trust is currently being presented to shareholders of the Janus Trust for a vote. As a result, the individuals comprising the Board of Trustees of the Janus Trust may change.

Independent Registered Public Accounting Firm

[to be updated by amendment]

INFORMATION RELATING TO THE SHAREHOLDER MEETING

Quorum and Voting

Meeting. Shareholders of each class of shares issued by a Target Fund will vote together as a single class at the Meeting for each proposal submitted to the shareholders of such Target Fund. Each holder of a whole or fractional share shall be entitled to one vote for each whole share held and a fractional vote for each fractional share held in such shareholder’s name. One-third (33 1/3%) of the outstanding shares entitled to vote at the Meeting shall be a quorum for the transaction of business at the Meeting. Any lesser number is sufficient for postponements or adjournments. In the event that the necessary quorum to transact business or the vote required to approve a Merger is not obtained at the Meeting, the persons named as proxies may propose one or more postponements or adjournments of the Meeting with respect to a Target Fund, in accordance with applicable law, to permit further solicitation of proxies. Any such postponement or adjournment will require the affirmative vote of the holders of a majority of the shares of the respective Target Fund, present in person or by proxy at the Meeting. The persons named as proxies will vote the proxies, in accordance with applicable law, in favor of postponement or adjournment if they determine additional solicitation is warranted and in the interests of the respective Target Fund’s shareholders.

General. For each Target Fund, approval of the Plan will require the affirmative vote of a “majority of the outstanding voting securities” of each respective Target Fund within the meaning of the 1940 Act. This means the lesser of (1) 67% or more of the shares present at the applicable Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (2) more than 50% of the outstanding shares.

If you are not the owner of record, but your shares are instead held for your benefit by a financial intermediary such as a retirement plan service provider, broker-dealer, bank trust department, insurance company, or other financial intermediary, that financial intermediary may request that you instruct it how to vote the shares you beneficially own. Your financial intermediary will provide you with additional information.

“Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the broker or nominee, but are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Under applicable law with respect to each of the Target Funds, abstentions and broker non-votes are counted as shares eligible to vote at the Meeting for purposes of determining whether a quorum is present, but do not represent votes cast in favor of a postponement, an adjournment, or a proposal. Accordingly, with

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respect to each of the Target Funds, assuming the presence of a quorum, abstentions and broker non-votes will have the same effect as a vote against the Plan.

Share Ownership

The following table shows, as of the Record Date, the number of outstanding shares and net assets of each class of each Target Fund.

Fund	Total Number of Shares Outstanding	Net Assets
Henderson International Opportunities Fund
Class A Shares		$
Class C Shares		$
Class I Shares		$
Class R6 Shares		$
Class R Shares		$
Class IF Shares		$
Total		$

Henderson Global Equity Income Fund
Class A Shares		$
Class C Shares		$
Class I Shares		$
Class R6 Shares		$
Total		$

Henderson European Focus Fund
Class A Shares		$
Class C Shares		$
Class I Shares		$
Class R6 Shares		$
Total		$

Henderson Strategic Income Fund
Class A Shares		$
Class C Shares		$
Class I Shares		$
Class R6 Shares		$
Total		$

Henderson All Asset Fund
Class A Shares		$
Class C Shares		$
Class I Shares		$
Class R6 Shares		$
Total		$

Henderson International Long/Short Equity Fund
Class A Shares		$
Class C Shares		$
Class I Shares		$
Class R6 Shares		$
Total		$

Henderson Dividend & Income Builder Fund
Class A Shares		$
Class C Shares		$
Class I Shares		$
Class R6 Shares		$
Total		$

As of             , 2017, the officers and Trustees of each Target Fund as a group owned less than 1% of the outstanding Shares of any class of a Target Fund. As of             , 2017, the percentage ownership of any person or entity owning 5% or more of the outstanding Shares of any class of any of a Target Fund is listed below. Any person or entity that beneficially owns, directly or

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through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company under the 1940 Act. Accordingly, to the extent that a person or entity is identified as the beneficial owner of more than 25% of the voting securities of a Target Fund, or is identified as the record owner of more than 25% of a Target Fund and has voting and/or investment powers, that person or entity may be presumed to control such Target Fund. A controlling shareholder’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Target Fund shareholders. In addition, a large redemption by a controlling shareholder could significantly reduce the asset size of a Target Fund, which may adversely affect the Target Fund’s investment flexibility, portfolio diversification, and expense ratio.

To the best knowledge of each of the Target Funds, as of             , 2017, no other person or entity owned beneficially 5% or more (or beneficially owned more than 25%) of the outstanding shares of any class of any of the Target Funds, except as shown. To the extent that Henderson, an affiliate, or an individual, such as one or more of a Target Fund’s investment personnel, owns a significant portion of the shares of any class of a Target Fund or a Target Fund as a whole, the redemption of those shares may have an adverse effect on the respective Target Fund, a share class, and/or its shareholders. In addition, to the extent Henderson or an affiliate own a significant portion of a Target Fund, their vote may influence the outcome of the shareholder vote. Henderson may consider the effect of redemptions on such Target Fund and its other shareholders in deciding whether to redeem its shares, if any. In certain circumstances, ownership by Henderson may not represent beneficial ownership. To the best knowledge of each Target Fund, entities other than Henderson shown as owning more than 25% of the outstanding shares of a class of a Target Fund are not the beneficial owners of such shares, unless otherwise indicated.

Name of Fund and Class	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
[to be updated]

Solicitation of Proxies

Janus and Henderson will pay the fees and expenses related to the Mergers, including the costs associated with the drafting, printing, and mailing of this Joint Proxy Statement/Prospectus, the solicitation of proxies, and the Meeting. In addition to solicitation of proxies by mail, certain officers and representatives of the Target Funds and the Acquiring Funds, certain officers and employees of Janus, Henderson or their affiliates, certain financial services firms and their representatives, without extra compensation, or a solicitor, may solicit proxies personally, by telephone, U.S. Mail, facsimile, verbal, internet, or email communications.

Henderson has engaged Computershare, a professional proxy solicitation firm, to assist in the solicitation of proxies, at an estimated cost of $558,090.58 plus any out-of-pocket expenses. Such expenses will be paid by Henderson. Among other things, Computershare will be (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Brokers, banks, and other fiduciaries may be required to forward soliciting material to their principals on behalf of a Target Fund and to request authorization for the execution of proxies. To the extent a Target Fund would have directly borne the expenses for those services, Henderson will reimburse these intermediaries for their expenses.

As the date of the Meeting approaches, certain shareholders whose votes have not been received may receive telephone calls from a representative of the respective Target Fund’s proxy solicitor. Authorization to permit the proxy solicitor to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of a Target Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. Henderson believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the proxy solicitor representative is required to ask for each shareholder’s full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and to confirm that the shareholder has received the Joint Proxy Statement/Prospectus and proxy card(s) in the mail. If the information solicited agrees with the information provided to the proxy solicitor, then the solicitor’s representative has the responsibility to explain the process, and ask for the shareholder’s instructions on the proposal. Although the proxy solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote. The proxy solicitor representative may read the recommendation set forth in this Joint Proxy Statement/Prospectus. The proxy solicitor representative will record the shareholder’s instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call 1-866-880-8631 immediately if his or her instructions are not accurately reflected in the confirmation.

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Telephone Touch-Tone Voting. Shareholders may provide their voting instructions through telephone touch-tone voting by following the instructions on the enclosed proxy card(s). Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

Internet Voting. Shareholders may provide their voting instructions through Internet voting by following the instructions on the enclosed proxy card(s). Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet voting session, will, upon request, receive an e-mail confirming their voting instructions. If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card(s) originally sent with the Joint Proxy Statement/Prospectus in the postage paid envelope provided, or attend the Meeting in person. Shareholders requiring additional information regarding the proxy or replacement proxy card(s), may contact Computershare at 866-880-8631. Any proxy given by a shareholder is revocable until voted at the Meeting.

Revoking a Proxy. Any shareholder submitting a proxy has the power to revoke it at any time before it is exercised by submitting a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. Shareholders of any of the Target Funds should submit any written notice of revocation to the Henderson Trust at 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611, Attn: Secretary. All properly executed and unrevoked proxies received in time for the respective Meeting will be voted as specified in the proxy, or, if no specification is made, will be voted FOR the applicable Merger described in this Joint Proxy Statement/Prospectus.

Shareholder Proposals for Subsequent Meetings

None of the Target Funds is required, nor do they intend, to hold annual shareholder meetings. Shareholder meetings may be called from time to time as described in the governing documents of the Henderson Trust. Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of a Target Fund’s shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Target Fund’s securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Target Fund of any such proposal. Under those rules, a proposal must have been submitted within a reasonable time before the Target Fund began to print and mail this Joint Proxy Statement/Prospectus in order to be included in this Joint Proxy Statement/Prospectus. A proposal submitted for inclusion in a Target Fund’s proxy material for the next special meeting after the meeting to which this Joint Proxy Statement/Prospectus relates must be received by the Target Fund within a reasonable time before the Target Fund begins to print and mail the proxy materials for that meeting.

Shareholders of any Target Fund wishing to submit a proposal for inclusion in a proxy statement subsequent to the Meeting, if any, should send their written proposal to the Henderson Trust at 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611, Attn: Secretary within a reasonable time before the respective Target Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Target Funds began to mail this Joint Proxy Statement/Prospectus. The timely submission of a proposal does not guarantee its inclusion in the proxy materials.

Other Matters to Come Before the Meeting

The Board of Trustees of the Henderson Trust is not aware of any matter that will be presented for action at the Meeting other than the matters described in this Joint Proxy Statement/Prospectus. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters in accordance with their best judgment in the interests of the applicable Target Fund.

Copies of Fund Information

To avoid sending duplicate copies of materials to certain households, each Target Fund may mail only one copy of each report or this Joint Proxy Statement/Prospectus to shareholders having the same last name and address on the applicable Fund’s records. The consolidation of these mailings benefits the Funds through reduced mailing expenses.

Please complete, sign, date, and return the enclosed proxy card(s) or vote by telephone or Internet promptly. No postage is required if you mail your proxy card(s) in the United States.

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this             day of             , 201_, by and between Janus Investment Fund, a Massachusetts business trust (the “Janus Trust”), on behalf of             , a series of the Janus Trust (the “Acquiring Fund”), and Henderson Global Funds, a Delaware statutory trust (the “Henderson Trust”), on behalf of             , a series of the Henderson Trust (the “Target Fund”). Each of Janus Capital Management LLC (“JCM”) and Henderson Global Investors (North America) Inc. (“HGINA”) joins this Agreement solely for the purpose of agreeing to be bound by Paragraph 5.

Except as otherwise specifically noted, all references in this Agreement to action taken by the Target Fund shall be deemed to refer to action taken by the Henderson Trust on behalf of the Target Fund, and all references in this Agreement to action taken by the Acquiring Fund shall be deemed to refer to action taken by the Janus Trust on behalf of the Acquiring Fund.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer by the Target Fund of all of its assets to the Acquiring Fund, in exchange solely for Class A, C, I and N voting shares of beneficial interest in the Acquiring Fund (the “Acquiring Fund Shares”) having an aggregate net asset value equal to the aggregate net asset value of the same class of shares of the Target Fund (except that (i) Class N Acquiring Fund Shares shall be delivered to the Target Fund having an aggregate net asset value equal to the value of the aggregate net assets of Class R6 Shares of the Target Fund[, and (ii) Class I Acquiring Fund Shares shall be delivered to the Target Fund having an aggregate net asset value equal to the value of the aggregate net assets of Class IF Shares of the Target Fund]), the assumption by the Acquiring Fund of all the liabilities of the Target Fund, and the distribution of the Class A, C, I and N Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation of the Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS the Henderson Trust and the Janus Trust are each an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Board of Trustees of the Janus Trust, including a majority of the Trustees of the Janus Trust who are not “interested persons” (as defined in the 1940 Act) of the Target Fund or the Acquiring Fund, has determined that it is in the best interest of the Acquiring Fund that the assets of the Target Fund be acquired by the Acquiring Fund and the liabilities of the Target Fund be assumed by the Acquiring Fund in exchange for A, C, I and N Acquiring Fund Shares pursuant to this Agreement, and that the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board of Trustees of the Henderson Trust, including a majority of the Trustees of the Janus Trust who are not “interested persons” (as defined in the 1940 Act) of the Target Fund or the Acquiring Fund, has determined that it is in the best interest of the Target Fund that the assets of the Target Fund be acquired by the Acquiring Fund and the liabilities of the Target Fund be assumed by the Acquiring Fund in exchange for Class A, C, I and N Acquiring Fund Shares, pursuant to this Agreement, and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Reorganization;

WHEREAS, as soon as practicable after the Closing of the Reorganization, Class A, C, I and N Acquiring Fund Shares received by shareholders who were direct shareholders of the Target Fund, will be automatically exchanged for Class D Shares of the Acquiring Fund having an equal aggregate net asset value to the shares so exchanged;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.    PLAN OF REORGANIZATION

1.1    Subject to the requisite approval of the Target Fund’s shareholders and the other terms and conditions herein set forth, and on the basis of the representations and warranties contained herein, (i) the Henderson Trust shall transfer all of the Assets (as defined below) of the Target Fund, as set forth in paragraph 1.2, to the Acquiring Fund, (ii) the Janus Trust shall cause the Acquiring Fund to deliver to the Henderson Trust full and fractional (rounded to the fourth decimal place) Class A, C, I and N Acquiring Fund Shares having an aggregate net asset value equal to the value of the aggregate net assets of the same class of shares of the Target Fund (except that (a) Class N Acquiring Fund Shares shall be delivered to the Target Fund having an aggregate net asset value equal to the value of the aggregate net assets of Class R6 Shares of the Target Fund[, and (b) Class I Acquiring Fund Shares shall be delivered to the Target Fund having an aggregate net asset value equal to the value of the aggregate net assets of Class IF Shares of the Target Fund]), as of the close of regular session trading on the New York Stock Exchange (the “Valuation Time”) on the Closing Date, as set forth in paragraph 2.1 (the “Closing Date”) and (iii) the Janus Trust shall cause the Acquiring Fund to assume all Liabilities (as defined below) of the Target Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the “Closing”). The aggregate number of shares of the Acquiring Fund to be issued and delivered to the Target Fund shall be determined as set forth in Section 2.7.

1.2    The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities, interest in futures and other financial instruments, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), dividends, interest or other receivables that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date (“collectively, the “Assets”).

1.3    To the extent consistent with the Target Fund’s investment objective and policies, the Target Fund will use its reasonable best efforts to discharge all of its known liabilities and obligations prior to the Valuation Time. The Acquiring Fund will assume all of the liabilities, expenses, costs, charges, debts, obligations, duties and reserves of the Target Fund of any kind, whether absolute, accrued, contingent, known or unknown, or otherwise in existence on the Closing Date; provided, however, the Acquiring Fund shall not assume (i) any obligation arising from the termination of the agreements set forth in Schedule 4.2(iv) or (ii) any obligations of the Target Fund under this Agreement, including indemnification obligations. (collectively the “Liabilities”).

1.4    The Target Fund will distribute in liquidation of the Target Fund pro rata to its shareholders of record of the applicable classes, determined as of immediately after the close of business on the Closing Date (the “Current Shareholders”), the Class A, C, I and N Acquiring Fund Shares received by the Henderson Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the Class A, C, I and N Acquiring Fund Shares then credited to the accounts of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Current Shareholders and representing the respective pro rata number of the corresponding class of Acquiring Fund Shares due to such shareholders (provided that (i) holders of Class R6 Shares of the Target Fund shall be credited Class N Acquiring Fund Shares[, and (ii) holders of Class IF Shares of the Target Fund shall be credited Class I Acquiring Fund Shares]). All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing the Class A, C, I and N (and Class D Shares when issued) Acquiring Fund Shares in connection with such exchange. Ownership of Class A, C, I and N (and Class D Shares when issued) Acquiring Fund Shares will be shown on the books of the Janus Trust’s transfer agent. As soon as reasonably practicable after the Closing, the Henderson Trust shall take all steps necessary to effect a complete liquidation of the Target Fund in accordance with its governing instruments and applicable law, and the Target Fund shall not conduct any business after the Closing Date, except as contemplated herein.

1.5    To the extent consistent with the Target Fund’s investment objective and policies, the Target Fund agrees to use reasonable best efforts to dispose of certain assets prior to the Closing as requested by the Acquiring Fund to the extent necessary to ensure that the combined portfolio following the Closing meets the investment objective, policies and restrictions of the Acquiring Fund. Notwithstanding the foregoing, nothing herein shall permit or require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board of the Henderson Trust or the investment adviser to the Target Fund, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in Section 368(a) of the Code or would adversely affect the Target Fund’s status as a “regulated investment company” under the Code, or would not be in the best interest of the Target Fund’s shareholders.

1.6    Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Target Fund Shares on the books and records of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7    No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged by the Target Fund or the Acquiring Fund as a result of, or in connection with, the Reorganization.

2. CLOSING	AND CLOSING DATE

2.1    The Closing Date shall be             , 2017, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of JCM, 151 Detroit Street, Denver, Colorado 80206-4805, or at such other time and/or place, or by such other means of communication, as the parties may agree.

2.2    In the event that on the Closing Date or the Valuation Time (i) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereon shall be restricted or (ii) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Janus Trust or the Henderson Trust or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of a Acquiring Fund or a Target Fund is impracticable, the Closing Date shall be postponed until at least the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

2.3    The Henderson Trust shall cause Boston Financial Data Services, transfer agent of the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number, class, dividend reinvestment election, tax withholding status and percentage ownership of outstanding shares of the Target Fund owned by each such shareholder immediately prior to the Closing. The Janus Trust shall issue and deliver or cause Janus Services LLC, the transfer agent to the Acquiring Fund, to issue and deliver a confirmation evidencing the Class A, C, I and N Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Henderson Trust or provide evidence satisfactory to the Henderson Trust that such Class A, C, I and N Acquiring Fund Shares have been credited to the account of the Current Shareholders on the books of the Acquiring Fund.

2.4    The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer identifying all of the Target Fund’s portfolio securities, investments, cash, and any other Assets as of the Valuation Time and stating that the Target Fund’s portfolio securities, investments, cash, and any other Assets shall have been delivered in proper form to constitute good delivery thereof to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date. The Acquiring Fund shall cause its custodian to deliver to the Target Fund at the Closing, a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Target Fund’s portfolio securities, cash and other Assets on the Closing Date.

2.5    At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

2.6    The net asset value per share of the Acquiring Fund Shares to be delivered to the Target Fund, the value of the Assets of the Target Fund transferred hereunder and the value of the Liabilities of the Target Fund to be assumed hereunder shall, in each case, be determined as of the Valuation Time. Such valuations and determinations shall be made by the Acquiring Fund, in cooperation with the Target Fund, in accordance with the Acquiring Fund’s valuation procedures established by the Board of Trustees of the Janus Trust, which shall be provided to the Target Fund prior to the Valuation Time, and shall be confirmed in writing to the Target Fund. All computations of value shall be subject to review by the Target Fund and, if requested by either the Henderson Trust or the Janus Trust, by the independent registered public accountant of the requesting party.

2.7    The number of Acquiring Fund Shares of each class to be issued (including fractional shares to the third decimal place) shall be determined by dividing the value of the (i) Assets with respect to the corresponding class of the Target Fund, net of the Liabilities of the Target Fund with respect to the corresponding class of the Target Fund (each calculated as of the Valuation Time in accordance with Section 2.6), by (ii) the net asset value per share of the applicable class of the Acquiring Fund as of the Valuation Time.

2.8    The net asset value per share of each class of the Acquiring Fund shares issued in connection with the Reorganization shall be the net asset value per share of the corresponding class of the Target Fund as of the Valuation Time, determined as set forth in Section 2.6 above, provided that, if more than one class of shares of the Target Fund is being exchanged for a single class of shares of the Acquiring Fund, then the net asset value per share of such class of shares of the Acquiring Fund issued in connection with the Reorganization shall be the net asset value per share of the corresponding class of the Target Fund having attributes most consistent with the Acquiring Fund share class, as determined by the Acquiring Fund, or the net asset value of such other class of shares of the Acquiring Fund as the parties may mutually agree.

2.9    The Target Fund shall be the accounting and performance survivor in the Reorganization, with the result that the Acquiring Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Target Fund.

3.    REPRESENTATIONS AND WARRANTIES

3.1    The Henderson Trust, on behalf of the Target Fund, hereby represents and warrants to the Acquiring Fund as follows:

(i) the Henderson Trust is duly organized and existing under its Declaration of Trust (the “Henderson Declaration of Trust”) and the laws of the State of Delaware as a statutory trust; the Target Fund is a series of the Henderson Trust duly designated in accordance with the Henderson Declaration of Trust; and the Henderson Trust has power under the Henderson Declaration of Trust to own, on behalf of the Target Fund, all of its property and assets;

(ii) the Henderson Trust is registered under the 1940 Act as an open-end management investment company and its shares are registered for public sale under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect; the Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(iii) the current prospectus and statement of additional information of the Target Fund and each prospectus and statement of additional information that the Target Fund used at all times prior to the date of this Agreement (a) conforms or conformed, as applicable, at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and (b) do or did not, as applicable, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(iv) the Henderson Trust has full power and authority on behalf of the Target Fund to conduct the Target Fund’s business as it is now being conducted and to own the properties and assets the Target Fund now owns and to execute, deliver and carry out the terms of this Agreement on behalf of the Target Fund;

(v) the execution and delivery of this Agreement by the Henderson Trust on behalf of the Target Fund and the consummation of the transactions contemplated hereby are duly authorized by the Board of Trustees of the Henderson Trust and no other proceedings on the part of the Henderson Trust or the shareholders of the Target Fund (other than as contemplated in paragraph 6.2(i)) are necessary to authorize this Agreement and the transactions contemplated hereby;

(vi) this Agreement has been duly executed by the Henderson Trust on behalf of the Target Fund and, subject to the due authorization, execution and delivery of this Agreement by the other party(ies) hereto, constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws relating to or affecting creditors’ rights generally, and general equitable principles;

(vii) neither the execution and delivery of this Agreement by the Henderson Trust on behalf of the Target Fund, nor the consummation by the Henderson Trust on behalf of the Target Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Henderson Declaration of Trust or the Bylaws of the Henderson Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Henderson Trust is a party or by which the Henderson Trust or any of its assets is subject or bound;

(viii) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary (other than as contemplated in paragraph 6.2(i)) for the execution and delivery of this Agreement by the Henderson Trust on behalf of the Target Fund or the consummation of any transactions contemplated hereby by the Henderson Trust, other than as shall be obtained at or prior to the Closing;

(ix) all of the issued and outstanding shares of the Target Fund are, and at the Closing Date will be duly and validly issued by the Henderson Trust and outstanding and fully paid and non-assessable, and have been offered for sale in conformity in all material respects with all applicable federal and state securities laws; all of the issued and outstanding shares of the Target Fund will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to the Acquiring Fund in accordance with this Agreement;

(x) the statement of assets and liabilities and the portfolio of investments and the related statements of operations and change in net assets of the Target Fund, audited as of and for the fiscal year ended July 31, 2016, true and complete copies of which have been heretofore furnished to the Acquiring Fund, fairly represent in all material respects the financial condition and the results of operations of the Target Fund as of an for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved;

(xi) the Target Fund shall furnish to the Acquiring Fund (a) an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Target Fund for the fiscal period ended January 31, 2017; and (b) an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly in all material respects the financial position and portfolio of investments and the results of the Target Fund’s operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Target Fund as complying with the requirements hereof;

(xii) since the date of the statements delivered in 3.1(x) and 3.1(xi) when available, except as disclosed in writing to the Acquiring Fund, there has not been any change in the financial condition, properties, assets, liabilities or business of the Target Fund that would have a material adverse effect on the Target Fund or its properties or assets other than changes occurring in the ordinary course of business. For purposes of this paragraph 3.1(xii), a decline in the net asset value of the Target Fund shall not constitute a material adverse change;

(xiii) there are, and as of the Closing Date will be, no known contingent liabilities of the Target Fund not disclosed in the financial statements delivered pursuant to paragraphs 3.1(x) and 3.1(xi) which would materially affect the Target Fund’s financial condition;

(xiv) except as otherwise disclosed in writing to and accepted by the Acquiring Fund, there are no legal, administrative, or other proceedings or investigations of, or before any court or governmental body, presently pending, or to the knowledge of the Target Fund, threatened against the Target Fund, which, if adversely determined, would be expected to have a material adverse effect the Target Fund’s financial condition or the conduct of the Target Fund’s business; the Target Fund, without any special investigation or inquiry, knows of no facts which might form the basis for the institution of such proceedings or which would affect the Target Fund’s ability to consummate the transactions contemplated herein;

(xv) as of the date of this Agreement or within a certain time thereafter as mutually agreed by the parties, the Target Fund has provided or will provide the Acquiring Fund with all information relating to the Target Fund reasonably necessary for the preparation of the registration statement filed by the Janus Trust on Form N-14, which includes the proxy statement of the Target Fund with respect to the Reorganization, including any statement of additional information incorporated therein (the “Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “N-14 Registration Statement”), in compliance in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act and the rules and regulations thereunder in connection with the meeting of shareholders of the Target Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the N-14 Registration Statement, the date of the Proxy Statement/Prospectus, the date the Proxy Statement/Prospectus is first mailed to shareholders of the Target Fund, the date of the meeting of shareholders of the Target Fund and the Closing Date, such information provided by the Target Fund will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that no representation or warranty is made with respect to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished or should have been furnished by or on behalf of the Janus Trust or the Acquiring Fund for use therein;

(xvi) on the Closing Date, the Target Fund will have good and marketable title to the transferred Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of and payment for such Assets, the Acquiring Fund will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities other than a lien for taxes not yet due and payable;

(xvii) on the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof;

(xviii) for each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund: (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending on the Closing Date), for taxation as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (as such terms are defined in the Code) in each case that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the short taxable year ending on the Closing Date), treated as a separate corporation for U.S. federal income tax purposes;

(xix) the Target Fund is in material compliance with the conditions set forth in all exemptive orders, if any, granted by the Securities and Exchange Commission (the “Commission”) that are currently relied upon by the Target Fund;

(xx) the Target Fund has maintained, or caused to be maintained on its behalf, in all material respects, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder;

(xxi) the books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund;

(xxii) the Henderson Trust is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(xxiii) except as otherwise disclosed in writing to the Acquiring Fund, the Target Fund is in compliance in all material respects with the Internal Revenue Code (the “Code”) and applicable regulations promulgated under the Code pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties with respect to such reporting and withholding requirements;

(xxiv) the Target Fund has not been granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made;

(xxv) the Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder;

(xxvi) except as otherwise disclosed to the Acquiring Fund, the Target Fund has not previously been a party to a transaction that qualified as reorganization under Section 368(a) of the Code;

(xxvii) the Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in (xxiii) through (xxvii) above;

(xxviii) the Target Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by its investment adviser or its affiliates;

(xxix) there are no material contracts outstanding to which the Target Fund is a party, other than as disclosed on Schedule 4.2(iv) and there are no such contract or commitments that will be terminated with any liability to the Target Fund at or prior to the Closing;

(xxx) the Henderson Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Target Fund; and

(xxxi) the Henderson Trust and the Target Fund have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder.

3.2    The Janus Trust, on behalf of the Acquiring Fund, hereby represents and warrants to the Target Fund as follows:

(i) the Janus Trust is duly organized and existing under its Amended and Restated Declaration of Trust of the Janus Trust (the “Janus Declaration of Trust”) and the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust;” the Acquiring Fund is a series of the Janus Trust; and the Janus Trust has with power under the Janus Declaration of Trust to own, on behalf of the Acquiring Fund, all of its property and assets;

(ii) the Janus Trust is registered under the 1940 Act as an open-end management investment company and its shares are registered for public sale under the 1933 Act and such registrations have not been revoked or rescinded and are in full force and effect; the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to its activities;

(iii) the Janus Trust’s registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein will comply as to form in all material respects with the requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and on the Closing Date will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to statements in or omissions from the such registration statement, prospectus and statement of additional information made in reliance upon and in conformity with information that was furnished or should have been furnished by or on behalf of the Henderson Trust or the Target Fund for use therein

(iv) the Janus Trust has full power and authority on behalf of the Target Fund to conduct the Target Fund’s business as it is now being conducted and to own the properties and assets the Target Fund now owns and to execute, deliver and carry out the terms of this Agreement on behalf of the Acquiring Fund;

(v) the execution and delivery of this Agreement on behalf of the Acquiring Fund and the consummation of the transactions contemplated hereby are duly authorized by the Board of Trustees of the Janus Trust and no other proceedings on the part of the Janus Trust or the shareholders of the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

(vi) this Agreement has been duly executed by the Janus Trust on behalf of the Acquiring Fund and, subject to the due authorization, execution and delivery of this Agreement by the other party(ies) hereto, constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws relating to or affecting creditors’ rights generally, and general equitable principles;

(vii) neither the execution and delivery of this Agreement by the Janus Trust on behalf of the Acquiring Fund, nor the consummation by the Janus Trust on behalf of the Acquiring Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Janus Declaration of Trust or the Bylaws of the Janus Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Janus Trust is a party or by which the Janus Trust or any of its assets is subject or bound;

(viii) the net asset value per share of a Class A, C, I and N Acquiring Fund Share as of the Valuation Time reflects all liabilities of the Acquiring Fund as of that time and date;

(ix) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Janus Trust on behalf of the Acquiring Fund or the consummation of any transactions contemplated hereby by the Janus Trust, other than as shall be obtained at or prior to the Closing;

(x) all of the issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued by the Janus Trust and outstanding and fully paid and non-assessable, and have been offered for sale in conformity in all material respects with all applicable registration requirements of federal and state securities laws;

(xi) except as otherwise disclosed in writing to and accepted by the Target Fund, there are no legal, administrative, or other proceedings or investigations of, or before any court or governmental body, presently pending, or to the knowledge of the Acquiring Fund, threatened against the Acquiring Fund, which, if adversely determined, would be expected to have a material adverse effect on the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business; the Acquiring Fund, without any special investigation or inquiry, knows of no facts which might form the basis for the institution of such proceedings or which would affect the Acquiring Fund’s ability to consummate the transactions contemplated herein;

(xii) the N-14 Registration Statement, on its effective date, at the time of the meeting of shareholders of the Target Fund called to vote on the Reorganization and on the Closing Date, (a) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (b) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that no representation or warranty is made with respect to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by or on behalf of the Henderson Trust or the Target Fund for use therein;

(xiii) the Proxy Statement/Prospectus, as of its date, the date the Proxy Statement/Prospectus is first mailed to shareholders of the Target Fund and at the time of the meeting of shareholders of the Target Fund called to vote on the Reorganization, did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided, however, that no representation or warranty is made with respect to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished or should have been furnished by or on behalf of the Henderson Trust or the Target Fund for use therein;

(xiv) the Acquiring Fund Shares to be issued pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable, except as provided in the Janus Declaration of Trust or applicable law, and no Acquiring Fund Shareholder will have any preemptive right of subscription or purchase in respect thereof;

(xv) on the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof;

(xvi) for each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund: (i) has elected or will elect to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify for taxation as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for U.S. federal income tax purposes;

(xvii) the Acquiring Fund is in material compliance with the conditions set forth in all exemptive orders, if any, granted by the Commission that are currently relied upon by the Acquiring Fund;

(xviii) the Acquiring Fund has maintained, or caused to be maintained on its behalf, in all material respects, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder;

(xix) the books and records of the Acquiring Fund made available to the Target Fund and/or its counsel are substantially true and correct; and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund;

(xx) the Janus Trust is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(xxi) except as otherwise disclosed in writing to the Target Fund, the Acquiring Fund is in compliance in all material respects with the Code and applicable regulations promulgated under the Code pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties with respect to such reporting and withholding requirements;

(xxii) the Acquiring Fund has not been granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made;

(xxiii) the Acquiring Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder;

(xxiv) except as otherwise disclosed to the Target Fund, the Acquiring Fund has not previously been a party to a transaction that qualified as reorganization under Section 368(a) of the Code;

(xxv) the Acquiring Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in (xxiii) through (xxvii) above;

(xxvi) the Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by its investment adviser or its affiliates;

(xxvii) there are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the Janus Trust’s registration statement on Form N-1A or in the N-14 Registration Statement;

(xxviii) the Janus Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquiring Fund;

(xxix) the Janus Trust and the Acquiring Fund have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;

(xxx) the copy of the Janus Trust’s valuation procedures that the Janus Trust has provided to the Henderson Trust is accurate and complete statement of such procedures as of the date that such copy was so provided; and

(xxxi) the Acquiring Fund was formed for the purpose of effecting the transactions contemplated by this Agreement and has no assets or liabilities (other than its rights and obligations under this Agreement and a de minimis amount of assets, if any, held to facilitate the organization of the Acquiring Fund); prior to the Closing Date, the Acquiring Fund shall not have commenced investment operations and there will be no issued and outstanding shares in the Acquiring Fund, except shares issued by the Acquiring Fund to an initial sole shareholder for the purpose of enabling the sole shareholder to take certain organizational actions as are required to be taken by shareholders under the 1940 Act.

4.    CONDITIONS PRECEDENT

4.1    Except to the extent waived in writing by the Henderson Trust, the obligations of the Henderson Trust on behalf of the Target Fund to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

(i) Class A, C, I, N and D Acquiring Fund Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

(ii) All representations and warranties of the Janus Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if then made;

(iii) The Henderson Trust on behalf of the Target Fund shall have received a certificate of an officer of the Janus Trust on behalf of the Acquiring Fund in form and substance reasonably satisfactory to the Henderson Trust and dated as of the Closing Date, certifying that the representations and warranties of or with respect to the Janus Trust and the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Henderson Trust shall reasonably request;

(iv) The Janus Trust and the Acquiring Fund shall have performed all obligations required to be performed by the Janus Trust or the Acquiring Fund under this Agreement at or prior to the Closing Date;

(v) The Janus Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Henderson Trust, on behalf of the Target Fund, an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Target Fund existing at the Closing Date in connection with the transactions contemplated by this Agreement; and

(vi) The Henderson Trust shall have received the opinion or letter of Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), dated as of the Closing Date, addressed to the Henderson Trust and the Target Fund substantially in the form and to the effect that:

(1) the Janus Trust is validly existing in good standing under the laws of the Commonwealth of Massachusetts;

(2) the Janus Trust has the power and authority to execute and deliver the Agreement and to consummate the transactions contemplated thereby

(3) the Agreement has been duly authorized, executed and delivered by the Janus Trust;

(4) the Agreement constitutes the valid and binding obligation of the Janus Trust, enforceable against the Janus Trust in accordance with its terms under the laws of the Commonwealth of Massachusetts, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, preference and other similar laws affecting creditors’ rights generally, and by general principles of equity (regardless of whether enforcement is sought in equity or at law);

(5) neither the execution and delivery by the Janus Trust of the Agreement nor the performance by the Janus Trust of its obligations under the Agreement: (a) conflicts with the governing documents of the Janus Trust; (b) constitutes a violation of, or a default under, any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquiring Fund; (c) contravenes any material judgement, order or decree of courts of other governmental authorities or arbitrators that are material to the business or financial condition of the Acquiring Fund; or (d) violates the 1940 Act or any law, rule or regulation of the Commonwealth of Massachusetts;

(6) neither the execution and delivery by the Janus Trust of the Agreement nor the performance by the Janus Trust of its obligations under the Agreement requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under the 1940 Act or any law, rule or regulation of the Commonwealth of Massachusetts, except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made; and

(7) when the Acquiring Fund Shares have been duly issued and delivered to the Target Fund for distribution to the shareholders of the Target Fund in exchange for the Acquiring Fund’s acquisition of all of the Target Fund’s assets and assumption of all of the Target Fund’s liabilities, in accordance with the terms of the Agreement, and entered into the share record books of the Acquiring Fund, the issuance of the Acquiring Fund Shares will have been duly authorized by all requisite action on the part of the Janus Trust and the Acquiring Fund Shares will be validly issued, fully paid and, subject to the following, non-assessable. Pursuant to certain decisions of the Supreme Judicial Court of The Commonwealth of Massachusetts, shareholders of a Massachusetts business trust may, in certain circumstances, be held personally liable as partners for the obligations of a Massachusetts business trust. Even if the Janus Trust were held to be a partnership, however, the possibility of the holders of Acquiring Fund Shares incurring personal liability for financial losses of the Acquiring Fund appears remote because the Janus Declaration of Trust disclaims shareholder liability for acts or obligations of the Acquiring Fund and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Acquiring Fund or the Trustees. The Janus Declaration of Trust also provides for indemnification from the assets of the Acquiring Fund for all losses and expenses of any Acquiring Fund shareholder held liable for the obligations of the Acquiring Fund;

(8) the Janus Trust is registered with the Commission pursuant to Section 8 of the 1940 Act as an open-end management investment company; and

4.2    Except to the extent waived in writing by the Janus Trust, the obligations of the Janus Trust on behalf of the Acquiring Fund to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

(i) All representations and warranties of the Henderson Trust on behalf of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if then made,

(ii) The Janus Trust on behalf of the Acquiring Fund shall have received a certificate of an officer of the Henderson Trust on behalf of the Target Fund in form and substance reasonably satisfactory to the Janus Trust and dated as of the Closing Date, certifying that the representations and warranties of or with respect to the Henderson Trust and the Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Janus Trust shall reasonably request;

(iii) The Henderson Trust shall have performed all obligations required to be performed by it under this Agreement at or prior to the Closing Date;

(iv) The Target Fund’s agreements with each of the parties set forth on Schedule 4.2(iv) hereto shall have been terminated as of the Closing with respect to the Target Fund, and each party to this Agreement shall have received evidence of such termination and assurance that no claims for damages (liquidated or otherwise) will arise as a result of such termination.

(v) The Janus Trust shall have received the opinion of Vedder Price P.C., dated as of the Closing Date, addressed to the Janus Trust and the Acquiring Fund substantially in the form and to the effect that:

(1) the Henderson Trust is validly existing in good standing under the laws of the State of Delaware;

(2) the Henderson Trust has the power and authority to execute and deliver the Agreement and to consummate the transactions contemplated thereby

(3) the Agreement has been duly authorized, executed and delivered by the Henderson Trust;

(4) the Agreement constitutes the valid and binding obligation of the Henderson Trust, enforceable against the Henderson Trust in accordance with its terms under the laws of the State of Delaware, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, preference and other similar laws affecting creditors’ rights generally, and by general principles of equity (regardless of whether considered enforcement is sought in equity or at law);

(5) neither the execution and delivery by the Henderson Trust of the Agreement nor the performance by the Henderson Trust of its obligations under the Agreement: (a) conflicts with the governing documents of the Henderson Trust; (b) constitutes a violation of, or a default under, any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Target Fund; (c) contravenes any material judgement, order or decree of courts of other governmental authorities or arbitrators that are material to the business or financial condition of the Target Fund; or (d) violates the 1940 Act or any law, rule or regulation of the State of Delaware;

(6) neither the execution and delivery by the Henderson Trust of the Agreement nor the performance by the Henderson Trust of its obligations under the Agreement requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under the 1940 Act or any law, rule or regulation of the State of Delaware, except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made; and

(7) the Henderson Trust is registered with the Commission pursuant to Section 8 of the 1940 Act as an open-end management investment company.

4.3    Except to the extent waived in writing by both the Henderson Trust and the Janus Trust, the obligations of the Henderson Trust, on behalf of the Target Fund, and the Janus Trust, on behalf of the Acquiring Fund, to consummate the Reorganization shall be subject to the satisfaction of the following conditions:

(i) This Agreement and transactions contemplated herein shall have been approved by the Board of Trustees of the Henderson Trust, including a majority of the Trustees of the Henderson Trust who are not “interested persons” (as defined in the 1940 Act) of the Target Fund or the Acquiring Fund, on behalf of the Target Fund, and by the Board of Trustees of the Janus Trust, including a majority of the Trustees of the Janus Trust who are not “interested persons” (as defined in the 1940 Act) of the Target Fund or the Acquiring Fund, on behalf of the Acquiring Fund, and each party shall have delivered to the other party a copy of the resolutions approving this Agreement and the transactions contemplated in connection herewith adopted by such party’s Board of Trustees, certified by the secretary or equivalent officer; notwithstanding anything herein to the contrary, neither the Henderson Trust nor the Janus Trust may waive the conditions set forth in this paragraph 4.3(i);

(ii) The Janus Trust shall have filed with the Commission the N-14 Registration Statement and the N-14 Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

(iii) This Agreement has been approved by the affirmative vote of Target Fund Shareholders representing a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Target Fund; notwithstanding anything herein to the contrary, neither the Henderson Trust nor the Janus Trust may waive the condition set forth in this paragraph 4.3(iii);

(iv) The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional shares of each class of shares of the Acquiring Fund to be issued in connection with the Reorganization after such number has been calculated in accordance with this Agreement;

(v) No judgment, order, decree, statute, law, ordinance, rule or regulation, entered, enacted, promulgated, enforced or issued by any court or other governmental entity of competent jurisdiction or other legal restraint or prohibition, whether preliminary, temporary or permanent, shall be in effect that prevents, makes illegal or prohibits the consummation of the Reorganization;

(vi) As of the Closing Date, there shall be no pending litigation brought by any person against the Henderson Trust or the Target Fund or, the Janus Trust or the Acquiring Fund, or any of the investment advisers, directors or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein. No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the knowledge of any party hereto, threatened against a party or any of its properties or assets that, if adversely determined, would materially and adversely affect its business or its ability to consummate the transactions herein contemplated;

(vii) On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act;

(viii) All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by the Janus Trust and the Acquiring Fund, or the Henderson Trust and the Target Fund, to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund; provided that either party hereto may for itself waive any of such conditions;

(ix) The Acquiring Fund and Target Fund shall have received an opinion in form reasonably satisfactory to each such party, dated as of the Closing Date, of Skadden, Arps, Slate, Meager and Flom LLP, substantially to the effect that for U.S. federal income tax purposes the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code. Notwithstanding anything herein to the contrary, neither the Henderson Trust nor the Janus Trust may waive the condition set forth in this paragraph 4.3(ix).

(x) The Target Fund shall have declared and paid a dividend prior to the Closing Time, which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Target Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code, computed without regard to any deduction for dividends paid), if any, plus any excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all periods up to and including the Closing Date, and all of the Target Fund’s net capital gain (as defined in Section 1222(11) of the Code), if any, for the avoidance of doubt after reduction for any usable capital loss carryforwards, recognized in all periods up to and including the Closing Date.

(xi) HGINA shall have arranged for the provision of directors and officers liability and errors and omissions insurance that is substantially similar in scope to the current coverage (“Insurance”) covering the Target Fund, and current and former trustees and officers of the Henderson Trust, with respect to the Target Fund, with respect to “Wrongful Acts” (as defined under the Insurance) committed on or prior to the Closing Date for a period beginning at the Closing Date and ending no less than five years thereafter, and the parties shall have received evidence of the foregoing.

(xii) The merger of Horizon Orbit Corp. (“Merger Sub”), a direct wholly-owned subsidiary of Henderson Group, plc (“Henderson”) with and into Janus Capital Group, Inc. (“Janus”), with Janus surviving the merger as a direct wholly-owned subsidiary of Henderson, pursuant to the Agreement and Plan of Merger, dated as of October 3, 2016, among Janus, Henderson and Merger Sub (the “Janus Henderson Group Merger”), shall have been consummated.

5.    EXPENSES

5.1    JCM agrees that it will bear all costs and expenses of the Janus Trust and the Acquiring Fund incurred in connection with the Reorganization and transactions contemplated thereby and HGINA agrees that it will bear all costs and expenses of the Henderson Trust and the Target Fund incurred in connection with the Reorganization and transactions contemplated thereby. The costs of the Reorganizations shall include, but not be limited to, organizing the Acquiring Fund, preparation, printing and distribution of the N-14 Registration Statement and the Proxy Statement/Prospectus, legal fees, accounting fees, proxy solicitation costs, and expenses of holding shareholders’ meetings.

5.2    Each of the Henderson Trust and the Janus Trust represents that there is no person who has dealt with it who by reason of such dealing is entitled to any broker’s or finders’ or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6.     COVENANTS

6.1    During the period from the date of this Agreement and continuing until the Closing Date, the Janus Trust, on behalf of the Acquiring Fund, and the Henderson Trust, on behalf of the Target Fund, agree that:

(i) The parties hereto shall cooperate in preparing the N-14 Registration Statement and the Proxy Statement/Prospectus;

(ii) The Janus Trust, on behalf of the Acquiring Fund, and the Henderson Trust, on behalf of the Target Fund, will, subject to the provisions of this Agreement, take, or cause to be taken, all commercially reasonable actions, and do or cause to be done all commercially reasonably things, necessary, proper or advisable to fulfill or obtain the fulfillment of the conditions precedent set forth in this Agreement and to consummate and make effective the transactions contemplated by this Agreement; and

(iii) It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of a Reorganization to qualify as a reorganization with the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden to render the tax opinions required as a condition to the Closing of this Agreement (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Skadden).

6.2    During the period from the date of this Agreement and continuing until the Closing Date, the Janus Trust on behalf of the Acquiring Fund agrees that:

(i) The Janus Trust will file the N-14 Registration Statement with the SEC and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as possible; each party agrees to cooperate fully with the other, and each will furnish to the other the information related to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, 1934 Act and the 1940 Act, and the rules and regulations thereunder, and state securities laws;

(ii) The Acquiring Fund will not engage in any business activities other than such activities as are directly related to the organization of the Acquiring Fund in anticipation of the Reorganization and any other transactions contemplated hereby.

6.3    During the period from the date of this Agreement and continuing until the Closing Date, the Henderson Trust on behalf of the Target Fund agrees that:

(i) The Board of Trustees of the Henderson Trust will call a meeting of shareholders of the Target Fund, to consider and act upon this Agreement (the “Target Fund Shareholder Meeting”) and to take all other actions necessary to submit the transactions contemplated herein to Target Fund Shareholders for approval;

(ii) The Henderson Trust will mail the Proxy Statement/Prospectus to Target Fund Shareholders entitled to vote at the Target Fund Shareholder Meeting, in sufficient time to comply with requirements as to notice thereof;

(iii) Except as otherwise set forth herein, the Target Fund: (a) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date, it being understood that such ordinary course of business may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (b) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund, as appropriate, in the ordinary course in all material respects;

(iv) The Henderson Trust will not sell or otherwise dispose of any of the Acquiring Fund Shares to be received in the Reorganization, except in distribution to the Target Fund Shareholders as provided in this Agreement;

(v) The Henderson Trust on behalf of the Target Fund will, from time to time, as and when reasonably requested by the Janus Trust on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and take or cause to be taken such further actions as the other party may reasonably deem necessary or desirable in order to vest in and confirm the Janus Trust’s, on behalf of the Acquiring Fund, title to and possession of all the Assets transferred hereby;

(vi) At or prior the Closing Date, the Henderson Trust will provide the Janus Trust with (a) a statement of the respective tax basis and holding period of all the transferred Assets, (b) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, for all of the shareholders of record of the Target Fund as of the Closing Date, who are to become holders of the Acquiring Fund as a result of the Reorganization, certified by the transfer agent of the Target Fund or an officer of the Henderson Trust on behalf of the Target Fund to the best of their knowledge and belief, (c) if requested by the Acquiring Fund, all FIN 48 work papers and supporting statements pertaining to the Target Fund, and (d) the tax books and records of the Target Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date; and

(vii) The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares;

(viii) Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

6.4     As soon as practicable after the Closing of the Reorganization, Class A, C, I and N Acquiring Fund Shares received by shareholders who were direct shareholders of the Target Fund, will be automatically exchanged for Class D Shares of the Acquiring Fund having an equal aggregate net asset value to the shares so exchanged.

7.    ENTIRE AGREEMENT

The Henderson Trust, on behalf of the Target Fund, and the Janus Trust, on behalf of the Acquiring Fund, agree that this Agreement constitutes the entire agreement between the parties.

8.    TERMINATION

8.1    This Agreement and the transactions contemplated hereby may be terminated and abandoned by the mutual agreement of the Henderson Trust and the Janus Trust.

8.2    Either the Henderson Trust or the Janus Trust may at its option terminate this Agreement at or prior to the Closing Date because:

(i) of a material breach by the other party of any representation, warranty or agreement contained herein to be performed at or prior the Closing Date;

(ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met prior to the Closing Date;

(iii) there shall be a final, non-appealable order of a federal or state court in effect preventing consummation of the transactions contemplated hereby; or there shall be any final action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the transactions contemplated hereby by any governmental entity which would make consummation of the transactions contemplated hereby illegal; or

(iv) the closing has not occurred on or prior to             , 2017 (provided that the right to terminate this Agreement pursuant to this paragraph 8.2(iii) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date).

8.3    In the event that the Board of Trustees of the Henderson Trust or the Board of Trustees of the Janus Trust reasonably determines, after consultation with outside counsel, that the failure to terminate this Agreement would constitute a breach of the fiduciary duties of such Board of Trustees (such fiduciary duty to be interpreted in accordance with the laws of the state in which such trust is organized), such party may terminate this Agreement with the written consent of the other party, which consent shall not be unreasonably withheld. The party seeking termination pursuant to this Section 8.3 shall provide written notice to the other party of the determination by the Board of Trustees of the party seeking termination and the facts and circumstances that form the basis for such determination.

8.4    In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective directors, trustees, officers, agents or shareholders in respect of this Agreement other than with respect to Section 13.

9.    AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that at any time after the approval of this Agreement by Target Fund Shareholders, no amendment or modification shall be made which by law requires further approval by such shareholders without such further approval.

10.    NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, overnight courier, personal delivery or certified mail addressed to:

For the Henderson Trust or the Target Fund:

737 North Michigan Avenue, Suite 1700

Chicago, Illinois 60611

Attention: Secretary, Henderson Global Funds

Facsimile: 312-871-6293

With a copy to:

Henderson Group plc

201 Bishopsgate, 10th Floor

London EC2M 3AE

United Kingdom

Attention: General Counsel

Facsimile: +44-20-7818 4639

For HGINA:

737 North Michigan Avenue, Suite 1700

Chicago, Illinois 60611

Attention: Legal Counsel

Facsimile: 312-871-6293

With a copy to:

Henderson Group plc

201 Bishopsgate, 10th Floor

London EC2M 3AE

United Kingdom

Attention: General Counsel

Facsimile: +44-20-7818 4639

For the Janus Trust or the Acquiring Fund:

151 Detroit Street

Denver, Colorado 80206-4805

Attention: Michelle Rosenberg

Facsimile: 303-394-7714

For JCM:

151 Detroit Street

Denver, Colorado 80206-4805

Attention: Michelle Rosenberg

Facsimile: 303-394-7714

11.    COOPERATION AND EXCHANGE OF INFORMATION

Copies of all books and records of the Target Fund shall be delivered by the Henderson Trust to the Janus Trust at the Closing Date. Prior to the Closing and for a reasonable time thereafter, the Henderson Trust on behalf of the Target Fund and the Janus Trust on behalf of the Acquiring Fund will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any tax return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired, each such party or their respective agents will retain all returns, schedules and work papers and all material records or other documents relating to tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing Date and for all prior taxable periods for which the statute of limitation had not run at the Closing Date, provided that the Henderson Trust shall not be required to maintain any such documents that it has delivered to the Janus Trust.

12.    DISSOLUTION OF THE HENDERSON TRUST

Each series of the Henderson Trust (i) has entered into (or will enter into) an agreement and plan of reorganization pursuant to which the assets of such series would be transferred to, and the liabilities of such series would be assumed by, a series of the Janus Trust, (ii) will be reorganized into an entity, which after giving effect to such reorganization, is not required to register as an investment company or (iii) will adopt a plan of liquidation or engage in such other transaction or transactions which results in the liquidation of such series. Upon the completion of all such transactions, the Henderson Trust will be terminated and dissolved in accordance with the Henderson Declaration of Trust, the laws of the State of Delaware and any other applicable law and shall not conduct any business except in connection with its dissolution and termination.

13.    INDEMNIFICATION

13.1    Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees and reasonable costs of investigation) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”)

arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

13.2    The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

14.    HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1    The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2    This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

14.3    The respective representations and warranties contained in Section 3 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Funds, nor any of their respective officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date.

14.4    This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts; provided that, in the case of any conflict between those laws and the 1940 Act, the latter shall govern.

14.5    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.6    It is expressly agreed that the obligations of the Janus Trust hereunder shall not be binding upon any of the Trustees, consultants, shareholders, nominees, officers, agents or employees of the Janus Trust personally, but shall bind only the trust property of the Janus Trust, as provided in the Janus Declaration of Trust. The execution and delivery by such officers of the Janus Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Janus Trust as provided in the Janus Declaration of Trust. The Janus Trust is a series company with multiple series and has entered into this Agreement on behalf of the Acquiring Fund.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date set forth above.

Attest
By:
Title:

Attest
By:
Title:

Attest
By:
Title:

Attest
By:
Title:

JANUS INVESTMENT FUND For and on behalf of the Acquiring Fund

By:
Title:

HENDERSON GLOBAL FUNDS For and on behalf of the Target Fund

By:
Title:

JANUS CAPITAL MANAGEMENT, LLC

By:
Title:

HENDERSON GLOBAL INVESTORS (NORTH AMERICA) INC.

By:
Title:

APPENDIX B

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS AND CERTAIN OPERATING POLICIES

Fundamental Investment Policies and Restrictions:

The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Funds.

Acquiring Funds. None of the Acquiring Funds may:

(i) excluding the Janus Henderson International Long/Short Equity Fund, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of its total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by it;

(ii) invest more than 25% of the value of its total assets in any particular industry (other than U.S. Government securities);

(iii) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent either Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities);

(iv) lend any security or make any other loan if, as a result, more than one-third of its total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests);

(v) act as underwriter of securities issued by others, except to the extent that they may be deemed an underwriter in connection with the disposition of its portfolio securities;

(vi) borrow money, except as permitted under the 1940 Act; or

(vii) invest directly in real estate or interests in real estate; however, a Fund may own debt or equity securities issued by companies engaged in those businesses.

As a fundamental policy, each Acquiring Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Fund.

Under the terms of an exemptive order received from the SEC, each Acquiring Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. An Acquiring Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. An Acquiring Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). An Acquiring Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs, and interfund loans are subject to the risk that the borrowing Fund may be unable to repay the loan when due. While it is expected that an Acquiring Fund may borrow money through the program to satisfy redemption requests or to cover unanticipated cash shortfalls, participating funds may elect to not participate in the program during times of market uncertainty or distress or for other reasons.

For purposes of these fundamental investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

For purposes of each Acquiring Fund’s fundamental policy related to investments in real estate, the policy does not prohibit the purchase of securities directly or indirectly secured by real estate or interests therein, or issued by entities that invest in real estate or interests therein, such as, but not limited to, corporations, partnerships, real estate investment trusts (“REITs”), and other REIT-like entities, such as foreign entities that have REIT characteristics.

For purposes of each Acquiring Fund’s policies on investing in particular industries, each Acquiring Fund relies primarily on industry or industry group classifications under the Global Industry Classification Standard (“GICS”) developed by MSCI with respect to equity investments and classifications published by Barclays for fixed-income investments. Acquiring Funds with both equity and fixed-income components will rely on industry classifications published by Bloomberg L.P. To the extent that the above classifications are so broad that the primary economic characteristics in a single class are materially different, an Acquiring Fund may further classify issuers in accordance with industry classifications consistent with relevant SEC staff interpretations. Each Acquiring Fund may change any source used for determining industry classifications without prior shareholder notice or approval.

Target Funds. The investment restrictions set forth below are fundamental policies of each Target Fund. Under these restrictions, none of the Target Funds may:

(i) issue senior securities, except as permitted under the 1940 Act;

(ii) borrow money, except as permitted under the 1940 Act;

(iii) engage in the business of underwriting securities issued by others, except to the extent that each Target Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(iv) invest more than 25% of its total assets in any one industry provided that securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities are not subject to this limitation;

(v) purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that each Target Fund may hold and sell real estate acquired as a result of the Target Fund’s ownership of securities;

(vi) purchase commodities or contracts relating to commodities, although a Fund may invest in commodities futures contracts and options thereon to the extent permitted by its Prospectus and its SAI; and

(vii) make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with each Target Fund’s investment objective and policies may be deemed to be loans.

It is a non-fundamental policy of each Target Fund that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the respective Target Fund’s net assets.

Operating Policies:

The Board of Trustees of the Janus Trust has adopted additional investment restrictions for each Acquiring Fund. These restrictions are operating policies of each Acquiring Fund and may be changed by the Janus Trustees without shareholder approval. The additional restrictions adopted by the Janus Trustees to date include the following:

(i) If an Acquiring Fund is an underlying fund in a Janus fund of funds, the Acquiring Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) of the 1940 Act or securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) of the 1940 Act.

(ii) Each Acquiring Fund may sell securities short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, each such Fund may engage in short sales other than against the box, which involve selling a security that a Fund borrows and does not own. The Janus Trustees may impose limits on a Fund’s investments in short sales, as described in a Fund’s prospectus. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.

(iii) None of the Acquiring Funds intends to purchase securities on margin, except that each Acquiring Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

(iv) None of the Acquiring Funds may mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of the Fund’s net asset value (“NAV”), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

(v) None of the Acquiring Funds currently intends to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the Fund to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Janus Trustees, or Janus Capital acting pursuant to authority delegated by the Janus Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“Rule 144A Securities”), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of liquidity factors affecting the security.

(vi) None of the Acquiring Funds may invest in companies for the purpose of exercising control of management.

APPENDIX C

ADDITIONAL INFORMATION ABOUT SHARE CLASSES OF EACH ACQUIRING FUND

References to “Janus” in this Appendix C should be understood to include “Janus Henderson” following the completion of the Parent Company Transaction.

Each Acquiring Fund offers multiple classes of shares in order to meet the needs of various types of investors. In connection with the Mergers, shareholders of each Target Fund will receive shares of the corresponding Acquiring Fund with the same class designation as they own in the Target Fund (e.g., they will receive Class A Shares of the respective Acquiring Fund if they own Class A Shares of the Target Fund), except owners of Class R6 Shares of each Target Fund will receive Class N Shares and owners of Class IF Shares of Henderson International Opportunities Fund will receive Class I Shares. In addition, shareholders who do not invest through a third-party intermediary and purchased shares directly through Henderson will receive Class D Shares of the Acquiring Fund. Set forth below is a description of the classes of shares offered by each Acquiring Fund. Each class of shares of each Target Fund and the corresponding class of the respective Acquiring Fund is highlighted in the tables below.

With certain exceptions, shares of each Acquiring Fund are generally available only to shareholders residing in the United States and employees of Janus Capital or its affiliates. For purposes of this policy, each Acquiring Fund requires that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with an Acquiring Fund.

Class A Shares and Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares may be offered without an initial sales charge through certain retirement platforms (including adviser-assisted employer-sponsored welfare benefit plans such as health savings accounts or voluntary employees’ beneficiary association (“VEBA”) Trusts) and through certain financial intermediary platforms, including but not limited to, fee-based broker-dealers or financial advisors, primarily on their wrap account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the wrap account. Class A Shares pay up to 0.25% annually of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. Class C Shares pay up to 0.75% annually of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% annually of net assets for the provision of shareholder services on behalf of their clients. In addition, Class A Shares and Class C Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other non-distribution related shareholder services provided to or on behalf of shareholders.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other non-distribution related shareholder services provided to or on behalf of shareholders. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans, and nonqualified deferred compensation plans. Class N Shares also are available to Janus proprietary products. Class N Shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, or 529 college savings plans.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms. Class R Shares pay up to 0.50% of net assets to financial intermediaries for the provision of distribution services and, to a certain extent, shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, sub- accounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of the plan or plan participants.

Class D Shares are available only to investors who hold accounts directly with the Janus funds, and to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with a Janus fund. Class D Shares are offered directly through the Janus funds to eligible investors by calling 1-800-525-3713 or at janus.com/individual. Class D Shares are not offered through financial intermediaries.

The shares are not offered directly to individual investors with the exception of Class D Shares, and in certain circumstances, Class I Shares. Consult with your financial intermediary representative for additional information on whether the shares are an appropriate investment choice. Certain Funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. For instructions on how to purchase, exchange, or redeem shares, contact your financial intermediary or refer to your plan documents. For Class D Shares, contact a Janus representative at 1-800-525-3713, or for Class I Shares held directly with Janus, please contact a Janus representative at 1-800-333-1181.

PRICING OF ACQUIRING FUND SHARES

The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. Each Acquiring Fund’s NAV is calculated as of the close of the regular trading session of the NYSE (normally 4:00 p.m. Eastern Time) each day that the NYSE is open (“business day”). However, the time at which an Acquiring Fund’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the SEC. Non-U.S. securities held by each Acquiring Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of each Acquiring Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the respective Acquiring Fund’s shares.

The price you pay for purchases of shares is the public offering price, which is the NAV next calculated after your request is received in good order by the Acquiring Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell shares is also the NAV, although for Class A Shares and Class C Shares, a CDSC may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of shares. In order to receive a day’s price, your order must be received in good order by the respective Acquiring Fund or its agents by the close of the regular trading session of the NYSE.

Securities held by an Acquiring Fund are valued in accordance with policies and procedures established by and under the supervision of the Janus Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures established by the Janus Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with non-U.S. equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of non-U.S. portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing exchange rates. Each Acquiring Fund uses systematic fair valuation models provided by an independent pricing service to value non-U.S. equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Due to the subjective nature of systematic fair value pricing, an Acquiring Fund’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Acquiring Fund’s portfolio securities and the reflection of such change in the Acquiring Fund’s NAV, as further described in the “Excessive Trading” section of this Joint Proxy Statement/Prospectus. While funds that invest in non-U.S. securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in non-U.S. securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that the Acquiring Fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of the Acquiring Fund may dilute the NAV of the Acquiring Fund, which negatively impacts long-term shareholders. Each Acquiring Fund’s fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

The value of the securities of other open-end funds held by the Acquiring Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

For each class of shares (except Class D Shares), all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to each Acquiring Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Acquiring Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

For Class D Shares, all requests, including but not limited to, exchanges between the Acquiring Fund and other Janus funds, purchases by check or automated investment, redemptions by wire transfer, ACH transfer, or check, must be received in good order by the Acquiring Fund or its agents prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. Eastern Time) in order to receive that day’s NAV. Transaction requests submitted in writing and mailed to Janus’ P.O. Box, once delivered, are considered received for processing the following business day. Transactions involving funds which pay dividends will generally begin to earn dividends, as applicable, on the first bank business day following the date of purchase.

CHOOSING A SHARE CLASS

Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class N Shares, and Class R Shares are offered by this Joint Proxy Statement/Prospectus. Each Acquiring Fund offers multiple classes of shares in order to meet the needs of various types of investors. For more information about these classes of shares and whether or not you are eligible to purchase these shares, please call 1-877-335-2687.

Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. When choosing a share class, you should consider:

•	how much you plan to invest;
•	how long you expect to own the shares;
•	the expenses paid by each class; and
•	for Class A Shares and Class C Shares, whether you qualify for any reduction or waiver of any sales charges.

You should also consult your financial intermediary or financial advisor about which class is most suitable for you. In addition, you should consider the factors below with respect to each class of shares:

Class A Shares
Initial sales charge on purchases • reduction of initial sales charge for purchases of $50,000 or more • initial sales charge waived for purchases of $1 million or more	Up to 5.75%(1)
Deferred sales charge (CDSC)	None except on certain redemptions of Shares purchased without an initial sales charge(1)
Shareholder services (administrative) fees	Pays shareholder servicing fees, administrative, networking or omnibus fees to certain intermediaries, and out-of-pocket costs to Janus Services
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee
Class C Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	1.00% on Shares redeemed within 12 months of purchase(1)
Shareholder services (administrative) fees	Pays shareholder servicing fees, administrative, networking or omnibus fees to certain intermediaries, and out-of-pocket costs to Janus Services
Minimum initial investment	$2,500
Maximum purchase	$500,000 ($1,000,000 for the Target Fund)
Minimum aggregate account balance	None
12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee)
Class D Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Shareholder services (administrative) fees	0.12%
Minimum initial investment	$2,500
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement fund account • without an automatic investment program • with an automatic investment program of $50 per month	$1,000 $ 500
To add to any existing type of Acquiring Fund account without an automatic investment program	$ 100
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None

Class I Shares(2)
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Shareholder services (administrative) fees	Pays shareholder servicing fees, administrative, networking or omnibus fees to certain intermediaries, and out-of-pocket costs to Janus Services
Minimum initial investment • institutional investors (investing directly with Janus) • through an intermediary institution	$1,000,000 $2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
Class N Shares(3)
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Shareholder services (administrative) fees	Pays out-of-pocket costs to Janus Services
Minimum initial investment	None
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
Class R Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Shareholder services (administrative) fees	0.25%
Minimum initial investment	$2,500 (None for defined contribution plans)
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.50% annual distribution/service fee
(1)	May be waived under certain circumstances.
(2)	Holders of Class IF Shares of Henderson International Opportunities Fund will receive Class I Shares of Janus Henderson International Opportunities Fund in the Merger. Such classes of shares have substantially the same terms.
(3)	Holders of Class R6 Shares of each Target Fund will receive Class N Shares of the corresponding Acquiring Fund in the Merger. Such classes of shares have substantially the same terms.

DISTRIBUTION, SERVICING, AND ADMINISTRATIVE FEES

Distribution and Shareholder Servicing Plans

Under separate distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class R Shares (each a “Plan”) and Class C Shares (the “Class C Plan”), each Acquiring Fund pays Janus Distributors LLC (“Janus Distributors”), the Janus Trust’s distributor, a fee for the sale and distribution and/or shareholder servicing of the Shares based on the average daily net assets of each, at the following annual rates:

Class	12b-1 Fee for the Acquiring Fund
Class A Shares	0.25%
Class C Shares	1.00	%(1)
Class R Shares	0.50%
(1)	Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.

Under the terms of each Plan, the Janus Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Acquiring Fund.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under each Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Because 12b-1 fees are paid out of each Acquiring Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Shareholder Servicing (Administrative) Fees

Class A Shares, Class C Shares, and Class I Shares

Certain, but not all, intermediaries may charge fees for shareholder (administrative) services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other non-distribution related shareholder services provided by intermediaries on behalf of shareholders of the Acquiring Fund. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services pays these shareholder servicing fees to intermediaries on behalf of each Acquiring Fund. Janus Services is then reimbursed by each Acquiring Fund for such payments. Because the form and amount charged varies by intermediary, the amount of the shareholder servicing fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Acquiring Funds converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase. The Janus Trustees have set limits on fees that each Acquiring Fund may incur with respect to shareholder services fees paid for omnibus or networked accounts. Such limits are subject to change by the Janus Trustees in the future. Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Class R Shares

Janus Services receives a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of Class R Shares of the Acquiring Fund for providing, or arranging for the provision by intermediaries of, shareholder services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other non-distribution related shareholder services provided on behalf of shareholders of the Acquiring Funds. Order processing includes the submission of transactions through the NSCC or similar systems, or those processed on a manual basis with Janus. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services expects to use all or a significant portion of this fee to compensate intermediaries and retirement plan service providers for providing these services to their customers who invest in the Acquiring Funds. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Acquiring Fund.

Class D Shares

Each Acquiring Fund pays an annual shareholder servicing fee of 0.12% of net assets of Class D Shares. These shareholder servicing fees are paid by Class D Shares of the Acquiring Fund for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, sub-accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

From their own assets, Janus Capital or its affiliates may pay selected brokerage firms or other financial intermediaries that sell certain classes of shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 0.25% on sales and up to 0.20% on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of shares may create an incentive for an intermediary to promote or favor other share classes of the Janus funds. Janus and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus’ marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, the payments mentioned above are limited to Class A Shares, Class C Shares, and for certain financial intermediaries with advisory platforms, Class I Shares, and only for the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the Acquiring Funds’ SAI, which is incorporated by reference herein.

In addition, for all share classes (except Class N Shares and Class D Shares), Janus Capital, Janus Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, sub-accounting, transaction processing, and other non-distribution related shareholder or administrative services (including payments for processing transactions via the NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Acquiring Fund. Janus Capital or its affiliates may make payments to participate in intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds’ shares over sales of another Janus funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach Janus Capital to request that Janus make contributions to certain charitable organizations. In these cases, Janus’ contribution may result in the financial intermediary, or its salespersons, recommending Janus funds over other mutual funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. However, as described elsewhere in this Joint Proxy Statement/Prospectus, your financial adviser and/or his or her firm may also receive 12b-1 fees and/or shareholder servicing fees in connection with your purchase and retention of Janus funds. When such fees are combined with the payments described above, the aggregate payments being made to a financial intermediary may be substantial. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Acquiring Fund and, if applicable, when considering which share class of the Acquiring Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

PURCHASES

With certain exceptions, shares of each Acquiring Fund are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to open an account or buy additional shares.

With the exception of Class D Shares and Class I Shares, purchases of shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly with the Acquiring Fund in certain circumstances as described in the “Minimum Investment Requirements” section. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Acquiring Fund, including additional information on minimum initial or subsequent investment requirements. Under certain circumstances, an Acquiring Fund may permit an in-kind purchase of shares. Your financial intermediary may charge you a separate or additional fee for processing purchases of shares. Only certain financial intermediaries are authorized to receive purchase orders on an Acquiring Fund’s behalf. As discussed under “Payments to Financial Intermediaries by Janus or its Affiliates,” Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for an Acquiring Fund or that provide services in connection with investments in an Acquiring Fund. You should consider such arrangements when evaluating any recommendation to purchase shares of an Acquiring Fund.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds. Under certain limited circumstances, shareholders of other Janus share classes who no longer wish to hold shares through an intermediary may be eligible to purchase Class D Shares. In addition, directors, officers, and employees of JCGI and its affiliates, as well as Janus Trustees and officers of the Janus Trust, may purchase Class D Shares. Under certain circumstances, where there has been a change in the form of ownership due to, for example, mandatory retirement distributions, legal proceedings, estate settlements, or the gifting of Shares, the recipient of Class D Shares may continue to purchase Class D Shares. Eligible investors can purchase Class D Shares directly through Janus by the following methods:

•	By calling Janus XpressLine™ at 1-888-979-7737, a 24-hour automated phone system;
•	By contacting a Janus representative at 1-800-525-3713 (TDD for the speech and hearing impaired, 1-800-525-0056);
•	By regular mail, Janus, P.O. Box 55932, Boston, MA 02205-5932;
•	By overnight mail, Janus, 30 Dan Road, Suite 55932, Canton, MA 02021-2809; or
•	Online, through janus.com.

Each Acquiring Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. None of the Acquiring Funds are intended for excessive trading. For more information about each Acquiring Fund’s policy on excessive trading, refer to “Excessive Trading.”

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, your financial intermediary (or Janus, if you hold shares directly with Janus) is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary (or Janus, if you hold shares directly with Janus) may temporarily limit additional share purchases. In addition, your financial intermediary (or Janus, if you hold shares directly with Janus) may close an account if it is unable to verify a shareholder’s identity. Please contact your financial intermediary (or a Janus representative if you hold shares directly with Janus) if you need additional assistance when completing your application or additional information about the intermediary’s (or Janus’) Anti-Money Laundering Program.

In an effort to ensure compliance with this law, Janus’ Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

With respect to Class D Shares, the Acquiring Fund has also adopted an identity theft policy (“Red Flag Policy”) to detect, prevent, and mitigate patterns, practices, or specific activities that indicate the possible existence of identity theft. The Acquiring Fund is required by law to obtain certain personal information which will be used to verify your identity. The Red Flag Policy applies to the opening of Acquiring Fund accounts and activity with respect to existing accounts.

Minimum Investment Requirements

Class A Shares and Class C Shares

The minimum investment is $2,500 per Acquiring Fund account for non-retirement accounts and $500 per Acquiring Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Acquiring Fund shares.

Class D Shares

The minimum investment is $2,500 per Acquiring Fund account for non-retirement accounts. For certain tax-deferred accounts or UGMA/UTMA accounts, the minimum investment is $1,000 without an automatic investment program, or $500 with an automatic investment program of $50 per month.

Class I Shares

The minimum investment is $1 million for institutional investors investing directly with Janus. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Acquiring Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $2,500 per Acquiring Fund account for non-retirement accounts and $500 per Acquiring Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Directors, officers, and employees of JCGI and its affiliates, as well as Janus Trustees and officers of the Janus Trust, may purchase Class I Shares through certain financial intermediaries’ institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

Class N Shares

Investors in a retirement plan through a third party administrator should refer to their plan documents or contact their plan administrator for information regarding account minimums.

Class R Shares

Investors in a defined contribution plan through a third party administrator should refer to their plan documents or contact their plan administrator for information regarding account minimums. For all other account types, the minimum investment is $2,500.

Class A Shares, Class C Shares, Class D Shares, and Class I Shares

Each Acquiring Fund reserves the right to annually request that intermediaries close Acquiring Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold shares directly with the Acquiring Fund, you may receive written notice prior to the closure of your Acquiring Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.

Each Acquiring Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

Systematic Purchase Plan

You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative if you hold shares directly with Janus) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

Initial Sales Charge

Class A Shares

An initial sales charge may apply to your purchase of Class A Shares of the Acquiring Fund based on the aggregate amount invested during the prior one-year period, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

Amount of Purchase at Offering Price	Class A Shares Sales Charge as a Percentage of Offering Price(1)(2)	Class A Shares Sales Charge as a Percentage of Net Amount Invested(2)
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.50%	4.71%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 and above	None (3)	None
(1)	Offering Price includes the initial sales charge.
(2)	For the Target Fund, the sales charges are as follows:

Amount of Purchase at Offering Price	Class A Shares Sales Charge as a Percentage of Offering Price(1)	Class A Shares Sales Charge as a Percentage of Net Amount Invested
Under $50,000	5.00%	5.26%
$50,000 but under $100,000	4.25%	4.44%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $1,000,000	1.50%	1.52%
$1,000,000 and above	None (3)	None
(3)	A CDSC of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

Qualifying for a Reduction or Waiver of Class A Shares Sales Charge

You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in an Acquiring Fund or certain other Janus funds) with your current purchase of Class A Shares of an Acquiring Fund and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of shares and purchases are described below. Contact your financial intermediary for more information.

Class A Shares of the Acquiring Funds may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares; (ii) directors, officers, and employees of Janus Capital Group Inc. and its affiliates; and (iii) Janus Trustees and officers of the Janus Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows for the waiver of the sales charge.

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Acquiring Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Acquiring Fund shares, as each Acquiring Fund, its agents, or your financial intermediary may not retain this information.

Right of Accumulation. You may purchase Class A Shares of an Acquiring Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all Class A Shares of the respective Acquiring Fund and of certain other classes (Class A Shares and Class C Shares of the Janus Trust) of Janus funds then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Janus Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal stated in your Letter of Intent. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the investment goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

•	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);
•	solely controlled business accounts; and
•	single participant retirement plans.

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.

You may access information regarding sales loads, breakpoint discounts, and purchases of the Acquiring Fund’s shares, free of charge, and in a clear and prominent format, on our website at janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.

Commission on Class C Shares

Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans or other financial intermediaries will not receive this amount if they receive 12b-1 fees from the time of initial investment of assets in Class C Shares.

EXCHANGES

With certain exceptions, the Acquiring Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.

Contact your financial intermediary, a Janus representative if you hold shares directly with Janus, or consult your plan documents to exchange into other funds in the Janus Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts).

•	You may generally exchange shares of an Acquiring Fund for shares of the same class of any other fund in the Janus Trust offered through your financial intermediary or qualified plan, with the exception of the Janus money market funds. Only accounts held by individual investors will be allowed to exchange to Janus Money Market Fund; all other account types can only exchange to Janus Government Money Market Fund.
•	You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will generally only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received. Each Acquiring Fund’s fees and expenses differ between share classes. Please read the prospectus for the share class you are interested in prior to investing in that share class. Contact your financial intermediary or consult your plan documents for additional information.
•	You must meet the minimum investment amount for each fund.
•	The exchange privilege is not intended as a vehicle for short-term or excessive trading. Each Acquiring Fund may suspend or terminate the exchange privilege of any investor who is identified as having a pattern of short-term trading. Each Acquiring Fund will work with intermediaries to apply the Acquiring Fund’s exchange limit. However, each Acquiring Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about each Acquiring Fund’s policy on excessive trading, refer to “Excessive Trading.”
•	Each Acquiring Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

Waiver of Sales Charges

Class A Shares received through an exchange of Class A Shares of another fund of the Janus Trust will not be subject to any initial sales charge of the Acquiring Fund’s Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Janus Trust will not be subject to any applicable CDSC at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to “Redemptions.” While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

REDEMPTIONS

With certain exceptions, each Acquiring Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in an Acquiring Fund.

Redemptions, like purchases, may generally be effected only through financial intermediaries, retirement platforms, and by certain direct investors holding Class D Shares or Class I Shares. Please contact your financial intermediary, a Janus representative if you hold shares directly with Janus, or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Shares of an Acquiring Fund may be redeemed on any business day on which the respective Acquiring Fund’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by an Acquiring Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent the business day following receipt of the redemption order.

Each Acquiring Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require an Acquiring Fund to redeem its shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Each Acquiring Fund reserves the right to annually request that intermediaries close Acquiring Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold shares directly with an Acquiring Fund, you may receive written notice prior to the closure of your Acquiring Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.

Large Shareholder Redemptions

Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and Janus affiliates, may from time to time own (beneficially or of record) or control a significant percentage of an Acquiring Fund’s shares. Redemptions by these large shareholders of their holdings in an Acquiring Fund may cause the respective Acquiring Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Acquiring Fund’s NAV and liquidity. Similarly, large Acquiring Fund share purchases may adversely affect an Acquiring Fund’s performance to the extent that the respective Acquiring Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in an Acquiring Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Acquiring Fund’s expense ratio.

Redemptions In-Kind

Shares normally will be redeemed for cash, although each Acquiring Fund reserves the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Acquiring Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the respective Acquiring Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, each Acquiring Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If an Acquiring Fund makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by each Acquiring Fund for cash redemptions.

While each Acquiring Fund may pay redemptions in-kind, an Acquiring Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If an Acquiring Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the respective Acquiring Fund’s NAV and may increase brokerage costs.

Systematic Withdrawal Plan

Class A Shares and Class C Shares

You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

Class D Shares, Class I Shares, Class N Shares, and Class R Shares

You may arrange for periodic redemptions by authorizing your financial intermediary (or a Janus representative if you hold shares directly with Janus) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

Contingent Deferred Sales Charge

Class A Shares and Class C Shares

A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

CDSC Waivers

There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

•	Upon the death or disability of an account owner;
•	Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;
•	Retirement plan shareholders taking required minimum distributions;
•	The redemption of Class A Shares or Class C Shares acquired through reinvestment of Acquiring Fund dividends or distributions;
•	The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or
•	If the Acquiring Fund chooses to liquidate or involuntarily redeem shares in your account.

To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

Reinstatement Privilege

After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds into Class A Shares of the same or another fund within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

EXCESSIVE TRADING

Excessive and Short-Term Trading Policies and Procedures

The Janus Trustees have adopted policies and procedures with respect to short-term and excessive trading of Acquiring Fund shares (“excessive trading”). Each Acquiring Fund is intended for long-term investment purposes, and each Acquiring Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of each Acquiring Fund’s exchange limits or excessive trading policies and procedures may be cancelled or rescinded by each Acquiring Fund by the next business day following receipt by each Acquiring Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, each Acquiring Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of each Acquiring Fund’s shares by multiple investors are aggregated by the intermediary and presented to each Acquiring Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from each Acquiring Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

The Janus funds attempt to deter excessive trading through at least the following methods:

•	exchange limitations as described under “Exchanges;”
•	trade monitoring; and
•	fair valuation of securities as described under “Pricing of Acquiring Fund Shares.”

Each Acquiring Fund monitors for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege of any investor who is identified as having a pattern of short-term trading. Each Acquiring Fund at all times reserves the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to each Acquiring Fund. For example, an Acquiring Fund may refuse a purchase order if the investment personnel believe they would be unable to invest the money effectively in accordance with the Acquiring Fund’s investment policies or the Acquiring Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

The Janus Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days’ notice to shareholders of that fund.

Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of an Acquiring Fund’s excessive trading policies and procedures and may be rejected in whole or in part by an Acquiring Fund. Each Acquiring Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to an Acquiring Fund, and thus an Acquiring Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of an Acquiring Fund’s excessive trading policies may be cancelled or revoked by the Acquiring Fund by the next business day following receipt by the Acquiring Fund.

In an attempt to detect and deter excessive trading in omnibus accounts, each Acquiring Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Acquiring Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. Each Acquiring Fund’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

Generally, each Acquiring Fund’s excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus funds by a Janus “fund of funds,” which is a fund that primarily invests in other Janus mutual funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.

Each Acquiring Fund’s policies and procedures regarding excessive trading may be modified at any time by the Janus Trustees.

Excessive Trading Risks

Excessive trading may present risks to an Acquiring Fund’s long-term shareholders. Excessive trading into and out of an Acquiring Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Acquiring Fund shareholders, and may increase Acquiring Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

Funds that invest in non-U.S. securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in funds which do not invest in non-U.S. securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Acquiring Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Acquiring Fund, which negatively impacts long-term shareholders. Although each Acquiring Fund has adopted valuation policies and procedures intended to reduce the Acquiring Fund’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by an Acquiring Fund.

Although each Acquiring Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in the Acquiring Funds’ prospectuses and approved by the Janus Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, an Acquiring Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from an Acquiring Fund and its agents. This makes an Acquiring Fund’s identification of excessive trading transactions in the Acquiring Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although each Acquiring Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, each Acquiring Fund cannot eliminate completely the possibility of excessive trading.

Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in each Acquiring Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

•	Full Holdings. Each Acquiring Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Acquiring Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a calendar quarter-end basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Acquiring Fund at janus.com/info (or under each Fund’s Holdings & Details tab at janus.com/allfunds if you hold Class D Shares). .

Each Acquiring Fund may provide, upon request, historical full holdings on a monthly basis for periods prior to the previous quarter-end subject to a written confidentiality agreement.

•	Top Holdings. Each Acquiring Fund’s top portfolio holdings, in order of position size and as a percentage of an Acquiring Fund’s portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

•	Other Information. Each Acquiring Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top performance contributors/detractors may include the percentage of contribution/detraction to Fund performance.

Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Janus may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus’ Chief Investment Officer(s) or their delegates. All exceptions shall be preapproved by the Chief Compliance Officer or his designee. Such exceptions may be made without prior notice to shareholders. A summary of the Acquiring Fund’s portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Acquiring Funds’ SAI, which is incorporated by reference herein.

CLOSED FUND POLICIES

Each Acquiring Fund may limit sales of its shares to new investors. If sales of an Acquiring Fund are limited, it is expected that existing shareholders invested in the Acquiring Fund would be permitted to continue to purchase shares through their existing Acquiring Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed fund’s prospectuses.

SHAREHOLDER COMMUNICATIONS

Statements and Reports

Your financial intermediary or plan sponsor (or Janus, if you hold shares directly with Janus) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.

Your financial intermediary or plan sponsor (or Janus, if you hold shares directly with Janus) is responsible for providing annual and semiannual reports, including the financial statements of each Acquiring Fund. These reports show each Acquiring Fund’s investments and the market value of such investments, as well as other information about each Acquiring Fund and its operations. Please contact your financial intermediary or plan sponsor (or a Janus representative, if you hold shares directly with Janus) to obtain these reports. For Janus Henderson International Opportunities Fund, Janus Henderson Global Equity Income Fund, and Janus Henderson European Focus Fund, the fiscal year ends September 30. For Janus Henderson Dividend & Income Builder Fund, Janus Henderson Strategic Income Fund, Janus Henderson International Long/Short Equity Fund, and Janus Henderson All Asset Fund, the fiscal year ends June 30.

Lost (Unclaimed/Abandoned) Accounts

It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor (or Janus, if you hold shares directly with Janus) is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor (or Janus) is unable to locate the shareholder, then the financial intermediary or plan sponsor (or Janus) is legally obligated to deem the property “unclaimed” or “abandoned,” and after a specified period of time escheat (or transfer) unclaimed property (including shares of a mutual fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your mutual fund account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.

DISTRIBUTIONS

To avoid taxation of each Acquiring Fund, the Code requires each Acquiring Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. Distributions are made at the class level, so they may vary from class to class within each Acquiring Fund.

Distribution Schedule

Dividends from net investment income and distributions of net capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For shareholders investing through a financial intermediary, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

How Distributions Affect the Acquiring Fund’s NAV

Distributions are paid to shareholders as of the record date of a distribution of each Acquiring Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Acquiring Fund’s daily NAV. The share price of each Acquiring Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, an Acquiring Fund declared a dividend in the amount of $0.25 per share. If the Acquiring Fund’s share price was $10.00 on December 30, the Acquiring Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

“Buying a Dividend”

If you purchase shares of an Acquiring Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Acquiring Fund would pay you $0.25 per share as a dividend and your shares would then be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for U.S. federal income tax purposes, even though you may not have participated in the increase in NAV of the Acquiring Fund, whether or not you reinvested the dividends. You should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional shares of each Acquiring Fund without any sales charge. To receive distributions in cash, contact your financial intermediary or a Janus representative if you hold shares directly with Janus. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

As with any investment, you should consider the tax consequences of investing in the Acquiring Funds. The following is a brief and general discussion of certain U.S. federal income tax consequences of investing in the Acquiring Funds. The discussion does not apply to qualified tax-deferred accounts or other non-taxable entities or to non-U.S. investors, nor is it a complete analysis of the U.S. federal income tax implications of investing in the Acquiring Funds. You should consult your tax adviser regarding the effect that an investment in an Acquiring Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.

Taxes on Distributions

Distributions by each Acquiring Fund are subject to U.S. federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the respective Acquiring Fund. Distributions from investment company taxable income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Properly reported distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Properly reported distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Acquiring Fund shares. In certain states, a portion of the distributions (depending on the sources of an Acquiring Fund’s income) may be exempt from state and local taxes. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on “net investment income.” Net investment income includes dividends paid by the Acquiring Fund and capital gains from any sale or exchange of Acquiring Fund shares. Each Acquiring Fund’s investment company taxable income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the respective Acquiring Fund at the record date of such payments. Although each Acquiring Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Acquiring Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for U.S. federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

Distributions made by an Acquiring Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to U.S. federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The U.S. federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor or tax adviser.

Taxes on Sales or Exchanges

Any time you sell or exchange shares of an Acquiring Fund in a taxable account (including in a redemption), it is considered a taxable event. For U.S. federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility.

Each Acquiring Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

If a shareholder does not meet the requirements of the Foreign Account Tax Compliance Act (“FATCA”), each Acquiring Fund may be required to impose a 30% U.S. withholding tax on distributions and proceeds from the sale or other disposition of shares in the Acquiring Fund. FATCA withholding will generally apply to payments of dividends and, after December 31, 2018, payments of gross proceeds from sales of Acquiring Fund shares and distributions of net capital gains made. Shareholders should consult their individual tax advisers regarding the possible implications of this legislation.

For Shares purchased on or after January 1, 2012 and sold thereafter from a taxable account, your intermediary (or Janus, if you hold shares directly with Janus) will report cost basis information to you and to the IRS. Your intermediary (or Janus) will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary’s default method, unless you hold shares directly with Janus in which case each Acquiring Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.

Taxation of the Acquiring Fund

Dividends, interest, and some capital gains received by an Acquiring Fund on non-U.S. securities may be subject to foreign tax withholding or other foreign taxes. If an Acquiring Fund is eligible, it may from year to year make the election permitted under Section 853 of the Code to pass through such taxes to shareholders as a foreign tax credit. If an Acquiring Fund makes such election, foreign taxes paid by the respective Acquiring Fund will be reported to shareholders as income and shareholders may claim a tax credit or deduction for such taxes, subject to certain limitations. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Acquiring Fund.

Certain Acquiring Fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. Each Acquiring Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

Each Acquiring Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Code, including the distribution each year of substantially all its investment company taxable income and net capital gains. It is important that each Acquiring Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If an Acquiring Fund invests in partnerships, it may be subject to state tax liabilities.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Acquiring Fund’s financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Acquiring Fund share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information for the fiscal periods shown has been audited by [            ], whose report, along with the Acquiring Funds’ financial statements, is included in the Annual Reports, which are available upon request, and incorporated by reference into the Acquiring Funds’ SAI.

The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the shares of the Acquiring Funds (assuming reinvestment of all dividends and distributions).

APPENDIX D

GLOSSARY OF INVESTMENT TERMS

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest, as well as some general investment terms. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Joint Proxy Statement/Prospectus.

EQUITY AND DEBT SECURITIES

Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity “weighted” according to the percentage of net assets that it represents.

Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund’s NAV.

Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to “Municipal lease obligations” below.

Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).

Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund’s duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.

Equity securities generally include domestic and non-U.S. common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”

Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to “Municipal securities” below.

Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

Mortgage dollar rolls are transactions in which a Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.

Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.

Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

FUTURES, OPTIONS, AND OTHER DERIVATIVES

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps, and futures contracts.

Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on non-U.S. currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent a Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Inflation-linked swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

Cash sweep program is an arrangement in which a Fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.

Diversification is a classification given to a fund under the 1940 Act. Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.

Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Fund’s total assets in an industry or group of industries.

Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Fund increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects a Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing a Fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject a Fund to leveraged market exposure to commodities. In addition, a Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.

Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

Net long is a term used to describe when a Fund’s assets committed to long positions exceed those committed to short positions.

Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

Short sales in which a Fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

APPENDIX E

COMPARISON OF STATE LAWS

Comparison of Delaware and Massachusetts State Laws

The laws governing Massachusetts business trusts and Delaware statutory trusts have similar effect, but they differ in certain respects. Both the Massachusetts Business Trust Law (the “MA Statute”) and the Delaware Statutory Trust Act (the “DE Statute”) permit a trust’s governing instrument to contain provisions relating to shareholder rights and removal of trustees, and provide trusts with the ability to amend or restate the trust’s governing instruments. However, the MA Statute is silent on many of the salient features of a Massachusetts business trust (a “MA Trust”) whereas the DE Statute provides guidance and offers a significant amount of operational flexibility to Delaware statutory trusts (a “DE Trust”). The DE Statute provides that the shareholders and trustees of a DE Trust are not liable for obligations of the trust. Under the MA Statute, shareholders and trustees are potentially liable for trust obligations. The DE Statute authorizes the trustees to take various actions without requiring shareholder approval if permitted by a fund’s governing instruments. For example, trustees may have the power to amend the DE Trust’s trust instrument, merge or consolidate a fund with another entity and to change the DE Trust’s domicile, in each case without a shareholder vote.

The following is a discussion of only certain material differences between the DE Statute and MA Statute, as applicable, and is not a complete description of those documents or law. Further information about each Fund’s current trust structure is contained in such Fund’s organizational documents and in relevant state law.

	Delaware Statutory Trust	Massachusetts Business Trust
Governing Documents/ Governing Body	A DE Trust is formed by the filing of a certificate of trust with the Delaware Secretary of State. A DE Trust is an unincorporated association organized under the DE Statute whose operations are governed by its governing document (which may consist of one or more documents). Its business and affairs are managed by or under the direction of one or more trustees. As described in this chart, DE Trusts are granted a significant amount of organizational and operational flexibility. Delaware law makes it easy to obtain needed shareholder approvals, and also permits the management of a DE Trust to take various actions without being required to make state filings or obtain shareholder approval.	A MA Trust is created by the trustees’ execution of a written declaration of trust. A MA Trust is required to file the declaration of trust with the Secretary of the Commonwealth of Massachusetts and with the clerk of every city or town in Massachusetts where the trust has a usual place of business. A MA Trust is a voluntary association with transferable shares of beneficial interests, organized under the MA Statute. A MA Trust is considered to be a hybrid, having characteristics of both corporations and common law trusts. A MA Trust’s operations are governed by a trust document and bylaws. The business and affairs of a MA Trust are managed by or under the direction of a board of trustees. MA Trusts are also granted a significant amount of organizational and operational flexibility. The MA Statute is silent on most of the salient features of MA Trusts, thereby allowing trustees to freely structure the MA Trust. The MA Statute does not specify what information must be contained in the declaration of trust, nor does it require a registered officer or agent for service of process.
Ownership Shares of Interest	Under both the DE Statute and the MA Statute, the ownership interests in a DE Trust and MA Trust, as applicable, are denominated as “beneficial interests” and are held by “beneficial owners.”

	Delaware Statutory Trust	Massachusetts Business Trust
Series and Classes	Under the DE Statute, the governing document may provide for classes, groups or series of shares, having such relative rights, powers, and duties as shareholders set forth in the governing document. Such classes, groups or series may be described in a DE Trust’s governing document or in resolutions adopted by its trustees.	The MA Statute is silent as to any requirements for the creation of such series or classes. As a matter of practice, MA Trusts routinely create such series and classes.
Shareholder Voting Rights	Under the DE Statute, the governing document may set forth any provision relating to trustee and shareholder voting rights, including the withholding of such rights from certain trustees or shareholders. If voting rights are granted, the governing document may contain any provision relating to the exercise of voting rights. No state filing is necessary and, unless required by the governing document, shareholder approval is not needed.	There is no provision in the MA Statute addressing voting by the shareholders of a MA Trust.
Quorum	Under the DE Statute, the governing document may set forth any provision relating to quorum requirements at meetings of shareholders.	There is no provision in the MA Statute addressing quorum requirements at meetings of shareholders of a MA Trust.
Shareholder Meetings	Neither the DE Statute nor the MA Statute mandates an annual shareholders’ meeting.
Organization at Meetings	Neither the DE Statute nor the MA Statute contain provisions relating to the organization of shareholder meetings.
Record Dates	Under the DE Statute, the governing document may provide for record dates.	There is no record date provision in the MA Statute.
Qualification and Election of Trustees	Under the DE Statute, the governing documents may set forth the manner in which trustees are elected and qualified.	The MA Statute does not contain provisions relating to the election and qualification of trustees of a MA Trust.
Removal of Trustees	Under the DE Statute, the governing documents of a DE Trust may contain any provision relating to the removal of trustees; provided, however, that there shall at all times be at least one trustee of a DE Trust.	The MA Statute does not contain provisions relating to the removal of trustees of a MA Trust.
Restriction on Transfer	Neither the DE Statute nor the MA Statute contain provisions relating to the ability of a DE Trust or MA Trust, as applicable, to restrict transfers of beneficial interests.
Preemptive Rights and Redemption of Shares	Under each of the DE Statute and the MA Statute, a governing document may contain any provision relating to the rights, duties, and obligations of the shareholders.
Liquidation Upon Dissolution or Termination Event	Under the DE Statute, a DE Trust that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations, including those that are contingent, conditional and unmatured, and all known claims and obligations for which the claimant is unknown. Any remaining assets shall be distributed to the shareholders or as otherwise provided in the governing document.	The MA Statute has no provisions pertaining to the liquidation of a MA Trust.

	Delaware Statutory Trust	Massachusetts Business Trust
Shareholder Liability	Under the DE Statute, except to the extent otherwise provided in the governing document of a DE Trust, shareholders of a DE Trust are entitled to the same limitation of personal liability extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.	The MA Statute does not include an express provision relating to the limitation of liability of the shareholders of a MA Trust. The shareholders of a MA Trust could potentially be held personally liable for the obligations of the trust, notwithstanding an express provision in the governing document stating that the shareholders are not personally liable in connection with trust property or the acts, obligations or affairs of the MA Trust.
Trustee/Director Liability

Subject to the provisions in the governing document, the DE Statute provides that a trustee or any other person managing the DE Trust, when acting in such capacity, will not be personally liable to any person other than the DE Trust or a shareholder of the DE Trust for any act, omission or obligation of the DE Trust or any trustee.

The DE Statute provides that trustees of a statutory trust that is registered as an investment company under the 1940 Act shall have the same fiduciary duties as directors of private corporations for profit organized under the General Corporation Law of the State of Delaware, unless otherwise provided in the governing document of the statutory trust.

To the extent that at law or in equity a trustee has duties (including fiduciary duties) and liabilities to the DE Trust and its shareholders, such duties and liabilities may be expanded or restricted by the governing document.

The MA Statute does not include an express provision limiting the liability of the trustee of a MA Trust. The trustees of a MA Trust could potentially be held personally liable for the obligations of the trust.
Indemnification	Subject to such standards and restrictions as may be contained in the governing document of a DE Trust, the DE Statute authorizes a DE Trust to indemnify and hold harmless any trustee, shareholder or other person from and against any and all claims and demands.	The MA Statute is silent as to the indemnification of trustees, officers, and shareholders.
Insurance	Neither the DE Statute nor the MA Statute contain provisions regarding insurance.
Shareholder Right of Inspection	Under the DE Statute, except to the extent otherwise provided in the governing document of a DE Trust and subject to reasonable standards established by the trustees, each shareholder has the right, upon reasonable demand for any purpose reasonably related to the shareholder’s interest as a shareholder, to obtain from the	There is no provision in the MA Statute relating to shareholder inspection rights.

	Delaware Statutory Trust	Massachusetts Business Trust
DE Trust certain information regarding the governance and affairs of the DE Trust, including a current list of the name and last known address of each beneficial owner and trustee. In addition, the DE Statute permits the trustees of a DE Trust to keep confidential from shareholders for such period of time as deemed reasonable any information that the trustees in good faith believe would not be in the best interest of the DE Trust to disclose or that could damage the DE Trust or that the DE Trust is required by law or by agreement with a third party to keep confidential.
Derivative Actions	Under the DE Statute, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (a) was a shareholder at the time of the transaction complained about or (b) acquired the status of shareholder by operation of law or pursuant to the governing document from a person who was a shareholder at the time of the transaction. A shareholder’s right to bring a derivative action may be subject to such additional standards and restrictions, if any, as are set forth in the governing document.	There is no provision under the MA Statute regarding derivative actions.
Arbitration of Claims	The DE Statute provides flexibility as to providing for arbitration pursuant to the governing documents of a DE Trust.	There is no provision under the MA Statute regarding arbitration.
Amendments to Governing Documents	The DE Statute provides broad flexibility as to the manner of amending and/or restating the governing document of a DE Trust. Amendments to the declaration that do not change the information in the DE Trust’s certificate of trust are not required to be filed with the Delaware Secretary of State.	The MA Statute provides broad flexibility as to the manner of amending and/or restating the governing document of a MA Trust. The MA Statute provides that the trustees shall, within thirty days after the adoption of any amendment to the declaration of trust, file a copy with the Secretary of the Commonwealth of Massachusetts and with the clerk of every city or town in Massachusetts where the trust has a usual place of business.

APPENDIX F

FORM OF PROXY CARD

F-1

STATEMENT OF ADDITIONAL INFORMATION

[            ]

Relating to the acquisition of the assets of

HENDERSON INTERNATIONAL OPPORTUNITIES FUND, a series of Henderson Global Funds

HENDERSON GLOBAL EQUITY INCOME FUND, a series of Henderson Global Funds

HENDERSON EUROPEAN FOCUS FUND, a series of Henderson Global Funds

HENDERSON STRATEGIC INCOME FUND, a series of Henderson Global Funds

HENDERSON ALL ASSET FUND, a series of Henderson Global Funds

HENDERSON INTERNATIONAL LONG/SHORT EQUITY FUND, a series of Henderson Global Funds

HENDERSON DIVIDEND & INCOME BUILDER FUND, a series of Henderson Global Funds by and in exchange for shares of beneficial interest of

JANUS HENDERSON INTERNATIONAL OPPORTUNITIES FUND, a series of Janus Investment Fund

JANUS HENDERSON GLOBAL EQUITY INCOME FUND, a series of Janus Investment Fund

JANUS HENDERSON EUROPEAN FOCUS FUND, a series of Janus Investment Fund

JANUS HENDERSON STRATEGIC INCOME FUND, a series of Janus Investment Fund

JANUS HENDERSON ALL ASSET FUND, a series of Janus Investment Fund

JANUS HENDERSON INTERNATIONAL LONG/SHORT EQUITY FUND, a series of Janus Investment Fund

JANUS HENDERSON DIVIDEND & INCOME BUILDER FUND, a series of Janus Investment Fund

JANUS INVESTMENT FUND

151 Detroit Street

Denver, Colorado 80206

1-800-525-3713 (if you hold Class D Shares)

1-800-525-0020 (if you hold shares through a plan

sponsor, broker-dealer, or other intermediary)

HENDERSON GLOBAL FUNDS 737 North Michigan Avenue, Suite 1700 Chicago, Illinois 60611 1-866-3HENDERSON (1-866-343-6337)

The Information in this Statement of Additional Information is not complete and may be changed. We may not sell these Securities until the Registration Statement filed with the U.S. Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

December 30, 2016

Subject to Completion, Dated December 30, 2016

	Class A Shares Ticker	Class C Shares Ticker	Class D Shares† Ticker	Class I Shares Ticker	Class N Shares Ticker	Class R Shares Ticker
Income
Janus Henderson Global Equity Income Fund						N/A
Janus Henderson Strategic Income Fund						N/A
Janus Henderson Dividend & Income Builder Fund						N/A
Global/International
Janus Henderson International Opportunities Fund
Janus Henderson All Asset Fund						N/A
Regional
Janus Henderson European Focus Fund						N/A
Alternative
Janus Henderson International Long/Short Equity Fund						N/A

Janus Investment Fund

Statement of Additional Information

†	Class D Shares are closed to certain new investors.

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the Joint Proxy Statement/Prospectus for Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class N Shares, and Class R Shares (collectively, the “Shares”) of the Funds listed above (each, a “Fund” and collectively, the “Funds”), each of which is a newly formed separate series of Janus Investment Fund, a Massachusetts business trust (the “Trust”). Each of these series of the Acquiring Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Certain Funds do not offer all classes of Shares.

The Board of Trustees of the Trust (the “Board of Trustees,” “Board,” or “Trustees”) has approved an agreement and plan of reorganization regarding each Fund that provides for (i) the Fund’s acquisition of all of the assets of a series (each series, a “Target Fund” and collectively, the “Target Funds”) of Henderson Global Funds (the “Henderson Trust”) in exchange for newly issued common shares of the Fund (also referred to herein and in the Joint Proxy Statement/Prospectus as an “Acquiring Fund”) and the Fund’s assumption of all of the liabilities of such Target Fund; and (ii) the pro rata distribution of the Fund’s newly issued common shares received by the Target Fund to the Target Fund’s common shareholders as part of the liquidation of such Target Fund, subject to approval by shareholders of the Target Fund and other conditions (each, a “Merger” and collectively, the “Mergers”).

This SAI is not a Prospectus and should be read in conjunction with the Funds’ Joint Proxy Statement/Prospectus dated [                ], 2016, relating to the Mergers and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). This SAI contains additional and more detailed information about the Funds’ operations and activities than the Joint Proxy Statement/Prospectus.

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS,

AND INVESTMENT STRATEGIES AND RISKS

JANUS INVESTMENT FUND

This Statement of Additional Information includes information about 7 series of the Trust. Each Fund is a newly formed series of the Trust, an open-end, management investment company, formed for the purpose of consummating the Merger of each Target Fund into the applicable Acquiring Fund. The Funds will commence operations upon the closing of the Mergers.

CLASSIFICATION

The Investment Company Act of 1940, as amended (the “1940 Act”), classifies mutual funds as either diversified or nondiversified. Janus Henderson International Long/Short Equity Fund is classified as nondiversified. Janus Henderson International Opportunities Fund, Janus Henderson Global Equity Income Fund, Janus Henderson European Focus Fund, Janus Henderson Strategic Income Fund, Janus Henderson All Asset Fund, and Janus Henderson Dividend & Income Builder Fund are classified as diversified.

ADVISER

Janus Capital Management LLC (“Janus Capital” or “Janus”) will be the investment adviser for each Fund and will be responsible for the general oversight of each sub-adviser.

SUB-ADVISER

Henderson Investment Management Limited (“HIML”) will be the investment sub-adviser for each Fund.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS

The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Funds.

None of the Funds may:

(1)  Excluding the Janus Henderson International Long/Short Equity Fund, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(2)  Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities), except that for Janus Henderson All Asset Fund, investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation.

(3)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(4)  Lend any security or make any other loan if, as a result, more than one-third of a Fund’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

(5)  Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

(6)  Borrow money, except as permitted under the 1940 Act.

(7)  Invest directly in real estate or interests in real estate; however, a Fund may own debt or equity securities issued by companies engaged in those businesses.

As a fundamental policy, a Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Fund.

The Board of Trustees (“Trustees”) has adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

(1)  If a Fund is an underlying fund in a Janus fund of funds, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) of the 1940 Act and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) of the 1940 Act.

(2)  The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, each Fund may engage in short sales other than against the box, which involve selling a security that a Fund borrows and does not own. The Trustees may impose limits on a Fund’s investments in short sales, as described in the Fund’s Joint Proxy Statement/Prospectus. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.

(3)  The Funds do not intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

(4)  A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund’s net asset value (“NAV”), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

(5)  The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds’ investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“Rule 144A Securities”), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of liquidity factors affecting the security.

(6)  The Funds may not invest in companies for the purpose of exercising control of management.

Under the terms of an exemptive order received from the Securities and Exchange Commission (“SEC”), each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs, and interfund loans are subject to the risk that the borrowing Fund may be unable to repay the loan when due. While it is expected that a Fund may borrow money through the program to satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may elect to not participate in the program during times of market uncertainty or distress or for other reasons.

For purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

For purposes of the Funds’ fundamental policy related to investments in real estate, the policy does not prohibit the purchase of securities directly or indirectly secured by real estate or interests therein, or issued by entities that invest in real estate or interests therein, such as, but not limited to, corporations, partnerships, real estate investment trusts (“REITs”), and other REIT-like entities, such as foreign entities that have REIT characteristics.

For purposes of each Fund’s policies on investing in particular industries, each Fund relies, or invest in underlying funds which rely, primarily on industry or industry group classifications under the Global Industry Classification Standard (“GICS”) developed by MSCI with respect to equity investments and classifications published by Bloomberg Barclays for fixed-income investments. Funds with both equity and fixed-income components will rely on industry classifications published by Bloomberg L.P. To the extent that the above classifications are so broad that the primary economic characteristics in a single class are materially different, a Fund may further classify issuers in accordance with industry classifications consistent with relevant SEC staff interpretations. The Funds may change any source used for determining industry classifications without prior shareholder notice or approval.

INVESTMENT STRATEGIES AND RISKS

This section discusses investment strategies of the Funds. In the case of Funds that operate as a fund of funds, these strategies may also apply to the underlying Janus funds in which the Fund may invest. This section also details the risks associated with each investment strategy because each investment vehicle and technique contributes to the Funds’ overall risk profiles.

Diversification

Funds are classified as either “diversified” or “nondiversified.” Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act is not subject to the same restrictions and therefore has the ability to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” This gives a fund that is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a fund.

Cash Position

As discussed in the Joint Proxy Statement/Prospectus, a Fund’s cash position may temporarily increase under various circumstances. Securities that the Funds may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments and cash equivalent securities. Each Fund may also invest in affiliated or non-affiliated money market funds. (Refer to “Investment Company Securities.”)

Commercial Paper.  Commercial paper refers to short-term, unsecured promissory notes issued by banks, corporations and other borrowers to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Each Fund may invest in commercial paper that is rated Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or A-1 by Standard & Poor’s Ratings Services (“S&P”) or, if not rated by Moody’s or S&P, is issued by a company having an outstanding debt issue rated Aaa or Aa by Moody’s or AAA or AA by S&P. Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include credit risk and liquidity risk.

Illiquid Investments

Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable), including securities that are purchased in private placements. The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization (“NRSRO”). Investments in Rule 144A Securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes affecting the security. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Funds’ liquidity procedures if traded in that market. Such securities will be treated as “restricted” if traded in the United States because foreign securities are not registered for sale under the Securities Act of 1933, as amended (the “1933 Act”).

If illiquid securities exceed 15% of a Fund’s net assets after the time of purchase, the Fund will take steps to reduce its holdings of illiquid securities in an orderly fashion. Because illiquid securities may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of a Fund to decline.

Each Fund may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in this percentage resulting from changes in values of assets will not constitute a violation of such limitation. Each Fund may make an initial investment of up to 0.5% of its total assets in any one venture capital company. A Fund may not invest in aggregate more than 1% of its total assets, measured at the time of the subsequent purchase, in any one venture capital company.

Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so due to restrictions on their sale. In addition, the Funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Fund’s NAV.

Securities Lending

Under procedures adopted by the Trustees, certain Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete, among other things, certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. Certain Funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a Fund cannot vote the shares. The Funds have discretion to pull back lent shares before proxy record dates and vote proxies if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If a Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser. An investment in a cash management vehicle is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause a Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Funds and the affiliated cash management vehicle in which the cash collateral is invested, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Funds and the cash management vehicle. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing the cash management vehicle used for the securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Funds may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

Equity Securities

The Funds may invest in equity securities, which include, but are not limited to, common and preferred stocks, securities convertible or exchangeable into common stock, and warrants.

Common Stock.  Common stock represents a proportionate share of the ownership of a company. Common stocks sometimes are divided into several classes, with each class having different voting rights, dividend rights, or other differences in their rights and priorities. The value of a stock is based on the market’s assessment of the current and future success of a company’s business, any income paid to stockholders, the value of the company’s assets, and general market conditions. The value of a stock may also be adversely affected by other factors such as accounting irregularities, actual or perceived weaknesses in corporate governance practices of a company’s board or management, and changes in company management. Common stock values can fluctuate dramatically over short periods.

Preferred Stock.  A preferred stock represents an ownership interest in a company, but pays dividends at a specific rate and has priority over common stock in payment of dividends and liquidation claims. Preferred stock dividends are generally cumulative, noncumulative, or participating. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. Like debt securities, the value of a preferred stock often fluctuates more in response to changes in interest rates and the creditworthiness of the issuer, rather than in response to changes in the issuer’s profitability and business prospects. Preferred stock is subject to similar risks as common stock and debt securities.

Convertible Security.  A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security, such as a “convertible preferred stock,” provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. Like a common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. As with a fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.

A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Synthetic convertible securities are created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the convertible component would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

Warrants.  Warrants constitute options to purchase equity securities at a specific price and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying equity securities. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the common stock to rise. The price of a warrant may be more volatile than the price of its underlying security. A warrant becomes worthless if it is not exercised within the specified time period.

Special Purpose Acquisition Companies.  Certain Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC typically invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities, and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to timely identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. To the extent the SPAC is invested in cash or similar securities while awaiting an acquisition opportunity, a Fund’s ability to meet its investment objective may be negatively impacted. In addition, SPACs, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Financial Services Sector Risk

To the extent a Fund invests a significant portion of its assets in the financial services sector, that Fund will have more exposure to the risks inherent to the financial services sector. Financial services companies may be adversely affected by changes in regulatory framework or interest rates that may negatively affect financial services businesses; exposure of a financial institution to a nondiversified or concentrated loan portfolio; exposure to financial leverage and/or investments or agreements that, under certain circumstances, may lead to losses; and the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all financial services companies.

Natural Disasters and Extreme Weather Conditions

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Cyber Security Risk

With the increased use of the Internet to conduct business, the Funds are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Funds’ operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Funds’ websites. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.

Cyber security failures or breaches by the Funds’ third party service providers (including, but not limited to, Janus Capital, custodians, transfer agents, and financial intermediaries), or the sub-advisers (if applicable) may cause disruptions and impact the service providers’ and the Funds’ business operations, potentially resulting in financial losses, the inability of fund shareholders to transact business and the mutual funds to process transactions, inability to calculate a Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds may incur incremental costs to prevent cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While Janus Capital has established business continuity plans and risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cyber-attack tactics. As such, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Funds cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Foreign Securities

Each Fund may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities may include, but are not necessarily limited to, corporate debt securities of foreign issuers, preferred or preference stock of foreign issuers, certain foreign bank obligations, and U.S. dollar or foreign currency-denominated obligations of foreign governments or supranational entities or their subdivisions, agencies, and instrumentalities. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because a Fund’s performance may depend on factors other than the performance of a particular company. These factors include:

Currency Risk.  As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

Political and Economic Risk.  Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Fund’s assets from that country. Further, acts of terrorism in other countries may cause uncertainty in the financial markets and adversely affect the performance of the issuers to which a Fund has exposure. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Regulatory Risk.  There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

Foreign Market Risk.  Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for a Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Fund. Such factors may hinder a Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.

Geographic Investment Risk.  To the extent a Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on a Fund’s performance.

Transaction Costs.  Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Eurozone Risk.  A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU.

Certain countries in the EU, particularly Greece, Ireland, and Portugal, have had to accept assistance from supra governmental agencies such as the International Monetary Fund and the European Financial Service Facility. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

On June 23, 2016, the United Kingdom voted via referendum to leave the EU, which led to significant market volatility around the world, as well as political, economic, and legal uncertainty. It is expected that the United Kingdom’s exit from the EU (known as “Brexit”) will take place within two years after the United Kingdom formally notifies the European Council of its intention to withdraw. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

In addition, certain European countries have recently experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from a Fund’s performance to the extent the Fund is exposed to such interest rates.

Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Emerging Markets.  Within the parameters of its specific investment policies, each Fund may invest its assets in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries as previously discussed under “Foreign Securities.” The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Fund’s investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business.

The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. Further, a Fund’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities. The Funds may be subject to emerging markets risk to the extent that they invest in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

[In particular, Janus Henderson Dividend & Income Builder Fund and Janus Henderson Strategic Income Fund may invest in sovereign debt securities of emerging market countries. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair the debtor’s ability or willingness to service its debts in a timely manner.

Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.]

Securities Listed on Chinese Stock Exchanges.  Funds with the ability to invest in foreign securities may invest in securities listed on Chinese stock exchanges or have indirect exposure to these securities through derivative investments. These securities are divided into two classes of shares: China A Shares, the ownership of which is restricted to foreign investors under the Qualified Foreign Individual Investor (“QFII”) structure, and China B Shares, which may be owned by both Chinese and foreign investors. With respect to investments in China A Shares, QFII licenses are granted by the China Securities Regulatory Commission (“CSRC”) and an investment quota is granted by the State Administration of Foreign Exchange (“SAFE”). Janus Capital has been granted a QFII license and investment quota. There can be no assurance that a Fund will receive an investment quota. For Janus funds that receive allocations, a failure to utilize the quota and invest in Chinese local market securities and/or any repatriation of capital by a Fund may result in the permanent loss of the investment quota otherwise available to the Funds or other funds.

With respect to direct China A Shares investments, as a general matter, any capital invested and profits generated cannot be repatriated for a minimum of one year. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, a Fund’s investment in China A Shares would be subject to the Fund’s limit of investing up to 15% of its net assets in illiquid investments. An investment in China A Shares is also generally subject to the risks identified under “Foreign Securities,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China. The China A Shares market may be less liquid and trading prices could be more volatile than other foreign securities markets because of low trading volume and restrictions on movement of capital. Current Chinese tax law is unclear regarding whether capital gains realized on a Fund’s investments in China A Shares will be subject to tax.

People’s Republic of China regulations require QFIIs to entrust assets held in the People’s Republic of China and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in foreign exchange accounts and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital. China A Shares that are traded on the Shanghai or Shenzhen Stock Exchange are traded and held in book-entry form through the China Securities Depository and Clearing Corporation (“CSDCC”). Securities purchased by Janus Capital, in its capacity as a QFII, on behalf of a Fund can currently be received by the CSDCC as credited to a securities trading account maintained in the joint names of Janus Capital and its clients. Janus Capital may not use the account for any other purpose than for maintaining a Fund’s assets. Given that the custody accounts and securities trading account are maintained in the joint names of Janus Capital and its clients, a Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. In particular, there is a risk that creditors of Janus Capital may assert that the securities are owned by Janus Capital and not the Fund, and that a Chinese court, or a court applying Chinese law, would uphold such an assertion, in which case creditors of Janus Capital could seize assets of such Fund.

A fund with the ability to invest in foreign securities may also invest in China A Shares and other eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai-Hong Kong Stock Connect (“Stock Connect”) program. Stock Connect is a securities trading and clearing linked program developed by Hong Kong Exchanges and Clearing Limited (“HKEC”), the SSE, and the China Securities Depository and Clearing Corporation Limited (“ChinaClear”) to permit mutual stock market access between mainland China and Hong Kong. Hong Kong Securities Clearing Company Limited (“HKSCC”), a clearing house operated by HKEC, acts as nominee for participants, such as a fund, accessing Stock Connect Securities.

Since the relevant regulations governing Stock Connect Securities are relatively new and untested, they are subject to change and there is no certainty as to how they will be applied. In particular, the courts may consider that the nominee or custodian, as registered holder of Stock Connect Securities, has full ownership over the Stock Connect Securities rather than a fund as the underlying beneficial owner. HKSCC, as nominee holder, does not guarantee the title to Stock Connect Securities held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, title to these securities, or the rights associated with them such as participation in corporate actions or shareholder meetings cannot be assured. In the event ChinaClear defaults, HKSCC’s liabilities under its market contracts with participants will be limited to assisting participants with claims and the fund may not fully recover its losses or the Stock Connect Securities it owns. Recovery of the fund’s property may also be subject to delays and expenses, which may be material. Further, investors are currently able to trade Stock Connect Securities only up to certain daily maximums. Buy orders and sell orders are offset for purposes of the daily quota, which is applied to all market participants and not specifically to the funds or investment manager. If the daily quota is reached or a stock is recalled from the scope of eligible stocks for trading via the Stock Connect, a fund’s investment program would be adversely impacted.

Risks of Investments in the People’s Republic of China (“PRC”).  In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in the PRC, or having indirect exposure to the PRC through derivative investments, presents additional risks. These additional risks include (without limitation): (i) inefficiencies resulting from erratic growth; (ii) the unavailability of consistently-reliable economic data; (iii) potentially high rates of inflation; (iv) dependence on exports and international trade; (v) relatively high levels of asset price volatility; (vi) small market capitalization and less liquidity; (vii) greater competition from regional economies; (viii) fluctuations in currency exchange rates, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for U.S. dollars; (ix) the relatively small size and absence of operating history of many Chinese companies; (x) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; and (xi) uncertainty with respect to the commitment of the government of the PRC to economic reforms.

Although the PRC has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. As an emerging market, many factors may affect such stability – such as increasing gaps between the rich and poor or agrarian unrest and instability of existing political structures – and may result in adverse consequences to a Fund investing in securities and instruments economically tied to the PRC. Political uncertainty, military intervention and political corruption could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and could result in significant disruption to securities markets.

The PRC is dominated by the one-party rule of the Communist Party. Investments in the PRC are subject to risks associated with greater governmental control over and involvement in the economy. The PRC manages its currency at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. The PRC also may restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to the PRC relatively illiquid, particularly in connection with redemption requests. In addition, the government of the PRC exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.

Natural disasters such as droughts, floods, earthquakes and tsunamis have plagued the PRC in the past, and the region’s economy may be affected by such environmental events in the future. A Fund’s investment in the PRC is, therefore, subject to the risk of such events. In addition, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to a Fund’s investments in the PRC.

Risks of Investments in Russia.  In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in Russia, or having indirect exposure to Russian securities through derivative investments, presents additional risks. Compared to most national securities markets, the Russian securities market is relatively new, and a substantial portion of securities transactions are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards, as compared to U.S. companies, there may be little reliable corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Securities of Russian companies also may experience greater price volatility than securities of U.S. companies.

Because of the relatively recent formation of the Russian securities markets, the underdeveloped state of Russia’s banking and telecommunication system and the legal and regulatory framework in Russia, settlement, clearing and registration of securities transactions are subject to additional risks. Prior to 2013, there was no central registration system for equity share registration in

Russia and registration was carried out either by the issuers themselves or by registrars located throughout Russia. These registrars may not have been subject to effective state supervision or licensed with any governmental entity. In 2013, Russia established the National Settlement Depository (“NSD”) as a recognized central securities depository, and title to Russian equities is now based on the records of the NSD and not on the records of the local registrars. The implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities; however, loss may still occur. Additionally, issuers and registrars remain prominent in the validation and approval of documentation requirements for corporate action processing in Russia, and there remain inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for that Fund to enforce its rights or otherwise remedy the loss.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.

As a result of political and military actions undertaken by Russia, the United States and certain other countries, as well as the EU, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia’s credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact a Fund’s investments in Russian securities. Sanctions could result in the immediate freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact a Fund. Any or all of these potential results could lead Russia’s economy into a recession.

Risks of Investments in Latin American Countries.  In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in Latin American countries, or having indirect exposure to Latin American securities through derivative investments, presents additional risks. Many Latin American countries have experienced, at one time or another, considerable difficulties, including high inflation and high interest rates. In addition, the economies of many Latin American countries are sensitive to fluctuations in commodities prices because exports of agricultural products, minerals, and metals represent a significant percentage of Latin American exports.

Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a Fund invests and, therefore, the value of Fund shares. As noted above, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could have, in the future, very negative effects on the economies and securities markets of certain Latin American countries.

Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital, or the proceeds of sales of securities. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies, and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.

Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts, and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.

Risks of Investments in the Asian Region.  In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in the Asian region, or having indirect exposure to Asian securities through derivative investments, presents additional risks. A Fund’s investments in Asian issuers increases that Fund’s exposure to various risks including, but not limited to, risks associated with volatile securities markets, currency fluctuations, social, political, and regulatory developments, economic environmental events (such as natural disasters), and changes in tax or economic policies, each of which, among others, may be particular to Asian countries or regions.

If a Fund’s investments focus on Asian issuers, its investments will be more sensitive to social, financial, economic, political, and regulatory developments affecting the fiscal stability of a particular country and/or the broader region. Events that negatively affect the fiscal stability of a particular country and/or the broader region may cause the value of the underlying fund’s holdings to decrease, in some cases significantly. As a result, that Fund is likely to be more volatile than a Fund that is more geographically diverse in its investments.

The Asian region within which a Fund may focus its investments comprises countries in various stages of economic and political development. As a result, some countries may have relatively unstable governments or may experience adverse conditions such as overextension of credit, currency devaluations and restrictions, less efficient markets, rising unemployment, high inflation, underdeveloped financial services sectors, heavy reliance on international trade, prolonged economic recessions, and political instability, including military disruption, which could result in significant downturns and volatility in the economies of Asian countries and therefore have an adverse effect on the value of the underlying fund’s portfolio. Certain Asian countries may be vulnerable to trade barriers and other protectionist measures. Some countries have restricted the flow of money in and out of the country. Further, if Asian securities fall out of favor, it may cause the underlying fund to underperform funds that do not focus their investments in a single region of the world.

It is also possible that from time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to social, financial, economic, political, and regulatory developments. The economies of the Asian countries in which the underlying fund invests may be interdependent, which could increase the possibility that conditions in one country will adversely impact the issuers of securities in a different country or region, or that the impact of such conditions will be experienced at the same time by the region as a whole. Likewise, the economies of the Asian region may also be dependent on the economies of other countries, such as the United States and Europe, and events in these economies could negatively impact the economies of the Asian region.

The trading volume on some Asian stock exchanges tends to be much lower than in the United States, and Asian securities of some companies are less liquid and more volatile than similar U.S. securities which could lead to a significant possibility of loss to the underlying fund. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States.

Short Sales

Certain Funds may engage in “short sales against the box.” This technique involves either selling short a security that a Fund owns, or selling short a security that a Fund has the right to obtain, for delivery at a specified date in the future. A Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. A Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

Certain Funds may also engage in other short sales. A Fund may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. In a short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a short sale, the Fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, the Fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund may realize a gain if the security declines in price between those same dates. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold.

The Funds may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

Until a Fund closes its short position or replaces the borrowed security, the Fund may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the Fund’s obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. A Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions. This requirement to segregate assets limits a Fund’s leveraging of its investments and the related risk of losses from leveraging. A Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. Certain Funds’ ability to invest in short sales may be limited, as described in the Fund’s Joint Proxy Statement/Prospectus.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities

Within the parameters of its specific investment policies, each Fund may invest in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For purposes of a Fund’s restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

For federal income tax purposes, holders of zero coupon securities and step coupon securities are required to recognize income even though the holders receive no cash payments of interest during the year. Similarly, holders of payment-in-kind securities must include in their gross income the value of securities they receive as “interest.” In order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the regulations thereunder, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds and non-cash income from payment-in-kind securities. Because a Fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin or may receive non-cash interest payments, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. A Fund may obtain such cash from selling other portfolio holdings, which may cause that Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the amount of cash available for investment by a Fund, to reduce the assets to which Fund expenses could be allocated, and to reduce the rate of return for that Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Additionally, such securities may be subject to heightened credit and valuation risk.

Pass-Through Securities

The Funds may invest in various types of pass-through securities, such as commercial and residential mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the Funds.

Agency Mortgage-Related Securities.  The most common type of pass-through securities is mortgage-backed securities. Government National Mortgage Association (“Ginnie Mae”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation (“Freddie Mac”) issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

The Federal National Mortgage Association (“Fannie Mae”) issues guaranteed mortgage pass-through certificates (“Fannie Mae Certificates”). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac. As of the date of this SAI, Fannie Mae and Freddie Mac remain under conservatorship.

In addition, the future for Fannie Mae and Freddie Mac is uncertain as the U.S. Government is considering multiple options, ranging on a spectrum from significant reform, nationalization, privatization, consolidation, to outright elimination of these entities. Congress is considering several pieces of legislation that would reform Fannie Mae and Freddie Mac, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure, and corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on these guaranteeing entities.

Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers and/or investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of a Fund, if relevant. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

The Funds’ investments in mortgage-backed securities, including privately issued mortgage-related securities where applicable, may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Asset-Backed Securities.  Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases, and syndicated bank loans. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

Privately Issued Mortgage-Related Securities.  Privately issued mortgage-related securities are pass-through pools of conventional residential mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, Janus Capital determines that the securities meet the Funds’ quality standards. Securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in Janus Capital’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid.

Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the United States has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

A Fund may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as a Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as a Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, Janus Capital takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, a Fund may invest more or less than 25% of its total assets in privately issued mortgage-related securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Commercial Mortgage-Backed Securities.  A Fund may invest in commercial mortgage-backed securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities.  Other mortgage-related securities in which a Fund may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including collateralized mortgage obligation residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing. In addition, a Fund may invest in any combination of mortgage-related interest-only or principal-only debt.

Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.

There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U.S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is Ginnie Mae.

Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events.

Adjustable Rate Mortgage-Backed Securities.  A Fund may invest in adjustable rate mortgage-backed securities (“ARMBS”), which have interest rates that reset at periodic intervals. Acquiring ARMBS permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBS are based. Such ARMBS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBS behave more like fixed-income securities and less like adjustable rate securities and are subject to the risks associated with fixed-income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Other Types of Pass-Through Securities.  The Funds also may invest in other types of pass-through securities, such as credit-linked trust certificates, traded custody receipts, and participation interests. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Funds’ Joint Proxy Statement/Prospectus may apply.

Investment Company Securities

From time to time, a Fund may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Fund from acquiring: (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund’s total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund’s total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. To the extent a Fund is an underlying fund in a Janus fund of funds, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G). A Fund may invest its cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. A Fund may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To the extent a Fund invests in money market funds or other funds, such Fund will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, to the extent that Janus Capital serves as the investment adviser to underlying funds or investment vehicles in which a Fund may invest, Janus Capital may have conflicting interests in fulfilling its fiduciary duties to both the Fund and the underlying funds or investment vehicles. Money market funds are open-end registered investment companies which have historically traded at a stable $1.00 per share price. In July 2014, the SEC adopted amendments to money market fund regulations (“2014 Amendments”) intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. In general, the 2014 Amendments require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share (similar to all other non-money market mutual funds), instead of at a $1.00 stable share price, as has traditionally been the case. The 2014 Amendments also permit all money market funds to impose liquidity fees and redemption gates for use in times of market stress. The SEC also adopted additional diversification, stress testing, and disclosure measures. The 2014 Amendments represent significant departures from the traditional operation of money market funds and the impact that these amendments might have on money market funds is unclear; however, any impact on the trading and value of money market instruments as a result of the 2014 Amendments may negatively affect a Fund’s return potential. There are various compliance dates for the 2014 Amendments, with the latest being October 2016.

Investment companies may include index-based investments such as exchange-traded funds (“ETFs”), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the Funds, to acquire their securities in excess of the limits of the 1940 Act.

As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based investments and closed-end funds will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). If the market price of shares of an index-based investment or closed-end fund decreases below the price that a Fund paid for the shares and the Fund were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Fund would experience a loss.

Business Development Companies (“BDCs”).  BDCs are a type of closed-end fund regulated under the 1940 Act. BDCs are publicly-traded mezzanine/private equity funds that typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for capital raising. BDCs are unique in that at least 70% of their investments must be made to private U.S. businesses and BDCs are required to make available significant managerial assistance to their portfolio companies. BDCs are not taxed on income distributed to shareholders provided they comply with applicable requirements of the Internal Revenue Code. BDCs have expenses associated with their operations. Accordingly, a Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based fees, charged by the BDCs in which it invests.

Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective, and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a premium or discount to their NAV.

Exchange-Traded Notes

Certain Funds may invest in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities, and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in a Fund’s total return. A Fund may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital or the sub-adviser, as applicable, will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. As senior debt securities, ETNs rank above the issuing company’s other securities in the event of a bankruptcy or liquidation, which means a Fund would be in line to receive repayment of its investment before certain of the company’s other creditors. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Equity-Linked Notes

An equity-linked note (“ELN”) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “underlying equity”). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an underlying equity. A Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter (“OTC”) markets, including Rule 144A securities. A Fund may also purchase ELNs in a privately negotiated transaction with the issuer of the ELNs (or its broker-dealer affiliate). A Fund may or may not hold an ELN until its maturity.

Equity-linked securities also include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES) and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Depositary Receipts

Each Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, regulatory risk, market risk, and geographic investment risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds’ Joint Proxy Statement/Prospectus.

U.S. Government Securities

To the extent permitted by its investment objective and policies, each Fund may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities, including Treasury Inflation-Protected Securities (“TIPS”), Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the members of the Federal Farm Credit System, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association (“Sallie Mae”) are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.

Inflation-Linked Securities

A Fund may invest in inflation-indexed securities, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to a Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Municipal Obligations

The Funds may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The municipal obligations which a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), and private activity bonds. In addition, a Fund may invest in securities issued by entities whose underlying assets are municipal bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues.

The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

A Fund may invest in longer-term municipal obligations that give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

Other Income-Producing Securities

Other types of income-producing securities that the Funds may purchase include, but are not limited to, the following types of securities:

Inverse Floaters.  Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money, or its NAV could decline by the use of inverse floaters.

When-Issued, Delayed Delivery and Forward Commitment Transactions.  A Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, a Fund will segregate or “earmark” liquid assets in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated or “earmarked.”

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, a Fund could miss a favorable price or yield opportunity. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.

A Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Standby Commitments.  Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities.

A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

Strip Bonds.  Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender Option Bonds.  Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security’s liquidity.

The Funds will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

Variable and Floating Rate Obligations.  These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to most effectively use these investments, the portfolio managers and/or investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers and/or investment personnel incorrectly forecast such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

Real Estate Investment Trusts (“REITs”) and Real Estate-Linked Derivatives

Within the parameters of its specific investment policies, each Fund may invest in REITs, which are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, a Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase and Reverse Repurchase Agreements

In a repurchase agreement, a Fund purchases an equity or fixed-income security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent a Fund’s collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital’s analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose a Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.

Reverse repurchase agreements are transactions in which a Fund sells an equity or fixed-income security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes, or as part of an inflation-related investment strategy.

Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund’s portfolio, although a Fund’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. A Fund will limit its investments in reverse repurchase agreements to one-third or less of its total assets.

Mortgage Dollar Rolls

Certain Funds may enter into “mortgage dollar rolls,” which are similar to reverse repurchase agreements in certain respects. In a “mortgage dollar roll” transaction, a Fund sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

A Fund’s obligations under a dollar roll agreement must be covered by cash, U.S. Government securities, or other liquid high grade debt obligations equal in value to the securities subject to repurchase by a Fund, and segregated in accordance with 1940 Act requirements. To the extent the Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed security. A Fund is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the “drop,” as well as the interest earned on the cash proceeds of the initial sale.

Successful use of mortgage dollar rolls depends on a Fund’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price.

Callable Securities

Certain Funds, particularly Janus Henderson Dividend & Income Builder Fund and Janus Henderson Global Equity Income Fund, may invest in callable securities. Callable securities give the issuer the right to redeem the security on a given date or dates (known as the call dates) prior to maturity. In return, the call feature is factored into the price of the debt security, and callable debt securities typically offer a higher yield than comparable non-callable securities. Certain securities may be called only in whole (the entire security is redeemed), while others may be called only in part (a portion of the total face value is redeemed) and possibly from time to time as determined by the issuer. There is no guarantee that a Fund will receive higher yields or a call premium on an investment in callable securities.

The period of time between the time of issue and the first call date, known as call protection, varies from security to security. Call protection provides the investor holding the security with assurance that the security will not be called before a specified date. As a result, securities with call protection generally cost more than similar securities without call protection. Call protection will make a callable security more similar to a long-term debt security, resulting in an associated increase in the callable security’s interest rate sensitivity.

Documentation for callable securities usually requires that investors be notified of a call within a prescribed period of time. If a security is called, a Fund will receive the principal amount and accrued interest, and may receive a small additional payment as a call premium. Issuers are more likely to exercise call options in periods when interest rates are below the rate at which the original security was issued, because the issuer can issue new securities with lower interest payments. Callable securities are subject to the risks of other debt securities in general, including prepayment risk, especially in falling interest rate environments.

Loans

Certain Funds may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. The loans in which a Fund may invest may be denominated in U.S. or non-U.S. currencies, including the euro. Some of a Fund’s bank loan investments may be deemed illiquid and therefore would be subject to the Fund’s limit of investing up to 15% of its net assets in illiquid securities, when combined with the Fund’s other illiquid investments.

Bank Loans.  Bank loans are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings, and may be offered on a public or private basis. These investments may include institutionally-traded floating and fixed-rate debt securities. Bank loans often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged and may be distressed or involved in bankruptcy proceedings. The Funds generally invest in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. A Fund may also purchase interests and/or servicing or similar rights in such loans. Assignments and participations involve credit risk, interest rate risk, and liquidity risk. To the extent a Fund invests in non-U.S. bank loan investments, those investments are subject to the risks of foreign investment, including Eurozone risk. Some bank loans may be purchased on a “when-issued” basis.

When a Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a “lender” for purposes of the particular loan agreement. The rights and obligations acquired by a Fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, a Fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. A Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligations or that the collateral could be liquidated.

If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. A Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. A Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by a Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected by a reduction in the Fund’s NAV.

The borrower of a loan in which a Fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.

Bank Obligations.  Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Corporate Loans.  The Funds, particularly Janus Henderson Dividend & Income Builder Fund and Janus Henderson Strategic Income Fund, may invest in corporate loans. Corporate loans have the most senior position in a borrower’s capital structure or share the senior position with other senior debt securities of the borrower (“Corporate Loans”). This capital structure position generally gives holders of Corporate Loans a priority claim on some or all of the borrower’s assets in the event of default. Most of the Funds’ Corporate Loans investments will be secured by specific assets of the borrower. Corporate Loans also have contractual terms designed to protect lenders. Each applicable Fund generally acquires Corporate Loans of borrowers that, in Janus Capital’s or the sub-adviser’s judgment, can make timely payments on their Corporate Loans and that satisfy other credit standards established by Janus Capital or a sub-adviser. Nevertheless, investing in Corporate Loans does involve investment risk, and some borrowers default on their loan payments. Each Fund attempts to manage these risks through careful analyses and monitoring of borrowers.

There is less readily available, reliable information about most Corporate Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities, and thus Janus Capital or a sub-adviser relies primarily on its own evaluation of borrower credit quality rather on any available independent source. As a result, each Fund is particularly dependent on the analytical abilities of Janus Capital or a sub-adviser, as applicable.

Corporate Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Corporate Loans. As a result, Corporate Loans are illiquid, meaning that a Fund may not be able to sell them quickly at a fair price. In addition, the market for Corporate Loans, if any, could be disrupted in the event of an economic downturn or a substantial increase or decrease in the interest rates. However, many Corporate Loans are of a large principal amount and are held by a large number of owners. In the opinion of each of Janus Capital and the applicable sub-adviser, this should enhance their liquidity.

Each Fund may acquire Corporate Loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including Corporate Loans issued in highly leveraged transactions. The Funds may even acquire and retain in its portfolio Corporate Loans of borrowers that have filed for bankruptcy protection. Because of the protective terms of Corporate Loans, each of Janus Capital and the applicable sub-adviser believes that a Fund is more likely to recover more of its investment in a defaulted Corporate Loan than would be the case for most other types of defaulted debt securities. Nevertheless, even in the case of collateralized Corporate Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. In the case of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior position. Uncollateralized Corporate Loans involve a greater risk of loss.

Floating Rate Loans.  A Fund may invest in secured and unsecured floating rate loans. Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an “agent”) for a lending group or “syndicate” of financial institutions. In most cases, a Fund relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as the Fund, and the agent may determine to waive certain covenants contained in the loan agreement that the Fund would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, the Fund may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments. The investment team performs a credit analysis on the borrower but typically does not perform a credit analysis on the agent or other intermediate participants.

Floating rate loans have interest rates that adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks (“Prime Rate”) or the rate paid on large certificates of deposit traded in the secondary markets (“CD rate”). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on LIBOR or CD rate based loans and corporate debt securities may reset periodically. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Fund’s NAV as a result of changes in interest rates. A Fund may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.

While the Funds generally expect to invest in fully funded term loans, certain of the loans in which the Funds may invest may not be fully funded at the time of investment. These types of loans include revolving loans, bridge loans, DIP loans, delayed funding loans, and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower’s discretion. As such, a Fund would need to maintain assets sufficient to meet its contractual obligations. In cases where a Fund invests in revolving loans, bridge loans, DIP loans, delayed funding loans, or delayed draw term loans, the Fund will maintain high-quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to a Fund than investments in floating rate loans or other investments. Loans involving revolving credit facilities, bridge financing, DIP loans, delayed funding loans, or delayed draw terms may require a Fund to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, a Fund may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.

Purchasers of floating rate loans may pay and/or receive certain fees. The Funds may receive fees such as covenant waiver fees or prepayment penalty fees. A Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate loans and that there may be restrictions on their transfer. As a result, a Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

Mezzanine Investments.  Mezzanine loans are secured by the stock of the company that owns the assets acquired with the proceeds of the loan. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.

Other Securities.  The Funds may invest in other types of securities including, but not limited to, subordinated or junior debt, mezzanine loans secured by the stock of the company that owns the assets, corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments), U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-risk/high-yield bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on predetermined dates.

Confidential Information.  With respect to certain loan transactions, including but not limited to private placements, a Fund may determine not to receive confidential information. Such a decision may place the Fund at a disadvantage relative to other investors in loans who determine to receive confidential information, as the Fund may be limited in its available investments or unable to make accurate assessments related to certain investments.

In cases where Janus Capital receives material, nonpublic information about the issuers of loans that may be held in a Fund’s holdings, Janus Capital’s ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information, to the extent required by applicable law. Such limitations on the ability to trade in the loans and/or other securities of the issuer could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In addition, because a Fund becomes a creditor of an issuer when holding a bond, Janus Capital may from time to time participate on creditor committees on behalf of the Funds. These are committees formed by creditors to negotiate with management of the issuer and are intended to protect the rights of bondholders in the event of bankruptcy, bond covenant default, or other issuer-related financial problems. Participation on creditor committees may expose Janus Capital or a Fund to material non-public information of the issuer, restricting such Fund’s ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation on creditor committees may also expose the Funds to federal bankruptcy laws or other laws governing rights of debtors and creditors. Additionally, such participation may subject the Funds to expenses such as legal fees. Janus Capital will only participate on creditor committees on behalf of a Fund when it believes such participation is necessary or desirable to protect the value of portfolio securities or enforce a Fund’s rights as a creditor.

Borrowings

Each of the Funds may borrow money as permitted by the 1940 Act. This borrowing may be unsecured. The 1940 Act requires each Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment fee or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each Fund may, in connection with permissible borrowings, transfer as collateral securities owned by the Fund.

Borrowings by a Fund may result in leveraging of the Fund’s shares. Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund’s shareholders (“leverage risks”) that do not exist for unleveraged funds having a similar investment objective. These leverage risks include a higher volatility of the NAV of a Fund’s shares, increased operating costs and the relatively greater effect of performance on the NAV of the shares. So long as a Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund’s shareholders to realize a higher current net investment income and/or higher NAV than if the Fund were not leveraged. On the other hand, if the interest expense on borrowings approaches the net return on a Fund’s investment portfolio, the benefit of leverage to the Fund’s shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, a Fund’s use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV per share.

Guaranteed Investment Contracts (Funding Agreements)

Certain Funds, particularly Janus Henderson Dividend & Income Builder Fund and Janus Henderson Strategic Income Fund, may invest in funding agreements. Guaranteed investment contracts, or funding agreements, are short-term, privately placed debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund or the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days’ notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions. Although one or more of the other risks described in this SAI may also apply, the risks typically associated with guaranteed investment contracts (funding agreements) include credit risk and liquidity risk.

High-Yield/High-Risk Bonds

Within the parameters of its specific investment policies, each Fund may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor’s Ratings Services and Fitch, Inc., or Ba or lower by Moody’s Investors Service, Inc.), which are also known as “junk bonds.” Each Fund may invest without limit in such bonds.

Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

A Fund may also invest in unrated bonds of foreign and domestic issuers. For the Funds subject to such limit, unrated bonds will be included in each Fund’s limit, as applicable, on investments in bonds rated below investment grade unless its portfolio managers and/or investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund’s portfolio managers and/or investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

Please refer to the “Explanation of Rating Categories” section of this SAI for a description of bond rating categories.

Defaulted Securities

Certain Funds, particularly the Janus Henderson Dividend & Income Builder Fund and the Janus Henderson Strategic Income Fund, may hold defaulted securities if its portfolio managers and/or investment personnel believe, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Funds subject to such limit, defaulted securities will be included in each Fund’s limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers’ and/or investment personnel’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

Financial and Market Risks.  Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

Disposition of Portfolio Securities.  Although the Funds generally will purchase securities for which their portfolio managers and/or investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers and/or investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit a Fund’s ability to readily dispose of securities to meet redemptions.

Other.  Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.

Futures, Options, and Other Derivative Instruments

Certain Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. The Funds may also invest in long-term equity anticipation securities (“LEAPS”). LEAPS are publicly traded options contracts with expiration dates of longer than one year. The longer expiration date of LEAPS offers the opportunity for a Fund to gain exposure to prolonged price changes without having to invest in a combination of shorter-term traditional options contracts. LEAPS may be purchased for individual stocks or for equity indices.

A Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an asset or class of assets that they would be prohibited by their investment restrictions from purchasing directly. A Fund’s ability to use derivative instruments may also be limited by tax considerations. (See “Income Dividends, Capital Gains Distributions, and Tax Status.”)

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:

Counterparty risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced by using collateral and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Futures Contracts.  The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the Fund and the Internal Revenue Code), or contracts based on interest rates and financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies, including, but not limited to: the S&P 500®; the S&P Midcap 400®; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; the LIBOR interest rate; the Euro Bund; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”) or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

Neither the CFTC, National Futures Association (“NFA”), SEC, nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a Fund’s investments in foreign futures transactions may not be provided the same protections in respect of transactions on U.S. exchanges. In particular, a Fund that trades foreign futures contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, as amended (the “Commodity Exchange Act”), the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Similarly, such Fund may not have the protection of the U.S. securities laws.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and currently are maintained in cash or certain other liquid assets held by the Funds. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM’s other customers. Janus Capital or the sub-adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business.

The Funds have filed notices of eligibility for exemption from the definition of the term “commodity pool operator” in accordance with Rule 4.5 of the Commodity Exchange Act and, therefore, the Funds are not subject to regulation as commodity pool operators under the Commodity Exchange Act. The Funds may enter into futures contracts and related options as permitted under Rule 4.5. Amendments to Rule 4.5 adopted in 2012, however, narrowed the exemption from the definition of commodity pool operator and effectively imposed additional restrictions on a Fund’s use of futures, options, and swaps. A Fund will become subject to increased CFTC regulation if the Fund invests more than a prescribed level of its assets in such instruments, or if the Fund markets itself as providing investment exposure to these instruments. If a Fund cannot meet the requirements of Rule 4.5, Janus Capital and such Fund would need to comply with certain disclosure, reporting, and recordkeeping requirements. Such additional requirements would potentially increase a Fund’s expenses, which could negatively impact the Fund’s returns. Janus Capital is registered as a commodity pool operator in connection with the operation of one or more other Janus mutual funds which do not qualify for the Rule 4.5 exemption.

Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because a Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.

The Funds may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. A Fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company’s stock. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund’s obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position.

Similarly, if a Fund holds an individual company’s stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company’s stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If a Fund owns interest rate sensitive securities and the portfolio managers and/or investment personnel expect interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of that Fund’s interest rate futures contract would increase, thereby keeping the NAV of that Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers and/or investment personnel expect interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk. If the portfolio managers’ and/or investment personnel’s view about the direction of interest rates is incorrect, that Fund may incur a loss as the result of investments in interest rate futures.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers and/or investment personnel still may not result in a successful use of futures.

Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Funds. A Fund’s performance could be worse than if the Fund had not used such instruments. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers and/or investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund’s current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests – for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities – which involves a risk that the futures position will not correlate precisely with the performance of such Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund’s investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund’s other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund’s access to other assets held to cover its futures positions also could be impaired.

Options on Futures Contracts.  The Funds may buy and write put and call options on futures contracts with respect to, but not limited to, interest rates, commodities, foreign currencies, and security or commodity indices. A purchased option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

Forward Contracts.  A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Funds may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes the Funds’ principal uses of forward foreign currency exchange contracts (“forward currency contracts”). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund’s assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers and/or investment personnel believe there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”). In addition, a Fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio.

These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund’s currency exposure from one foreign currency to another removes that Fund’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if the portfolio managers’ and/or investment personnel’s projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases which may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

The Funds do not exchange collateral on their forward contracts with their counterparties; however, a Fund will segregate cash or high-grade securities with its custodian in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund’s commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract, or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, a Fund’s ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

Options on Foreign Currencies.  The Funds may buy and write options on foreign currencies either on exchanges or in the OTC market in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is “covered” if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Fund’s custodian.

The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Eurodollar Instruments.  Each Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Additional Risks of Options on Foreign Currencies, Forward Contracts, and Foreign Instruments.  Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC (with the exception of non-deliverable forwards) or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

Options on Securities.  In an effort to increase current income and to reduce fluctuations in NAV, the Funds may write covered and uncovered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. Examples of covering transactions include: (i) for a written put, selling short the underlying instrument at the same or higher price than the put’s exercise price; and (ii) for a written call, owning the underlying instrument. The Funds may write and buy options on the same types of securities that the Funds may purchase directly. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date.

A Fund may cover its obligations on a put option by segregating cash or other liquid assets with the Fund’s custodian for a value equal to: (i) the full notional value of the put for physically settled options; or (ii) the in-the-money value of the put for cash settled options. A Fund may also cover its obligations on a put option by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held: (i) is equal to or greater than the exercise price of the put written; or (ii) is less than the exercise price of the put written if the difference is maintained by that Fund in cash or other liquid assets in a segregated account with its custodian. The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

A Fund may cover its obligations on a call option by segregating cash or other liquid assets with the Fund’s custodian for a value equal to: (i) the current market value, marked-to-market daily, of the underlying security (but not less than the full notional value of the call) for physically settled options; or (ii) the in-the-money value of the call for cash settled options. A Fund may also cover its obligations on a written call option by (i) owning the underlying security covered by the call or having an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund’s custodian) upon conversion or exchange of other securities held in its portfolio; or (ii) holding a call on the same security and in the same principal amount as the call written where the exercise price of the call held: (a) is equal to or less than the exercise price of the call written; or (b) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash or other liquid assets in a segregated account with its custodian.

A Fund would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers and/or investment personnel believe that writing the option would achieve the desired hedge.

The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Fund may not be able to effect closing transactions in particular options and that Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange (“Exchange”) on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”), or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund’s return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated. When a Fund writes a straddle, sufficient assets will be segregated to meet the Fund’s immediate obligations. The Fund may segregate the same liquid assets for both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund expects to segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Options on Securities Indices.  The Funds may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indices may also be based on a particular industry, market segment, or certain currencies such as the U.S. Dollar Index or DXY Index.

Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

Options on Non-U.S. Securities Indices.  The Funds may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Funds may also purchase and write OTC options on foreign securities indices.

The Funds may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Funds may also use foreign securities index options for bona fide hedging and non-hedging purposes.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Funds generally will only purchase or write such an option if Janus Capital or the sub-adviser, as applicable, believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Funds will not purchase such options unless Janus Capital or the sub-adviser, as applicable, believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Fund’s portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers and/or investment personnel may be forced to liquidate portfolio securities to meet settlement obligations. A Fund’s activities in index options may also be restricted by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.

Other Options.  In addition to the option strategies described above and in the Joint Proxy Statement/Prospectus, a Fund may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. Each Fund may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of its net assets, when combined with all other illiquid investments of the Fund. A Fund may use exotic options to the extent that they are consistent with the Fund’s investment objective and investment policies, and applicable regulations.

The Funds may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options, or other spread options.

Outperformance Option – An option that pays the holder the difference in the performance of two assets. The value of an outperformance option is based on the relative difference, i.e. the percentage outperformance of one underlying security or index compared to another. Outperformance options allow a Fund to gain leveraged exposure to the percentage price performance of one security or index over another. The holder of an outperformance option will only receive payment under the option contract if a designated underlying asset outperforms the other underlying asset. If outperformance does not occur, the holder will not receive payment. The option may expire worthless despite positive performance by the designated underlying asset. Outperformance options are typically cash settled and have European-style exercise provisions.

Yield Curve Options – An option whose value is based on the yield spread or yield differential between two securities. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Spread Option – A type of option that derives its value from the price differential between two or more assets, or the same asset at different times or places. Spread options can be written on all types of financial products including equities, bonds, and currencies.

Swaps and Swap-Related Products.  The Funds may enter into swap agreements or utilize swap-related products, including, but not limited to, total return swaps; equity swaps; interest rate swaps; commodity swaps; credit default swaps, including index credit default swaps (“CDXs”) and other event-linked swaps; swap agreements on security or commodity indices; swaps on ETFs; and currency swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). To the extent a Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. A Fund may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a Fund. The Funds will usually enter into total return swaps and interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each swap will be calculated on a daily basis, and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian. If a Fund enters into a swap on other than a net basis, it would maintain segregated assets in the full amount accrued on a daily basis of its obligations with respect to the swap.

Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If there is a default by the other party to such a transaction, the Fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that a Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the over-the-counter market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now requires certain swap agreements to be centrally cleared. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions.

Some types of swaps are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for a Fund. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that includes a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

A Fund normally will not enter into any total return, equity, or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital’s guidelines may be adjusted in accordance with market conditions. Janus Capital or the sub-adviser, as applicable, will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by an NRSRO will meet Janus Capital’s guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than other types of swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the number of total return, equity, or interest rate swap transactions that may be entered into by a Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to a swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described above. Certain swaps, such as total return swaps, may add leverage to a Fund because, in addition to its total net assets, a Fund may be subject to investment exposure on the notional amount of the swap.

Another form of a swap agreement is the credit default swap. A Fund may enter into various types of credit default swap agreements (with notional values not to exceed 10% of the net assets of the Fund; without limit for Janus Adaptive Global Allocation Fund), including OTC credit default swap agreements, for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement. A Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. A Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

A Fund may invest in funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) CDXs or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets.

A fund investing in CDXs is normally only permitted to take long positions in these instruments. A fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. A fund also normally indirectly bears its proportionate share of any expenses paid by a CDX in addition to the expenses of the fund. By investing in CDXs, a fund could be exposed to risks relating to, among other things, the reference obligation, illiquidity risk, counterparty risk, and credit risk.

Regulations enacted by the CFTC under the Dodd-Frank Act require the Funds to clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, a Fund will submit the swap to, and post collateral with, an FCM that is a clearinghouse member. Alternatively, a Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. A Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Funds to losses, increase their costs, or prevent the Funds from entering or exiting swap positions, accessing collateral, or fully implementing their investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Options on Swap Contracts.  Certain Funds may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”). Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Synthetic Equity Swaps.  A Fund may enter into synthetic equity swaps, in which one party to the contract agrees to pay the other party the total return earned or realized on a particular “notional amount” of value of an underlying equity security including any dividends distributed by the underlying security. The other party to the contract makes regular payments, typically at a fixed rate or at a floating rate based on LIBOR or other variable interest rate based on the notional amount. Similar to currency swaps, synthetic equity swaps are generally entered into on a net basis, which means the two payment streams are netted out and a Fund will either pay or receive the net amount. A Fund will enter into a synthetic equity swap instead of purchasing the reference security when the synthetic equity swap provides a more efficient or less expensive way of gaining exposure to a security compared with a direct investment in the security.

Structured Investments.  A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.

Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify a Fund’s gains or losses. The risk of collateral debt obligations depends largely on the type of collateral securing the obligations. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.

[Certain underlying funds may invest in commodity-linked or commodity index-linked securities which have principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices, such as the Goldman Sachs Commodities Index. They are sometimes referred to as structured investments because the terms of the instrument may be structured by the issuer of the instrument and the purchaser of the instrument. The value of these instruments will rise or fall in response to changes in the underlying commodity or related index or investment. An underlying fund’s investment in these instruments exposes the underlying fund and the Fund to the commodities market and the risks associated with commodities underlying the instrument without investing directly in physical commodities. An underlying fund’s indirect exposure to commodities may be limited by the underlying fund’s intention to qualify as a regulated investment company under the Code.]

Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund’s ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each Fund’s net assets, when combined with all other illiquid investments of each Fund.

Market Events

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Funds, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Act provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Funds and the investment management industry as a whole is not yet certain.

Concentration Risk

To the extent a Fund focuses its investments in any single type of investment, including in a given industry, sector, country, region, or types of security, companies in its portfolio may share common characteristics and react similarly to market developments. For example, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Fund’s net asset value. As a result, the Fund may be subject to greater risks and its net asset value may fluctuate more than a fund that does not concentrate its investments.

PORTFOLIO TURNOVER

The portfolio turnover rate of a Fund is calculated by dividing the lesser of purchases or sales of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average of the value of the portfolio securities owned by the Fund during the year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the securities held by a Fund were replaced once during the fiscal year. A Fund cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of a Fund’s investments, and the investment style and/or outlook of the portfolio managers and/or investment personnel. A Fund’s portfolio turnover rate may be higher when a Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Fund performance. Each Fund was formed for the purposes of acquiring all of the assets and liabilities of the corresponding Target Fund. As discussed in detail in the Joint Proxy Statement/Prospectus, following the Merger it is expected that each Fund will have the same portfolio management team as its corresponding Target Fund and will follow the same investment objectives and strategies of the applicable Target Fund. The following table summarizes the portfolio turnover rates for each Target Fund for the last two fiscal years, unless otherwise noted, and is based on information contained in each Target Fund’s public filings.

Target Fund Name	Portfolio Turnover Rate for the fiscal year ended July 31, 2016	Portfolio Turnover Rate for the fiscal year ended July 31, 2015
Income
Henderson Global Equity Income Fund	145%	127%
Henderson Strategic Income Fund	110%	54%
Henderson Dividend & Income Builder Fund	39%	26%
Global/International
Henderson International Opportunities Fund	45%	71%
Henderson All Asset Fund	44%	19%
Regional
Henderson European Focus Fund	62%	75%
Alternative
Henderson International Long/Short Equity Fund	274%	285%

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

•	Full Holdings. Each Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for each Fund at janus.com/info (or under each Fund’s Holdings & Details tab at janus.com/allfunds if you hold Class D Shares).

Each Fund may provide, upon request, historical full holdings on a monthly basis for periods prior to the previous quarter-end subject to a written confidentiality agreement.

•	Top Holdings. Each Fund’s top portfolio holdings, in order of position size and as a percentage of a Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

•	Other Information. Each Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors , and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top performance contributors/detractors may include the percentage of contribution/detraction to Fund performance.

Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

The Janus funds’ Trustees, officers, and primary service providers, including investment advisers identified in this SAI, distributors, administrators, transfer agents, custodians, securities lending agents, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds’ insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings. Any confidentiality agreement entered into regarding disclosure of a Janus fund’s portfolio holdings includes a provision that portfolio holdings are the confidential property of that Janus fund and may not be shared or used directly or indirectly for any purpose (except as specifically provided in the confidentiality agreement), including trading in fund shares.

Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital’s Chief Compliance Officer or Ethics Committee that a Janus fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds’ Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

Under extraordinary circumstances, Janus Capital’s Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus funds shall be pre-approved by the Chief Compliance Officer or a designee.

To the best knowledge of the Janus funds, as of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above under ongoing arrangements with the funds and/or Janus Capital, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of Janus Capital and one or more sub-advisers and their products.

Name	Frequency	Lag Time
Adviser Compliance Associates, LLC	As needed	Current
Alan Biller and Associates	Quarterly	Current
Allianz Investment Management LLC	As needed	Current
ALPS Distributors, Inc.	As needed	Current
AnchorPath Financial, LLC	As needed	Current
Aon Hewitt	As needed	Current
Athena Investment Services	As needed	Current
Barclays Risk Analytics and Index Solutions Limited	Daily	Current

Name	Frequency	Lag Time
Barra, Inc.	Daily	Current
Bloomberg Finance L.P.	Daily	Current
BNP Paribas	Daily	Current
BNP Paribas Prime Brokerage, Inc.	Daily	Current
BNP Securities Corp.	Daily	Current
BNY Mellon Performance and Risk Analytics, LLC	Monthly	Current
Brockhouse & Cooper Inc.	Quarterly	Current
Brown Brothers Harriman & Co.	Daily	Current
Callan Associates Inc.	As needed	Current
Cambridge Associates LLC	Quarterly	Current
Canterbury Consulting Inc.	Monthly	Current
Carr Communications NYC, LLC	As needed	Current
Charles River Brokerage, LLC	As needed	Current
Charles River Systems, Inc.	As needed	Current
Charles Schwab & Co., Inc.	As needed	Current
Command Financial Press Corporation	As needed	2 days
Consulting Services Group, LLC	As needed	Current
Deloitte & Touche LLP	As needed	Current
Deloitte Tax LLP	As needed	Current
DeMarche Associates	As needed	Current
Deutsche Bank AG, New York Branch	As needed	Current
DTCC Loan/SERV LLC	Daily	Current
Eagle Investment Systems LLC	As needed	Current
Envestnet Asset Management Inc.	As needed	Current
Ernst & Young LLP	As needed	Current
FactSet Research Systems, Inc.	As needed	Current
Financial Models Company, Inc.	As needed	Current
FlexTrade LLC	Daily	Current
Frank Russell Company	As needed	Current
FrontSide Analytics, LLC	Daily	Current
HedgeFacts	Weekly	7 days
HeterMedia Services Limited	Monthly	Current
Horizon Investments, LLC	As needed	Current
Infotech Consulting Inc.	Daily	Current
Institutional Shareholder Services, Inc.	Daily	Current
Interactive Data (Europe) Limited	Quarterly	10 days
Interactive Data Pricing and Reference Data LLC	Daily	Current
International Data Corporation	Daily	Current
Investment Technology Group, Inc.	Daily	Current
J.P. Morgan Securities LLC	As needed	Current
Jeffrey Slocum & Associates, Inc.	As needed	Current
KPMG LLP	As needed	Current
LendAmend LLC	As needed	Current
Lipper Inc.	Quarterly	Current
Marco Consulting Group, Inc.	Monthly	Current
Marquette Associates	As needed	Current
Markit EDM Limited	Daily	Current

Name	Frequency	Lag Time
Markit Loans, Inc.	Daily	Current
Mercer Investment Consulting, Inc.	As needed	Current
Merrill Communications LLC	Quarterly	Current
MIO Partners, Inc.	As needed	Current
Momentum Global Investment Management	As needed	Current
Moody’s Investors Service Inc.	Weekly	7 days or more
Morningstar, Inc.	As needed	30 days
New England Pension Consultants	Monthly	Current
Nomura Funds Research & Technologies America Inc.	As needed	Current
Omgeo LLC	Daily	Current
Pacific Life	As needed	Current
Perficient, Inc.	As needed	Current
PricewaterhouseCoopers LLP	As needed	Current
Prima Capital Holding, Inc.	As needed	Current
Prima Capital Management, Inc.	Quarterly	15 days
Protiviti, Inc.	As needed	Current
RR Donnelley and Sons Company	Daily	Current
R.V. Kuhns & Associates	As needed	Current
Rocaton Investment Advisors, LLC	As needed	Current
Rogerscasey, Inc.	Quarterly	Current
Russell/Mellon Analytical Services, LLC	Monthly	Current
SEI Investments	As needed	Current
Serena Software, Inc.	As needed	Current
SimCorp USA, Inc.	As needed	Current
SS&C Technologies, Inc.	As needed	Current
Standard & Poor’s	Daily	Current
Standard & Poor’s Financial Services	Weekly	2 days or more
Standard & Poor’s Securities Evaluation	Daily	Current
State Street Bank and Trust Company	Daily	Current
State Street Global Advisors	Monthly	Current
Stratford Advisory Group, Inc.	As needed	Current
Summit Strategies Group	Monthly; Quarterly	Current
The Ohio National Life Insurance Company	As needed	Current
Thomson Reuters (Markets) LLC	Daily	Current
Thrivent Financial for Lutherans	As needed	Current
Top Five Solutions LLC	As needed	Current
Tower Investment	As needed	30 days
Towers Watson	As needed	Current
TradingScreen Inc.	As needed	Current
TriOptima AB	Daily	Current
UBS Global Asset Management	As needed	Current
Wachovia Securities LLC	As needed	Current
Wall Street On Demand, Inc.	Monthly; Quarterly	30 days; 15 days
Wilshire Associates Incorporated	As needed	Current
Wolters Kluwer Financial Services, Inc.	Monthly	Current
Zephyr Associates, Inc.	Quarterly	Current

In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information. Under no circumstance does Janus Capital, a Janus mutual fund, or other party receive any compensation in connection with the arrangements to release portfolio holdings information to any of the described recipients of the information.

Janus Capital manages other accounts such as separately managed accounts, other pooled investment vehicles, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds’ portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Funds’ portfolio holdings disclosure policies.

INVESTMENT ADVISER AND SUBADVISER

INVESTMENT ADVISER – JANUS CAPITAL MANAGEMENT LLC

As stated in the Joint Proxy Statement/Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. (“JCGI”), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

Each Fund’s Advisory Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Funds’ Trustees who are not parties to the Advisory Agreements or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Trustees”), and by either the Funds’ Trustees or the affirmative vote of a majority of the outstanding voting securities of each Fund. Each Advisory Agreement: (i) may be terminated, without the payment of any penalty, by a Fund’s Trustees, or the vote of at least a majority of the outstanding voting securities of a Fund, or Janus Capital, on 60 days’ advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of that Fund.

Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds’ investments, provide office space for the Funds and certain other advisory-related services. Each Fund pays custodian fees and expenses, any brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and audit expenses, interest and taxes, a portion of trade or other investment company dues and expenses, expenses of shareholders’ meetings, mailing of prospectuses, statements of additional information, and reports to shareholders, fees and expenses of all Fund Trustees, other costs of complying with applicable laws regulating the sale of Fund shares, compensation to the Funds’ transfer agent, and other costs, including shareholder servicing costs. As discussed in this section, Janus Capital has delegated certain management duties for the Funds to HIML pursuant to sub-advisory agreements (“Sub-Advisory Agreements”) between Janus Capital and HIML.

The Trust and Janus Capital have received an exemptive order from the SEC that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain sub-advisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain sub-advisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to sub-advisers that are not affiliated with the Trust or Janus Capital (“non-affiliated sub-advisers”), as well as any sub-adviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned sub-advisers”).

Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any sub-adviser and allocate and, as appropriate, reallocate a Fund’s assets among Janus Capital and any other non-affiliated sub-advisers or wholly-owned sub-advisers (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser). To the extent that a Fund’s assets are allocated to one or more sub-advisers, Janus Capital, subject to oversight and supervision by the Trustees, has responsibility to oversee any sub-adviser to a Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a sub-adviser for a Fund. The order also permits a Fund to disclose sub-advisers’ fees only in the aggregate. In the event that Janus Capital hires a new sub-adviser pursuant to the manager-of-managers structure, the affected Janus fund would provide shareholders with information about the new sub-adviser and sub-advisory agreement within 90 days.

The Trustees and the initial shareholder of each Fund have approved the use of a manager-of-managers structure.

Janus Capital also serves as administrator and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Funds, including, but not limited to, NAV determination, portfolio accounting, recordkeeping, blue sky registration and monitoring services, preparation of prospectuses and other Fund documents, and other services for which the Funds reimburse Janus Capital for its out-of-pocket costs. Each Fund also pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services that Janus Capital (or any sub-adviser, as applicable) provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds.

Many of these costs vary from year to year which can make it difficult to predict the total impact to your Fund’s expense ratio, in particular during times of declining asset values of a Fund. Certain costs may be waived and/or reimbursed by Janus Capital pursuant to an expense limitation agreement with a Fund.

A discussion regarding the basis for the Trustees’ approval of the Funds’ Investment Advisory Agreements and Sub-Advisory Agreements (as applicable) is included in each Fund’s annual report (for the period ending June 30) or semiannual report (for the period ending December 31) to shareholders. You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). The reports are also available, free of charge, at janus.com/info (or janus.com/reports if you hold Class D Shares).

Each Fund pays an investment advisory fee to Janus Capital for its services at an annual rate based on average daily net assets of each Fund shown below, which is calculated daily and payable monthly. The annual fee rate for each Fund’s fee is shown below under “Average Daily Net Assets of the Fund.”

Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fees (%) (annual rate)
Income
Janus Henderson Global Equity Income Fund	First $1 Billion	0.85
	Next $1 Billion	0.65
	Over $2 Billion	0.60
Janus Henderson Strategic Income Fund	First $1 Billion	0.55
	Next $500 Million	0.50
	Over $1.5 Billion	0.45
Janus Henderson Dividend & Income Builder Fund	First $1 Billion	0.75
	Next $1 Billion	0.65
	Over $2 Billion	0.55
Global/International
Janus Henderson International Opportunities Fund	First $2 Billion	1.00
	Next $1 Billion	0.90
	Next $1 Billion	0.80
	Next $1 Billion	0.70
	Next $5 Billion	0.60
	Over $10 Billion	0.50
Janus Henderson All Asset Fund	All Asset Levels	0.40
Regional
Janus Henderson European Focus Fund	First $500 Million	1.00
	Next $1 Billion	0.90
	Next $1 Billion	0.85
	Over $2.5 Billion	0.80
Alternative
Janus Henderson International Long/Short Equity Fund	All Asset Levels	1.25

EXPENSE LIMITATIONS

Janus Capital agreed by contract to waive the advisory fee payable by each Fund listed in the following table, or reimburse expenses, in an amount equal to the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), distribution and shareholder servicing fees (12b-1) applicable to Class A Shares, Class C Shares, and Class R Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. For information about how these expense limits affect the total expenses of each class of the Funds, refer to the “Fees and Expenses of the Fund” table in the Fund Summary of the Joint Proxy Statement/Prospectus. Provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to continue each waiver for a specified amount of time. The length of the contractual waiver varies based on the fiscal year end of the Fund and certain other factors. For Janus Henderson Strategic Income Fund and Janus Henderson Dividend & Income Builder Fund, the contractual waiver extends until November 1, 2018. For Janus Henderson International Opportunities Fund, Janus Henderson Global Equity Income Fund, and Janus Henderson European Focus Fund, the contractual waiver extends until February 1, 2019. For Janus Henderson All Asset Fund and Janus Henderson International Long/Short Equity Fund, the contractual waiver extends for at least one year after completion of each Fund’s respective Merger, which is expected to occur on or about [                ], or as soon as practicable thereafter. In addition, Janus Capital has agreed to waive 4 basis points of the 25 basis point administrative service fee charged to Class R shares of Janus Henderson International Opportunities Fund for at least one year after the completion of the Fund’s Merger.

Fund Name	Expense Limit Percentage (%)
Income
Janus Henderson Global Equity Income Fund	[	]
Janus Henderson Strategic Income Fund	[	]
Janus Henderson Dividend & Income Builder Fund	[	]
Global/International
Janus Henderson International Opportunities Fund	[	]
Janus Henderson All Asset Fund	[	]
Regional
Janus Henderson European Focus Fund	[	]
Alternative
Janus Henderson International Long/Short Equity Fund	[	]

Funds of funds benefit from the investment advisory services provided to the underlying funds and, as shareholders of those underlying funds, indirectly bear a proportionate share of those underlying funds’ advisory fees.

None of the Funds have operated for a full year. As a result, there is no historical information related to investment advisory fees and fee waivers included for the Funds. The following table summarizes the investment advisory fees paid by each Target Fund and any advisory fee waivers pursuant to the investment advisory fee agreement in effect during the last three fiscal years ended July 31 for the Target Funds.

	2016		2015		2014
Fund Name	Advisory Fees	Waivers(–)	Advisory Fees	Waivers(–)	Advisory Fees	Waivers(–)
Income
Henderson Global Equity Income Fund	$24,739,347	$—	$22,435,299	$—	$18,873,943	$—
Henderson Strategic Income Fund	$1,740,363	$8,046	$630,478	$83,868	$234,269	$112,806
Henderson Dividend & Income Builder Fund	$682,124	$2,345	$299,691	$70,824	$141,292	$119,222
Global/International
Henderson International Opportunities Fund	$41,600,753	$—	$37,328,099	$—	$33,462,442	$—
Henderson All Asset Fund	$220,311	$41,728	$254,867	$28,406	$290,274	$28,293
Regional
Henderson European Focus Fund	$29,886,319	$—	$23,334,092	$—	$15,602,343	$—
Alternative
Henderson International Long/Short Equity Fund(1)	$232,900	$227,924	$43,971	$43,971	—	$—

(1)	Henderson International Long/Short Equity Fund commenced operations on December 9, 2014.

SUB-ADVISER – HENDERSON INVESTMENT MANAGEMENT LIMITED

Janus Capital has entered into Sub-Advisory Agreements with HIML, 201 Bishopsgate, London UK EC2M 3AE, on behalf of each Fund.

HIML is an SEC registered investment adviser and is an indirect, wholly-owned subsidiary of Henderson Group plc. As a global money manager, HIML provides a full spectrum of investment products and services to institutions and individuals around the world. HIML has been managing assets for clients since 1934. HIML is a multi-skill, multi-asset management business with a worldwide distribution network. Under the Sub-Advisory Agreements between Janus Capital and HIML, HIML is responsible for the day-to-day investment operations of each Fund. Investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust’s registration statement. HIML is also obligated to: (i) place all orders for the purchase and sale of investments for the Funds with brokers or dealers selected by HIML; (ii) perform certain limited related administrative functions; (iii) provide the Trustees with oral or written reports regarding the investment portfolio of the Funds; and (iv) maintain all books and records required under federal securities law relating to day-to-day portfolio management of the Funds. The Sub-Advisory Agreements provide that HIML shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreements and except to the extent otherwise provided by law.

SUB-ADVISORY FEES

Under the Sub-Advisory Agreements, Janus Capital pays HIML a fee equal to 50% of the advisory fee payable by each Fund to Janus Capital, net of fifty percent of any fee and expense waivers or reimbursements incurred by Janus Capital.

The Sub-Advisory Agreements will continue in effect from year to year if such continuation is specifically approved at least annually by the vote of a majority of the Independent Trustees, and by either the Trustees or the affirmative vote of a majority of the outstanding voting securities of the Fund. The Sub-Advisory Agreements are subject to termination at any time, without penalty, by the Trustees or the vote of at least a majority of each Fund’s outstanding voting securities, on 60 days’ advance written notice. The Sub-Advisory Agreements may be terminated by Janus Capital or HIML at any time, without penalty, by giving 60 days’ advance written notice to the other party, or by Janus Capital or the Trust without advance notice if HIML is unable to discharge its duties and obligations. Each Fund’s Sub-Advisory Agreement will terminate automatically in the event of the assignment or termination of the Fund’s Investment Advisory Agreement. Each Fund’s Sub-Advisory Agreement generally may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of the Fund.

None of the Funds have operated for a full year. As a result, there is no historical information related to sub-advisory fees included. The Funds pay no fees directly to HIML. Janus Capital pays these sub-advisory fees out of each Fund’s respective advisory fees. Currently, HIML is the investment sub-adviser for each Target Fund. Under each Target Fund’s sub-advisory agreement, HIML was compensated according to the following schedule for the fiscal year ended July 31, 2016.

Fund Name	Sub-advisory Fee Rate (%)
Income
Henderson Global Equity Income Fund	0.35
Henderson Strategic Income Fund	0.35
Henderson Dividend & Income Builder Fund	0.35
Global/International
Henderson International Opportunities Fund	0.35
Henderson All Asset Fund	0.35
Regional
Henderson European Focus Fund	0.35
Alternative
Henderson International Long/Short Equity Fund	0.35

The Target Funds pay no fees directly to HIML. Henderson Global Investors (North America) Inc. (“HGINA”), the Target Funds’ investment adviser, pays these sub-advisory fees out of each Target Fund’s respective advisory fees. The Fund will pay no fees directly to HIML. Janus Capital will pay these sub-advisory fees out of the Fund’s advisory fees.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

In addition to payments made under 12b-1 plans, Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell certain classes of Shares of Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of Shares may create an incentive for an intermediary to promote or favor other share classes of the Janus funds. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings may differ from one intermediary to another and may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A Shares and Class C Shares, and for certain financial intermediaries with advisory platforms, Class I Shares, are AIG Advisor Group, Inc. and its broker-dealer subsidiaries; Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; LPL Financial Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley Smith Barney, LLC; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; and Wells Fargo Advisors, LLC and its broker-dealer affiliates. These fees may be in addition to fees paid from a Fund’s assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.

In addition, for all share classes (with the exception of Class D Shares and Class N Shares), Janus Capital, Janus Distributors LLC (“Janus Distributors”), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, sub-accounting, transaction processing, and other non-distribution related shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a Fund’s assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments.

Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for, or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Funds. Janus Capital or its affiliates may make payments to participate in intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds’ shares over sales of another Janus funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus funds over other mutual funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, when considering which share class of a Fund is most appropriate for you.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND THE SUB-ADVISER

Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts, as well as other pooled investment vehicles, such as hedge funds. Janus Capital has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. As such, investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts’ ability to participate in volume transactions may produce better executions and prices for the accounts.

With respect to allocations of initial public offerings of equity securities or syndicate offerings of bonds (each a “Primary Offering”), under Primary Offering allocation procedures adopted by Janus Capital, an account may participate in a Primary Offering if the portfolio managers and/or investment personnel believe the Primary Offering is an appropriate investment based on the account’s investment restrictions, risk profile, asset composition, and/or cash levels. For equity securities, these Primary Offering allocation procedures generally require that all shares purchased in a Primary Offering be allocated on a pro rata basis to all participating accounts based upon the total assets of each account. For syndicated bond offerings, the Primary Offering procedures generally require that all bonds purchased be allocated on a pro rata basis to all participating accounts within the same investment strategy (as opposed to pro rata across all participating accounts). To the extent a fund, such as a new fund, has only affiliated shareholders, such as a portfolio manager or an adviser, and the fund participates in a Primary Offering, those shareholders may be perceived as receiving a benefit and, as a result, may have a conflict with management of the fund.

Janus Capital is permitted to adjust its allocation procedures to address fractional shares, odd lots, or minimum issue sizes. In certain circumstances, and subject to its allocation procedures, Janus Capital may deviate from a pro-rata allocation to account for allocation sizes that are deemed, by the portfolio managers and/or investment personnel, to be de minimis to certain eligible accounts or to address situations specific to individual accounts (e.g., cash limitations, position weightings, etc.). Participation in Primary Offerings may impact performance. In particular, the allocation of securities may have the unintended consequence of having a greater impact (positive or negative) on the performance of one or more accounts compared to other accounts.

HIML also has adopting procedures with respect to the initial public offerings of equity securities. Such procedures generally require that all shares purchased in an initial public offering of equity securities be allocated on a strict pro rata basis.

In connection with investment in People’s Republic of China (“PRC”) local market securities, Janus Capital has developed Qualified Foreign Institutional Investor (“QFII”) allocation procedures to address potential conflicts of interest and to equitably and effectively administer QFII operations and the allocation of available investment quota. Janus Capital seeks to allocate quota and administer its QFII role in the best interests of various participating accounts. The procedures also seek to address and mitigate instances where conflicts of interest could exist with regard to the repatriation of assets. Janus Capital will seek to make quota allocation decisions and administer its QFII role without regard to any potential loss of quota which may occur if participating accounts determine to repatriate assets and there is not sufficient interest across other accounts to utilize the available quota. The procedures address additional considerations related to a given account’s objectives, policies and strategies. Janus Capital will consider, among other things, the appropriateness of investment in PRC local market securities in light of the objective, investment time horizon and risk management objectives of the account, whether the account’s liquidity position after a desired quota allocation would continue to maintain a level deemed to be adequate, and whether the desired quota allocation is deemed to be de minimis and the resulting burdens on administration and custody costs to the account outweigh perceived benefit of an investment.

Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Janus funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.

Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described. In addition, procedures prohibit a portfolio manager from executing a short sale on a security held long in any other portfolio that he or she manages but is not held long in the account in which the portfolio manager is placing the short. Note this does not prohibit shorting against the box. The procedures also require approvals of Janus Capital senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus funds and accounts.

The Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Pursuant to the provisions of the 1940 Act, Janus mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus funds are eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. In addition, Janus Capital receives an investment advisory fee for managing the cash management vehicle used for its securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

Each account managed by Janus Capital or the sub-advisers has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

The officers and Trustees of the Janus funds may also serve as officers and Trustees of the Janus “funds of funds,” which are funds that primarily invest in other Janus mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus funds of funds and the other Janus mutual funds. The Trustees intend to address any such conflicts as deemed appropriate.

Ethics Rules

Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Policy, Gift and Entertainment Policy, and Outside Business Activity Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) refrain from using any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

Under the Personal Trading Policy, all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Personal Trading Policy. All personnel of Janus Capital, Janus Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Personal Trading Policy.

In addition to the pre-clearance requirement described above, the Personal Trading Policy subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Personal Trading Policy and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit profits made from personal trading.

HIML has adopted a Code of Ethics, which is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients, in compliance with Rule 17j-1 under the 1940 Act. The Code of Ethics permits employees of HIML to engage in personal securities transactions, including with respect to securities held by one or more Funds, subject to certain requirements and restrictions. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, impose time periods during which personal transactions in certain securities may not be made, and require the submission of duplicate broker confirmations and quarterly and annual reporting of securities transactions and annual reporting of holdings. Exceptions to certain provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate officers or compliance personnel.

PROXY VOTING POLICIES AND PROCEDURES

The Trustees have delegated to Janus Capital or HIML the authority to vote all proxies relating to such Fund’s portfolio securities in accordance with Janus Capital’s or HIML’s own policies and procedures. Summaries of Janus Capital’s policies and procedures are available without charge: (i) upon request, by calling 1-800-525-0020; (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

A complete copy of Janus Capital’s proxy voting policies and procedures, including specific guidelines, is available at janus.com/proxyvoting. A complete copy of HIML’s proxy voting policies and procedures is available without charge, upon request, by calling 866-443-6337 or at Henderson.com.

Each Target Fund’s proxy voting record for the one-year period ending each June 30th is available, free of charge, by calling 866-443-6337 or through visiting each Target Fund’s website at Henderson.com, and from the SEC through the SEC website at http://www.sec.gov.

JANUS CAPITAL MANAGEMENT LLC PROXY VOTING SUMMARY FOR MUTUAL FUNDS

Janus Capital seeks to vote proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service, Institutional Shareholder Services Inc. (“Proxy Voting Service”), subject to specific provisions in a client’s account documentation related to exception voting.

Proxy Voting Procedures

Janus Capital has developed proxy voting guidelines (the “Janus Guidelines”) that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the “Proxy Voting Committee”) in consultation with Janus Capital’s portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders’ interests. The Proxy Voting Committee also reviews policy rationale provided by the Proxy Voting Service related to voting recommendations for the upcoming proxy season. Once the Proxy Voting Committee establishes its recommendations and revises the Janus Guidelines, they are distributed to Janus Capital’s portfolio managers for review and implementation. Mutual fund proxies are generally voted in accordance with the Janus Guidelines. However, upon request, certain non-mutual fund client proxies are voted in accordance with the Proxy Voting Service’s Taft-Hartley guidelines (the “Taft-Hartley Guidelines”), which were developed in conjunction with the AFL-CIO and have a worker-owner view of long-term corporate value.

While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital’s portfolio managers, it does not have proxy voting authority for any proprietary or nonproprietary mutual fund. In addition, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service provides research and recommendations on proxy issues. Janus Capital’s portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Certain Funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a Fund cannot vote the shares. The portfolio managers have discretion to pull back lent shares before proxy record dates and vote proxies if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager has discretion to vote differently than the Janus Guidelines.

The Proxy Voting Committee’s oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, the potential for conflicts of interest exists to the extent the portfolio managers have discretion to vote differently than the Janus Guidelines. On a quarterly basis, the Proxy Voting Committee reviews records of any votes that were cast differently than the Janus Guidelines and the related rationales for such votes. Additionally, and in instances where a portfolio manager proposes to vote a proxy inconsistent with the Janus Guidelines and a potential conflict is identified, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager’s rationale is reasonable, the Proxy Voting Committee will refer the matter to the appropriate Chief Investment Officer(s) (or Director of Research in his/her absence) to determine how to vote.

Proxy Voting Policies

As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

Board of Directors Issues

Janus Capital: (i) will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors; (ii) will generally vote in favor of proposals to increase the minimum number of independent directors; and (iii) will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

Auditor Issues

Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

Equity and Executive Compensation Issues

Janus Capital reviews equity compensation-related proposals on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify plan features and grant practices that demonstrate good stewardship of investors’ interests regarding executive compensation. Janus Capital will generally vote against plans if the estimated cost is above the allowable cap (an industry-specific, market cap-based amount calculated by the Proxy Voting Service) and/or plan features and grant practices are determined to be misaligned with maximizing shareholder value. Proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period) will generally be opposed. Janus Capital will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained (as determined by Janus Capital).

General Corporate Issues

Janus Capital: (i) will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers); (ii) will generally oppose proposals for different classes of stock with different voting rights; and (iii) will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers, unless such measures are designed primarily as a short-term means to protect a tax benefit or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer, and are proposed in a transparent and independent fashion. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

Shareholder Proposals

If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital’s first priority is to act as a fiduciary in the best financial interests of its clients. Janus Capital recognizes that environmental, social, moral, or ethical issues present risks and opportunities that can have an impact on company financial performance. Janus Capital strives to balance these issues in a manner consistent with its fiduciary obligations. Janus Capital will generally vote with management on these matters unless it identifies areas of weakness or deficiency relative to peers and/or industry best practices or it feels that management has failed to adequately respond to shareholder concerns. In such instances Janus Capital will review these matters on a case-by-case basis, consistent with its fiduciary obligations to clients. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

HENDERSON INVESTMENT MANAGEMENT LIMITED PROXY VOTING PROCEDURES

The following are the procedures for HIML, with respect to the voting of proxies on behalf of all clients for which HIML has been delegated the responsibility for voting proxies, and the keeping of records relating to proxy voting.

General Policy.  It is the intent of HIML that proxies should be voted consistent with the Fund’s best economic interests. HIML believes that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. HIML has engaged RiskMetrics Group, an independent proxy voting service, to assist in the voting of the Funds’ proxies through the provision of vote analysis, implementation, and recordkeeping and disclosure services. HIML has also contracted Institutional Shareholder Services Europe Ltd. (“ISS”), an independent proxy voting service provider, to provide policy development, research, advisory and voting disclosure services, as well as BNP Paribas Securities Services plc, to provide proxy voting services. BNP Paribas Securities Services plc is provided with voting services by ISS.

Voting and Use of Proxy Voting Service.  The procedure for casting proxy votes is as follows: (1) custodians notify ISS of forthcoming company meetings and send proxy materials; (2) ISS notifies HIML of meetings; (3) ISS provides voting recommendations based on HIML’s proxy voting policies; (4) the corporate governance manager consults with fund managers as appropriate to decide whether to accept or override the voting recommendations provided by ISS; and (5) voting instructions are sent to custodians for execution.

Conflicts of Interest.  HIML has adopted the following procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting:

•	For each director, officer and employee of HIML (“HIML person”), the interests of HIML’s clients must come first, ahead of the interest of HIML and any person within the HIML organization, which includes HIML’s affiliates.

•

Accordingly, each HIML person must not put “personal benefit”, whether tangible or intangible, before the interests of clients of HIML or otherwise take advantage of the relationship to HIML’s clients. “Personal benefit” includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever except a benefit for a client of HIML, as appropriate. It is imperative that each of HIML’s directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of HIML’s clients.

•	Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if HIML has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of an actual or potential conflict of interest relating to a particular referral item shall disclose that conflict to the Head of Compliance.

•	It is the responsibility of each director, officer and employee of HIML to report any real or potential conflict of interest to the Head of Compliance who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Head of Compliance, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict. In addition, all HIML persons shall certify annually as to their compliance with this policy.

In light of such procedures and controls, potential or actual conflicts in the proxy-voting process are rare. In the unusual circumstance that a particular proxy vote may present a potential or actual conflict, the matter shall be referred to HIML’s Proxy Committee, which is composed of HIML’s Head of Equities, the Corporate Governance Manager, and the Head of Compliance. To the extent that a conflict of interest is identified, HIML will review the issue and instruct ISS to: (1) vote based on ISS’ recommendation, (2) vote in the same proportion as the other shareholders, (3) abstain from voting entirely, (4) vote in accordance with the recommendation of the investment professional responsible for the account, or (5) vote in another manner as the Proxy Committee deems fit.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN AFFILIATIONS

State Street Bank and Trust Company (“State Street”), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds and of an affiliated cash management pooled investment vehicle. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds’ securities and cash held outside the United States. The Funds’ Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign sub-custodians selected by it hold the Funds’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.

Deutsche Bank AG (“Deutsche Bank”) acts as securities lending agent and a limited purpose custodian or sub-custodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement (“Lending Agreement”). In addition, The Bank of New York Mellon and JPMorgan Chase Bank may act as limited purpose sub-custodians in connection with certain reverse repurchase transactions completed in connection with the Lending Agreement.

Janus Services LLC (“Janus Services”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other non-distribution related shareholder services for the Funds.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future.

Class D Shares of the Funds pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares of each Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class R Shares of each Fund for providing or procuring administrative services to investors in Class R Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares.

Shareholder services provided by these financial intermediaries may include, but are not limited to, recordkeeping, sub-accounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus.

Class D Shares and Class R Shares of the Funds pay Janus Services for administrative services. Because the Funds have not yet operated for a full year, historical total amounts paid for administrative services are not included. For Class R Shares, Janus Services pays out all or substantially all of the amount paid for administrative services as compensation to broker-dealers and service providers. Amounts for certain Funds and/or share classes may include the reimbursement of administrative services fees by Janus Capital to the Funds.

For the fiscal years ended July 31, the total amounts paid by each Target Fund to State Street Bank and Trust Company for administrative services are summarized below.

	2016	2015	2014
Fund Name	Administrative Services Fees	Administrative Services Fees	Administrative Services Fees
Income
Henderson Global Equity Income Fund	$869,264	$798,833	$661,037
Henderson Strategic Income Fund	$75,876	$28,179	$10,644
Henderson Dividend & Income Builder Fund	$21,812	$9,839	$4,707
Global/International
Henderson International Opportunities Fund	$1,117,357	$1,001,530	$881,939
Henderson All Asset Fund	$13,236	$15,736	$18,133
Regional
Henderson European Focus Fund	$821,388	$643,603	$424,378
Alternative
Henderson International Long/Short Equity Fund(1)	$4,467	$862	$—

(1)	Henderson International Long/Short Equity Fund commenced operations on December 9, 2014.

Janus Services is compensated for its services related to Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders.

Through Janus Services, the Funds pay DST Systems, Inc. (“DST”) fees for the use of DST’s shareholder accounting system, as well as for certain broker-controlled accounts and closed accounts. These fees are in addition to any administrative services fees paid to Janus Services. The Funds also use and pay for DST systems to track and process contingent deferred sales charges. These fees are only charged to classes of the Funds with contingent deferred sales charges, as applicable.

Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Fund’s Shares and accepts orders at NAV per share of the relevant class. The cash-compensation amount or rate at which Janus Distributors’ registered representatives are paid for sales of products may differ based on a type of fund or a specific trust or the distribution channel or platform. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation amount or rate. You should consider these arrangements when evaluating any recommendations of your registered representative.

PORTFOLIO TRANSACTIONS AND BROKERAGE

At times, Janus Capital places certain portfolio transactions of the Funds upon certain sub-adviser’s direction. Funds of funds will purchase and sell the principal portion of their portfolio securities (i.e., shares of the underlying funds) by dealing directly with the issuer of the underlying funds. As such, funds of funds are not expected to incur brokerage commissions.

Janus Capital and certain sub-advisers have a policy of seeking to obtain the “best execution” of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital and certain sub-advisers may occasionally pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers’ commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. In seeking best execution on trades for Funds sub-advised by certain sub-advisers, Janus Capital acts on behalf of and in consultation with such sub-advisers. Those factors include, but are not limited to: Janus Capital’s and the sub-adviser’s knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital (or Janus Capital acting on behalf of and in consultation with a sub-adviser) determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or such sub-adviser, as applicable. To constitute eligible “research services,” such services must qualify as “advice,” “analyses,” or “reports.” To determine that a service constitutes research services, Janus Capital or a sub-adviser, as applicable, must conclude that it reflects the “expression of reasoning or knowledge” relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible “brokerage services,” such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital’s and a sub-adviser’s own research efforts. Because Janus Capital and such sub-adviser receive a benefit from research they receive from broker-dealers, Janus Capital and such sub-adviser may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital and certain sub-advisers do not consider a broker-dealer’s sale of Fund shares when choosing a broker-dealer to effect transactions.

“Cross trades,” in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the Funds’ Trustees have adopted compliance procedures that provide that any transactions between a Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a Fund involved in a cross trade.

Because the Funds have not operated for a full year, historical information relating to total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are not included.

Janus Capital and certain sub-advisers do not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital and such sub-advisers do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing research, research-related products or services, or execution-related services of a particular benefit to their clients. Janus Capital and certain sub-advisers have entered into client commission agreements (“CCAs”) with certain broker-dealers under which the broker-dealers may use a portion of their commissions to pay third parties or other broker-dealers that provide Janus Capital and such sub-advisers with research or brokerage services, as permitted under Section 28(e) of the Securities Exchange Act of 1934. CCAs allow Janus Capital and such sub-advisers to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third parties or other broker-dealers for research or brokerage services. All uses of CCAs by Janus Capital and such sub-advisers are subject to applicable law and their best execution obligations. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital or certain sub-advisers, and such research may not necessarily be used by Janus Capital or such sub-advisers in connection with the same accounts that paid commissions to the broker providing such brokerage and research products and services. Such products and services may not always be used in connection with management of the Funds. Similarly, research and brokerage services paid for with commissions generated by equity trades may be used for fixed-income clients that normally do not pay brokerage commissions or other clients whose commissions are generally not used to obtain such research and brokerage services. Certain sub-advisers may make their own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to their clients, including the Funds.

Janus Capital and certain sub-advisers may also use step-out transactions in order to receive research products and related services. In a step-out transaction, Janus Capital or such sub-advisers direct trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but “step-out” all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the stepped-in portion. In a new issue designation, Janus Capital or certain sub-advisers direct purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital or such sub-advisers direct that broker-dealer to designate a portion of the broker-dealer’s commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital’s and certain sub-advisers’ receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital and such sub-advisers have an incentive to continue to engage in such transactions; however, Janus Capital and such sub-advisers only intend to utilize step-out transactions and new issue designations when they believe that doing so would not hinder best execution efforts.

HIML has a policy of seeking to obtain best execution (obtaining the most favorable price and efficient execution). Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by the Funds for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, HIML attempts to deal directly with the principal market makers, except in those circumstances where HIML believes that a better price and execution are available elsewhere.

HIML selects broker-dealers to execute transactions and evaluate the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms’ professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies.

Research services furnished to HIML or its affiliates by brokers that effect securities transactions for the Funds may be used by HIML or its affiliates in servicing other accounts which HIML or its affiliates manage. Similarly, research services furnished to HIML or its affiliates by brokers that effect securities transactions for other accounts which HIML or its affiliates manage may be used by HIML in servicing the Funds.

Because the Funds have not yet operated for a full year, historical information relating to the total amount of brokerage commissions paid by the Funds is not included. The following table lists the total amount of brokerage commissions paid by each Target Fund for the fiscal years ended July 31. No Target Fund paid any brokerage commissions to an affiliated broker for the past three fiscal years.

Fund Name	2016	2015	2014
Income
Henderson Global Equity Income Fund	$9,022,375	$8,426,080	$6,361,746
Henderson Strategic Income Fund	$714	$—	$—
Henderson Dividend & Income Builder Fund	$57,343	$26,801	$18,145
Global/International
Henderson International Opportunities Fund	$4,119,396	$4,923,351	$4,792,274
Henderson All Asset Fund	$16,471	$6,521	$15,085
Regional
Henderson European Focus Fund	$2,603,733	$3,218,481	$3,025,236
Alternative
Henderson International Long/Short Equity Fund(1)	$59,962	$23,639	$—

(1)	Henderson International Long/Short Equity Fund commenced operations on December 9, 2014.

Brokerage commissions paid by a Fund may vary significantly from year to year because of portfolio turnover rates, shareholder, broker-dealer, or other financial intermediary purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors. Because the Funds have not yet operated for a full year, historical information relating to certain Funds owning securities of their regular broker-dealers (or parents) is not included.

As of July 31, 2016, the Target Funds owned securities of their regular broker-dealers (or parents) as shown below:

Fund Name	Name of Broker-Dealer	Value of Securities Owned
Income
Henderson Global Equity Income Fund	BNP Paribas SA	$20,480,864
Henderson Strategic Income Fund	Barclays Capital	$5,404,704
	BNP Paribas SA	$6,898,465
	UBS A.G.	$6,642,562
Henderson Dividend & Income Builder Fund	BNP Paribas SA	$1,985,337
	Barclays Capital	$314,574
	JPMorgan Chase & Co.	$1,569,312
Global/International
Henderson International Opportunities Fund	Barclays Capital	$75,679,492
Regional
Henderson European Focus Fund	Barclays Capital	$53,180,184

SHARES OF THE TRUST

NET ASSET VALUE DETERMINATION

As stated in the Funds’ Joint Proxy Statement/Prospectus, the net asset value (“NAV”) of the Shares of each class of each Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of each Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). In determining NAV, equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value.

Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Funds use systematic fair valuation models provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund’s NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

To the extent there are any errors in a Fund’s NAV calculation, Janus Capital may, at its discretion, reprocess individual shareholder transactions so that each shareholder’s account reflects the accurate corrected NAV.

PURCHASES

With the exception of Class D Shares and Class I Shares, Shares of the Funds can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms. Class D Shares and Class I Shares may be purchased directly with the Funds in certain circumstances as provided in the Funds’ Joint Proxy Statement/Prospectus. Not all financial intermediaries offer all classes. Shares or classes of the Funds may be purchased without upfront sales charges by certain retirement plans and clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers’ advice, which are on top of the Funds’ expenses. Certain Shares or classes of the Funds may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund “supermarket” programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. Under certain circumstances, the Funds may permit an in-kind purchase of Class A Shares, Class C Shares, Class I Shares, Class N Shares, or Class R Shares.

Certain designated organizations are authorized to receive purchase orders on the Funds’ behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day’s price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in “Net Asset Value Determination.” Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Your financial intermediary, plan documents, or the Funds’ Joint Proxy Statement/Prospectus will provide you with detailed information about investing in the Funds.

Janus has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In an effort to ensure compliance with this law, Janus’ Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Class A Shares

The price you pay for Class A Shares is the public offering price, which is the NAV next determined after a Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Janus Distributors, the Trust’s distributor, as shown in the table, except where Janus Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.

Amount of Purchase at Offering Price	Sales Charge as a Percentage of Offering Price*	Sales Charge as a Percentage of Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Equity Funds
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.50%	4.71%	3.75%
$100,000 but under $250,000	3.50%	3.63%	2.75%
$250,000 but under $500,000	2.50%	2.56%	2.00%
$500,000 but under $1,000,000	2.00%	2.04%	1.60%
$1,000,000 but under $4,000,000**	0.00%	0.00%	1.00%
$4,000,000 but under $10,000,000**	0.00%	0.00%	0.50%
$10,000,000 and above**	0.00%	0.00%	0.25%

Amount of Purchase at Offering Price	Sales Charge as a Percentage of Offering Price*	Sales Charge as a Percentage of Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Fixed-Income Funds
Under $50,000	4.75%	4.99%	4.25%
$50,000 but under $100,000	4.50%	4.71%	4.00%
$100,000 but under $250,000	3.50%	3.63%	3.00%
$250,000 but under $500,000	2.50%	2.56%	2.25%
$500,000 but under $1,000,000	2.00%	2.04%	1.75%
$1,000,000 but under $4,000,000**	0.00%	0.00%	1.00%
$4,000,000 but under $10,000,000**	0.00%	0.00%	0.50%
$10,000,000 and above**	0.00%	0.00%	0.25%

*	Offering Price includes the initial sales charge.
**	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.
***	A shareholder who exchanges Shares into a Fund with a higher sales charge may be required to pay the new Fund’s initial sales charge or the difference between the Fund’s sales charge and the sales charge applicable to the new Fund.

As described in the Joint Proxy Statement/Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Funds and other Janus funds that are offered with a sales charge to take advantage of lower sales charges.

Because the Funds have not yet operated for a full year, historical information relating to the aggregate amount of underwriting commissions paid to Janus Distributors from proceeds of initial sales charges paid by investors on Class A Shares is not included, nor is historical information related to the amount of upfront sales charges retained by Janus Distributors.

The following table shows the aggregate amount of underwriting commissions paid by the Target Funds to Foreside Fund Services, LLC (“Foreside”) from proceeds of initial sales charges paid by investors on Class A Shares (substantially all of which were paid out to financial intermediaries) for the fiscal years ended July 31.

	Aggregate Sales Commissions
Fund Name	2016	2015	2014
Income
Henderson Global Equity Income Fund
Class A	$3,231,586	$5,049,046	$5,540,272
Henderson Strategic Income Fund
Class A	$86,827	$119,183	$11,339
Henderson Dividend & Income Builder Fund
Class A	$348,532	$96,873	$135,344
Global/International
Henderson International Opportunities Fund
Class A	$830,270	$1,184,727	$1,034,007
Henderson All Asset Fund
Class A	$2,876	$11,290	$53,418
Regional
Henderson European Focus Fund
Class A	$1,183,625	$2,656,621	$3,822,558
Alternative
Henderson International Long/Short Equity Fund(1)
Class A	$—	$—	$—

(1)	Henderson International Long/Short Equity Fund commenced operations on December 9, 2014.

During the fiscal years ended July 31, Foreside retained the following upfront sales charges.

	Upfront Sales Charges
Fund Name	2016	2015	2014
Income
Henderson Global Equity Income Fund
Class A	$299,169	$473,508	$517,122
Henderson Strategic Income Fund
Class A	$10,323	$14,302	$1,221
Henderson Dividend & Income Builder Fund
Class A	$33,579	$8,001	$11,839
Global/International
Henderson International Opportunities Fund
Class A	$83,882	$111,894	$100,596
Henderson All Asset Fund
Class A	$374	$945	$4,595
Regional
Henderson European Focus Fund
Class A	$114,253	$251,962	$361,575
Alternative
Henderson International Long/Short Equity Fund(1)
Class A	$—	$—	$—

(1)	Henderson International Long/Short Equity Fund commenced operations on December 9, 2014.

Class C Shares, Class D Shares, Class I Shares, Class N Shares, and Class R Shares

Class C Shares, Class D Shares, Class I Shares, Class N Shares, and Class R Shares of the Funds are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by a Fund or its authorized agent.

Janus Distributors also receives amounts pursuant to Class A Share, Class C Share, and Class R Share 12b-1 plans and, from Class A Shares and Class C Shares, proceeds of contingent deferred sales charges paid by investors upon certain redemptions, as detailed in the “Distribution and Shareholder Servicing Plans” and “Redemptions” sections, respectively, of this SAI.

Commission on Class C Shares

Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

Class A Shares and Class R Shares

As described in the Joint Proxy Statement/Prospectus, Class A Shares and Class R Shares have each adopted distribution and shareholder servicing plans (the “Class A Plan,” and “Class R Plan,” respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of a Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A Shares or Class R Shares of such Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A Shares and Class R Shares to prospective and existing investors; providing educational materials regarding Class A Shares and Class R Shares; providing facilities to answer questions from prospective and existing investors about the Funds; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A Shares and Class R Shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. (“FINRA”) Conduct Rules. Payments under the Plans are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Janus Distributors, the Funds’ distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers. On December 5, 2008, the Trustees unanimously approved a distribution plan with respect to each of the Class A Shares and Class R Shares, which became effective on July 6, 2009.

Class C Shares

As described in the Joint Proxy Statement/Prospectus, Class C Shares have adopted a distribution and shareholder servicing plan (the “Class C Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of a Fund for activities which are primarily intended to result in the sale of Class C Shares of such Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of a Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Funds; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. On December 5, 2008, the Trustees unanimously approved the Class C Plan, which became effective on July 6, 2009.

The Plans and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (“12b-1 Trustees”). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to a Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of that Fund or by vote of a majority of the 12b-1 Trustees.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Because the Funds have not yet operated for a full year, historical information relating to the dollar amounts and the manner in which these 12b-1 payments under each Class’ respective Plan paid to Janus Distributors is not included.

For the fiscal year ended July 31, 2016, under each Class’ respective Plan, Class A Shares and Class C Shares of each Target Fund and Class R Shares and Class IF Shares of Henderson International Opportunities Fund in total paid $27,390,070 to Foreside. The dollar amounts and the manner in which these 12b-1 payments were spent are summarized below.

Fund Name	Compensation to Dealers	Financing of Advance Commissions	Other(1)
Income
Henderson Global Equity Income Fund	$9,823,230	$2,612,728	$1,460
Henderson Strategic Income Fund	$355,154	$165,751	$1,023
Henderson Dividend & Income Builder Fund	$197,930	$121,724	$227
Global/International
Henderson International Opportunities Fund	$7,729,785	$875,799	$48,390
Henderson All Asset Fund	$94,033	$12,860	$—
Regional
Henderson European Focus Fund	$4,270,433	$1,056,082	$—
Alternative
Henderson International Long/Short Equity Fund	$19,354	$1,129	$2,978

(1)	Aggregate amount paid for advertising, printing and mailing of prospectuses for other than current shareholders and compensation to sales personnel.

REDEMPTIONS

Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms. Class D Shares and, in certain circumstances, Class I Shares may be redeemed directly with the Funds. Certain designated organizations are authorized to receive redemption orders on the Funds’ behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and Janus affiliates, may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s Shares. Redemptions by these large shareholders of their holdings in a Fund may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.

Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a Fund, by delivery of securities selected from its assets at its discretion. However, each Fund is governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If a Fund makes an in-kind payment, the redeeming shareholder may incur brokerage costs in converting the assets to cash, whereas such costs are borne by the Fund for cash redemptions. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Shares of the Trust – Net Asset Value Determination” and such valuation will be made as of the same time the redemption price is determined.

The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Class A Shares

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Joint Proxy Statement/Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.

Class C Shares

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Joint Proxy Statement/Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.

Because the Funds have not yet operated for a full year, historical information relating to the total amounts received by Janus Distributors from the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares are not included.

For the fiscal years ended July 31, the total amounts received by Foreside from the Target Funds from the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares are summarized below.

	Contingent Deferred Sales Charges
Fund Name	2016	2015	2014
Income
Henderson Global Equity Income Fund
Class A	$21,554	$23,791	$34,673
Class C	$130,025	$133,949	$91,396
Henderson Strategic Income Fund
Class A	$—	$154	$—
Class C	$11,956	$4,811	$716
Henderson Dividend & Income Builder Fund
Class A	$—	$—	$—
Class C	$4,369	$443	$203
Global/International
Henderson International Opportunities Fund
Class A	$17,956	$70	$22,556
Class C	$56,781	$27,612	$14,656
Henderson All Asset Fund
Class A	$—	$—	$—
Class C	$661	$2,564	$7,412
Regional
Henderson European Focus Fund
Class A	$79,554	$317,907	$1,850
Class C	$111,481	$123,920	$32,098
Alternative
Henderson International Long/Short Equity Fund(1)
Class A	$—	$—	$—
Class C	$—	$—	$—

(1)	Henderson International Long/Short Equity Fund commenced operations on December 9, 2014.

Processing or Service Fees

Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Joint Proxy Statement/Prospectus and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAX STATUS

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.

It is a policy of the Funds to make distributions of substantially all of their respective net investment income and any realized net capital gains at least annually. With the exception of Janus Henderson Dividend & Income Builder Fund, Janus Henderson Global Equity Income Fund, and Janus Henderson Strategic Income Fund, each Fund intends to declare and make at least annual distributions of net investment income (including any realized net capital gains, as defined by the Internal Revenue Code) to shareholders. Janus Henderson Dividend & Income Builder Fund and Janus Henderson Global Equity Income Fund intend to declare and make quarterly distributions of net investment income, and Janus Henderson Strategic Income Fund intends to declare and make monthly distributions of net investment income.

Fund Taxation

The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to federal income tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for “qualified dividend income.” In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special federal income tax treatment.

A fund of funds will primarily invest its assets in shares of the underlying funds, cash, and money market instruments. Accordingly, a fund of funds’ income will consist of distributions from the underlying funds, net gains realized from the disposition of underlying fund shares, and interest. If an underlying fund qualifies for treatment as a regulated investment company under the Internal Revenue Code – each has done so for its past taxable years and intends to continue to do so for its current and future taxable years – (i) dividends paid to a fund of funds from such underlying fund’s investment company taxable income (which may include net gains from certain foreign currency transactions) will be taxable to a fund of funds as ordinary income; (ii) dividends paid to a fund of funds that an underlying fund designates as capital gain dividends (as discussed below) will be taxable to a fund of funds as long-term capital gains; (iii) dividends paid to a fund of funds that an underlying fund designates as qualifying dividends from domestic corporations (as discussed below) will be treated as dividends eligible for the dividends received deduction; and (iv) dividends paid to a fund of funds that an underlying fund designates as qualified dividend income (as discussed below) will be treated by the fund of funds as qualifying dividends taxable at a maximum rate of 15% to individuals and other noncorporate taxpayers. If shares of an underlying fund are purchased within 30 days before or after redeeming other shares of that underlying fund at a loss (whether pursuant to a rebalancing of a fund of funds’ holdings or otherwise), all or a part of the loss will not be deductible by a fund of funds and instead will increase its basis for the newly purchased shares.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

Certain transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The Funds will monitor their transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible. In certain circumstances, a Fund may be required to accrue income on an investment prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. In certain cases, a Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it generally will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.

Certain Funds’ investments in lower-rated or unrated debt securities may present issues for that Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies under the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed even though the Funds may not have received any income upon such an event.

Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders. If a Fund makes such an election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim either a foreign tax credit or deduction for such taxes, subject to certain limitations. If such election is not made by a Fund, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income.

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

A Fund that invests in foreign securities may utilize foreign currency contracts in an effort to limit foreign currency risk. The value of foreign currency contracts can vary widely from month-to-month, which may result in gains one month and losses the next month. If the Fund distributes such gains during a monthly distribution (if applicable) and subsequently realizes foreign currency losses due to exchange rate fluctuations, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

To the extent a Fund invests in foreign securities, it may utilize foreign currency contracts in an effort to limit foreign currency risk. The value of foreign currently contracts can vary widely from month-to-month, which may result in gains one month and losses the next month. If a Fund distributes such gains during a monthly distribution (if applicable) and subsequently realizes foreign currency losses due to exchange rate fluctuations, such distribution could constitute a return of capital to shareholders for federal income tax purposes. A Fund’s investments in REIT equity securities, if any, may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The Fund’s investments in REIT equity securities may result in the receipt of cash in excess of the REIT’s earnings. If a Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

Some REITs are permitted to hold “residual interests” in real estate mortgage investment conduits (“REMICs”). Pursuant to an IRS notice, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Internal Revenue Code as an “excess inclusion”) may be subject to federal income tax in all events. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders with the same consequences as if the shareholders held the related REMIC residual interest directly. There may be instances in which a Fund may be unaware of a REIT’s excess inclusion income. In general, excess inclusion income allocated to shareholders: (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income; and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Internal Revenue Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. This may impact a Fund’s performance.

Certain Funds’ investments in REITs may require a Fund to pass through certain “excess inclusion income” as “unrelated business taxable income” (“UBTI”). Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisers prior to investment in a Fund regarding recent IRS pronouncements about the treatment of such income for certain tax-exempt investors.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, treasury regulations, and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character, and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes, or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.

Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, a Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

A Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the IRS could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Funds.

Shareholder Taxation

All income dividends and capital gains distributions, if any, on a Fund’s Shares are reinvested automatically in additional shares of the same class of Shares of that Fund at the NAV determined on the first business day following the record date, unless the shareholder has elected to receive distributions in cash. Shareholders will be subject to federal income taxes on distributions made by a Fund whether received in cash or additional shares of the Fund. Distributions from a Fund’s net investment income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to shareholders as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. Distributions of a Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long shares of the Fund were held. Long-term capital gains are taxable to noncorporate investors at a maximum federal income tax rate of 20%. Dividends paid by a Fund may also qualify in part for the 70% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Internal Revenue Code are satisfied. Generally, however, dividends received from most REITs and on stocks of foreign issuers are not eligible for the dividends-received deduction when distributed to the Funds’ corporate shareholders. Distributions from a Fund may also be subject to foreign, state, and local income taxes. Please consult a tax adviser regarding the tax consequences of Fund distributions and to determine whether you will need to file a tax return.

Distributions declared by a Fund during October, November, or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. Each Fund will notify its shareholders each year of the amount and type of dividends and distributions it paid.

Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of a Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares of a Fund will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.

When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (“TIN”), certify that it is correct, and certify that he, she, or it is not subject to backup withholding. If a shareholder fails to provide a TIN or the proper tax certifications, each Fund is required to withhold 28% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. Each Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors.

TRUSTEES AND OFFICERS

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). As of the date of this SAI, none of the Trustees are “interested persons” of Janus Capital as that term is defined by the 1940 Act.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Funds’ Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Funds’ Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. As of the date of this SAI, collectively, the two registered investment companies consist of [            ] series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	[ ]	Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	[ ]	Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	[ ]	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	[ ]	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	[ ]	Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	[ ]	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	[ ]	None
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	[ ]	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

The Board of Trustees has approved an increase in the size of the Board from eight to nine members and has nominated Diane L. Wallace as a trustee nominee to stand for election as a Trustee. As a result, the individuals comprising the Board of Trustees of the Trust may change. Additional information about the trustee nominee is set forth in the table below.

TRUSTEE NOMINEE
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 737 N. Michigan Ave. Suite 1700 Chicago, IL 60611 DOB: 1958	Trustee Nominee	N/A	Retired.	None	Independent Trustee, Henderson Global Funds (13 portfolios) (since 2015); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust and State Farm Variable Product Trust (28 portfolios) (since 2013).

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
[To be updated]
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).
David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present	Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

As discussed below, the Board’s Nominating and Governance Committee is responsible for identifying and recommending candidates for nomination or election by the Board based on a variety of diverse criteria. In its most recent evaluation of the qualifications of each Trustee as part of the Board’s annual self-evaluation process, the Committee and the Board considered the totality of the information available to them, including the specific experience, qualifications, attributes or skills, as noted below, and concluded that each of the Trustees should serve as members of the Board of Trustees based on the Trust’s business structure. In reaching these conclusions, the Committee and the Board, in the exercise of their reasonable business judgment, evaluated each Trustee based on his or her specific experience, qualifications, attributes and/or skills on an individual basis and in combination with the other Trustees, none of which by itself was considered dispositive.

Alan A. Brown: Service as Executive Vice President and as Chief Marketing Officer of a leading investment management firm, a corporate and fund director, and as an executive with a private equity real estate investment management firm, and a Fund Independent Trustee since 2013.

William D. Cvengros: Service as Chief Executive Officer and President of a leading publicly traded investment management firm, Chief Investment Officer of a major life insurance company, a corporate and fund director, and in various capacities with private investment firms, and a Fund Independent Trustee since 2011.

Raudline Etienne: Service as Deputy Controller and Chief Investment Officer of a large public pension fund, Senior Vice President and Senior Advisor to a global strategy firm, and a Fund Independent Trustee since 2016.

William F. McCalpin: Service as Chief Operating Officer of a large private family foundation, Chairman and Director of an unaffiliated fund complex, and a Fund Independent Trustee since 2002 and Independent Chairman of the Board of Trustees since 2008.

Gary A. Poliner: Service as President, and Vice President and Chief Risk Officer, of a large life insurance company, a director of private companies, service as director and Chairman and Director of unaffiliated fund complexes, and a Fund Independent Trustee since 2016.

James T. Rothe: Co-founder and Managing Director of a private investment firm, former business school professor, service as a corporate director, and a Fund Independent Trustee since 1997.

William D. Stewart: Service as a corporate vice president of a NASDAQ-listed industrial manufacturer and a Fund Independent Trustee since 1984.

Linda S. Wolf: Service as Chairman and Chief Executive Officer of a global advertising firm, service on multiple corporate and nonprofit boards, and a Fund Independent Trustee since 2005.

General Information Regarding the Board of Trustees and Leadership Structure

The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and each of the Janus funds on behalf of fund shareholders. Each member of the Board is an Independent Trustee, including the Board’s Chairman. The Board’s responsibilities include, but are not limited to, oversight of the Janus funds’ officers and service providers, including Janus Capital, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Janus funds’ service providers, including the investment management agreements with Janus Capital and any applicable sub-adviser. The Trustees are also responsible for determining or changing each Janus fund’s investment objective(s), policies, and available investment techniques, as well as for overseeing the Janus funds’ Chief

Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel, an independent fee consultant, and other specialists as appropriate, all of whom are selected by the Trustees. The Trustees also meet regularly without representatives of Janus Capital or its affiliates present.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board as a whole is responsible for oversight of the annual process by which the Board considers and approves each fund’s investment advisory agreement with Janus Capital, but specific matters related to oversight of the Janus funds’ independent auditors have been delegated by the Board to its Audit Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chairman of the Board (“Board Chairman”) is responsible for presiding at all meetings of the Board, and has other duties as may be assigned by the Trustees from time to time. The Board Chairman also serves as the Board’s liaison to Janus Capital with respect to all matters related to the Janus funds that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) the number of Janus funds overseen and the various investment objectives of those funds; (2) the manner in which the Janus funds’ shares are marketed and distributed; and (3) the responsibilities entrusted to Janus Capital and its affiliates to oversee the Trust’s day-to-day operations, including the management of each Janus fund’s holdings and the distribution of fund shares. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Janus funds in the complex.

Committees of the Board

The Board of Trustees has six standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Nominating and Governance Committee, and Pricing Committee. The table below shows the committee members as of the date of this SAI. The composition of certain committees was different throughout the fiscal year. Each committee is comprised entirely of Independent Trustees. Information about each committee’s functions is provided in the following table:

	Summary of Functions	Members* (Independent Trustees)	Number of Meetings Held During 12-Month Period Ended June 30, 2016
Audit Committee	Reviews the financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, Form N-CSR filings, and the audit process. The Committee’s review of the audit process includes, among other things, the appointment, compensation, and oversight of the Trust’s independent auditor and preapproval of all audit and nonaudit services.	William D. Cvengros (Chair) Gary A. Poliner William D. Stewart	8
Brokerage Committee	Reviews and makes recommendations regarding matters related to the Trust’s use of brokerage commissions and placement of portfolio transactions.	Alan A. Brown (Chair) James T. Rothe William D. Stewart	4
Investment Oversight Committee	Oversees the investment activities of the Trust’s funds and reviews various matters related to the operations of the Janus money market funds, including compliance with their Money Market Fund Procedures.	William F. McCalpin (Chair) Alan A. Brown William D. Cvengros(1) Raudline Etienne Gary A. Poliner James T. Rothe William D. Stewart Linda S. Wolf	5

	Summary of Functions	Members* (Independent Trustees)	Number of Meetings Held During 12-Month Period Ended June 30, 2016
Legal and Regulatory Committee	Oversees compliance with various procedures adopted by the Trust, reviews certain regulatory filings made with the SEC, and oversees the implementation and administration of the Trust’s Proxy Voting Guidelines.	Linda S. Wolf (Chair) Alan A. Brown William F. McCalpin Gary A. Poliner	8
Nominating and Governance Committee	Identifies and recommends individuals for election as Trustee, consults with Management in planning Trustee meetings, and oversees the administration of, and ensures compliance with, the Trust’s Governance Procedures and Guidelines, which includes review of proposed changes to Trustee compensation.	James T. Rothe (Chair) William F. McCalpin Linda S. Wolf	6
Pricing Committee	Determines a fair value of restricted and other securities for which market quotations are not readily available or are deemed not to be reliable, pursuant to procedures adopted by the Trustees and reviews other matters related to the pricing of securities.	William D. Stewart (Chair) Raudline Etienne James T. Rothe Linda S. Wolf	4

*	Raudline Etienne and Gary A. Poliner were elected as new Fund Trustees at a joint Special Meeting of Shareholders on June 14, 2016.
(1)	Mr. Cvengros serves as the Lead Trustee for money market matters.

Board Oversight of Risk Management

Janus Capital, as part of its responsibilities for the day-to-day operations of the Janus funds, is responsible for day-to-day risk management for the funds. The Board, as part of its overall oversight responsibilities for the Janus funds’ operations, oversees Janus Capital’s risk management efforts with respect to the funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Janus funds. The Board discharges its oversight duties and considers potential risks in a number of different ways, including, but not limited to, receiving reports on a regular basis, either directly or through an appropriate committee, from Janus Capital and its officers. Reports received include those from, among others, Janus Capital’s (1) senior managers responsible for oversight of global risk; (2) senior managers responsible for oversight of fund construction and trading risk; (3) Chief Compliance Officer; and (4) Director of Internal Audit. At the time these reports are presented, the Board or the committee receiving the report will, as it deems necessary, invite the presenter to participate in an executive session to discuss matters outside the presence of any other officers or representatives of Janus Capital or its affiliates. The Board also receives reports from other entities and individuals unaffiliated with Janus Capital, including reports from the Janus funds’ other service providers and from independent consultants hired by the Board.

Various Board committees also will consider particular risk items as the committee addresses items and issues specific to the jurisdiction of that committee. For example, the Pricing Committee will consider valuation risk as part of its regular oversight responsibilities, and similarly, the Brokerage Committee will consider counterparty risk associated with Janus fund transactions. The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Janus fund matters brought before the Board. The Board has appointed a Chief Compliance Officer for the Janus funds (“Fund CCO”) who (1) reports directly to the Board and (2) provides a comprehensive written report annually and presents quarterly at the Board’s regular meetings. The Fund CCO, who also serves as Janus Capital’s Chief Compliance Officer, discusses relevant risk issues that may impact the Janus funds and/or Janus Capital’s services to the funds, and routinely meets with the Board in private without representatives of Janus Capital or its affiliates present. The Fund CCO also provides the Board with updates on the application of the Janus funds’ compliance policies and procedures, including how these procedures are designed to mitigate risk and what, if any, changes have been made to enhance the procedures. The Fund CCO may also report to the Board on an ad hoc basis in the event that he identifies issues associated with the Janus funds’ compliance policies and procedures that could expose the funds to additional risk or adversely impact the ability of Janus Capital to provide services to the funds.

The Board believes that its leadership structure permits it to effectively discharge its oversight responsibilities with respect to the Janus funds’ risk management process.

Additional Information About Trustees

Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. For each Trustee, these investments are expected, in the aggregate, to equal median Trustee annual compensation with an allowance for new Trustees to reach this level of investment over time. These investments may include amounts held under a deferred compensation plan that are valued based on “shadow investments” in such funds. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.

No Trustee owns any securities of the Funds described in this SAI because each Fund is a newly-created shell fund with Janus Capital as its only shareholder.

As of December 31, 2016, the Trustees owned securities of each Target Fund in the dollar range shown in the following table. The last column of the table reflects each Trustee’s aggregate dollar range of securities of all mutual funds advised by Janus Capital and overseen by the Trustees (collectively, the “Janus Funds”).

Name of Janus Trustee	Dollar Range of Equity Securities in each Target Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Funds
Independent Trustees
William F. McCalpin(1)	—	[To be updated	]
Alan A. Brown	—
William D. Cvengros	—
Raudline Etienne*	—
Gary A. Poliner*	—
James T. Rothe(1)	—
William D. Stewart	—
Linda S. Wolf(1)	—

*	Raudline Etienne and Gary A. Poliner were elected as new Fund Trustees at a joint Special Meeting of Shareholders on June 14, 2016.
(1)	Ownership shown includes amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more funds.

The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an “interested” Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Funds’ Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

To the best knowledge of the Trust, the following table shows the aggregate compensation paid to each Independent Trustee by the Funds described in this SAI and all mutual funds advised by Janus Capital and overseen by the Trustees (collectively, the “Janus Funds”) for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital (“shadow investments”).

Name of Person, Position	Aggregate Compensation from the Funds for 12-month period ended September 30, 2016†	Total Compensation from the Janus Funds for calendar year ended December 31, 2016(1)(2)
Independent Trustees
William F. McCalpin, Chairman and Trustee(3)(4)	—	[	]
Alan A. Brown, Trustee(4)	—	[	]
William D. Cvengros, Trustee(4)	—	[	]
Raudline Etienne, Trustee*	—	[	]
Gary A. Poliner, Trustee**	—	[	]
James T. Rothe, Trustee(4)	—	[	]
William D. Stewart, Trustee(4)	—	[	]
Linda S. Wolf, Trustee(4)	—	[	]

†	No compensation was paid from the Funds described in this SAI to the Trustees for the twelve-month period ended September 30, 2016 because the new series were created after September 30, 2016.
*	Raudline Etienne served as independent consultant to the Trustees during the period June 2, 2014 to June 13, 2016. Ms. Etienne was elected as a Fund Trustee on June 14, 2016. Total Compensation from the Janus Funds for Ms. Etienne includes amounts paid for service as an independent consultant for the period January 1, 2016 to June 13, 2016, as well as service as a Trustee for the period June 14, 2016 to December 31, 2016. The Aggregate Compensation from the Funds reflected above includes amounts paid to Ms. Etienne for service as an independent consultant and as a Trustee for the fiscal year ended September 30, 2016.
**	Gary A. Poliner served as independent consultant to the Trustees during the period January 1, 2016 to June 13, 2016. Mr. Poliner was elected as a Fund Trustee on June 14, 2016. Total Compensation from the Janus Funds for Mr. Poliner includes amounts paid for service as an independent consultant for the period January 1, 2016 to June 13, 2016, as well as service as a Trustee for the period June 14, 2016 to December 31, 2016. The Aggregate Compensation from the Funds reflected above includes amounts paid to Mr. Poliner for service as an independent consultant and as a Trustee for the period January 1, 2016 to September 30, 2016.
(1)	For all Trustees, includes compensation for service on the boards of two Janus trusts comprised of 58 portfolios.
(2)	Total Compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the year are as follows: William F. McCalpin $[ ] and James T. Rothe $[ ].
(3)	Aggregate Compensation received from the Funds and Total Compensation received from all Janus Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees.
(4)	Aggregate Compensation received from the Funds and Total Compensation received from all Janus Funds includes additional compensation paid for service as chair of, or as Lead Trustee for, one or more committees of the Board of Trustees during certain periods.

JANUS INVESTMENT PERSONNEL

Material Conflicts

Certain portfolio managers may manage other accounts with investment strategies similar to the Funds. Those other accounts may include other Janus funds, private-label mutual funds for which Janus Capital serves as sub-adviser, and separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have materially higher fees than a Fund or may have a performance-based management fee. As such, fees earned by Janus Capital may vary among these accounts. Janus Capital or an affiliate may also provide seed capital to one or more of these accounts. In addition, the portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Under certain circumstances, a portfolio manager (or portfolio manager’s family members) may own the same securities as those held in a Fund’s portfolio. Certain portfolio managers may also have roles as research analysts for one or more Janus funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a portfolio manager may execute transactions for another account that may adversely impact the value of securities held by a Fund. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts. Trade allocation and personal trading are described in further detail under “Additional Information About Janus Capital and the Sub-adviser.” Furthermore, Janus Capital believes that conflicts arising from personal ownership by a portfolio manager (or portfolio manager’s family members) of the same securities held in a Fund may be mitigated by the portfolio manager’s compliance with Janus Capital’s personal trading policy within the Ethics Rules.

Janus Capital is the adviser to the Funds and the Janus “funds of funds,” which are funds that invest primarily in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus “funds of funds” and the Funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus “fund of funds” among such Funds. For example, the Janus “funds of funds” investments have been and may continue to be a significant portion of the investments in other Janus funds, allowing Janus Capital the opportunity to recoup expenses it previously waived or reimbursed for a Fund, or to reduce the amount of seed capital investment needed by Janus Capital for the Janus funds.

Compensation Information

The following describes the structure and method of calculating a portfolio manager’s compensation as of [June 30, 2016].

The portfolio managers and co-portfolio managers (if applicable) (“portfolio manager” or “portfolio managers”) are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards. The long-term incentive awards are subject to a vesting schedule and consist of a mixture of JCGI restricted stock and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager.

A portfolio manager’s variable compensation is discretionary and is determined by Janus Capital management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus Capital’s pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

Newly hired portfolio managers may have guaranteed minimum compensation levels for limited periods. Portfolio managers who take on new responsibilities or who are transitioning or have transitioned their responsibilities may also have guaranteed minimum compensation levels for limited periods.

Certain portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI’s Executive Income Deferral Program.

HIML INVESTMENT PERSONNEL

Other Accounts Managed

To the best knowledge of the Trust, the following table provides information relating to other accounts managed by the HIML investment personnel as of [June 30, 2016]. For any co-managed Fund or account, the assets reflect total Fund assets. If applicable, accounts included under Other Registered Investment Companies may include sub-advised accounts and non-U.S. registered investment companies. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($)	Pooled Investment Vehicle Accounts	Assets Managed ($)	Other Accounts	Assets Managed ($)	Total Assets Managed ($)
Jenna Barnard	Henderson Dividend & Income Builder Fund	57.28	Preference & Bond Fund	1,024.34	—	—	7,502.45
			Strategic Bond Fund	2,034.37
	Henderson Strategic Income Fund	182.62	Cautious Managed Fund	3,192.00
			Fixed Interest Monthly Income Fund	1,011.84
Nicholas Cowley	Henderson International Opportunities Fund (Emerging Markets)	117.09	—	—	—	—	117.09
Alex Crooke	Henderson Dividend & Income Builder Fund	57.28	Bankers Investment Trust Plc	1,333.72	—	—	5,903.00
			High Income Trust	290.82
	Henderson Global Equity Income Fund	3,414.37	Global Equity Income Fund	1,002.13
			Global Equity Income Fund (AUS)	4.68
Job Curtis	Henderson Dividend & Income Builder Fund	57.29	The City of London Investment Trust Plc	1,907.77	—	—	5,379.43
	Henderson Global Equity Income Fund	3,414.37
Glen Finegan	Henderson International Opportunities Fund (Emerging Markets)	117.09	Emerging Markets Opportunities Fund	192.41	—	—	423.97
			Gartmore Latin American Fund	46.76
Andrew Gillan	Henderson International Opportunities Fund (Asia Pacific)	468.89	—	—	—	—	730.28
	Henderson International Long/Short Equity	0.63
Neil Hermon	Henderson International Long/Short Equity Fund	0.86	UK Alpha Fund	603.85	—	—	1,653.45
			UK Smaller Companies Fund	196.73

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($)	Pooled Investment Vehicle Accounts	Assets Managed ($)	Other Accounts	Assets Managed ($)	Total Assets Managed ($)
			UK Smaller Companies Investment Trust Plc	852.01
Steve Johnstone	Henderson International Long/Short Equity	5.16	—	—	—	—	5.16
Ronan Kelleher	Henderson International Opportunities Fund	220.23	Gartmore Global Growth Fund	48.79	—	—	269.02
Ben Lofthouse	Henderson Dividend & Income Builder Fund	57.28	Global Equity Income Fund	1,002.13	—	—	4,616.74
	Henderson Global Equity Income Fund	3,414.37	Global Equity Income Fund (AUS)	4.68
			International Income Trust Plc	138.08
Vincent Musumeci	Henderson International Opportunities Fund (Japan)	801.07	—	—	—	—	802.22
	Henderson International Long/Short Equity Fund (Japan)	1.15
Paul O’Connor	Henderson All Asset Fund	51.95	Multi-Manager Managed Fund	509.81	—	—	2,483.13
			Multi-Manager Active Fund	302.71
			Multi-Manager Distribution Fund	262.62
			Multi-Manager Absolute Return Fund	204.95
			Multi-Manager Income & Growth Fund	682.81
			UK Strategic Income Unit Trust	18.41
			Diversified Growth Fund	252.21
			Horizon Global Multi- Asset Fund	117.43
			Multi-Manager Global Select Fund	80.23
Chris Paine	Henderson All Asset Fund	51.95	Diversified Growth Fund	252.21	—	—	421.59
			Horizon Global Multi- Asset Fund	117.43
John Pattulo	Henderson Dividend & Income Builder Fund	57.28	Preference & Bond Fund	1,024.34	—	—	7,502.45
			Strategic Bond Fund	2,034.37
	Henderson Strategic Income Fund	182.62	Cautious Managed Fund	3,192.00
			Fixed Interest Monthly Income Fund	1,011.84

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($)	Pooled Investment Vehicle Accounts	Assets Managed ($)	Other Accounts	Assets Managed ($)	Total Assets Managed ($)
Stephen Peak	Henderson European Focus Fund	3,437.89	—	—	—	—	7,700.99
	Henderson International Opportunities Fund	5.16
	Henderson International Opportunities Fund	4,257.94
Tim Stevenson	Henderson International Opportunities Fund (Europe 2)	1249.11	Henderson Horizon Pan	4,816.22	—	—	8,422.49
			European Equity Fund	271.96
			Henderson Eurotrust Plc	1,133.72
			Bankers Investment Trust Plc Law Debenture	951.48
Ian Warmerdam	Henderson International Opportunities Fund (Global Growth)	220.23	Henderson Global Growth Fund	503.09	—	—	1,905.88
			Henderson Gartmore Global Growth Fund	48.79
			Bankers Investment Trust Plc	1,133.72

Material Conflicts

As shown in the table above, the HIML investment personnel may manage other accounts with investment strategies similar to the Funds. Fees earned by the adviser may vary among these accounts. Janus Capital or an affiliate may provide seed capital to one or more of these accounts. In addition, the investment personnel may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on the investment personnel’s compensation than others. Under certain circumstances, the investment personnel (or investment personnel’s family members) may own the same securities as those held in a Fund’s portfolio. These factors could create conflicts of interest because the investment personnel may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Fund. A conflict may also exist if the investment personnel identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the investment personnel may execute transactions for another account that may adversely impact the value of securities held by a Fund. However, HIML believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the investment personnel are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, HIML generates regular daily trades for all of its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. In addition, HIML generates regular daily trades for all of its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. These procedures are described in further detail under “Additional Information About Janus Capital and the Sub-adviser.” Furthermore, Janus Capital believes that conflicts arising from personal ownership by the investment personnel (or investment personnel’s family members) of the same securities held in a Fund may be mitigated by the investment personnel’s compliance with Janus Capital’s personal trading policy within the Ethics Rules.

Compensation Information

Following is a summary of the compensation received by Henderson’s investment professionals for all accounts managed and not just for the applicable Funds. Henderson’s investment professionals have significant short and long-term financial incentives. In general, the compensation plan is based on:

•	Pre-defined, objective, measurable investment performance

•	Performance goals that are ambitious, but attainable

•	The plan provides an incentive for appropriately aggressive portfolio management to achieve maximum feasible results within the portfolio’s risk return parameters.

The compensation structure consists of four primary elements. There is a competitive base salary together with a short-term incentive bonus plan. In addition, there are two further incentive-based packages for senior international investment professionals that reward staff on both individual and team performance, reflecting profitable asset growth. “Profitable asset growth” refers to the increase in adviser revenues generated less the increase in costs. It is typically calculated per adviser team on a calendar year basis. Members of the relevant team receive a share of this growth, which is typically paid over a three year period.

Some portfolio managers are granted an award in a long-term incentive program that is based on several factors, including the profitability of Henderson. Additionally, some portfolio managers participate in the distribution of performance-related fees if such funds are structured accordingly. Currently, the Fund does not charge performance-related fees.

A summary of the compensation package is as follows:

•	Basic Salaries: in line with or better than the industry average

•	Short Term Incentive Bonus: the STI bonus is usually the majority of the variable component, based largely on investment performance; for a typical fund manager, it can vary between 50 percent and 150 percent of the salary

•	Growth Equity Bonus Plan: the GEB is based on a team’s contribution to a rise in profits, it is designed to reward profitable asset growth

•	Long Term Incentive Plan: as described above

•	Employee Share Plans: from year to year, portfolio managers may be able to invest part of their remuneration in various share schemes which are then partially matched by Henderson

Performance-related fees: for some funds, any performance-related fee earned by the firm is shared with individuals generating that performance. If a performance-related fee applies, compensation is based solely on performance and its terms are made public in the fund’s relevant disclosure document (i.e., prospectus or offering memorandum). Performance-related fees may vary from fund to fund but are typically measured over a one year period and compare the fund’s returns to either (i) a peer group, (ii) an index or (iii) an absolute return.

OWNERSHIP OF SECURITIES

None of the portfolio managers and/or investment personnel of the Funds described in this SAI beneficially owns any securities of the Fund(s) they manage because each Fund is a newly-created shell fund with Janus Capital as its only shareholder. However, as of June 30, 2016, the portfolio managers and/or investment personnel of the Funds described in this SAI beneficially owned securities of the Target Fund(s) they managed in the dollar range shown in the following table. The last column of the table also reflects each individual’s aggregate beneficial ownership of all mutual funds advised by Janus Capital within the Janus family of funds (collectively, the “Janus Funds”).

Investment Personnel	Dollar Range of Equity Securities in the Fund(s) Managed	Aggregate Dollar Range of Equity Securities in Janus Funds
Janus Capital
[To be updated]
HIML
[To be updated]

PRINCIPAL SHAREHOLDERS

The only current shareholder of each of the Funds is Janus Capital. However, the principal shareholders of each Target Fund will be the same for the Funds if each Merger is approved and the shareholders do not sell any of their shares.

To the knowledge of the Henderson Trust, as of October 31, 2016, the following persons owned beneficially or of record 5% or more of the Target Funds’ outstanding shares of any class. Shareholders of record with more than 25% of the outstanding shares of the Target Funds are believed to hold shares only as nominee. Shareholders who have the power to vote a large percentage of shares (at least 25%) of a Fund can control the Fund (within the meaning of the Section 2(a)(9) of the 1940 Act) and may be able to determine the outcome of a shareholder meeting.

Name of Fund and Class	Shareholder and Address of Record	Percentage Ownership
All Asset Fund – Class A	First Clearing LLC 2801 Market Street Saint Louis, MO 63103-2523	17.25
All Asset Fund – Class A	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	42.29
All Asset Fund – Class A	Raymond James Attn: Courtney Waller 800 Carillon Pkwy St. Petersburg, FL 33716-1100	6.62
All Asset Fund – Class A	RBC Capital Markets, LLC Attn: Mutual Fund Ops Manager 510 Marquett Ave. S Minneapolis, MN 55402-1110	9.27
All Asset Fund – Class A	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	7.04
All Asset Fund – Class C	First Clearing LLC 2801 Market Street Saint Louis, MO 63103-2523	30.87
All Asset Fund – Class C	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	33.23
All Asset Fund – Class C	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	16.84
All Asset Fund – Class C	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	7.63
All Asset Fund – Class I	First Clearing LLC 2801 Market Street Saint Louis, MO 63103-2523	37.12
All Asset Fund – Class I	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	15.16
All Asset Fund – Class I	Raymond James Attn: Courtney Waller 800 Carillon Pkwy St. Petersburg, FL 33716-1100	12.47

Name of Fund and Class	Shareholder and Address of Record	Percentage Ownership
All Asset Fund – Class I	RBC Capital Markets, LLC Attn: Mutual Fund Ops Manager 510 Marquett Ave. S Minneapolis, MN 55402-1110	6.37
All Asset Fund – Class I	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	16.00
All Asset Fund – Class R6(1)	BNP Paribas NY Branch London Henderson Pension Reinvest 525 Washington Blvd 9th Floor Jersey City, NJ 07310-1606	99.72
Dividend & Income Builder Fund – Class R6(1)	A Edward Nassar Tod 30947 Belaire Cir Westlake, OH 44145-5086	6.95
Dividend & Income Builder Fund – Class R6(1)	Barbara L. Lamb 7981 Greenbriar CT Burr Ridge, IL 60527-8019	8.21
Dividend & Income Builder Fund – Class R6(1)	Diane H. Snowden P.O. Box 12 Lumberton, NJ 08048-0012	7.91
Dividend & Income Builder Fund – Class R6(1)	James G. O’Brien Trust 4626 Woodland Ave Western Springs, IL 60558-1507	20.63
Dividend & Income Builder Fund – Class R6(1)	Peter E. Macentee 40 N Kensington Ave La Grange, IL 60525-5918	10.45
Dividend & Income Builder Fund – Class R6(1)	State Street Bank and Trust Company FBO Terrence G Muldoon Jr. 4230 Club DR NE Atlanta, GA 30319-1118	15.92
Dividend & Income Builder Fund – Class R6(1)	Suzanne T. White 5046 E Oriole Dr Monticello, IN 47960-7265	6.54
Dividend & Income Builder Fund – Class A	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	11.78
Dividend & Income Builder Fund – Class A	National Financial Services LLC Attn: Mutual Funds Dept 4th FL 499 Washington Blvd Jersey City, NJ 07310-2010	6.19
Dividend & Income Builder Fund – Class A	Raymond James Attn: Courtney Waller 800 Carillon Pkwy St. Petersburg, FL 33716-1100	20.53
Dividend & Income Builder Fund – Class A	Strafe & Co FBO Cha Foundation 1 P.O. Box 6924 Newark, DE 19714-6924	5.23
Dividend & Income Builder Fund – Class A	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	25.72

Name of Fund and Class	Shareholder and Address of Record	Percentage Ownership
Dividend & Income Builder Fund – Class C	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	20.01
Dividend & Income Builder Fund – Class C	Raymond James Attn: Courtney Waller 800 Carillon Pkwy St. Petersburg, FL 33716-1100	10.67
Dividend & Income Builder Fund – Class C	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	39.62
Dividend & Income Builder Fund – Class I	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	19.21
Dividend & Income Builder Fund – Class I	Raymond James Attn: Courtney Waller 800 Carillon Pkwy St. Petersburg, FL 33716-1100	15.82
Dividend & Income Builder Fund – Class I	RBC Capital Markets, LLC Attn: Mutual Fund Ops Manager 510 Marquett Ave. S Minneapolis, MN 55402-1110	7.07
Dividend & Income Builder Fund – Class I	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	36.19
European Focus Fund – Class A	Charles Schwab & Company Inc Special Custody Acct FBO Customers 211 Main St San Francisco, CA 94105-1905	10.72
European Focus Fund – Class A	First Clearing LLC 2801 Market Street Saint Louis, MO 63103-2523	7.36
European Focus Fund – Class A	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	8.33
European Focus Fund – Class A	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	13.15
European Focus Fund – Class A	National Financial Services LLC Attn: Mutual Funds Dept 4th FL 499 Washington Blvd Jersey City, NJ 07310-2010	13.79
European Focus Fund – Class A	Raymond James Attn: Courtney Waller 800 Carillon Pkwy St. Petersburg, FL 33716-1100	7.01
European Focus Fund – Class A	RBC Capital Markets, LLC Attn: Mutual Fund Ops Manager 510 Marquett Ave. S Minneapolis, MN 55402-1110	5.83

Name of Fund and Class	Shareholder and Address of Record	Percentage Ownership
European Focus Fund – Class A	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	9.76
European Focus Fund – Class C	Charles Schwab & Company Inc Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	5.96
European Focus Fund – Class C	First Clearing LLC 2801 Market Street Saint Louis, MO 63103-2523	12.14
European Focus Fund – Class C	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	19.23
European Focus Fund – Class C	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	26.14
European Focus Fund – Class C	Raymond James Attn: Courtney Waller 800 Carillon Pkwy St. Petersburg, FL 33716-1100	8.15
European Focus Fund – Class C	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	12.85
European Focus Fund – Class I	Charles Schwab & Company Inc Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	8.12
European Focus Fund – Class I	First Clearing LLC 2801 Market Street Saint Louis, MO 63103-2523	8.75
European Focus Fund – Class I	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	13.29
European Focus Fund – Class I	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	30.02
European Focus Fund – Class I	National Financial Services LLC Attn: Mutual Funds Dept 4th FL 499 Washington Blvd Jersey City, NJ 07310-2010	7.00
European Focus Fund – Class I	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	21.06
European Focus Fund – Class R6(1)	C Gary Gerst TTEE 1500 N Lake Shore Dr #22C Chicago, IL 60610-6686	22.81

Name of Fund and Class	Shareholder and Address of Record	Percentage Ownership
European Focus Fund – Class R6(1)	James G. Martha 595 Riverside Dr Cheshire Ct 06410-1816	5.28
European Focus Fund – Class R6(1)	James G. O’Brien Trust 4626 Woodland Ave Western Springs, IL 60558-1507	6.18
European Focus Fund – Class R6(1)	Karen A. Sheehan 36 Ballymeade Ln Windsor, CT 06095-5221	8.10
European Focus Fund – Class R6(1)	Suzanne T. White 5046 E Oriole Dr Monticello, IN 47960-7265	5.71
European Focus Fund – Class R6(1)	Terrence G. Muldoon Jr 4230 Club Dr NE Atlanta, GA 30319-1118	21.21
Global Equity Income Fund – Class A	Charles Schwab & Company Inc Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	5.51
Global Equity Income Fund – Class A	Charles Schwab & Company Inc Special Custody Acct FBO Customers 211 Main St San Francisco, CA 94105-1905	9.45
Global Equity Income Fund – Class A	First Clearing LLC 2801 Market Street Saint Louis, MO 63103-2523	11.87
Global Equity Income Fund – Class A	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	9.54
Global Equity Income Fund – Class A	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	11.16
Global Equity Income Fund – Class A	National Financial Services LLC Attn: Mutual Funds Dept 4th FL 499 Washington Blvd Jersey City, NJ 07310-2010	9.61
Global Equity Income Fund – Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	6.68
Global Equity Income Fund – Class A	Raymond James Attn: Courtney Waller 800 Carillon Pkwy St. Petersburg, FL 33716-1100	10.48
Global Equity Income Fund – Class A	RBC Capital Markets, LLC Attn: Mutual Fund Ops Manager 510 Marquett Ave. S Minneapolis, MN 55402-1110	5.54
Global Equity Income Fund – Class A	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	9.09

Name of Fund and Class	Shareholder and Address of Record	Percentage Ownership
Global Equity Income Fund – Class C	Charles Schwab & Company Inc Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	7.32
Global Equity Income Fund – Class C	First Clearing LLC 2801 Market Street Saint Louis, MO 63103-2523	13.64
Global Equity Income Fund – Class C	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	15.28
Global Equity Income Fund – Class C	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	26.90
Global Equity Income Fund – Class C	Raymond James Attn: Courtney Waller 800 Carillon Pkwy St. Petersburg, FL 33716-1100	13.60
Global Equity Income Fund – Class C	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	12.23
Global Equity Income Fund – Class I	Charles Schwab & Company Inc Special Custody Acct FBO Customers 211 Main St San Francisco, CA 94105-1905	13.78
Global Equity Income Fund – Class I	First Clearing LLC 2801 Market Street Saint Louis, MO 63103-2523	11.23
Global Equity Income Fund – Class I	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	9.28
Global Equity Income Fund – Class I	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	23.11
Global Equity Income Fund – Class I	National Financial Services LLC Attn: Mutual Funds Dept 4th FL 499 Washington Blvd Jersey City, NJ 07310-2010	7.84
Global Equity Income Fund – Class I	Raymond James Attn: Courtney Waller 800 Carillon Pkwy St. Petersburg, FL 33716-1100	7.50
Global Equity Income Fund – Class I	RBC Capital Markets, LLC Attn: Mutual Fund Ops Manager 510 Marquett Ave. S Minneapolis, MN 55402-1110	5.50
Global Equity Income Fund – Class I	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	12.50

Name of Fund and Class	Shareholder and Address of Record	Percentage Ownership
Global Equity Income Fund – Class R6(1)	Henderson All Asset Fund Attn: Treasurer 737 N Michigan Ave Ste 1700 Chicago, IL 60611-6652	70.10
Global Equity Income Fund – Class R6(1)	Mac & Co A/C Attn: Mutual Fund Operations 500 Grant St, Room #151-1010 Pittsburgh, PA 15219-2502	17.88
International Long/Short Equity Fund – Class A	Charles Schwab & Company Inc Special Custody Acct FBO Customers 211 Main St San Francisco, CA 94105-1905	5.22
International Long/Short Equity Fund – Class A	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	80.66
International Long/Short Equity Fund – Class A	National Financial Services LLC Attn: Mutual Funds Dept 4th FL 499 Washington Blvd Jersey City, NJ 07310-2010	13.89
International Long/Short Equity Fund – Class C	HGI Group Ltd Attn: Nicole Kurzon 201 Bishopsgate London ED2M 3AE England, UK EC2M	41.15
International Long/Short Equity Fund – Class C	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	58.85
International Long/Short Equity Fund – Class I	Charles Schwab & Company Inc Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	81.24
International Long/Short Equity Fund – Class I	Maril & Co FBO 85 c/o BMO Harris Bank NA Attn: MF 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304-5280	7.57
International Long/Short Equity Fund – Class I	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	7.49
International Long/Short Equity Fund – Class R6(1)	HGI Group Ltd Attn: Nicole Kurzon 201 Bishopsgate London ED2M 3AE England, UK EC2M	99.21
International Opportunities Fund – Class A	Charles Schwab & Company Inc Special Custody Acct FBO Customers 211 Main St San Francisco, CA 94105-1905	24.02
International Opportunities Fund – Class A	First Clearing LLC 2801 Market Street Saint Louis, MO 63103-2523	5.15
International Opportunities Fund – Class A	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	9.73

Name of Fund and Class	Shareholder and Address of Record	Percentage Ownership
International Opportunities Fund – Class A	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	7.62
International Opportunities Fund – Class A	National Financial Services LLC Attn: Mutual Funds Dept 4th FL 499 Washington Blvd Jersey City, NJ 07310-2010	14.52
International Opportunities Fund – Class A	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	7.43
International Opportunities Fund – Class C	Charles Schwab & Company Inc Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	6.08
International Opportunities Fund – Class C	First Clearing LLC 2801 Market Street Saint Louis, MO 63103-2523	15.99
International Opportunities Fund – Class C	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	17.61
International Opportunities Fund – Class C	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	22.47
International Opportunities Fund – Class C	National Financial Services LLC Attn: Mutual Funds Dept 4th FL 499 Washington Blvd Jersey City, NJ 07310-2010	7.41
International Opportunities Fund – Class C	Raymond James Attn: Courtney Waller 800 Carillon Pkwy St. Petersburg, FL 33716-1100	9.05
International Opportunities Fund – Class C	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	11.41
International Opportunities Fund – Class I	Charles Schwab & Company Inc Special Custody Acct FBO Customers 211 Main St San Francisco, CA 94105-1905	9.46
International Opportunities Fund – Class I	First Clearing LLC 2801 Market Street Saint Louis, MO 63103-2523	7.01
International Opportunities Fund – Class I	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	11.91
International Opportunities Fund – Class I	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	31.56

Name of Fund and Class	Shareholder and Address of Record	Percentage Ownership
International Opportunities Fund – Class I	National Financial Services LLC Attn: Mutual Funds Dept 4th FL 499 Washington Blvd Jersey City, NJ 07310-2010	9.57
International Opportunities Fund – Class I	Raymond James Attn: Courtney Waller 800 Carillon Pkwy St. Petersburg, FL 33716-1100	6.78
International Opportunities Fund – Class I	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	14.32
International Opportunities Fund – Class IF(2)	National Financial Services LLC Attn: Mutual Funds Dept 4th FL 499 Washington Blvd Jersey City, NJ 07310-2010	100.00
International Opportunities Fund – Class R	Charles Schwab & Company Inc Special Custody Acct FBO Customers 211 Main St San Francisco, CA 94105-1905	5.96
International Opportunities Fund – Class R	Great-West Trust Company LLC Employee Benefits Clients 401K 8515 E Orchard Rd 2T2 Greenwood VLG, CO 80111-5002	5.48
International Opportunities Fund – Class R	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	70.80
International Opportunities Fund – Class R6(1)	C Gary Gerst TTEE 1500 N Lake Shore Dr #22C Chicago, IL 60610-6686	36.09
International Opportunities Fund – Class R6(1)	James G. Martha 595 Riverside Dr Cheshire Ct 06410-1816	12.54
International Opportunities Fund – Class R6(1)	James G. O’Brien Trust 4626 Woodland Ave Western Springs, IL 60558-1507	5.35
International Opportunities Fund – Class R6(1)	Mona M. Bent 69 Northington Dr Avon, CT 06001-2355	6.97
International Strategic Income Fund – Class A	Charles Schwab & Company Inc Special Custody Acct FBO Customers 211 Main St San Francisco, CA 94105-1905	16.77
International Strategic Income Fund – Class A	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	6.38
Strategic Income Fund – Class A	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	14.13
Strategic Income Fund – Class A	National Financial Services LLC Attn: Mutual Funds Dept 4th FL 499 Washington Blvd Jersey City, NJ 07310-2010	21.51

Name of Fund and Class	Shareholder and Address of Record	Percentage Ownership
Strategic Income Fund – Class A	Raymond James Attn: Courtney Waller 800 Carillon Pkwy St. Petersburg, FL 33716-1100	5.18
Strategic Income Fund – Class C	Charles Schwab & Company Inc Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	7.67
Strategic Income Fund – Class C	First Clearing LLC 2801 Market Street Saint Louis, MO 63103-2523	15.09
Strategic Income Fund – Class C	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	15.35
Strategic Income Fund – Class C	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	22.79
Strategic Income Fund – Class C	Raymond James Attn: Courtney Waller 800 Carillon Pkwy St. Petersburg, FL 33716-1100	11.42
Strategic Income Fund – Class C	RBC Capital Markets, LLC Attn: Mutual Fund Ops Manager 510 Marquett Ave. S Minneapolis, MN 55402-1110	5.18
Strategic Income Fund – Class C	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	12.77
Strategic Income Fund – Class I	Charles Schwab & Company Inc Special Custody Acct FBO Customers 211 Main St San Francisco, CA 94105-1905	11.49
Strategic Income Fund – Class I	First Clearing LLC 2801 Market Street Saint Louis, MO 63103-2523	10.47
Strategic Income Fund – Class I	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	18.03
Strategic Income Fund – Class I	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	15.87
Strategic Income Fund – Class I	National Financial Services LLC Attn: Mutual Funds Dept 4th FL 499 Washington Blvd Jersey City, NJ 07310-2010	5.96
Strategic Income Fund – Class I	RBC Capital Markets, LLC Attn: Mutual Fund Ops Manager 510 Marquett Ave. S Minneapolis, MN 55402-1110	18.00

Name of Fund and Class	Shareholder and Address of Record	Percentage Ownership
Strategic Income Fund – Class I	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	9.66
Strategic Income Fund – Class R6(1)	Henderson All Asset Fund Attn: Treasurer 737 N Michigan Ave Ste 1700 Chicago, IL 60611-6652	93.07

(1)	Shareholders of Class R6 Shares of a Target Fund will receive Class N shares of its corresponding Fund.
(2)	Shareholders of Class IF Shares of Henderson International Opportunities Fund will receive Class I shares of Janus Henderson International Opportunities Fund.

MISCELLANEOUS INFORMATION

Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on February 11, 1986. As of the date of this SAI, the Trust offers 45 series of shares other than those Funds included in this SAI, known as “Funds.” Each Fund presently offers interests in different classes of shares as described in the table below.

Fund Name	Class A Shares	Class C Shares	Class D Shares	Class I Shares	Class L Shares	Class N Shares	Class R Shares	Class S Shares	Class T Shares
INTECH Emerging Markets Managed Volatility Fund	x	x	x	x				x	x
INTECH Global Income Managed Volatility Fund	x	x	x	x				x	x
INTECH International Managed Volatility Fund(1)	x	x	x	x		x		x	x
INTECH U.S. Core Fund(1)(2)	x	x	x	x		x		x	x
INTECH U.S. Managed Volatility Fund(1)	x	x	x	x		x		x	x
Janus Adaptive Global Allocation Fund	x	x	x	x		x		x	x
Janus Asia Equity Fund	x	x	x	x				x	x
Janus Balanced Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Contrarian Fund(1)(2)	x	x	x	x			x	x	x
Janus Diversified Alternatives Fund	x	x	x	x		x		x	x
Janus Emerging Markets Fund	x	x	x	x				x	x
Janus Enterprise Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Flexible Bond Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Forty Fund(1)	x	x		x		x	x	x	x
Janus Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Global Allocation Fund – Conservative(2)	x	x	x	x				x	x
Janus Global Allocation Fund – Growth(2)	x	x	x	x				x	x
Janus Global Allocation Fund – Moderate(2)	x	x	x	x				x	x
Janus Global Bond Fund	x	x	x	x		x		x	x
Janus Global Life Sciences Fund(2)	x	x	x	x				x	x
Janus Global Real Estate Fund(1)	x	x	x	x				x	x
Janus Global Research Fund(2)	x	x	x	x			x	x	x
Janus Global Select Fund(1)(2)	x	x	x	x			x	x	x
Janus Global Technology Fund(2)	x	x	x	x				x	x
Janus Global Unconstrained Bond Fund	x	x	x	x		x	x	x	x
Janus Government Money Market Fund(2)			x						x
Janus Growth and Income Fund(1)(2)	x	x	x	x			x	x	x
Janus High-Yield Fund(1)(2)	x	x	x	x		x	x	x	x
Janus International Equity Fund(1)	x	x	x	x		x	x	x	x
Janus Money Market Fund(2)			x						x
Janus Multi-Sector Income Fund	x	x	x	x		x		x	x
Janus Overseas Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Real Return Fund	x	x	x	x				x	x
Janus Research Fund(2)	x	x	x	x		x		x	x
Janus Short-Term Bond Fund(2)	x	x	x	x		x		x	x
Janus Triton Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Twenty Fund(2)			x						x
Janus Venture Fund(2)	x	x	x	x		x		x	x
Perkins Global Value Fund(2)	x	x	x	x		x		x	x
Perkins International Value Fund	x	x	x	x		x		x	x
Perkins Large Cap Value Fund(1)	x	x	x	x		x		x	x
Perkins Mid Cap Value Fund(1)(2)	x	x	x	x	x	x	x	x	x

Fund Name	Class A Shares	Class C Shares	Class D Shares	Class I Shares	Class L Shares	Class N Shares	Class R Shares	Class S Shares	Class T Shares
Perkins Select Value Fund	x	x	x	x				x	x
Perkins Small Cap Value Fund(1)(2)	x	x	x	x	x	x	x	x	x
Perkins Value Plus Income Fund	x	x	x	x				x	x

(1)	On July 6, 2009, the funds of the Janus Adviser Series trust reorganized into the Trust. As a result, certain Funds described in this SAI assumed the assets and liabilities of the corresponding Janus Adviser Series funds. Each Fund described in this SAI has a fiscal year end of June 30.
(2)	On February 16, 2010, the Fund’s Class J Shares (the initial share class) were restructured into two separate share classes. Shareholders who held their shares directly with Janus Capital were transitioned to a newly created share class called “Class D Shares.” Shareholders who held their shares through an intermediary remained in Class J Shares, which was renamed “Class T Shares.”

Funds listed in the preceding table that are not marked with footnote (1) or (2) commenced operations after July 6, 2009.

Effective January 28, 2011, Janus Research Core Fund was reorganized into Janus Growth and Income Fund. Effective March 15, 2013, Janus Global Research Fund was reorganized into Janus Worldwide Fund, which was subsequently renamed Janus Global Research Fund. Effective April 5, 2013, Janus World Allocation Fund was reorganized into Janus Global Allocation Fund – Moderate. Effective April 24, 2015, INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund) was reorganized into INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund).

Janus Capital reserves the right to the name “Janus.” In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name “Janus” as soon as reasonably practicable.

Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of their liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office.

SHARES OF THE TRUST

The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the Shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books.

SHAREHOLDER MEETINGS

The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders’ rights, determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust’s governing documents, or as the Trustees consider necessary or desirable.

Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 10% of the shares then outstanding. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

The Trustees of the Trust were elected at a Special Meeting of Shareholders on June 14, 2016. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.

As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Fund that you own. Generally, all funds and classes vote together as a single group, except where a separate vote of one or more funds or classes is required by law or where the interests of one or more funds or classes are affected differently from other funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION

The Trust may in the future seek to achieve a fund’s objective by investing all of that fund’s assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[to be updated by amendment]

REGISTRATION STATEMENT

A Registration Statement on Form N-14, including amendments thereto, relating to the common shares of the Funds offered hereby, has been filed by the Trust with the SEC. The Joint Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Funds and the common shares offered hereby, reference is made to the Funds’ Registration Statement. Statements contained in the Joint Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

FINANCIAL STATEMENTS

INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION

Pro forma financial information has not been prepared for the reorganization of each Target Fund into the corresponding Acquiring Fund because each Acquiring Fund is a newly organized shell series with no assets or liabilities that will commence investment operations upon completion of each Merger and continue the operation of the Target Fund. Each Target Fund will be the accounting survivor after the Merger. For the same reason, no Acquiring Fund has published an annual or semi-annual report to shareholders. This SAI incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

•	The Financial Statements of each of Henderson All Asset Fund, Henderson Dividend & Income Builder Fund, Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson International Long/Short Equity Fund, Henderson International Opportunities Fund, and Henderson Strategic Income Fund included in the annual report, dated July 31, 2016, as filed on September 29, 2016 (File No: 811-10399, Accession No: 0000891804-16-001782).

APPENDIX A

EXPLANATION OF RATING CATEGORIES

The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and HIML consider security ratings when making investment decisions, they also perform their own investment analyses and do not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR’S RATINGS SERVICES

Bond Rating	Explanation
Investment Grade

AAA	Highest rating; extremely strong capacity to pay principal and interest.

AA	High quality; very strong capacity to pay principal and interest.

A	Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

BBB	Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
Non-Investment Grade

BB	Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	More vulnerable to nonpayment than obligations rated “BB,” but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

CC	Currently highly vulnerable to nonpayment.

C	Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.

D	In default.

FITCH, INC.

Long-Term Bond Rating	Explanation
Investment Grade

AAA	Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.

AA	Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

A	High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.
Non-Investment Grade

BB	Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC	May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

CC	May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.

C	May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

D	In default.

Short-Term Bond Rating	Explanation

F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

F-2	Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

MOODY’S INVESTORS SERVICE, INC.

Bond Rating	Explanation
Investment Grade

Aaa	Highest quality, smallest degree of investment risk.

Aa	High quality; together with Aaa bonds, they compose the high-grade bond group.

A	Upper to medium-grade obligations; many favorable investment attributes.

Baa	Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
Non-Investment Grade

Ba	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.

Ca	Speculative in a high degree; could be in default or have other marked shortcomings.

C	Lowest rated; extremely poor prospects of ever attaining investment standing.

Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions Available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting 737 North Michigan Avenue, Suite 1700 Chicago, Illinois 60611 On [ ], 2017 Please detach at perforation before mailing. PROXY SPECIAL MEETING OF HENDERSON SHAREHOLDERS GLOBAL TO BE FUNDS HELDON [ ], 2017 PROXY This Proxy is solicited on behalf of the Board of Trustees of Henderson Global Funds. The undersigned, revoking any previous proxies, hereby appoint(s) [ ], or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote the shares of Henderson Global Funds, on behalf of each of its series (each, a “Fund” and together, the “Funds”), which the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Meeting”) of the Funds, to be held at 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611 on [ ] at [ ], Central Time and at any adjournments or postponements of such Meeting. This proxy shall be voted on the proposal described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournments or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged. IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. HGF_28509_122916-BK3

EVERY SHAREHOLDER’S VOTE IS IMPORTANT IMPORTANT NOTICE REGARDING THE AVAILABLITY OF PROXY MATERIALS for the Special Meeting of Shareholders on [ ]. The Proxy Statement and Proxy Card for this meeting is available at: https://www.proxy-direct.com/xxx-28509 FUNDS Henderson International Opportunities Fund Henderson Strategic Income Fund Henderson Dividend & Income Builder Fund FUNDS Henderson Global Equity Income Fund Henderson All Asset Fund FUNDS Henderson European Focus Fund Henderson International Long/Short Equity Fund Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: X A Proposals – The Board of Trustees Recommends a Vote FOR the Proposal. 1. Approve an Agreement and Plan of Reorganization, which provides for the transfer of all of the assets and all the liabilities of each Fund to a corresponding series (each an “Acquiring Fund”) of Janus Investment Fund, in exchange for shares of beneficial interest of the respective Acquiring Fund. 01 Henderson International Opportunities Fund 03 Henderson European Focus Fund 05 Henderson All Asset Fund 07 Henderson Dividend & Income Builder Fund FOR AGAINST ABSTAIN 02 Henderson Global Equity Income Fund 04 Henderson Strategic Income Fund 06 Henderson International Long/Short Equity Fund FOR AGAINST ABSTAIN As to any other matter, said attorneys shall vote in accordance with their discretion. B Authorized Signatures ? This section must be completed for your vote to be counted.? Sign and Date Below Date (mm/dd/yyyy) ? Please print date below Signature 1 ? Please keep signature within the box Signature 2 ? Please keep signature within the box 35199999001099 HGF 28509 M 40000001

PART C - OTHER INFORMATION

ITEM 15.	Indemnification

Article VI of Janus Investment Fund’s (the “Trust”) Amended and Restated Agreement and Declaration of Trust provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees, officers and Advisory Board members will be indemnified against liability and against all expenses of litigation incurred by them in connection with any action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their connection with the Funds, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither “interested persons” (as defined under the Investment Company Act of 1940, as amended, i.e., “Non-interested Trustees”) of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his or her conduct is later determined to preclude indemnification, and that either he or she provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of Non- interested Trustees, or independent legal counsel in a written opinion, determines that he or she ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees, officers and any Advisory Board members.

Additionally, each Non-interested Trustee has entered into an Indemnification Agreement with the Trust, which agreement provides that the Trust shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer, employee or authorized agent of the Trust to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The Indemnification Agreement cannot be altered without the consent of the Non-interested Trustee and the Trust. In addition, the Indemnification Agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses more timely, efficient, and certain. In accordance with Section 17(h) of the 1940 Act, the Indemnification Agreement does not protect a Non-interested Trustee against any liability to the Trust or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

ITEM 16.	Exhibits

Exhibit 1
(a)

Amended and Restated Agreement and Declaration of Trust, dated March 18, 2003, is incorporated herein by reference to Exhibit 1(ii) to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A, filed on April 17, 2003 (File No. 2-34393).

(b)

Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(b) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

(c)

Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(ss) to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement on Form N-1A, filed on December 19, 2006 (File No. 2- 34393).

(d)	Certificate of Establishment and Designation of Janus Henderson International Opportunities Fund to be filed by amendment to this Registration Statement.
(e)	Certificate of Establishment and Designation of Janus Henderson Global Equity Income Fund to be filed by amendment to this Registration Statement.

(f)	Certificate of Establishment and Designation of Janus Henderson European Focus Fund to be filed by amendment to this Registration Statement.
(g)	Certificate of Establishment and Designation of Janus Henderson Strategic Income Fund to be filed by amendment to this Registration Statement.
(h)	Certificate of Establishment and Designation of Janus Henderson All Asset Fund to be filed by amendment to this Registration Statement.
(i)	Certificate of Establishment and Designation of Janus Henderson International Long/Short Equity Fund to be filed by amendment to this Registration Statement.
(j)	Certificate of Establishment and Designation of Janus Henderson Dividend & Income Builder Fund to be filed by amendment to this Registration Statement.
Exhibit 2
(a)

Amended and Restated Bylaws are incorporated herein by reference to Exhibit 2(e) to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed on December 10, 2004 (File No. 2-34393).

(b)

First Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(f) to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A, filed on October 14, 2005 (File No. 2-34393).

(c)

Second Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(g) to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A, filed on October 14, 2005 (File No. 2-34393).

Exhibit 3 (Not Applicable)
Exhibit 4
(a)

Form of Agreement and Plan of Reorganization by and between Janus Investment Fund, on behalf of the Acquiring Fund, and Henderson Global Funds, on behalf of the Target Fund, is filed herewith as Exhibit 4(a).

Exhibit 5 (Not Applicable)
Exhibit 6
(a)	Form of Investment Advisory Agreement for Janus Henderson International Opportunities Fund to be filed by amendment to this Registration Statement.
(b)	Form of Investment Sub-Advisory Agreement for Janus Henderson International Opportunities Fund to be filed by amendment to this Registration Statement.
(c)	Form of Investment Advisory Agreement for Janus Henderson Global Equity Income Fund to be filed by amendment to this Registration Statement.
(d)	Form of Investment Sub-Advisory Agreement for Janus Henderson Global Equity Income Fund to be filed by amendment to this Registration Statement.
(e)	Form of Investment Advisory Agreement for Janus Henderson European Focus Fund to be filed by amendment to this Registration Statement.

(f)	Form of Investment Sub-Advisory Agreement for Janus Henderson European Focus Fund to be filed by amendment to this Registration Statement.
(g)	Form of Investment Advisory Agreement for Janus Henderson Strategic Income Fund to be filed by amendment to this Registration Statement.
(h)	Form of Investment Sub-Advisory Agreement for Janus Henderson Strategic Income Fund to be filed by amendment to this Registration Statement.
(i)	Form of Investment Advisory Agreement for Janus Henderson All Asset Fund to be filed by amendment to this Registration Statement.
(j)	Form of Investment Sub-Advisory Agreement for Janus Henderson All Asset Fund to be filed by amendment to this Registration Statement.
(k)	Form of Investment Advisory Agreement for Janus Henderson International Long/Short Equity Fund to be filed by amendment to this Registration Statement.
(l)	Form of Investment Sub-Advisory Agreement for Janus Henderson International Long/Short Equity Fund to be filed by amendment to this Registration Statement.
(m)	Form of Investment Advisory Agreement for Janus Henderson Dividend & Income Builder Fund to be filed by amendment to this Registration Statement.
(n)	Form of Investment Sub-Advisory Agreement for Janus Henderson Dividend & Income Builder Fund to be filed by amendment to this Registration Statement.
Exhibit 7
(a)

Distribution Agreement between Janus Investment Fund and Janus Distributors, Inc., dated July 1, 1997, is incorporated herein by reference to Exhibit 6 to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A, filed on December 15, 1997 (File No. 2-34393).

(b)

Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated June 18, 2002, is incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A, filed on December 13, 2002 (File No. 2-34393).

(c)

Amendment to Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated June 14, 2006, is incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement on Form N-1A, filed on December 19, 2006 (File No. 2-34393).

(d)

Amendment to Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated January 1, 2008, is incorporated herein by reference to Exhibit 5(d) to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2008 (File No. 2-34393).

(e)

Form of Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC is incorporated herein by reference to Exhibit (e)(5) to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed on July 2, 2009 (File No. 2-34393).

(f)

Form of Intermediary Services Agreement is incorporated herein by reference to Exhibit (e)(6) to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed on July 2, 2009 (File No. 2-34393).

(g)

Form of Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC is incorporated herein by reference to Exhibit (e)(7) to Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A, filed on February 16, 2010 (File No. 2-34393).

(h)

Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated May 31, 2012, is incorporated herein by reference to Exhibit (e)(8) to Post-Effective Amendment No. 175 to the Registrant’s Registration Statement on Form N-1A, filed on May 31, 2012 (File No. 2-34393).

Exhibit 8 (Not Applicable)
Exhibit 9
(a)

Foreign Custody Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(u) to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A, filed on December 18, 2000 (File No. 2-34393).

(b)

Foreign Custody Manager Addendum to Global Custodial Services Agreement dated December 5, 2000 is incorporated herein by reference to Exhibit 7(v) to Post-Effective Amendment No. 96, filed on December 18 to the Registrant’s Registration Statement on Form N-1A, 2000 (File No. 2-34393).

(c)

Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(w) to Post-Effective Amendment No. 96, filed on December 18 to the Registrant’s Registration Statement on Form N-1A, 2000 (File No. 2-34393).

(d)

Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(x) to Post-Effective Amendment No. 96, filed on December 18 to the Registrant’s Registration Statement on Form N-1A, 2000 (File No. 2-34393).

(e)

Amendment to Custodian Contract dated January 21, 2005, between Janus Investment Fund, on behalf of its Portfolios, and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(ii) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

(f)

Amended and Restated Custodian Contract dated August 1, 2005, between Janus Investment Fund and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(mm) to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A, filed on October 14, 2005 (File No. 2-34393).

(g)

Form of Letter Agreement with regard to Janus Henderson International Opportunities Fund, Janus Henderson Global Equity Income Fund, Janus Henderson European Focus Fund, Janus Henderson Strategic Income Fund, Janus Henderson All Asset Fund, Janus Henderson International Long/Short Equity Fund and Janus Henderson Dividend & Income Builder Fund with State Street Bank and Trust Company to be filed by amendment to this Registration Statement.

Exhibit 10
(a)

Form of Distribution and Shareholder Servicing Plan for Class A Shares is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed on July 2, 2009 (File No. 2-34393).

(b)

Form of Distribution and Shareholder Servicing Plan for Class C Shares is incorporated herein by reference to Exhibit (m)(2) to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed on July 2, 2009 (File No. 2-34393).

(c)

Form of Distribution and Shareholder Servicing Plan for Class R Shares is incorporated herein by reference to Exhibit (m)(3) to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed on July 2, 2009 (File No. 2-34393).

(d)

Form of Distribution and Shareholder Servicing Plan for Class S Shares is incorporated herein by reference to Exhibit (m)(4) to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed on July 2, 2009 (File No. 2-34393).

(e)

Form of Amended Rule 18f-3 Plan is incorporated herein by reference to Exhibit (n)(6) to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed on July 2, 2009 (File No. 2-34393).

(f)

Form of Amended Rule 18f-3 Plan is incorporated herein by reference to Exhibit (n)(7) to Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A, filed on February 16, 2010 (File No. 2-34393).

(g)

Amended Rule 18f-3 Plan, dated March 15, 2012, is incorporated herein by reference to Exhibit (n)(9) to Post-Effective Amendment No. 175 to the Registrant’s Registration Statement on Form N-1A, filed on May 31, 2012 (File No. 2-34393).

(h)

Amended Rule 18f-3 Plan, dated June 16, 2016, is incorporated herein by reference to Exhibit (n)(10) to Post-Effective Amendment No. 234 to the Registrant’s Registration Statement on Form N-1A, filed on August 15, 2016 (File No. 2-34393).

Exhibit 11
(a) Form of Opinion and Consent of Counsel to be filed by amendment to this Registration Statement.
Exhibit 12
(a) Form of Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Registrant to be filed by post-effective amendment to this Registration Statement.
Exhibit 13
(a)

Amended and Restated Transfer Agency Agreement dated June 18, 2002, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(u) to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A, filed on December 13, 2002 (File No. 2-34393).

(b)

First Amendment dated December 14, 2007 to the Amended and Restated Transfer Agency Agreement, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(yyy) to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2008 (File No. 2-34393).

(c) Second Amendment dated October 2, 2008 to the Amended and Restated Transfer Agency Agreement, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(cccc) to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2009 (File No. 2-34393).
(d)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(86) to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed on July 2, 2009 (File No. 2-34393).

(e)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(95) to Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A, filed on February 16, 2010 (File No. 2-34393).

(f)

Letter Agreement dated July 1, 2010 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(101) to Post-Effective Amendment No. 132 to the Registrant’s Registration Statement on Form N-1A, filed on July 30, 2010 (File No. 2-34393).

(g)

Form of Administration Servicing Agreement between State Street Bank and Trust Company and Janus Investment Fund is incorporated herein by reference to Exhibit (h)(130) to Post-Effective Amendment No. 152 to the Registrant’s Registration Statement on Form N-1A, filed on May 13, 2011 (File No. 2-34393).

(h)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(105) to Post-Effective Amendment No. 132 to the Registrant’s Registration Statement on Form N-1A, filed on July 30, 2010 (File No. 2-34393).

(i)

Letter Agreement dated August 2, 2010 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(106) to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A, filed on August 25, 2010 (File No. 2-34393).

(j)

Letter Agreement dated September 15, 2010 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(110) to Post-Effective Amendment No. 134 to the Registrant’s Registration Statement on Form N-1A, filed on October 15, 2010 (File No. 2-34393).

(k)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(115) to Post-Effective Amendment No. 137 to the Registrant’s Registration Statement on Form N-1A, filed on December 27, 2010 (File No. 2-34393).

(l)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(119) to Post-Effective Amendment No. 146 to the Registrant’s Registration Statement on Form N-1A, filed on April 21, 2011 (File No. 2-34393).

(m)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(124) to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement on Form N-1A, filed on May 3, 2011 (File No. 2-34393).

(n)	Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(129) to Post-Effective

Amendment No. 152 to the Registrant’s Registration Statement on Form N-1A, filed on May 13, 2011 (File No. 2-34393).
(o)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(132) to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement on Form N-1A, filed on July 29, 2011 (File No. 2-34393).

(p)

Administration Agreement between Janus Investment Fund and Janus Capital Management LLC, dated June 23, 2011, is incorporated herein by reference to Exhibit (h)(134) to Post-Effective Amendment No. 163 to the Registrant’s Registration Statement on Form N-1A, filed on October 28, 2011 (File No. 2-34393).

(q)

Amendment dated September 28, 2011 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(135) to Post-Effective Amendment No. 163 to the Registrant’s Registration Statement on Form N-1A, filed on October 28, 2011 (File No. 2-34393).

(r)

Letter Agreement dated September 28, 2011 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(136) to Post-Effective Amendment No. 166 to the Registrant’s Registration Statement on Form N-1A, filed on December 15, 2011 (File No. 2-34393).

(s)

Amendment dated December 7, 2011 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(137) to Post-Effective Amendment No. 166 to the Registrant’s Registration Statement on Form N-1A, filed on December 15, 2011 (File No. 2-34393).

(t)

Form of Letter Agreement dated December 7, 2011 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(138) to Post-Effective Amendment No. 166 to the Registrant’s Registration Statement on Form N-1A, filed on December 15, 2011 (File No. 2-34393).

(u)

Letter Agreement dated December 15, 2011 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(139) to Post-Effective Amendment No. 166 to the Registrant’s Registration Statement on Form N-1A, filed on December 15, 2011 (File No. 2-34393).

(v)

Amendment dated December 15, 2011 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(141) to Post-Effective Amendment No. 166 to the Registrant’s Registration Statement on Form N-1A, filed on December 15, 2011 (File No. 2-34393).

(w)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated October 15, 2012, is incorporated herein by reference to Exhibit (h)(146) to Post-Effective Amendment No. 179 to the Registrant’s Registration Statement on Form N-1A, filed on October 26, 2012 (File No. 2-34393).

(x)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated March 10, 2010, is incorporated herein by reference to Exhibit (h)(147) to Post-Effective Amendment No. 180 to the Registrant’s Registration Statement on Form N-1A, filed on November 13, 2012 (File No. 2-34393).

(y)	Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated October 15, 2012, is incorporated herein by reference to Exhibit (h)(148) to

Post-Effective Amendment No. 180 to the Registrant’s Registration Statement on Form N-1A, filed on November 13, 2012 (File No. 2-34393).
(z)

Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC, dated October 15, 2012, is incorporated herein by reference to Exhibit (h)(149) to Post-Effective Amendment No. 180 to the Registrant’s Registration Statement on Form N-1A, filed on November 13, 2012 (File No. 2-34393).

(aa)

Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(153) to Post-Effective Amendment No. 182 to the Registrant’s Registration Statement on Form N-1A, filed on December 28, 2012 (File No. 2-34393).

(bb)

Form of Custody Agreement between HSBC and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(177) to Post-Effective Amendment No. 188 to the Registrant’s Registration Statement on Form N-1A, filed on March 29, 2013 (File No. 2-34393).

(cc)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated October 15, 2012, is incorporated herein by reference to Exhibit (h)(146) to Post-Effective Amendment No. 179 to the Registrant’s Registration Statement on Form N-1A, filed on October 26, 2012 (File No. 2-34393).

(dd)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated March 10, 2010, is incorporated herein by reference to Exhibit (h)(147) to Post-Effective Amendment No. 180 to the Registrant’s Registration Statement on Form N-1A, filed on November 13, 2012 (File No. 2-34393).

(ee)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated October 15, 2012, is incorporated herein by reference to Exhibit (h)(148) to Post-Effective Amendment No. 180 to the Registrant’s Registration Statement on Form N-1A, filed on November 13, 2012 (File No. 2-34393).

(ff)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated March 15, 2012, is incorporated herein by reference to Exhibit (h)(150) to Post-Effective Amendment No. 182 to the Registrant’s Registration Statement on Form N-1A, filed on December 28, 2012 (File No. 2-34393).

(gg)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(152) to Post-Effective Amendment No. 182 to the Registrant’s Registration Statement on Form N-1A, filed on December 28, 2012 (File No. 2-34393).

(hh)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated February 15, 2013, is incorporated herein by reference to Exhibit (h)(178) to Post-Effective Amendment No. 188 to the Registrant’s Registration Statement on Form N-1A, filed on March 29, 2013 (File No. 2-34393).

(ii)

Amendment dated February 15, 2013 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(179) to Post-Effective Amendment No. 188 to the Registrant’s Registration Statement on Form N-1A, filed on March 29, 2013 (File No. 2-34393).

(jj)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated March 18, 2013, is incorporated herein by reference to Exhibit (h)(180) to Post-Effective Amendment No. 188 to the Registrant’s Registration Statement on Form N-1A, filed on March 29, 2013 (File No. 2-34393).

(kk)

Amendment dated March 18, 2013 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(181) to Post-Effective Amendment No. 188 to the Registrant’s Registration Statement on Form N-1A, filed on March 29, 2013 (File No. 2-34393).

(ll)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated April 1, 2013, is incorporated herein by reference to Exhibit (h)(183) to Post-Effective Amendment No. 188 to the Registrant’s Registration Statement on Form N-1A, filed on March 29, 2013 (File No. 2-34393).

(mm)

Amendment dated April 1, 2013 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(184) to Post-Effective Amendment No. 188 to the Registrant’s Registration Statement on Form N-1A, filed on March 29, 2013 (File No. 2-34393).

(nn)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(185) to Post-Effective Amendment No. 188 to the Registrant’s Registration Statement on Form N-1A, filed on March 29, 2013 (File No. 2-34393).

(oo)

Form of Amendment to Administration Agreement between Janus Capital Management LLC and Janus Investment Fund is incorporated herein by reference to Exhibit (h)(186) to Post-Effective Amendment No. 188 to the Registrant’s Registration Statement on Form N-1A, filed on March 29, 2013 (File No. 2-34393).

(pp)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(207) to Post-Effective Amendment No. 195 to the Registrant’s Registration Statement on Form N-1A, filed on January 28, 2014 (File No. 2-34393).

(qq)

Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(208) to Post-Effective Amendment No. 195 to the Registrant’s Registration Statement on Form N-1A, filed on January 28, 2014 (File No. 2-34393).

(rr)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(210) to Post-Effective Amendment No. 198 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2014 (File No. 2-34393).

(ss)

Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(211) to Post-Effective Amendment No. 198 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2014 (File No. 2-34393).

(tt)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(213) to Post-Effective Amendment No. 203 to the Registrant’s Registration Statement on Form N-1A, filed on May 23, 2014 (File No. 2-34393).

(uu)

Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(214) to Post-Effective Amendment No. 203 to the Registrant’s Registration Statement on Form N-1A, filed on May 23, 2014 (File No. 2-34393).

(vv)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated October 6, 2014, is incorporated herein by reference to Exhibit (h)(215) to Post-Effective Amendment No. 208 to the Registrant’s Registration Statement on Form N-1A, filed on October 28, 2014 (File No. 2-34393).

(ww)

Amendment dated October 6, 2014 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(216) to Post-Effective Amendment No. 208 to the Registrant’s Registration Statement on Form N-1A, filed on October 28, 2014 (File No. 2-34393).

(xx)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(218) to Post-Effective Amendment No. 212 to the Registrant’s Registration Statement on Form N-1A, filed on December 17, 2014 (File No. 2-34393).

(yy)

Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(219) to Post-Effective Amendment No. 212 to the Registrant’s Registration Statement on Form N-1A, filed on December 17, 2014 (File No. 2-34393).

(zz)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(221) to Post-Effective Amendment No. 225 to the Registrant’s Registration Statement on Form N-1A, filed on June 23, 2015 (File No. 2-34393).

(aaa)

Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(222) to Post-Effective Amendment No. 225 to the Registrant’s Registration Statement on Form N-1A, filed on June 23, 2015 (File No. 2-34393).

(bbb)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated December 11, 2015, is incorporated herein by reference to Exhibit (h)(223) to Post-Effective Amendment No. 231 to the Registrant’s Registration Statement on Form N-1A, filed on January 28, 2016 (File No. 2-34393).

(ccc)

Amendment dated December 11, 2015 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(224) to Post-Effective Amendment No. 231, filed on January 28, 2016 (File No. 2-34393).

(ddd)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated June 16, 2016, is incorporated herein by reference to Exhibit (h)(225) to Post-Effective Amendment No. 234 to the Registrant’s Registration Statement on Form N-1A, filed on August 15, 2016 (File No. 2-34393).

Exhibit 14
(a)	Consent of PricewaterhouseCoopers LLP to be filed by amendment to this Registration Statement.
(b)	Consent of Ernst & Young LLP to be filed by amendment to this Registration Statement.

Exhibit 15 (Not Applicable)
Exhibit 16
(a) Powers of Attorney, dated [ ], 2017, to be filed by amendment.
Exhibit 17 (Not Applicable)

ITEM 17.	Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 30th day of December, 2016.

JANUS INVESTMENT FUND

By:	/s/ Bruce L. Koepfgen
Bruce L. Koepfgen, President and
Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Bruce L. Koepfgen	President and Chief Executive Officer	December 30, 2016
Bruce L. Koepfgen	(Principal Executive Officer)

/s/ Jesper Nergaard	Vice President, Chief Financial	December 30, 2016
Jesper Nergaard	Officer, Treasurer and Principal
Accounting Officer (Principal
Financial Officer and Principal
Accounting Officer)

William F. McCalpin* William F. McCalpin	Chairman and Trustee	December 30, 2016

Alan A. Brown* Alan A. Brown	Trustee	December 30, 2016

William D. Cvengros* William D. Cvengros	Trustee	December 30, 2016

Raudline Etienne* Raudline Etienne	Trustee	December 30, 2016

Gary A. Poliner* Gary A. Poliner	Trustee	December 30, 2016

James T. Rothe* James T. Rothe	Trustee	December 30, 2016

William D. Stewart* William D. Stewart	Trustee	December 30, 2016

Linda S. Wolf* Linda S. Wolf	Trustee	December 30, 2016

/s/ Michelle Rosenberg
*By: Michelle Rosenberg
Attorney-in-Fact

INDEX OF EXHIBITS

Exhibit Number	Exhibit Title
Exhibit 4(a)	Form of Agreement and Plan of Reorganization